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MORGAN STANLEY DEAN WITTER

         MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
         SEMI-ANNUAL REPORT
         JUNE 30, 1999
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        Institutional Fund, Inc.
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TABLE OF CONTENTS
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
President's Letter..........................          1
Performance Summary.........................          2
Managers' Reports and Statements of Net
  Assets by Portfolio:
Global and International Equity Portfolios:
  Active International Allocation...........          4
  Asian Equity..............................         15
  Asian Real Estate.........................         22
  Emerging Markets..........................         27
  European Equity ..........................         36
  European Real Estate......................         41
  Global Equity ............................         47
  International Equity .....................         52
  International Magnum .....................         57
  International Small Cap...................         64
  Japanese Equity...........................         69
  Latin American............................         73
U.S. Equity Portfolios:
  Aggressive Equity.........................         78
  Emerging Growth...........................         83
  Equity Growth.............................         88
  Technology................................         94
  U.S. Equity Plus..........................         98
  U.S. Real Estate..........................        105
  Value Equity..............................        111
Fixed Income Portfolios:
  Emerging Markets Debt.....................        116
  Fixed Income..............................        123
  Global Fixed Income.......................        127
  High Yield................................        131
  Municipal Bond............................        137
Money Market Portfolios:
  Money Market..............................        141
  Municipal Money Market....................        145
Statements of Operations....................        152
Statements of Changes in Net Assets.........        156
Financial Highlights .......................        169
Notes to Financial Statements...............        194
Directors and Officers .....................        202

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

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        Institutional Fund, Inc.
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PRESIDENT'S LETTER
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Fellow Shareholders:

    We are pleased to present to you the Fund's Semi-Annual Report for the six months ended June 30, 1999. Our Fund currently offers 26 portfolios providing investors with a full array of global and domestic equity and fixed income products. Together, the Fund's portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overal investment strategy.

MARKET REVIEW
    After the Asian and Russian economic crises experienced in 1997 and the end of 1998, the global economy began to "heal" in the first half of 1999. The reflationary policies of central banks around the world began to take root, spurring improved and broader economic growth in many troubled areas of the world. Reflecting this global healing, interest rates in the U.S. crept upward on fears of faster inflation as the world economy resumes broader based growth. The Lehman Aggregate Index fell 1.4% in the first half of the year. Performance in equity markets was strong despite rising interest rates in the U.S. The S&P 500 Index rose 12.4% over the period. Foreign stock prices also rose, but weakening foreign currencies hampered returns to U.S. investors. In the first half of the year, the MSCI EAFE Index rose 13.6% in local terms, but only 4.0% in U.S. Dollar terms.

    While the bull market of 1998 was characterized by narrow market leadership and was concentrated in particular sectors and names, the strength in 1999 has so far been much broader in scope. The disparity between value and growth stock performance in the U.S. narrowed, as did the disparity between large cap and small cap stock performance, creating a benign environment for active stock pickers. Within the bond market, performance also reflected broader economic growth. Spread products, such as mortgages and high yield corporates, which had been battered in last year's flight to quality, saw improved performance, as spreads relative to Treasuries narrowed to more normal levels. Spread products have outperformed higher quality Treasuries ( - 2.4%) in the first half of this year (Corporate Bonds - 2.1%, High Yield Debt +1.8%, Mortgages +0.7%).

    Foreign stock performance was mixed in the first half of 1999. While Japan (+20.7%) and developed Pacific markets (+23.0%) showed strong gains, a weak Euro and softening economies held back European stock performance ( - 2.4%). Emerging market equities were the star performer of the first half. Although Brazil was forced to devalue its currency, the move had been widely anticipated and priced into emerging markets. Because of the strong financial reforms Brazil had already enacted, the financial sector was able to manage through the devaluation. As the situation in Latin America stabilized, emerging market equities began to soar. The MSCI Emerging Markets Free Index rose 39.9% in the first half of the year, led by Asia (+55.4%), and followed by Latin America (+31.0%) and Eastern Europe (+28.4%).

    While broader economic growth has driven many equity markets to new highs this year, this news has not been positive for bonds. The unabated economic expansion in the U.S., coupled with rising commodity prices, has led market participants to speculate that inflation, and therefore bond yields, will pick up. Although inflation data remained mixed, retail sales data showed surprising strength. At the end of June, the Federal Reserve responded by raising interest rates 25 basis points.

MARKET OUTLOOK
    Broadening economic growth has been reflected in the global recovery of the manufacturing sector, which had stagnated in 1998. The recovery has been led by Asia and the U.S., with Europe pointing to a stronger second half. Consumption may slow modestly in the West, as commodity prices bottom, and interest-rate sensitive sectors react to the rise in bond yields. However, 1999 growth is expected to increase globally, compared to 1998. Growth in the year 2000 should show an acceleration of this trend. Earnings should benefit and grow approximately 10% over the next twelve months in the U.S. and Europe, and close to 20% for Japan.

    Although the current bull market appears to be eternal, we emphasize that there are significant differences between the environment today and that of the past two years. The key difference is that inflationary pressures, particularly in the U.S., may not be quiescent. Oil prices are up near 100% from their lows. World growth is picking up, and is reflected in bottoming commodity prices. Strong consumption and tight labor markets in the U.S. will ultimately lead to inflationary pressures. Although the Fed has adopted a "neutral bias", we believe that further interest hikes this year are likely, possibly forcing a final capitulation in the bond market. With interest rates and liquidity less supportive of an overvalued U.S. equity market, stronger earnings will become crucial to continued strength for U.S. stocks. We anticipate better equity performance in non-U.S. markets, where valuations, growth prospects, and liquidity trends are more favorable.

    In this Report, each of our portfolio managers discuss the performance results and outlook of their markets and portfolios in greater detail. We hope you find the Report informative. As always, we very much appreciate your continued support of the Fund.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT

July 1999

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                                       1
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        Institutional Fund, Inc.
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PERFORMANCE SUMMARY (UNAUDITED)
JUNE 30, 1999
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
                                                     NET ASSETS       NET ASSET VALUE
                              INCEPTION DATES           (000)            PER SHARE               YTD TOTAL RETURN
                             ------------------  -------------------  ----------------  ----------------------------------
                                                                                                             COMPARABLE
                             CLASS A   CLASS B    CLASS A    CLASS B  CLASS A  CLASS B  CLASS A  CLASS B      INDICES
                             --------  --------  ----------  -------  -------  -------  -------  -------  ----------------
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International
   Allocation                 1/17/92   1/02/96  $  430,676  $1,906   $12.39   $12.53     4.12 %   3.38 %        3.97%(1)
  Asian Equity                7/01/91   1/02/96      96,195   2,071    11.55    11.46    44.20    43.79         44.30(2)
  Asian Real Estate          10/01/97  10/01/97       3,607     977     8.52     8.56    29.66    29.60         24.81(3)
  Emerging Markets            9/25/92   1/02/96   1,102,105  10,091    13.37    13.37    40.00    39.85         39.87(5)
                                                                                                                38.27(4)
  European Equity             4/02/93   1/02/96     109,560   3,115    15.56    15.53   - 1.21   - 1.33        - 2.41(6)
  European Real Estate       10/01/97  10/01/97      16,372   2,082     9.83     9.85     2.90     2.72          6.84(7)
  Global Equity               7/15/92   1/02/96     208,343  20,830    21.53    21.39     3.81     3.68          8.51(8)
  International Equity        8/04/89   1/02/96   4,055,760  26,979    19.49    19.43     6.80     6.64          3.97(1)
  International Magnum        3/15/96   3/15/96     201,399  26,013    12.27    12.22     6.05     5.89          3.97(1)
  International Small Cap    12/15/92        --     277,929      --    17.53       --    14.95       --         12.07(9)
  Japanese Equity             4/25/94   1/02/96      59,284   2,134     7.82     7.75    26.54    26.43         20.72(10)
  Latin American              1/18/95   1/02/96      22,091   1,514     9.37     9.40    39.02    38.64         31.03(23)
                                                                                                                33.28(11)
U.S. EQUITY PORTFOLIOS:
  Aggressive Equity           3/08/95   1/02/96     113,789  19,521    21.70    21.56    24.00    23.91         12.38(12)
                                                                                                                14.97(13)
  Emerging Growth            11/01/89   1/02/96      38,976   1,735    10.41    10.22    29.00    28.88          9.28(14)
  Equity Growth               4/02/91   1/02/96     867,908  169,028   21.99    21.88    15.49    15.34         12.38(12)
  Technology                  9/16/96   9/16/96      30,368   2,600    25.87    25.77    43.88    43.81         12.38(12)
  U.S. Equity Plus            7/31/97   7/31/97      16,186   1,432    13.91    13.89    11.91    11.84         12.38(12)
  U.S. Real Estate            2/24/95   1/02/96     314,472  14,745    13.68    13.63     9.03     8.91          4.78(15)
  Value Equity                1/31/90   1/02/96      59,026     631    13.01    12.97    21.15    20.91         12.38(12)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt       2/01/94   1/02/96      57,403   1,006     2.92     2.95    11.45    10.90         10.57(16)
  Fixed Income                5/15/91   1/02/96     196,279   2,383    10.60    10.61   - 2.10   - 2.23        - 1.37(17)
  Global Fixed Income         5/01/91   1/02/96      35,117     324    11.52    11.48   - 7.32   - 7.46        - 7.19(18)
  High Yield                  9/28/92   1/02/96     133,966  39,815    10.79    10.77     4.14     4.05          2.82(19)
  Municipal Bond              1/18/95        --      26,626      --    10.07       --   - 1.38       --        - 0.87(20)
MONEY MARKET PORTFOLIOS:
  Money Market               11/15/88        --   1,726,686      --     1.00       --     2.24       --            --
  Municipal Money Market      2/10/89        --   1,013,221      --     1.00       --     1.30       --            --

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
                                        YIELD INFORMATION AS OF JUNE 30, 1999
----------------------------------------------------------------------------------------------------------------------
                                30 DAY
                            CURRENT YIELD++                                7 DAY       7 DAY      30 DAY      30 DAY
                           -----------------                              CURRENT    EFFECTIVE    CURRENT   COMPARABLE
                           CLASS A   CLASS B                               YIELD+      YIELD+     YIELD++     YIELD
                           -------   -------                              --------   ----------   -------   ----------
FIXED INCOME PORTFOLIOS:                       MONEY MARKET PORTFOLIOS:
  Emerging Markets Debt     12.79%    12.53%     Money Market              4.52%       4.57%      4.47%      4.40%(21)
  Fixed Income               6.24      6.09      Municipal Money Market    3.15        3.20       2.75       2.72(22)
  Global Fixed Income        4.03      3.88
  High Yield                10.01      9.76
  Municipal Bond             4.33        --

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 +The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

--------------------------------------------------------------------------------

                                       2
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
                                        AVERAGE ANNUAL FIVE YEAR
                                                                                        AVERAGE ANNUAL TOTAL
        ONE YEAR TOTAL RETURN                 TOTAL RETURN                             RETURN SINCE INCEPTION
-------------------------------------   -------------------------   ------------------------------------------------------------
                         COMPARABLE                   COMPARABLE                    COMPARABLE                     COMPARABLE
 CLASS A     CLASS B       INDICES       CLASS A       INDICES       CLASS A     INDICES--CLASS A    CLASS B    INDICES--CLASS B
---------   ---------   -------------   ----------   ------------   ----------   ----------------   ---------   ----------------
    5.30%       5.13%       7.62%(1)      10.35%        8.21%(1)      10.14%            9.52%(1)       11.81%          8.88%(1)
   69.02       67.94       82.69(2)      - 5.63       - 3.17(2)        6.58             6.96(2)      - 10.66         - 6.41(2)
   61.26       60.83       53.42(3)          --           --         - 4.92          - 15.81(3)       - 5.24        - 15.81(3)
   22.00       21.59       28.71(5)        0.25       - 0.83(5)        8.50             7.44(5)         3.81         - 0.81(5)
                           29.66(4)                   - 1.03(4)                         6.78(4)                      - 0.60(4)
 - 14.19     - 14.44      - 0.84(6)       11.69        19.20(6)       15.55            18.02(6)        12.57          19.60(6)
  - 6.80      - 7.02      - 3.46(7)          --           --           1.53             3.64(7)         1.33           3.64(7)
    4.32        4.04       15.67(8)       16.67        16.75(8)       18.33            15.46(8)        17.98          17.66(8)
    6.90        6.67        7.62(1)       14.61         8.21(1)       12.89             5.59(1)        16.34           8.88(1)
  - 3.57      - 3.85        7.62(1)          --           --           8.63             9.56(1)         8.33           9.56(1)
    1.78          --        3.86(9)        5.83       - 4.07(9)       12.84             4.03(9)           --             --
   31.23       30.94       30.21(10)       2.32       - 5.11(10)       3.03           - 3.32(10)        5.78         - 5.38(10)
    3.25        3.44        6.02(23)         --           --          12.34             5.38(23)       17.38           8.64(23)
                            7.65(11)                                                    5.59(11)                       9.03(11)
   26.38       26.01       22.75(12)         --           --          36.28            29.84(12)       32.17          27.73(12)
                           20.28(13)                                                   22.61(13)                      20.11(13)
   37.91       37.23        1.50(14)      23.47        15.40(14)      15.77            12.78(14)       19.84          12.62(14)
   18.88       18.56       22.75(12)      29.51        27.87(12)      19.90            19.56(12)       27.42          27.73(12)
   82.53       82.21       22.75(12)         --           --          52.75            30.51(12)       52.44          30.51(12)
   18.16       17.89       22.75(12)         --           --          19.67            22.72(12)       19.47          22.72(12)
    0.91        0.74      - 8.98(15)         --           --          18.11            11.70(15)       15.92          10.26(15)
   18.98       18.63       22.75(12)      22.08        27.87(12)      15.73            19.39(12)       22.01          27.73(12)
 - 25.50     - 25.48      - 4.26(16)      11.51        14.22(16)       6.49             8.28(16)        6.76          11.75(16)
    1.68        1.54        3.15(17)       7.79         7.83(17)       7.63             7.82(17)        5.47           5.82(17)
    2.00        1.74        3.63(18)       6.47         6.56(18)       6.72             7.82(18)        3.58           3.64(18)
    3.08        2.93      - 0.85(19)      11.54         9.31(19)      11.49             9.43(19)       10.39           7.99(19)
    1.86          --        2.92(20)         --           --           5.31             6.55(20)          --             --
      --          --          --             --           --             --               --              --             --
      --          --          --             --           --             --               --              --             --

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     INDICES:

 (1)  MSCI EAFE (Europe, Australasia, and Far East)
 (2)  MSCI All-Country Far East Free ex-Japan
 (3)  GPR General Real Estate Securities Index-Far East
 (4)  IFC Global Total Return Composite
 (5)  MSCI Emerging Markets Free
 (6)  MSCI Europe
 (7)  GPR General Real Estate Securities Index-Europe
 (8)  MSCI World
 (9)  MSCI EAFE Small Cap
(10)  MSCI Japan
(11)  MSCI Emerging Markets Global Latin America
(12)  S&P 500
(13)  Lipper Capital Appreciation
(14)  Russell 2000
(15)  National Association of Real Estate Investment Trusts
      (NAREIT) Equity
(16)  J.P. Morgan Emerging Markets Bond Plus
(17)  Lehman Aggregate Bond
(18)  J.P. Morgan Traded Global Bond
(19)  CS First Boston High Yield
(20)  Lehman 7-Year Municipal Bond
(21)  IBC Money Fund Comparable Yield
(22)  IBC Municipal Money Fund Comparable Yield
(23)  MSCI Emerging Markets Free Latin America

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market and Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

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                                       3
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OVERVIEW
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ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              3.6%
Austria                0.3%
France                 5.1%
Germany                5.9%
Hong Kong              2.1%
Italy                  3.6%
Japan                 19.8%
Netherlands            5.8%
Portugal               0.9%
Singapore              3.6%
Spain                  3.7%
Sweden                 3.1%
Switzerland            5.5%
United Kingdom        14.7%
Other                 22.3%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                           TOTAL RETURNS(2)
                     ------------------------------------------------------------
                                              AVERAGE ANNUAL     AVERAGE ANNUAL
                        YTD       ONE YEAR      FIVE YEARS       SINCE INCEPTION
                     ----------  ----------  -----------------  -----------------
PORTFOLIO -- CLASS
A..................       4.12%       5.30%         10.35%             10.14%
PORTFOLIO -- CLASS
B..................       3.38        5.13            N/A              11.81
INDEX -- CLASS A...       3.97        7.62           8.21               9.52
INDEX -- CLASS B...       3.97        7.62            N/A               8.88

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive provides an effective way to maximize the return potential and minimize the risk associated with global investing.

For the six months ended June 30, 1999, the Portfolio had a total return of 4.12% for the Class A shares and 3.38% for the Class B shares compared to 3.97% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 5.30% for the Class A shares and 5.13% for the Class B shares compared to 7.62% for the Index. For the five-year period ended June 30, 1999, the average annual total return for Class A shares was 10.35% compared to 8.21% for the Index. For the period since inception on January 17, 1992 through June 30, 1999, the average annual total return for Class A shares was 10.14% compared to 9.52% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return for Class B shares was 11.81% compared to 8.88% for the Index.

Our performance for the year-to-date is mediocre. For much of the second quarter we were too defensively positioned, and although our emphasis on Japan and Asia was beneficial, the drag of cash kept us from significantly outperforming the Index. In recent weeks we have reduced our cash to a minimum, although we are still afflicted with U.S. equity acrophobia despite the euphoric economic environment.

In general, we continue to think the U.S. equity market is "priced for perfection" and that it is vulnerable to any untoward event. We suggest caution and an underweight position and believe that the best investment opportunities are elsewhere in the world. We are bullish on Japan and non-Japan Asia, and moderately optimistic on Europe and the United Kingdom. Small and medium capitalization stocks are becoming more appealing around the world.

Since the start of the year, we have increased our position in Japan to overweight the Index. We recently returned from a week there, and our conclusion is that the investment story in Japan continues to make slow, irregular progress. The economy has bottomed,

--------------------------------------------------------------------------------
Active International Allocation Portfolio

                                       4
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        Institutional Fund, Inc.
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OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
the bear market is over, and the Japanese stock market should be the best big market in the world over the next couple of years.

That said, reform and restructuring are unfolding in a deliberate, almost ceremonial pattern, like the symbolic, stylized movements of the Kabuki theatre. This dilatory pace is maddeningly frustrating to watch as an investor, but we have to recognize that Japan changes its system at its own pace and in its own good time.

The Japanese economy is still listless. We saw a number of economists and there is general agreement that the first quarter report was a flash in the pan. As the Bank of Japan put it: "Japan's economy, at present, has stopped deteriorating, but clear signs of recovery have not been observed." Deflation is everywhere. Wages are below the year ago level, wholesale prices are falling, and consumer prices "remain weak." Real estate prices have stabilized. There is a chance that the economy will weaken again in the first half of next year unless there is additional fiscal stimulus.

We believe the heart of the Japanese equity story is restructuring. Japanese companies are selling divisions and cross-shareholdings, reducing their workforces, consolidating business units, closing unprofitable capacity, paying down debt, and generally rationalizing their companies. Investors around the world respond very positively to restructuring plans, and there is already evidence that the same thing is happening in Japan.

Our Tokyo research department has published a major report on restructuring. We have identified 143 restructuring announcements in the first five months of this year alone. Although it will be several years before the first payoff in terms of returns and profits become visible and the entire process will probably take ten years, earnings for the MSCI Japan Index could compound at a 15% rate over that period if returns on assets and equity get back to anywhere near previous levels. We are now around 26% in Japan versus an Index weight of 22%. The Index was up 7% in dollars in the second quarter and 21% for the year-to-date.

We also added to Singapore and Hong Kong in the second quarter and this move also paid off handsomely with the former up 34% in the quarter and the latter ahead 23%. We also are overweight in Australia which has increased over 14% for the year in U.S. dollar terms. We also saw our Asian experts recently, and there are some disconcerting signals. First, because stock prices have soared, Asian companies are wavering in their reform programs. Second, the economic recovery is still fragile and current account surpluses are beginning to fade, and third there are many indications of speculative excesses coming back into the markets. We are reviewing our stance.

As for Europe, in the second quarter we reduced our position from 64% of the Portfolio to 60% versus the Index weight of 69% by taking four percentage points out of the United Kingdom. We believe European economic growth is picking up, earnings revisions have started to move higher, interest rates should be on hold, and perhaps liquidity flows could re-ignite. Our concerns stem from high valuation levels, increasing bond yields, the sinking Euro, and Europe's high sensitivity to the U.S. market and short-term U.S. interest rates. Hence, in the short-term, we remain underweight.

Within Europe we are focused on Italy, Spain and Portugal. Italy has disappointed, but equities are fairly valued and should be supported by a pick-up in corporate earnings. Economic growth should recover from a revival in exports and the lagged impact of lower interest rates. Italy was late (early December 1998) relative to the rest of Europe in lowering short-term interest rates and the benefits have yet to affect domestic consumption. We expect better growth in the second half of 1999.

Spain has a very dynamic economy without the threat of inflation. The government has accomplished a great deal of the restructuring and we are impressed by their policies. Corporate earnings should be steady but revisions have been negative which hurts equity valuations. Spain and Portugal have suffered from investors' unease on the outlook for Latin America.

We remain underweight France and Germany. The French economy has performed strongly, largely due to a strong consumer. We expect business confidence levels to rise and exports to provide a further avenue of growth. However, equities are not cheap and have deteriorated as the result of negative earnings revisions and strong market performance. In Germany equity valuations on an historic basis are extended, while at reasonable levels relative to other markets. Our concerns lie mainly in the prospects for sustained

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

                                       5
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
economic recovery and questions concerning policies from the governing coalition on taxes and labor market rigidity.

We still have a mid and small cap tilt in the United Kingdom (approximately 2% of the portfolio) which has worked out well as has the European real estate tilt (approximately 2.5% of the portfolio). European real estate is selling at a 64% discount on price to book relative to MSCI Europe, and the out-performance cycle has just begun, in our opinion.

We have gone significantly underweight European telecommunications stocks. Our quantitative and analytical work suggests the big telecom companies are very expensive compared both to their relative historic and prospective valuations in the past and to the future. For example, on cash flow, European telecom is selling at a 74% premium to MSCI Europe versus an historical premium of 35%. Current valuations discount 13% trend line growth rates versus cash flow growth forecasts of most analysts of around 5% to 6%. Usage growth has accelerated dramatically but so has price-cutting. The entire market is undergoing total change and transformation which increases the risk of obsolescence for those suppliers with large fixed investment. These are over-owned, slow growth stocks priced as rapid growth stocks.

As noted, at present our cash position is nominal but we remain alert and nervous for a change in the investment environment.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

COMMON STOCKS (77.2%)
  AUSTRALIA (3.4%)
      71,278  AMP Ltd...........................................  $      776
   (a)49,476  Amcor Ltd.........................................         274
      28,690  Australian Gas Light Co., Ltd.....................         174
      85,486  Boral Ltd.........................................         144
      16,621  Brambles Industries Ltd...........................         436
     123,116  Broken Hill Proprietary Co., Ltd..................       1,421
      71,868  Coca Cola Amatil Ltd..............................         289
      83,265  Coles Myer Ltd....................................         483
         584  Colonial Ltd......................................           2
       8,069  CSL Ltd...........................................          69
      77,723  CSR Ltd...........................................         221
       9,404  F.H. Faulding & Co., Ltd..........................          57
     134,451  Fosters Brewing Group Ltd.........................         377
      50,716  Gio Australia Holdings Ltd........................         123
      90,718  Goodman Fielder Ltd...............................          81
      22,003  ICI Australia Ltd.................................         120
      20,774  Leighton Holdings Ltd.............................          81
      40,185  Lend Lease Corp., Ltd.............................         550
      27,945  Mayne Nickless Ltd................................          95
     100,499  National Australia Bank Ltd.......................       1,657
     142,747  News Corp., Ltd...................................       1,213
     147,069  Normandy Mining Ltd...............................          98
      51,580  North Ltd.........................................         104
      81,600  Pacific Dunlop Ltd................................         117
      70,223  Pioneer International Ltd.........................         178
      30,578  QBE Insurance Group Ltd...........................         116
      14,033  Rio Tinto Ltd.....................................         229
      45,866  Santos Ltd........................................         150
      29,834  Schroders Property Fund...........................          46
      15,186  Smith (Howard) Ltd................................         116
      48,249  Southcorp Holdings Ltd............................         194
      (a)368  Stockland Trust Group.............................           1
   (a)23,904  Stockland Trust Group.............................          54
      24,364  Suncorp-Metway Ltd................................         145
      24,775  TABCORP Holdings Ltd..............................         166
     367,092  Telstra Corp., Ltd................................       2,095
      14,337  Wesfarmers Ltd....................................         129
      97,523  Westfield Trust...................................         197
     138,048  Westpac Banking Corp..............................         892
     136,902  WMC Ltd...........................................         586
      86,621  Woolworths Ltd....................................         287
                                                                  ----------
                                                                      14,543
                                                                  ----------
  AUSTRIA (0.3%)
       1,170  Austria Tabakwerke AG.............................          68
       1,191  Austian Airlines/Oest Luftv AG....................          29
         159  Austria Mikro Systeme International AG............           6
       5,990  Bank Austria AG...................................         316
         250  Bau Holding AG....................................           8
         486  BBag Oest Brau Beteiligungs AG....................          22
         587  Boehler-Uddeholm AG...............................          29
          90  BWT AG............................................          17
         375  EA-Generali AG....................................          69
       1,127  Flughafen Wein AG.................................          47
         197  Lenzing AG........................................          11
         637  Mayr-Melnhof Karton AG............................          29
       1,621  Oest Elektrizatswirts AG, Class A.................         236
       1,420  OMV AG............................................         127


                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

         743  Radex-Heraklith Industriebet AG...................  $       20
         795  VA Technologie AG.................................          72
       3,664  Wienerberger Baustoffindustrie AG.................          95
                                                                  ----------
                                                                       1,201
                                                                  ----------
  CANADA (0.0%)
        (a)1  Boliden Limited...................................          --
                                                                  ----------
  FRANCE (5.1%)
       1,158  Accor.............................................         291
       6,373  Alcatel Alsthom...................................         898
      10,098  Axa...............................................       1,233
       6,301  Banque Nationale de Paris.........................         526
         855  Bouygues..........................................         226
         943  Canal Plus........................................         265
       2,295  Cap Gemini Sogeti.................................         361
       7,044  Carrefour.........................................       1,036
       2,339  Casino Guichard-Perrachon.........................         205
       3,045  Cie de Saint Gobain...............................         486
       5,399  Compangnie Financiere de Paribas..................         606
       4,007  Dassault Systemes SA..............................         133
       8,515  Elf Aquitaine.....................................       1,251
       1,319  Eridania Beghin-Say...............................         189
         411  Essilor International.............................         129
      20,302  France Telecom....................................       1,535
       1,924  Groupe Danone.....................................         497
       2,748  Klepierre.........................................         258
       2,805  L'Air Liquide.....................................         442
       2,011  L'OREAL...........................................       1,361
       3,337  Lafarge...........................................         318
       4,372  Lagardere S.C.A...................................         163
         875  Legrand...........................................         178
       2,695  LVMH Moet Hennessy Louis Vuitton..................         790
       4,368  Lyonnaise des Eaux................................         789
       6,574  Michelin Compagnie Generale des Establissements,
                Class B.........................................         269
       2,742  Pechiney..........................................         118
       2,170  Pernod Ricard.....................................         146
       3,612  Pinault-Printemps-Re doute........................         621
         578  Promodes..........................................         380
       1,605  PSA Peugeot Citroen...............................         254
      11,457  Rhone-Poulenc, Class A............................         524
          88  Sagem.............................................          59
   (a)13,244  Sanofi............................................         563
       5,294  Schneider.........................................         298
       2,040  SEITA.............................................         118
         968  Silic.............................................         152
       3,827  Simco (RFD).......................................         324
       1,880  Soceite BIC.......................................          99
         900  Societe Fonciere Lyonnaise........................         128
       2,948  Societe Generale, Class A.........................         520
       1,052  Sodexho Alliance..................................         181
       5,074  Thomson CSF.......................................         177
    (a)7,925  Total, Class B....................................       1,024
       2,792  Unibail...........................................         358
       8,809  Usinor Sacilor....................................         131
    (a)2,735  Valeo.............................................         226
      14,451  Vivendi...........................................       1,172
                                                                  ----------
                                                                      22,008
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
  GERMANY (5.7%)
       1,883  Adidas AG.........................................  $      184
       1,883  AGIV AG...........................................          43
       9,958  Allianz AG........................................       2,786
       1,350  AMB AG............................................         135
      23,950  BASF AG...........................................       1,053
      27,800  Bayer AG..........................................       1,158
      15,670  Bayerische Vereinsbank AG.........................         998
       2,567  Bilfinger & Berger Bau AG.........................          63
       1,367  CKAG AG...........................................         130
       4,567  Continental AG....................................         109
      35,834  DaimlerChrysler AG................................       3,134
      19,550  Deutsche Bank AG..................................       1,193
      55,995  Deutsche Telekom AG...............................       2,356
      18,717  Dresdner Bank AG..................................         729
       5,867  FAG Kugelfischer Georg Schaefer AG................          58
       1,985  Heidelberger Zement AG............................         161
       4,133  Hochtief AG.......................................         188
         483  Karstadt AG.......................................         231
       2,683  Kloeckner-Humboldt-Deutz AG.......................          18
         333  Linde AG..........................................         200
      14,033  Lufthansa AG......................................         256
       9,267  Mannesmann AG.....................................       1,387
       8,417  Merck KGaA........................................         273
       9,143  Metro AG..........................................         583
       5,607  Muechener Rueck AG (Registered)...................       1,058
       6,500  Preussag AG.......................................         350
      16,823  RWE AG............................................         780
       2,197  SAP AG............................................         754
       3,017  Schering AG.......................................         323
      21,583  Siemens AG........................................       1,667
      19,200  VEBA AG...........................................       1,134
       1,123  Viag AG...........................................         522
      11,580  Volkswagen AG.....................................         748
                                                                  ----------
                                                                      24,762
                                                                  ----------
  GREECE (0.0%)
       1,125  Alpha Credit Bank.................................          72
                                                                  ----------
  HONG KONG (2.1%)
      65,157  Bank of East Asia Ltd.............................         165
     145,000  Cathay Pacific Airways Ltd........................         222
     112,000  Cheung Kong Holdings Ltd..........................         996
     124,000  CLP Holdings Ltd..................................         603
      26,000  Dickson Concepts International Ltd................          18
      75,000  Hang Lung Development Co..........................          93
      92,000  Hang Seng Bank Ltd................................       1,029
     233,700  Hong Kong & China Gas Co., Ltd....................         339
      34,500  Hong Kong & Shanghai Hotel Ltd....................          29
     557,682  Hong Kong Telecommunications Ltd..................       1,448
      79,200  Hopewell Holdings Ltd.............................          60
     168,000  Hutchison Whampoa Ltd.............................       1,521
      52,090  Hysan Development Co., Ltd........................          79
     104,360  New World Development Co., Ltd....................         313
      49,000  Shangri-La Asia Ltd...............................          61
     116,798  Sino Land Co......................................          67
      98,000  South China Morning Post Holdings Ltd.............          55
     104,000  Sun Hung Kai Properties Ltd.......................         948
      75,500  Swire Pacific Ltd., Class A.......................         374


                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

      17,000  Television Broadcasts Ltd.........................  $       80
     105,000  Wharf Holdings Ltd................................         327
                                                                  ----------
                                                                       8,827
                                                                  ----------
  ITALY (3.6%)
      68,197  ALITALIA..........................................         177
      50,062  Assicurazioni Generali S.p.A......................       1,737
      94,637  Banca Commerciale Italiana........................         692
     129,773  Banco Ambrosiano Veneto S.p.A.....................         624
      17,711  Banco Popolare di Milano..........................         137
      85,671  Benetton Group S.p.A..............................         169
       4,338  Cartiere Burgo....................................          28
     215,113  Credito Italiano S.p.A............................         946
      34,066  Edison S.p.A......................................         296
     403,248  ENI S.p.A.........................................       2,411
     207,582  Fiat S.p.A........................................         658
      49,981  Fiat S.p.A. Di Risp (NCS).........................          85
      21,020  Impregilo S.p.A...................................          18
      69,204  Instituto Bancario San Paolo di Torino............         943
     200,856  Istituto Nazionale delle Assicurazioni............         467
       7,770  Italcementi S.p.A.................................          99
      11,315  Italcementi S.p.A. (RNC)..........................          57
      24,068  Italgas...........................................         101
      23,899  Magneti Marelli S.p.A.............................          32
   (c)59,569  Mediaset S.p.A....................................         530
      32,900  Mediobanca S.p.A..................................         345
     103,655  Montedison S.p.A..................................         169
      34,266  Montedison S.p.A. Di Risp (NCS)...................          40
      97,032  Olivetti S.p.A....................................         233
      88,086  Parmalat Finanziaria S.p.A........................         116
     112,197  Pirelli S.p.A.....................................         306
      24,625  R.A.S. S.p.A......................................         240
    (a)6,039  Reno de Medici S.p.A..............................          14
      10,825  Rinascente S.p.A..................................          82
       6,942  SAI...............................................          72
       9,171  Sirti S.p.A.......................................          44
      45,711  Snia BPD S.p.A....................................          57
     215,481  Telecom Italia Mobile S.p.A.......................       1,288
      52,543  Telecom Italia Mobile S.p.A. (RNC)................         194
     121,478  Telecom Italia S.p.A..............................       1,264
      32,212  Telecom Italia S.p.A. (RNC).......................         175
   1,282,505  Unione Immobiliare S.p.A..........................         569
                                                                  ----------
                                                                      15,415
                                                                  ----------
  JAPAN (19.8%)
      16,000  77 BANK...........................................         140
       6,700  Acom Co., Ltd.....................................         579
      63,400  Ajinomoto Co., Inc................................         724
   (a)58,600  Aoki Corp.........................................          37
      97,900  Asahi Bank Ltd....................................         470
      32,000  Asahi Breweries Ltd...............................         399
     129,000  Asahi Chemical Industry Co., Ltd..................         716
      85,800  Asahi Glass Co., Ltd..............................         557
     218,000  Bank of Tokyo-Mitsubushi Ltd......................       3,108
      36,800  Bank of Yokohama Ltd..............................          95
      48,000  Bridgestone Corp..................................       1,453
      42,600  Canon, Inc........................................       1,226
      24,800  Casio Computer Co., Ltd...........................         189
      29,400  Chiba Bank Ltd....................................         109
      24,600  Chugai Pharmaceuticals Co., Ltd...................         265

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  JAPAN (CONT.)

       7,600  Credit Saison Co., Ltd............................  $      159
      40,600  Dai Nippon Printing Co., Ltd......................         650
   (c)36,600  Daiei, Inc........................................         125
      43,600  Daikin Industries Ltd.............................         507
      43,600  Daiwa House Industry Co., Inc.....................         459
      98,000  Daiwa Securities Co., Ltd.........................         649
      14,600  Denso Corp........................................         297
         288  East Japan Railway Co.............................       1,549
      28,800  Ebara Corp........................................         343
       9,700  Fanuc Ltd.........................................         522
     250,000  Fuji Bank.........................................       1,746
      28,000  Fuji Photo Film Ltd...............................       1,061
     107,200  Fujitsu Ltd.......................................       2,160
      31,800  Furukawa Electric Co., Ltd........................         146
      16,000  Gunma Bank Ltd....................................         101
      23,000  Hankyu Corp.......................................          91
   (a)43,000  Hazama Corp.......................................          36
     208,000  Hitachi Ltd.......................................       1,953
      45,000  Honda Motor Co., Ltd..............................       1,910
     121,000  Industrial Bank of Japan..........................         961
      21,000  Ito-Yokado Co., Ltd...............................       1,407
     137,000  Japan Airlines Co., Ltd...........................         453
     102,000  Japan Energy Corp.................................         120
      17,600  Joyo Bank Ltd.....................................          69
      21,800  Jusco Co., Ltd....................................         397
      84,400  Kajima Corp.......................................         307
      55,600  Kansai Electric Power Co., Ltd....................       1,058
      29,000  Kao Corp..........................................         816
      68,400  Kawasaki Steel Corp...............................         128
      67,200  Kinki Nippon Railway Co., Ltd.....................         331
      88,400  Kirin Brewery Co., Ltd............................       1,060
      70,400  Komatsu Ltd.......................................         450
     124,000  Kubota Corp.......................................         371
     136,400  Kumagai Gumi Co., Ltd.............................         152
      11,400  Kyocera Corp......................................         670
      39,600  Kyowa Hakko Kogyo Co., Ltd........................         227
      70,000  Marubeni Corp.....................................         146
       8,800  Marui Co., Ltd....................................         146
      97,000  Matsushita Electric Industrial Co., Ltd...........       1,886
     131,000  Mitsubishi Chemical Corp..........................         454
      89,000  Mitsubishi Corp...................................         604
     147,800  Mitsubishi Electric Corp..........................         569
      38,000  Mitsubishi Estate Co., Ltd........................         371
     192,000  Mitsubishi Heavy Industries Ltd...................         780
      82,400  Mitsubishi Materials Corp.........................         185
      60,000  Mitsubishi Trust & Banking Co.....................         584
     120,800  Mitsui & Co., Ltd.................................         843
      86,400  Mitsui Engineering & Shipbuilding Co., Ltd........          98
      29,400  Mitsui Fudosan Co., Ltd...........................         238
         200  Mitsui Trust & Banking Co., Ltd...................          --
      44,800  Mitsukoshi Ltd....................................         195
      21,000  Murata Manufacturing Co., Ltd.....................       1,383
      28,800  Mycal Corp........................................         181
      75,400  NEC Corp..........................................         939
      45,600  NGK Insulators Ltd................................         477
      32,800  Nippon Express Co., Ltd...........................         197
      31,600  Nippon Fire & Marine Insurance Co., Ltd...........         107

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

      39,800  Nippon Light Metal Co., Ltd.......................  $       60
      15,600  Nippon Meat Packers, Inc..........................         204
     126,800  Nippon Oil Co., Ltd...............................         535
     487,000  Nippon Steel Co...................................       1,132
         614  Nippon Telegraph & Telephone Corp.................       7,163
     123,000  Nippon Yusen Kabushiki Kaisha.....................         474
     151,600  Nissan Motor Co., Ltd.............................         725
     256,800  NKK Corp..........................................         210
      84,000  Nomura Securities Co., Ltd........................         985
      47,600  Odakyu Electric Railway Corp......................         159
      88,400  Oji Paper Co., Ltd. (New).........................         512
       1,800  Orix Corp.........................................         161
     174,600  Osaka Gas Co., Ltd................................         594
   (a)39,600  Penta-Ocean Construction Co., Ltd.................          69
      11,000  Pioneer Electric Corp.............................         214
       5,000  Rohm Co., Ltd.....................................         784
     165,000  Sakura Bank Ltd...................................         627
      24,800  Sankyo Co., Ltd...................................         626
      30,000  Sanwa Bank Ltd....................................         296
     114,000  Sanyo Electric Co., Ltd...........................         464
       7,800  Secom Co., Ltd....................................         813
       8,700  Sega Enterprises Ltd..............................         115
      42,600  Sekisui House Co., Ltd............................         460
      70,200  Sharp Corp........................................         830
      10,800  Shimano, Inc......................................         256
      61,600  Shimizu Corp......................................         241
      16,000  Shin-Etsu Chemical Co., Ltd.......................         536
      20,000  Shiseido Co., Ltd.................................         300
      22,600  Shizuoka Bank Ltd.................................         225
      83,400  Showa Denko.......................................         107
       3,200  SMC...............................................         359
      18,900  Sony Corp.........................................       2,041
     106,000  Sumitomo Bank.....................................       1,316
     165,600  Sumitomo Chemical Co., Ltd........................         760
      83,400  Sumitomo Corp.....................................         611
      59,400  Sumitomo Electric Industries......................         676
       8,800  Sumitomo Forestry Co., Ltd........................          69
      42,800  Sumitomo Metal & Mining Co........................         177
     156,800  Sumitomo Metal Industries.........................         196
      42,600  Sumitomo Osaka Cement Co., Ltd....................          83
      88,400  Taisei Corp., Ltd.................................         195
      24,800  Taisho Pharmaceutical Co., Ltd....................         821
      28,000  Taiyo Yuden Co., Ltd..............................         460
      48,600  Takeda Chemical Industries........................       2,256
      82,400  Teijin Ltd........................................         334
      58,400  Tobu Railway Co., Ltd.............................         166
      14,200  Tohoku Electric Power Co., Ltd....................         215
      81,800  Tokai Bank Ltd....................................         467
      76,000  Tokio Marine & Fire Insurance Co., Ltd............         827
      71,900  Tokyo Electric Power Co...........................       1,520
       7,000  Tokyo Electron Ltd................................         475
      82,600  Tokyo Gas Co......................................         204
      68,400  Tokyu Corp........................................         173
      31,600  Toppan Printing Co., Ltd..........................         353
     115,100  Toray Industries, Inc.............................         577
      43,600  Toto Ltd..........................................         337
      66,400  Toyoba Co.........................................         100
     178,000  Toyota Motor Corp.................................       5,640
      83,400  Ube Industries Ltd................................         180

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  JAPAN (CONT.)

      (a)600  Yamaichi Securities Co., Ltd......................  $       --
      41,000  Yokogawa Electric Corp............................         242
                                                                  ----------
                                                                      85,598
                                                                  ----------
  NETHERLANDS (5.7%)
      83,398  ABN Amro Holding N.V..............................       1,808
      32,177  Aegon N.V.........................................       2,337
      19,132  Akzo Nobel N.V....................................         806
       5,264  Buhrmann N.V......................................          85
      34,516  Elsevier N.V......................................         401
       3,832  Getronics N.V.....................................         148
       4,812  Hagemeyer N.V.....................................         158
      17,824  Heineken N.V......................................         914
      53,502  ING Groep N.V.....................................       2,900
       4,854  KLM Royal Dutch Airlines N.V......................         138
      34,200  Koninklijke Ahold N.V.............................       1,179
       1,515  Nedlloyd Groep N.V................................          38
       5,271  Oce N.V...........................................         134
      19,136  Philips Electronics N.V...........................       1,890
  (c)123,467  Royal Dutch Petroleum Co..........................       7,241
      17,385  Royal KPN N.V.....................................         817
       2,847  Stork N.V.........................................          65
   (c)28,003  TNT Post Group N.V................................         669
      33,469  Unilever N.V......................................       2,258
       4,195  Vedior N.V........................................          72
      16,784  Wolters Kluwer N.V................................         669
                                                                  ----------
                                                                      24,727
                                                                  ----------
  PORTUGAL (0.9%)
      20,709  Banco Commercial Portugues (Registered)...........         537
      12,702  Banco Espirito Santo e Comercial de Lisboa
                (Registered)....................................         296
      11,211  Banco Portugues de Investimento (New).............         236
       6,261  Brisa-Auto Estradas...............................         259
       2,326  Cia de Seguros Tranquilidade, (Registered)........          59
       9,482  Cimpor SGPS.......................................         245
         400  Cin-Corparacao Industial do Norte.................          10
      63,151  EDP-Electricidade de Portugal.....................       1,139
         537  INAPA-Investimentos Participacoes e Gestao........           4
    (a)8,498  Jeronimo Martins SGPS.............................         281
      11,271  Portucel Industrial-Empressa......................          62
      13,239  Portugal Telecom (Registered).....................         539
         358  Sociedade de Construcoes Soares da Costa..........           1
    (a)3,032  Somague-Sociedade Gestora de Participacoes........           9
       4,830  Sonae Investmentos................................         164
       1,789  UNICER-Uniao Cervejeira...........................          35
                                                                  ----------
                                                                       3,876
                                                                  ----------
  SINGAPORE (3.6%)
     177,000  City Developments Ltd.............................       1,133
     116,000  Comfort Group Ltd.................................          72
      20,000  Creative Technology Ltd...........................         261
      33,000  Cycle & Carriage Ltd..............................         190
     234,000  DBS Land Ltd......................................         467
     136,000  Development Bank of Singapore Ltd. (Foreign)......       1,662
      65,000  First Capital Corp., Ltd..........................         101

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

      64,800  Fraser & Neave Ltd................................  $      287
      89,000  Hotel Properties Ltd..............................          93
       9,000  Inchcape Bhd......................................          15
     187,750  Keppel Corp., Ltd.................................         640
      80,000  NatSteel Ltd......................................         140
      50,000  Neptune Orient Lines Ltd. (Foreign)...............          61
     212,560  Oversea-Chinese Banking Corp. (Foreign)...........       1,773
      36,000  Overseas Union Enterprise Ltd.....................         114
      80,000  Parkway Holdings Ltd..............................         197
     266,644  Sembcorp Industries Ltd...........................         423
     200,000  Singapore Airlines Ltd. (Foreign).................       1,903
      80,018  Singapore Press Holdings Ltd......................       1,363
     636,000  Singapore Technologies Engineering Ltd............         721
   1,258,000  Singapore Telecommunications Ltd..................       2,158
      23,000  Straits Trading Co., Ltd..........................          31
     299,000  United Industrial Corp., Ltd......................         202
     156,000  United Overseas Bank Ltd. (Foreign)...............       1,091
     133,000  United Overseas Land Ltd..........................         150
      45,000  Venture Manufacturing (Singapore) Ltd.............         346
                                                                  ----------
                                                                      15,594
                                                                  ----------
  SPAIN (3.7%)
       5,569  Acerinox..........................................         163
       4,526  ACS, Actividades..................................         130
       3,519  Aguas de Barcelona................................         184
      34,173  Argentaria........................................         779
      20,502  Autopistas Concesionaria Espanola.................         240
       2,402  Azucarera Ebro Agricolas..........................          37
     153,813  Banco Bilbao Vizcaya (Registered).................       2,225
     263,622  Banco Santander...................................       2,749
       1,081  Corporacion Financiera Alba.......................         175
       5,430  Corporacion Mapfre................................         111
      70,435  Endesa............................................       1,504
        (a)1  Ercros............................................          --
       3,446  Fomento Construction y Cantractas.................         198
      11,003  Gas Natural SDG...................................         801
      12,990  Grupo Dragados, S.A...............................         153
      66,400  Iberdrola.........................................       1,013
      14,291  Inmobiliaria Metropolitana Vasco Central..........         280
      13,240  Prima Immobiliaria................................         102
   (a)71,583  Repsol............................................       1,464
       2,403  Sol Melia.........................................         102
      13,205  Tabacalera........................................         267
   (a)51,180  Telefonica........................................       2,468
   (a)16,707  Telepizza.........................................          87
      21,964  Union Electrica Fenosa............................         288
          57  Uralita...........................................          --
      47,062  Vallehermoso......................................         456
      (a)115  Viscofan Envolturas Celulosicas...................           1
       1,808  Zardoya Otis......................................          45
                                                                  ----------
                                                                      16,022
                                                                  ----------
  SWEDEN (3.1%)
      12,200  ABB AB, Class A...................................         163
         900  ABB AB, Class B...................................          12
    (a)5,737  ABB Ltd...........................................         539
      12,600  AGA AB, Class B...................................         156
      10,050  Atlas Copco AB, Class A...........................         275
       5,300  Atlas Copco AB, Class B...........................         143
      13,540  Castellum AB......................................         128

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  SWEDEN (CONT.)

      24,744  Diligentia AB.....................................  $      193
      13,800  Drott AB, Class B.................................         112
      23,800  Electrolux AB, Series B...........................         500
     113,000  Ericsson LM, Class B..............................       3,636
       7,620  Fastighets AB Tornet..............................         104
      41,100  ForeningsSparbanken AB............................         582
      63,600  Hennes & Mauritz AB, Class B......................       1,577
    (a)5,133  Netcom Systems AB, Class B........................         173
       5,700  OM Gruppen AB.....................................          65
       6,700  S.K.F. AB, Class B................................         124
      15,300  Sandvik AB, Class A...............................         335
       6,400  Sandvik AB, Class B...............................         142
      30,340  Securitas AB, Class B.............................         455
      40,100  Skandia Forsakrings AB............................         753
      46,600  Skandinaviska Enskilda Banken, Class A............         545
       9,800  Skanska AB, Class B...............................         371
      17,200  Svenska Cellulosa AB, Class B.....................         447
      50,500  Svenska Handelsbanken, Class A....................         608
       9,400  Svenskt Stal AB (SSAB), Series A..................         118
      11,400  Trelleborg AB, Class B............................         101
      11,400  Volvo AB, Class A.................................         330
      23,850  Volvo AB, Class B.................................         694
       4,400  WM-Data AB, Class B...............................         168
                                                                  ----------
                                                                      13,549
                                                                  ----------
  SWITZERLAND (5.5%)
         180  ABB AG............................................         267
    (a)4,620  ABB Ltd...........................................         436
         895  Adecco............................................         480
         295  Alusuisse-Lonza Holdings Ltd. (Registered)........         345
      12,600  CS Holding AG (Registered)........................       2,184
         350  Holderbank Financiere Glarus AG, Class B
                (Bearer)........................................         414
       1,865  Nestle (Registered)...............................       3,367
       3,020  Novartis AG (Registered)..........................       4,418
          76  Roche Holding AG (Bearer).........................       1,254
         326  Roche Holding AG (Registered).....................       3,357
         750  SAirgroup.........................................         157
          80  SGS Surveillance..................................          83
         260  SMH AG (Bearer)...................................         175
         210  Sulzer AG (Registered)............................         128
         695  Swiss Reinsurance (Registered)....................       1,326
       2,420  Swisscom AG (Registered)..........................         912
       9,869  Union Bank of Switzerland AG (Registered).........       2,951
         315  Valora Holding AG.................................          73
       2,260  Zurich Allied AG..................................       1,288
                                                                  ----------
                                                                      23,615
                                                                  ----------
  THAILAND (0.0%)
    (a)8,000  CMIC Finance & Securities PCL (Foreign)...........          --
   (a)18,600  General Finance & Securities PCL (Foreign)........          --
 (a,d)34,700  Siam City Bank PCL (Foreign)......................          --
                                                                  ----------
                                                                          --
                                                                  ----------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  UNITED KINGDOM (14.7%)
      53,563  Abbey National plc................................  $    1,006
      34,817  Albert Fisher Group plc...........................           7
       1,851  Alldays plc.......................................           2
       2,415  Allders plc.......................................           5
      58,643  Allied Zurich plc.................................         738
       7,063  AMEC plc..........................................          29
      20,898  Anglian Water plc.................................         231
      34,741  Arjo Wiggins Appleton plc.........................         121
      26,069  Associated British Foods plc......................         172
      21,152  Associated British Ports Holdings plc.............          96
      28,721  Astra plc.........................................       1,122
      43,513  BAA plc...........................................         419
      16,674  Baird (William) plc...............................          30
      53,303  Barclays plc......................................       1,552
      10,099  Barratt Developments plc..........................          57
      27,053  Bass plc..........................................         393
       1,209  BBA Group plc.....................................           9
      25,448  Beazer Group plc..................................          80
      17,594  Berisford plc.....................................          67
     154,396  BG plc............................................         944
      35,417  BICC plc..........................................          51
      66,198  Blue Circle Industries plc........................         441
      21,425  BOC Group plc.....................................         419
      37,939  Boots Co. plc.....................................         451
      68,361  BPB Industries plc................................         405
      75,975  British Aerospace plc.............................         493
      45,104  British Airways plc...............................         311
      58,654  British American Tobacco plc......................         552
     100,862  British Land Co. plc..............................         844
     290,608  British Petroleum Co. plc.........................       5,212
      59,331  British Sky Broadcasting plc......................         551
     104,121  British Steel plc.................................         270
     127,700  British Telecommunications plc....................       2,141
     158,240  BTR plc...........................................         749
      28,406  Burmah Castrol plc................................         539
      48,772  Cable & Wireless plc..............................         622
      84,716  Cadbury Schweppes plc.............................         540
      25,950  Capital Shopping Centers plc......................         165
      85,194  Caradon plc.......................................         202
      11,379  Carpetright plc...................................          71
     159,822  Centrica plc......................................         376
       4,309  Cobham plc........................................          69
      36,806  Commercial Union plc..............................         532
      25,488  Compass Group plc.................................         253
       2,363  Delta plc.........................................           5
     120,057  Diageo plc........................................       1,255
       4,384  Dialog Corp. plc..................................           6
       5,841  EMAP plc..........................................         102
      64,737  EMI Group plc.....................................         520
      26,630  Enterprise Oil plc................................         173
      25,800  Firstgroup plc....................................         140
      21,058  FKI plc...........................................          65
      96,509  General Electric plc..............................         985
      54,218  GKN plc...........................................         926
     117,363  Glaxo Wellcome plc................................       3,264
      32,123  Granada Group plc.................................         596
     117,360  Grantchester Holdings plc.........................         317
      60,810  Great Portland Estates plc........................         210
      37,062  Great Universal Stores plc........................         411

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

       5,362  Greycoat plc......................................  $       22
      90,967  Halifax plc.......................................       1,086
      43,670  Hammerson plc.....................................         327
      51,045  Hanson plc........................................         454
      13,575  House of Fraser...................................          19
      55,088  HSBC Holdings plc.................................       1,952
      22,226  HSBC Holdings plc (75p)...........................         788
       9,035  Hyder plc.........................................         108
      24,877  IMI plc...........................................         101
      29,662  Imperial Chemical Industries plc..................         293
      14,587  Jarvis plc........................................          68
       1,427  JBA Holdings plc..................................           3
      29,407  Johnson Matthey plc...............................         288
      55,767  Kingfisher plc....................................         642
      53,005  Ladbroke Group plc................................         210
       6,302  Laird Group plc...................................          26
      95,255  Land Securities plc...............................       1,282
      70,346  Lasmo plc.........................................         161
     227,756  Legal & General Group plc.........................         580
      11,777  Lex Service plc...................................         109
      11,340  Limit plc.........................................          24
     191,131  Lloyds TSB Group plc..............................       2,593
      21,361  London Clubs International plc....................          48
       7,019  London Forfaiting Co. plc.........................           6
      28,645  Lonrho plc........................................         267
       1,872  Low & Bonar plc...................................           6
       1,810  Manchester United plc.............................           6
     103,929  Marks and Spencer plc.............................         602
         237  Mayflower Corp. plc...............................           1
       2,171  McKechnie plc.....................................          17
    (a)5,553  Meggitt plc.......................................          17
      82,746  MEPC plc..........................................         673
      21,924  Mirror Group News plc.............................          85
      58,404  MISYS plc.........................................         500
      50,775  National Power plc................................         370
      42,137  NEC plc...........................................         137
      16,137  NEXT plc..........................................         196
         890  Ocean Group plc...................................          15
       9,481  Parity plc........................................          93
      29,296  Peninsular & Oriental Steam Navigation............         440
      11,317  Pennon Group plc..................................         190
     178,701  Pilkington plc....................................         260
       1,975  Powerscreen International plc.....................           6
      78,655  Prudential Corp. plc..............................       1,159
      10,414  Racal Electronic plc..............................          64
      17,911  Railtrack Group plc...............................         366
      62,124  Rank Group plc....................................         247
      47,708  Reed International plc............................         319
     124,404  Rentokil Initial plc..............................         486
      50,503  Reuters Group plc.................................         665
      26,392  Rexam plc.........................................         107
      39,391  Rio Tinto plc.....................................         661
      15,240  RMC Group plc.....................................         246
      37,612  Rolls-Royce plc...................................         159
      37,979  Royal & Sun Alliance Insurance Group plc..........         341
      12,052  Rugby Group plc...................................          22
      45,756  Safeway plc.......................................         183
      72,318  Sainsbury (J) plc.................................         456

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

       4,107  Schroders plc.....................................  $       84
       5,310  Scotia Holdings plc...............................           9
         187  Scottish & Newcastle plc..........................           2
      47,576  Scottish Hydro-Electric plc.......................         487
      53,424  Scottish Power plc................................         462
       1,614  Skillsgroup plc...................................           8
      91,243  Slough Estates plc................................         518
     193,141  Smithkline Beecham plc............................       2,512
       5,565  Smiths Industries plc.............................          74
      45,467  Stagecoach Holdings plc...........................         163
      52,065  Tarmac plc........................................          98
      32,085  Tate & Lyle plc...................................         201
      18,917  Taylor Woodrow plc................................          54
      81,094  Tesco plc.........................................         209
      20,033  Thames Water plc..................................         318
       6,861  The Berkeley Group plc............................          83
      19,443  TI Group plc......................................         130
       1,574  Torotrak plc......................................           5
     108,494  Unilever plc......................................         966
      27,355  United Utilities plc..............................         333
       2,637  Vickers plc.......................................           7
     121,033  Vodafone Group plc................................       2,387
       1,107  Wickes plc........................................           7
      30,156  WPP Group plc.....................................         255
      19,291  Yorkshire Water plc...............................         134
      35,432  Zeneca Group plc..................................       1,372
                                                                  ----------
                                                                      63,744
                                                                  ----------
TOTAL COMMON STOCKS (Cost $304,548).............................     333,553
                                                                  ----------
PREFERRED STOCKS (0.5%)
  AUSTRALIA (0.2%)
     126,388  News Corp., Ltd...................................         959
                                                                  ----------
  AUSTRIA (0.0%)
           3  Bau Holding AG....................................          --
                                                                  ----------
  GERMANY (0.2%)
       1,567  SAP AG............................................         624
       3,630  Volkswagen AG.....................................         136
                                                                  ----------
                                                                         760
                                                                  ----------
  HONG KONG (0.0%)
      40,000  Johnson Electric Holdings Ltd.....................         165
                                                                  ----------
  ITALY (0.0%)
      64,851  Fiat S.p.A........................................         104
                                                                  ----------
  NETHERLANDS (0.1%)
   (a)37,485  Unilever N.V......................................         202
                                                                  ----------
TOTAL PREFERRED STOCKS (Cost $1,879)............................       2,190
                                                                  ----------

   NO. OF
   RIGHTS
------------

RIGHTS (0.0%)
  FRANCE (0.0%)
      (a)855  Bouygues..........................................           2
    (a)2,695  LVMH Moet Hennessy Louis Vuitton..................          79
                                                                  ----------
                                                                          81
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   NO. OF                                                           VALUE
   RIGHTS                                                           (000)
----------------------------------------------------------------------------
  GERMANY (0.0%)
   (a)55,995  Deutsche Telekom AG...............................  $       11
                                                                  ----------
  ITALY (0.0%)
   (a)97,032  Olivetti S.p.A....................................          20
                                                                  ----------
  UNITED KINGDOM (0.0%)
    (a)4,319  Meggitt plc.......................................           1
                                                                  ----------
TOTAL RIGHTS (Cost $0)..........................................         113
                                                                  ----------

   NO. OF
  WARRANTS
------------
WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)7,850  Hong Kong & China Gas Co., Ltd., expiring
                9/30/99.........................................           2
                                                                  ----------
  THAILAND (0.0%)
    (a)6,349  National Finance & Securities PCL, expiring
                11/15/99........................................          --
                                                                  ----------
TOTAL WARRANTS (Cost $0)........................................           2
                                                                  ----------

   NO. OF
   UNITS
------------

UNITS (0.0%)
  AUSTRALIA (0.0%)
     102,568  General Property Trust............................         166
    (a)1,213  Westfield Trust...................................           3
                                                                  ----------
TOTAL UNITS (Cost $180).........................................         169
                                                                  ----------

    FACE
   AMOUNT
   (000)
------------

FIXED INCOME SECURITIES (0.0%)
  FRANCE (0.0%)
  FRF     62  Casino Guichard-Perrachon, Series XW, 4.50%,
                7/12/01.........................................          54
                                                                  ----------
  PORTUGAL (0.0%)
  PTE     10  Jeronimo Martins SGPS, Zero coupon, 1/01/01.......           6
                                                                  ----------
TOTAL FIXED INCOME SECURITIES (Cost $32)........................          60
                                                                  ----------
TOTAL FOREIGN SECURITIES (77.7%) (Cost $306,639)................     336,087
                                                                  ----------

SHORT-TERM INVESTMENT (20.7%)
  REPURCHASE AGREEMENT (20.7%)
$     89,570  Chase Securities, Inc. 4.55%, dated 6/30/99, due
                7/01/99, to be repurchased at $89,581,
                collateralized by Federal National Mortgage
                Association, 5.125% due 2/13/04, valued at
                $92,058 (Cost $89,570)..........................      89,570
                                                                  ----------


    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
----------------------------------------------------------------------------

FOREIGN CURRENCY (0.2%)
AUD       24  Australian Dollar.................................  $       16
EUR      105  Euro..............................................         108
HKD       52  Hong Kong Dollar..................................           7
JPY   32,600  Japanese Yen......................................         270
NOK       20  Norwegian Krone...................................           2
SGD        6  Singapore Dollar..................................           4
SEK    4,377  Swedish Krona.....................................         517
CHF       12  Swiss Franc.......................................           8
                                                                  ----------
TOTAL FOREIGN CURRENCY (Cost $934)..............................         932
                                                                  ----------
TOTAL INVESTMENTS (98.6%) (Cost $397,143).......................     426,589
                                                                  ----------

OTHER ASSETS (2.1%)
  Cash............................................  $      726
  Securities at Value, Held as Collateral
    for Securities Lending........................       8,041
  Due from Broker.................................       2,577
  Receivable for Portfolio Shares Sold............       2,312
  Net Receivable for Daily Variation on Futures
    Contracts.....................................       2,037
  Dividends Receivable............................         765
  Receivable for Investments Sold.................         351
  Foreign Withholding Tax Reclaim Receivable......         199
  Interest Receivable.............................          45
  Other...........................................          15      17,068
                                                    ----------
LIABILITIES ( - 0.7%)
  Collateral on Securities Loaned.................      (8,041)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts.....................................      (1,575)
  Investment Advisory Fees Payable................        (628)
  Payable for Investments Purchased...............        (516)
  Custodian Fees Payable..........................        (104)
  Administrative Fees Payable.....................         (67)
  Directors' Fees & Expenses Payable..............         (15)
  Other Liabilities...............................        (129)    (11,075)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  432,582
                                                                ----------
                                                                ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  385,747
Undistributed Net Investment Income...........................       4,031
Accumulated Net Realized Gain.................................      12,926
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts..........................      29,878
                                                                ----------
NET ASSETS....................................................  $  432,582
                                                                ----------
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                AMOUNT
                                                                (000)
--------------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $430,676
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 34,772,352 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.39
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................      $1,906
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 152,105 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.53
                                                                ----------
                                                                ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                NET
                                          IN                  UNREALIZED
 CURRENCY TO                           EXCHANGE                 GAIN
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE     (LOSS)
    (000)       (000)       DATE         (000)       (000)     (000)
-------------  --------  ----------  -------------  --------  --------
AUD    10,352  $  6,826    7/1/99    U.S.$   6,498  $  6,498  $  (328)
U.S.$   6,704     6,704    7/1/99    AUD    10,352     6,826      122
SEK     2,796       330    7/6/99    U.S.$     329       329       (1)
U.S.$   3,752     3,752   7/16/99    EUR     3,531     3,650     (102)
U.S.$   3,421     3,421   7/16/99    EUR     3,148     3,254     (167)
U.S.$  24,189    24,189   8/12/99    GBP    14,860    23,448     (741)
JPY   197,753     1,650   8/24/99    U.S.$   1,610     1,610      (40)
U.S.$  14,934    14,934   8/24/99    JPY 1,760,235    14,683     (251)
U.S.$     731       731    9/9/99    AUD     1,110       733        2
U.S.$   6,707     6,707   9/10/99    EUR     6,473     6,721       14
U.S.$   3,137     3,137   9/10/99    EUR     3,028     3,144        7
U.S.$   3,864     3,864   9/10/99    EUR     3,706     3,848      (16)
U.S.$   5,850     5,850   9/10/99    EUR     5,646     5,862       12
U.S.$   3,122     3,122   9/13/99    GBP     1,963     3,098      (24)
U.S.$  14,952    14,952   9/16/99    JPY 1,778,823    14,890      (62)
               --------                             --------  --------
               $100,169                             $ 98,594  $(1,575)
               --------                             --------  --------
               --------                             --------  --------

--------------------------------------------------------------------

(a)   --  Non-income producing security
(c) -- All or a portion of security on loan at June 30, 1999 -- See Note A-10 to financial statements.
(d)   --  Security is valued at fair value -- See Note A-1 financial statements.
GBP   --  Great British Pound
NCS   --  Non-Convertible Shares
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
RNC   --  Non-Convertible Savings Shares

--------------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 1999 the following futures contracts were open:

                                                                                      NET
                                                                                  UNREALIZED
                                           NUMBER      AGGREGATE                 APPRECIATION
                                             OF        FACE VALUE    EXPIRATION (DEPRECIATION)
                                         CONTRACTS       (000)         DATE          (000)
---------------------------------------  ----------   ------------   --------   ---------------
LONG:
IBEX Index (Spain)                              31     U.S.$ 3,291    July-99   $           33
Aust All Ord. (Australia)                       17     U.S.$   827    Sept-99              (10)
CAC 40 Index (France)                          242     U.S.$11,385    Sept-99              126
DAX Index (Germany)                             56     U.S.$ 7,932    Sept-99              191
FT-SE Index (United Kingdom)                   268     U.S.$27,142    Sept-99             (504)
MIB 30 Index (Italy)                            35     U.S.$ 6,374    Sept-99              (59)
TOPIX Index (Japan)                            253     U.S.$29,274    Sept-99            2,280
                                                                                        ------
                                                                                $        2,057
                                                                                        ------
                                                                                        ------

------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  39,119          9.0%
Consumer Goods.........................     67,034         15.5
Energy.................................     37,015          8.6
Gold Mines.............................         98           --
Finance................................     92,485         21.4
Materials..............................     24,786          5.7
Multi-Industry.........................      6,316          1.5
Services...............................     69,234         16.0
                                         ---------          ---
                                         $ 336,087         77.7%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong          31.8%
India               1.6%
Indonesia           2.7%
Malaysia            4.4%
Philippines         2.6%
Singapore          11.8%
South Korea        21.1%
Taiwan             18.6%
Thailand            3.8%
Other               1.6%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
----------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                                                 AVERAGE
                                                    AVERAGE      ANNUAL
                                                    ANNUAL        SINCE
                             YTD       ONE YEAR   FIVE YEARS    INCEPTION
                          ----------  ----------  -----------  -----------
PORTFOLIO -- CLASS A....      44.20%      69.02%     - 5.63%         6.58%
PORTFOLIO -- CLASS B....      43.79       67.94         N/A       - 10.66
INDEX -- CLASS A........      44.30       82.69      - 3.17          6.96
INDEX -- CLASS B........      44.30       82.69         N/A        - 6.41

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the six months ended June 30, 1999, the Portfolio had a total return of 44.20% for the Class A shares and 43.79% for the Class B shares compared to a total return of 44.30% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 69.02% for the Class A shares and 67.94% for the Class B shares compared to 82.69% for the Index. For the five-year period ended June 30, 1999, the average annual total return for Class A shares was - 5.63% compared to - 3.17% for the Index. For the period since inception on July 1, 1991 through June 30, 1999, the average annual total return of Class A shares was 6.58% compared to 6.96% for the Index. For the period since inception on January 2, 1996 through June 30, 1999 the average annual total return of Class B shares was - 10.66% compared to - 6.41% for the Index.

Asian equity markets performed very well during the second quarter of 1999 as the MSCI All Country Far East Free ex-Japan Index rose 38.0%, lifting the first half Index return to 44.30%. A broader-based Index including Malaysia, the MSCI All Country Far East Free ex-Japan plus Malaysia rose 40.6% in the second quarter, and 48.4% year-to-date.

All major Asian markets performed well so far in 1999, but South Korea, Indonesia, China and Thailand have been the leaders. Asian markets rose due to the restoration of confidence among domestic and foreign investors, on the back of stabilizing exchange rates and signs that economies had bottomed after the shock of the Asian crisis.

Currency stability established in the second half of 1998 allowed local governments to ease monetary policy and bring interest rates down quickly. Lower interest rates eased the banking crisis in many

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed income to equity investments. The power of high Asian savings rates was illustrated by the ability of local retail and institutional investors to subscribe to a heavy calendar of new corporate equity issues. This new equity helped many Asian companies repair their balance sheets, remove corporate distress risk, and enhance equity valuations. Asian countries needed new equity and not additional debt from foreign investors; the absence of heavy bond financing requirements mitigated the negative impacts of rising international bond yields and the small U.S. Federal Reserve interest rate increase. Although the economic recovery underway in many countries should not be characterized as export-led, an increase in export orders, particularly for electronic components, was positive particularly for the economies of Singapore, Taiwan and Malaysia. After several years of economic and corporate earnings disappointments, we are in an environment of expectation upgrades where forecasts of economic activity are continually being revised upwards across the region.

The South Korean economy experienced the fastest recovery from the Asian economic downturn of 1998. Korean industrial production is above pre-crisis levels and consensus expectations for 1999 GDP growth moved from 3% to 4% growth at the end of the first quarter to 5% to 7% estimates now. The Korean economy benefited from a combination of positive factors including strong government policy implementation, better demand and pricing for its exports and a strong recovery in domestic confidence. The Korean government implemented a harsh IMF-designed program in the first half of 1998 to correct the country's macroeconomic imbalances. The government encouraged consumers and businesses to cut back consumption and investment in early 1998. The Koreans responded vigorously with sharp cutbacks in personal consumption, investment and business inventory liquidation. This austerity created a rapid turnaround from trade deficit to trade surplus and the Koreans used these surpluses, IMF aid and better international capital market access to address the country's short-term funding problems. The Korean government aggressively tackled its banking system problems when it began implementing a KRW 64 trillion bank recapitalization program. Positive trade performance, successful refinancings and banking sector progress allowed the government to ease fiscal and monetary policies aggressively in the second half of 1998. Interest rates fell rapidly from a crisis high of over 30% to the 6% - 7% range today. Interest rates at these levels are at a 20-year low and the Koreans have responded by shifting fixed income investments into equities, either directly or via a rapidly growing mutual fund sector. The government stopped urging austerity and Korean consumers responded by satisfying pent-up demand. Sales of consumer durables, in particular, have risen sharply in 1999.

Listed Korean companies were the most heavily indebted in the region before the crisis. This leverage exaggerated equity market declines when interest rates were high, demand was falling and bankruptcy loomed. It also exaggerated the market's recovery when interest rates fell, demand expectations and product pricing improved and new equity issues reduced bankruptcy risks. Given the powerful moves seen in the equity markets the past 9 months, Korean equities are now priced near their historic highs on measures such as price to book value. More corporate restructuring, particularly of the largest conglomerates known as CHAEBOL, will be needed to transform this rally from a strong cyclical recovery to a long-term bull market. Korean corporations have historically traded at low multiples due to their high leverage, low returns on equity, opaque corporate structures and poor disclosure. The market has rewarded companies that have restructured and adopted a greater emphasis on shareholder returns. The government has actively encouraged CHAEBOL restructuring and has introduced a number of regulations to reduce leverage and improve transparency among these companies. If restructuring broadens, the market can continue to rally and move to higher valuation multiples. If restructuring falters as the economic recovery removes pressure on the corporate sector, the market will stall or correct.

Most countries in the region reported increases in exports of electronics components during the first half of 1999. This growth has contributed to economic forecasts upgrades in Taiwan, Singapore and Malaysia. The value of Asian electronics shipments has risen despite price pressures in the global personal computer industry because price declines have forced PC manufacturers to cut costs, which often means sourcing more product from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. In the past Japanese manufacturers often built factories in other Asian countries in an effort to cut costs. An increasing number of Japanese companies are now turning to

--------------------------------------------------------------------------------
Asian Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
outsourcing instead as part of their own restructuring efforts. Outsourcing allows us to invest directly in the resulting growth, as we can identify companies winning Japanese orders. Japanese outsourcing has already had a positive impact on a number of listed Asian companies. For example, as part of their own restructuring efforts several Japanese semiconductor companies have transferred orders and technology to several Taiwanese DRAM manufacturers. This outsourcing has dramatically improved the financial performance and viability of these Taiwanese companies. The Portfolio has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well in the second quarter as order books gained momentum.

The Hong Kong market enjoyed strong absolute returns year-to-date, yet it continued to lag the regional benchmark. Hong Kong's adherence to its currency board regime has lengthened its adjustment to the deflationary effects of the Asian crisis. Hong Kong companies have not had their costs cut via devaluation, and instead have had to cut costs by reducing employment and negotiating lower rents, wages and other costs. Consequently, Hong Kong is experiencing deflation, with consumer price indexes down over 3% year-on-year. The currency board ties Hong Kong's interest rates to U.S. rates, leaving rates at very high levels in real terms. All of these factors have put Hong Kong's recovery behind the schedule of the rest of Asia by at least two or three quarters. The economy now appears to be bottoming, with signs of stability emerging in consumption, employment and perhaps price levels. A number of Hong Kong companies responded by aggressively cutting costs during the recession and are well positioned during the recovery.

Banks in Hong Kong have also significantly strengthened their balance sheets during the recession, and are as liquid as they have been in years. They have so far, only been growing their mortgage loan portfolios but are well positioned to respond to increases in loan demand when conditions improve. The growth in mortgage portfolios is consistent with healthy demand for primary residential property developments. Strong demand for competitively priced residential property allowed the large Hong Kong developers to work off significant inventory of unsold developments. Strong land sales in Hong Kong and liquidation of older property developments suggest that Hong Kong property prices will move somewhat higher. A number of studies of Hong Kong's competitiveness were conducted recently, and the government responded with a number of initiatives of varying degrees of effectiveness. For example, the government began a review of the civil service and will contract out more services in the future to improve efficiency. Telecommunications deregulation was very effective at reducing service costs and increasing innovation. This is likely to be followed by other utility deregulation. The government would like to encourage the development of Hong Kong's software and technology industries, create a regional medical hub, and enhance tourism by attracting a Disney theme park. Hong Kong should also benefit from improved export flows and greater growth in China if that resulted from Chinese initiatives. During the second quarter, we increased our exposure to Hong Kong.

Chinese equities rallied sharply in the second quarter as China cut interest rates sharply to sustain economic growth and combat deflation. A large rate cut in June left Chinese interest rates significantly below U.S. rates; for instance, a Chinese saver could earn just 2.25% on a one-year deposit in a Chinese bank. China could cut rates this low despite the renminbi's peg to the U.S. dollar, due to a tightening of capital controls. The Chinese cut rates to encourage consumption rather than savings and to relieve the debt burden on Chinese state-owned enterprises. The Chinese also introduced a number of measures to encourage investment in domestic equity markets. The authorities hope that an equity market rally will create a wealth effect and encourage domestic consumption. Prime Minister Zhu Rongji adopted these policies after a trip to the United States. Stronger domestic equity markets would also facilitate the recapitalization of state owned enterprises and reduce the cost of bailing out the state-owned banking sector. The rally occurred despite a deterioration of Chinese export growth, the failure of China to secure American support for its entry to the WTO and a worsening of Sino-American relations. During the second quarter, we moved to a modest overweight position through Chinese equities listed in Hong Kong.

The MSCI Singapore Index recorded strong absolute returns during the second quarter but lagged regional indexes. Returns lagged for foreign investors due to the erosion of premiums on a number of blue chip stocks, including the banks and Singapore Airlines. These premiums eroded as the Monetary Authority of Singapore announced a plan to merge the foreign and local tranches of the bank shares. This share class

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
merger is a long term positive for the sector as it will facilitate bank mergers in Singapore. In-market mergers will reduce excess bank capacity and allow major cost cutting. The Singapore economy is enjoying a strong recovery on the back of improved electronics exports, easy monetary and fiscal policy, a more competitive exchange rate and improved consumer confidence. The local property market has enjoyed a strong price increase, allowing developers to improve their financial condition by liquidating unsold units. Improving conditions in Indonesia and other ASEAN markets have also contributed to improved sentiment. We recently reduced our exposure in Singapore marginally for a number of our positions, as valuation targets were exceeded.

The major political event in Asia during the second quarter was the Indonesian parliamentary elections. The elections were conducted in a far more peaceful environment than expected. Preliminary results suggest a new coalition will be formed to replace the current government. Following the social unrest seen in Indonesia in early 1998, the relative lack of problems during the campaign exceeded expectations. Social calm, falling inflation, a strengthening rupiah, falling interest rates, higher commodity export prices and nascent signs of economic recovery combined to make the Indonesian market the best performing Asian market during the first half. Successful coalition building, further progress on corporate debt restructuring and bank recapitalization will be needed to sustain the rally.

The Thai market rallied sharply during the second quarter as interest rates fell below pre-crisis lows. Signs of an economic recovery continued to build and an innovative deal illustrated how banks could be recapitalized through a combination of government and private capital. Siam Commercial Bank raised Baht 65 billion (about $1.7 billion) of fresh capital through a scheme in which the government matched private capital. This sparked a rally in Thai financial institutions that had not yet raised new equity. Asset quality among Thai banks remains dire but meaningful progress is being made in the restructuring of corporate debt and trends are favorable. However, at this stage a fairly rapid recovery in economic growth and corporate earnings is needed to justify current equity valuations. The Portfolio is underweight Thai equities.

Asian risk factors we will be monitoring include the large supply of upcoming equity offerings and the danger that economic recovery will lessen the will to implement needed economic and corporate level reforms. External risk factors include the performance of the Japanese economy, import and economic growth in Europe and America, U.S. monetary policy and global interest rate trends, extreme weakness in the Euro and the performance of Western equity markets. Upside surprises could include better than expected economic recovery and bank recapitalization in Japan, and stronger than expected import demand from the U.S. and Europe.

Along with improving fundamentals, sentiment and liquidity have been driving equity returns in Asia over the past quarter. A rising tide has lifted most stocks. Given the magnitude of the recent moves, some companies and perhaps some markets have moved ahead of where they should be valued, unless further positive growth surprises occur. We continue to believe that the best way to drive future performance will be through stock selection, and expect that the importance of stock selection will reassert itself in a less buoyant market environment. We continue to focus our efforts on identifying companies that are restructuring and refocusing their businesses around the principle of improving returns on equity. Restructuring broadly includes divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers, staff reductions or capital management initiatives. We have seen a variety of restructuring efforts by Asian companies over the past year and these companies continue to perform well in relative and absolute terms. As mentioned above, restructuring in Japan could also provide enhanced investment opportunities in non-Japan Asia through outsourcing. We will continue to search for these opportunities, and build significant positions in companies geared to the recovery in domestic consumption currently underway in most Asian economies.

Timothy D. Jensen
PORTFOLIO MANAGER

Ashutosh Sinha
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

COMMON STOCKS (94.8%)
  HONG KONG (31.5%)
       68,000  Asia Satellite Telecommunications Holdings Ltd....  $      160
      571,200  Axa China Region Ltd..............................         456
      484,200  Cathay Pacific Airways Ltd........................         743
      487,900  Cheung Kong Holdings Ltd..........................       4,339
      286,000  China Telecom Ltd.................................         794
      241,800  Citic Pacific Ltd.................................         771
      134,800  CLP Holdings Ltd..................................         655
      491,900  Cosco Pacific Ltd.................................         409
      277,000  Dao Heng Bank Group Ltd...........................       1,243
      702,200  Hengan International Group Co. Ltd................         355
    1,414,800  Hong Kong Telecommunications Ltd..................       3,675
      673,800  Hutchison Whampoa Ltd.............................       6,101
       27,200  HSBC Holdings plc.................................          --
       68,000  Johnson Electric Holdings Ltd.....................         280
      216,000  Kerry Properties Ltd..............................         285
      422,100  Li & Fung Ltd.....................................       1,012
      332,000  New World Development Co., Ltd....................         995
      166,840  New World Infrastructure Ltd......................         314
   (a)998,000  Shandong International Power Development Co.
                 Ltd.............................................         225
      342,000  SmarTone Telecommunications Holdings Ltd..........       1,217
      462,600  Sun Hung Kai Properties Ltd.......................       4,219
      264,200  Swire Pacific Ltd., Class A.......................       1,308
      245,800  Television Broadcasts Ltd.........................       1,153
      628,000  Yanzhou Coal Mining Co. Ltd.......................         225
                                                                   ----------
                                                                       30,934
                                                                   ----------
  INDIA (1.6%)
       22,000  Digital Equipment (India) Ltd.....................         217
        1,556  Hero Honda Motors Ltd.............................          39
      360,000  ICICI Ltd.........................................         609
          155  Reckitt & Coleman of India Ltd....................           2
       50,000  Software Solution Integrated Ltd..................         499
           30  Tata Engineering & Locomotive Co., Ltd............          --
        6,526  Tata Infotech Ltd.................................         160
                                                                   ----------
                                                                        1,526
                                                                   ----------
  INDONESIA (2.7%)
    (a)30,900  Asia Pulp & Paper Co. Ltd. ADR....................         297
      300,000  Gudang Garam......................................         815
      222,000  Semen Gresik......................................         484
       76,680  Telekomunikasi Indonesia ADR......................         954
       20,800  Unilever Indonesia................................         121
                                                                   ----------
                                                                        2,671
                                                                   ----------
  MALAYSIA (4.4%)
      157,000  Carlsberg Brewery Malaysia Bhd....................         446
      145,000  Commerce Asset-Holding Bhd........................         359
      236,800  Malayan Banking Bhd...............................         710


                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------
      136,000  Nestle (Malaysia) Bhd.............................  $      537
      338,000  Public Bank Bhd...................................         257
      170,400  Rothmans of Pall Mall (Malaysia) Bhd..............       1,289
       10,000  Sime Darby Bhd....................................          13
      188,000  Telekom Malaysia Bhd..............................         703
                                                                   ----------
                                                                        4,314
                                                                   ----------
  PHILIPPINES (2.4%)
   (a)255,350  La Tondena Distillers, Inc........................         303
       94,990  Manila Electric Co., Class B......................         343
       21,080  Philippine Long Distance Telephone Co.............         644
   (a)114,600  Philippine National Bank..........................         311
      990,600  SM Prime Holdings, Inc............................         224
      229,405  San Miguel Corp., Class B.........................         501
                                                                   ----------
                                                                        2,326
                                                                   ----------
  SINGAPORE (9.1%)
      131,600  City Developments Ltd.............................         843
      211,000  Gul Technologies..................................         201
      231,000  Natsteel Electronics Ltd..........................       1,011
      141,000  Oversea-Chinese Banking Corp. (Foreign)...........       1,176
       97,000  Overseas Union Bank Ltd...........................         467
       88,000  Parkway Holdings Ltd..............................         217
       53,000  Rothmans Industries Ltd...........................         445
      129,200  Sembcorp Logistics Ltd............................         509
       89,900  Singapore Press Holdings Ltd......................       1,531
      385,000  Singapore Technologies Engineering Ltd............         436
      115,600  United Overseas Bank Ltd. (Foreign)...............         808
      169,700  Venture Manufacturing (Singapore) Ltd.............       1,306
                                                                   ----------
                                                                        8,950
                                                                   ----------
  SOUTH KOREA (21.1%)
       19,180  Daewoo Securities Co..............................         373
       41,700  Good Morning Securities Co. Ltd...................         258
       30,190  Hana Bank.........................................         443
       11,100  Hankuk Glass Industry Co., Ltd....................         297
       34,250  Housing & Commercial Bank, Korea..................       1,080
       23,650  Kookmin Bank......................................         480
        6,500  Kookmin Bank GDR..................................         132
       32,250  Koram Bank........................................         404
        5,660  Korea Chemical Company Ltd........................         508
        7,930  Korea Electric Power Corp.........................         329
      154,960  Korea Electric Power Corp. ADR....................       3,177
       81,840  Korea Exchange Bank...............................         460
        6,420  Korea Telecom Corp................................         426
    (a)67,300  Korea Telecom Corp. ADR...........................       2,692
       10,870  L.G. Chemical Ltd.................................         296
       21,770  LG Electronics....................................         602
     (d)7,530  Pohang Iron & Steel Co., Ltd......................         927

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

  SOUTH KOREA (CONT.)

       37,500  Pohang Iron & Steel Co., Ltd. ADR.................  $    1,261
       21,193  Samsung Electro-Mechanics Co......................         732
       29,255  Samsung Electronics Co............................       3,210
        1,683  Samsung Fire & Marine Insurance Co................       1,185
       (d)309  SK Telecom Co., Ltd...............................         424
       25,210  SK Telecom Co., Ltd. ADR..........................         429
       20,896  SK Corp...........................................         601
                                                                   ----------
                                                                       20,726
                                                                   ----------
  TAIWAN (18.6%)
   (a)128,000  Advanced Semiconductor Engineering, Inc...........         432
   (a)216,000  Asia Cement Corp..................................         194
      168,218  Asustek Computer, Inc.............................       1,896
      568,000  Bank Sinopac......................................         396
   (a)173,000  CTCI Corp.........................................         205
      139,000  Cathay Life Insurance Co., Ltd....................         499
      786,850  China Steel Corp..................................         594
       10,605  China Steel Corp. GDR.............................         164
   (a)411,000  Chinatrust Commercial Bank........................         494
      203,275  Compal Electronics, Inc...........................         799
    (a)38,500  Compeq Manufacturing Co., Ltd.....................         225
   (a)528,000  E. Sun Commercial Bank............................         294
      169,000  Evergreen Marine Corp.............................         211
   (a)666,480  Far East Textile Ltd..............................         991
   (a)527,000  Far East International Bank.......................         193
   (a)106,000  First Commercial Bank.............................         202
      243,000  Formosa Chemicals & Fibre Corp....................         296
   (a)205,920  Hon Hai Precision Industry........................       1,862
      103,000  Hua Nan Commercial Bank...........................         204
      455,000  International Commercial Bank of China............         589
      426,000  Nan Ya Plastics Corp..............................         706
   (a)120,800  President Chain Store Corp........................         410
       35,920  Quanta Computer Inc...............................         430
   (a)209,708  Siliconware Precision Industries Co...............         399
   (a)723,000  Taishin International Bank........................         537
   (a)993,036  Taiwan Semiconductor Manufacturing Co.............       3,797
   (a)359,350  United Micro Electronics Corp., Ltd...............         773
      193,000  United World Chinese Commercial Bank..............         299
      295,000  Yang Ming Marine Transport........................         192
                                                                   ----------
                                                                       18,283
                                                                   ----------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------
  THAILAND (3.4%)
       57,800  Advanced Info Service PCL (Foreign)...............  $      783
       85,700  BEC World PCL (Foreign)...........................         534
       45,545  Delta Electronics (Thailand) PCL (Foreign)........         383
      360,400  Golden Land Property Development PCL (Foreign)....         213
       29,100  Shinawatra Computer Co. PCL (Foreign).............         136
      122,466  Siam Cement Co. (Foreign).........................         505
       12,900  Siam Cement PCL (Foreign).........................         392
      115,000  Thai Farmers Bank PCL (Foreign)...................         355
                                                                   ----------
                                                                        3,301
                                                                   ----------
TOTAL COMMON STOCKS (Cost $73,087)...............................      93,031
                                                                   ----------
PREFERRED STOCK (0.0%)
  THAILAND (0.0%)
    (a)69,900  Siam Commercial Bank PCL (Cost $50)...............          99
                                                                   ----------

   NO. OF
   RIGHTS
-------------

RIGHTS (0.0%)
  KOREA (0.0%)
        (a)--  SK Telecom Co. Ltd., expiring 7/27/99 (Cost $0)...          39
                                                                   ----------

   NO. OF
  WARRANTS
    (000)
-------------

WARRANTS (2.9%)
  HONG KONG (0.3%)
       (a)544  HSBC Holdings plc, expiring 10/13/99..............         274
                                                                   ----------
  PHILLIPINES (0.2%)
       (a)363  Jollibee FoodsCorp, expiring 3/24/03..............         186
                                                                   ----------
  SINGAPORE (2.0%)
       (a)348  Oversea-Chinese Banking Corp., Ltd., expiring
                 3/28/02.........................................         260
     (a)1,902  Singapore Airways expiring 4/9/02.................       1,698
                                                                   ----------
                                                                        1,958
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   NO. OF
  WARRANTS                                                           VALUE
    (000)                                                            (000)
-----------------------------------------------------------------------------

  THAILAND (0.4%)
       (a)547  Siam Commercial Bank PCL, expiring 5/10/02........  $      350
                                                                   ----------
TOTAL WARRANTS (Cost $1,851).....................................       2,768
                                                                   ----------

    FACE
   AMOUNT
    (000)
-------------

CONVERTIBLE BONDS (0.7%)
  SINGAPORE (0.7%)
         $470  Finlayson Global Corp., 0.00%, 2/19/04 (Cost
                 $517)...........................................         710
                                                                   ----------
TOTAL FOREIGN SECURITIES (98.4%) (Cost $75,505)..................      96,647
                                                                   ----------
SHORT-TERM INVESTMENTS (1.0%)
  REPURCHASE AGREEMENT (1.0%)
$         980  Chase Securities, Inc. 4.55%, dated 6/30/99, due
                 7/01/99, to be repurchased at $980,
                 collateralized by U.S. Treasury Bonds, 7.25%,
                 due 5/15/16, valued at $1,089
                 (Cost $980).....................................         980
                                                                   ----------
FOREIGN CURRENCY (0.7%)
INR    19,693  Indian Rupee......................................         454
MYR        34  Malaysian Ringgit.................................           9
SGD       274  Singapore Dollar..................................         161
KRW     3,000  South Korean Won..................................           2
TWD     3,656  Taiwan Dollar.....................................         113
                                                                   ----------
TOTAL FOREIGN CURRENCY (Cost $741)...............................         739
                                                                   ----------
TOTAL INVESTMENTS (100.1%) (Cost $77,226)........................      98,366
                                                                   ----------

OTHER ASSETS (1.8%)
Receivable for Portfolio Shares Sold.................  $      955
Receivable for Investments Sold......................         592
Dividends Receivable.................................         215
Foreign Withholding Tax Reclaim Receivable...........          17
Net Unrealized Gain on Foreign Currency Exchange
  Contracts..........................................           1
Other................................................          16       1,796
                                                       ----------
LIABILITIES ( - 1.9%)
Payable for Investments Purchased....................      (1,118)
Payable for Foreign Taxes............................        (322)
Bank Overdraft Payable...............................        (182)
Custodian Fees Payable...............................        (117)
Investment Advisory Fees Payable.....................         (43)
Directors' Fees & Expenses Payable...................         (20)
Administrative Fees Payable..........................         (15)
Payable for Securities Lending.......................          (5)
Distribution Fees Payable............................          (1)
Other Liabilities....................................         (73)     (1,896)
                                                       ----------  ----------
NET ASSETS (100%)................................................  $   98,266
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital..................................................  $  179,521
Undistributed Net Investment Income..............................         355
Accumulated Net Realized Loss....................................    (102,429)
Unrealized Appreciation on Investments and Foreign Currency
  Translations...................................................      20,819
                                                                   ----------
NET ASSETS.......................................................  $   98,266
                                                                   ----------
                                                                   ----------

                                                                     AMOUNT
                                                                     (000)
-----------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------
NET ASSETS.......................................................     $96,195
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 8,326,295 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................      $11.55
                                                                   ----------
                                                                   ----------
CLASS B:
-----------------------------------------------------------------
NET ASSETS.......................................................      $2,071
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 180,742 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................      $11.46
                                                                   ----------
                                                                   ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
                                                              UNREALIZED
  CURRENCY                                                       GAIN
 TO DELIVER    VALUE    SETTLEMENT    IN EXCHANGE    VALUE      (LOSS)
   (000)       (000)       DATE        FOR (000)     (000)       (000)
------------   ------   -----------   ------------   ------   -----------
HKD     209    $  27        7/2/99    U.S.$    27    $  27    $       --
IDR 317,022       46        7/2/99    U.S.$    47       47             1
THB     186        5        7/2/99    U.S.$     5        5            --
U.S.$   205      205        7/2/99    SGD     348      205            --
U.S.$   239      239        7/6/99    HKD   1,852      239            --
               ------                                ------          ---
               $ 522                                 $ 523    $        1
               ------                                ------          ---
               ------                                ------          ---

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value - see note A-1 to financial statements.
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited
HKD   --  Hong Kong Dollar
THB   --  Thai Baht

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE      PERCENT OF
INDUSTRY                                  (000)      NET ASSETS
-----------------------------------------------------------------
Capital Equipment......................  $ 16,822           17.1%
Consumer Goods.........................     9,053            9.2
Energy.................................     5,105            5.2
Finance................................    30,482           31.0
Materials..............................     6,850            7.0
Multi-Industry.........................     8,602            8.8
Services...............................    19,733           20.1
                                         --------          -----
                                         $ 96,647           98.4%
                                         --------          -----
                                         --------          -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia         7.2%
Hong Kong        46.8%
Japan            17.0%
Philippines       4.1%
Singapore        18.9%
Thailand          4.4%
Other             1.6%

PERFORMANCE COMPARED TO THE
GPR GENERAL REAL ESTATE SECURITIES INDEX--FAR EAST(1)
----------------------------------------------------

                                       TOTAL RETURNS(2)
                            ---------------------------------------
                                                    AVERAGE ANNUAL
                               YTD       ONE YEAR   SINCE INCEPTION
                            ----------  ----------  ---------------
PORTFOLIO -- CLASS A......      29.66%      61.26%        - 4.92%
PORTFOLIO -- CLASS B......      29.60       60.83         - 5.24
INDEX.....................      24.81       53.42        - 15.81

1. The GPR General Real Estate Securities Index--Far East is a Far East market capitalization weighted index of listed property/real estate securities in the Far East measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. MSDW Investment Management considers a company to be Asian if its shares trade on a recognized stock exchange in Asia or if it is organized under the laws of an Asian country whose business is conducted principally in Asia.

For the six months ended June 30, 1999, the Portfolio had a total return of 29.66% for Class A shares and 29.60% for Class B shares compared to 24.81% for the GPR General Real Estate Securities Index -- Far East (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 61.26% for the Class A shares and 60.83% for the Class B shares compared to 53.42% for the Index. For the period since inception on October 1, 1997 through June 30, 1999, the Portfolio had an average annual total return of - 4.92% for Class A shares and - 5.24% for Class B shares compared to - 15.81% for the Index.

For the second quarter ended June 30, 1999 the Portfolio had a total return of 24.05% for the Class A shares and 24.02% for the Class B shares compared to 17.73% for the Index. The Portfolio gained during the second quarter by being overweight in Singapore and underweight in Australia, even though the strong Japanese yen eroded some performance gains as the Portfolio was underweight in Japan.

Crisis-hit Asian economies advanced quickly into the recovery cycle during the second quarter. Unexpectedly, strong first quarter gross domestic product (GDP) data for Japan offers hope that this will lead to stronger intra-regional trade and higher export volumes for non-Japan Asia, thereby relieving some of the burden from domestic demand in spearheading growth. Also a stronger Japan will reduce the possibility of a Renminbi devaluation and help to tighten sovereign credit spreads in Asia. Meanwhile, the relative strength in Asian currencies, supported by a stable yen and low inflationary pressures, will enable Asian governments to maintain their easy monetary policies to prime their economies and to restructure corporate debt.

The Fed's bias toward a neutral monetary policy should ease fears that a pre-mature interest rate hike will hurt Asia's recovery prospects. While short-term interest rates in Asia may be near their bottoms, they

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)
are not likely to give way to an upturn in the near term. The 3-month inter-bank rates in Hong Kong and Singapore remained at near pre-crisis lows of 5.87% and 1.68%, respectively. Banks in Hong Kong have lowered their prime lending rates by 50 basis points in total to 8.25% during the second quarter. China lowered average lending rates by 75 basis points and deposit rates by 100 basis points amidst growing concerns about slowing growth and weakening exports. Elsewhere throughout Asia, interest rates continue to trend down.

Real economic recovery in Asia varies. South Korea came out tops with an impressive 4.6% GDP growth in the first quarter of 1999. Both Taiwan and Singapore reported better-than-expected first quarter growth figures of 4.3% and 1.2%, respectively while recovery in Hong Kong and Indonesia will remain much more protracted with their first quarter GDP contracting 3.5% and 11.5%, respectively.

Meanwhile, Asia continued to embrace restructuring and cost cutting in different forms in efforts to gain competitiveness. The Japanese government is behind industries to erase excess capacity and to undertake radical restructuring programs. In Korea, the government remains committed to pushing through Chaebol reforms. In Singapore, the government announced bank liberalization measures aimed at raising the competitive positioning of domestic banks.

REAL ESTATE MARKETS

With the help of declining interest rates and wealth created through stock market gains, the residential markets in Hong Kong and Singapore continued to register robust performance in the second quarter.

In Hong Kong, residential sales remain concentrated in the primary market with developers enjoying strong pre-sales rates of 60-90%. Residential transactions averaged at 10,000 units per month for the first five months in 1999, this is 8% higher than the monthly average of 9,300 units for the whole of last year. New mortgage lending fell marginally by 2.6% to Hong Kong dollar 9.1 million in April but new loans approved continued to increase, rising by 18.9% to Hong Kong dollar 14.8 million, on the back of competitive home mortgage finance packages offered by local banks. Key events which helped lift confidence include Walt Disney negotiating to locate their second Asian theme park on Lantau Island; plans to develop a Cyberport; higher-than-expected prices (+20%) achieved at the first government land tender/auction after the financial crisis; and developers actively concluding land premium negotiations with the government. In the office sector, the erosion of rent in Grade A buildings (effective rate averaging at Hong Kong dollar 28-40 per square foot) has slowed but weak pricing power continues to put a cap on capital values. Grade A office yields have stabilized at around 7% since the beginning of this year.

In Singapore, residential transaction volumes remained healthy at 2,200 units in the second quarter of 1999, after pent-up demand drove take-up rates to a high of 3,000 units in the first quarter of 1999. An improved economic outlook and better affordability due to declining interest rates continue to drive end-user demand. Banks continue to offer attractive financing packages for home purchases. Secondary market activities picked up further during the quarter, with prices rising 10-15% in the prime residential district. A series of land acquisition deals concluded by major developers at 10-20% below the peak prices of the second quarter 1996, helped fuel confidence in the residential sector. Prime Grade A office rents fell 7.7% in the first quarter of 1999, compared to the previous quarter. Rents are averaging at Singapore dollar 5.50 per square foot (U.S.$3.24 per square foot) with vacancy rates hovering around 15%. The sale of Robinson Point (Grade A office building situated at the fringe of Raffles Place) at SGD 1,450 per square foot via an asset securitization program, helped set a floor price for the weak commercial office sector.

In Tokyo, the sale of condominiums and houses rose as purchasers took advantage of the government's tax incentive program to upgrade to a better property (the tax incentive will expire in end-2000). Average selling prices for apartments in the Tokyo area continue to fall, declining 6% in April. Tokyo office vacancies are holding at 4.1% and are expected to rise further as corporate cost cutting reduces demand for floor space.

REAL ESTATE SECURITIES

Asian real estate shares continued to perform very well during the second quarter, on the back of liquidity flows into Asia, low interest rates and improved confidence in the prospect for an economic recovery. Also the robust performance reflects better property sales and the wealth effect as a result of stock market gains, particularly in Hong Kong and Singapore. The real estate sector has marginally

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)
under-performed the broader Asian equity indices during this period as equity investors focused on stocks in the technology sector or Internet plays. Property shares in Asia now trade at a narrower discount from a few months ago, with some high quality issues trading at par or even at a slight premium over the underlying, marked-to-market net asset value, reflecting expectations of lower interest rates and funding costs and improving property market conditions. Japanese real estate shares have lagged the broader market in the second quarter of 1999, with Price/NAV trading at a narrower discount to underlying net asset value.

Given a still falling interest rate environment, we have kept Hong Kong at a slight overweight position and maintained an overweight position in Singapore. Within these two markets, we have very much held on to high quality companies which are able to capitalize on the current depressed property prices to make good acquisitions. We have also invested in a number of smaller companies with clean balance sheets, good property assets or where stock prices have yet to fully reflect the potential benefits of corporate restructuring put in place by management. We maintained an underweight position in Australia on account of valuations and increasing new equity supply. We have sold off much of our positions in the Australian office sector, anticipating a sector de-rating as supply builds up. We remain invested in the retail trusts, which continue to enjoy earnings growth as a result of robust retail sales and strong consumer spending.

Theodore R. Bigman
PORTFOLIO MANAGER

Timothy Jenson
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (98.4%)
  AUSTRALIA (7.2%)
       40,000    Armstrong Jones Retail Fund......................  $     22
       28,000    Centro Properties Group..........................        48
       61,000    IPOH Ltd.........................................        79
       21,000    Westfield Holdings Ltd...........................       128
       26,000    Westfield Trust..................................        52
                                                                    --------
                                                                         329
                                                                    --------
  HONG KONG (46.8%)
       96,000    Amoy Properties Ltd..............................        90
       45,000    Cheung Kong Holdings Ltd.........................       400
      220,000    China Resources Beijing Land.....................        50
   (a)324,000    Far East Hotels & Entertainment Ltd..............        46
       17,000    Henderson Land Development Co., Ltd..............        98
      250,100    HKR International Ltd............................       216
      240,000    Hopson Development Holdings Ltd..................        27
       67,000    Kerry Properties Ltd.............................        89
    (a)80,000    New Asia Realty & Trust Co., Class A.............       122
       91,000    New World Development Co., Ltd...................       273
      270,000    Regal Hotel International Ltd....................        33
      300,000    Shun Tak Holdings Ltd............................        80
       62,700    Sino Land Co.....................................        36
       44,000    Sun Hung Kai Properties Ltd......................       401
       10,000    Swire Pacific Ltd., Class A......................        49
       22,000    Wharf Holdings Ltd...............................        69
       47,000    Wheelock & Co., Ltd..............................        65
                                                                    --------
                                                                       2,144
                                                                    --------
  JAPAN (17.0%)
       10,000    Daibiru Corp.....................................        73
       36,000    Mitsubishi Estate Co., Ltd.......................       352
       26,000    Mitsui Fudosan Co., Ltd..........................       211
       38,000    Sumitomo Realty & Development Co., Ltd...........       143
                                                                    --------
                                                                         779
                                                                    --------
  PHILIPPINES (4.1%)
      279,400    Ayala Land, Inc., Class B........................        88
   (a)370,000    Filinvest Land, Inc..............................        42
      270,000    SM Prime Holdings, Inc...........................        61
                                                                    --------
                                                                         191
                                                                    --------
  SINGAPORE (18.9%)
   (a)130,000    Allgreen Properties Ltd..........................       141
       31,000    City Developments Ltd............................       198
       34,000    DBS Land Ltd.....................................        68
       49,000    Keppel Land Ltd..................................        92


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
       22,000    Marco Polo Developments Ltd......................  $     39
       20,000    Overseas Union Enterprise Ltd....................        63
       58,000    United Industrial Corp., Ltd.....................        39
      170,000    Wing Tai Holdings Ltd............................       225
                                                                    --------
                                                                         865
                                                                    --------
  THAILAND (4.4%)
      177,000    MBK Properties and Development PCL...............       154
        8,900    Oriental Hotel (Thailand) PCL....................        48
                                                                    --------
                                                                         202
                                                                    --------
TOTAL COMMON STOCKS (Cost $3,382).................................     4,510
                                                                    --------

    FACE
   AMOUNT
    (000)
-------------

FOREIGN CURRENCY (1.8%)
HKD       468    Hong Kong Dollar.................................        61
PHP        11    Philippine Peso..................................        --
SGD        38    Singapore Dollar.................................        22
                                                                    --------
TOTAL FOREIGN CURRENCY (Cost $83).................................        83
                                                                    --------

TOTAL INVESTMENTS (100.2%) (Cost $3,465)..................   4,593
                                                            ------
OTHER ASSETS (1.8%)
Cash...............................................  $  59
Receivable Due from Adviser........................     15
Dividends Receivable...............................      5
Interest Receivable................................      1
Foreign Withholding Tax Reclaim Receivable.........      1      81
                                                     -----
LIABILITIES (-2.0%)
Payable for Investments Purchased..................    (37)
Custodian Fees Payable.............................    (20)
Administrative Fees Payable........................     (3)
Distribution Fees Payable..........................     (1)
Other Liabilities..................................    (29)    (90)
                                                     -----  ------
NET ASSETS (100%).........................................  $4,584
                                                            ------
                                                            ------

NET ASSETS CONSIST OF:
Paid in Capital................................................  $5,946
Undistributed Net Investment Income............................      44
Accumulated Net Realized Loss..................................  (2,533)
Unrealized Appreciation on Investments and Foreign Currency
  Translations.................................................   1,127
                                                                 ------
NET ASSETS.....................................................  $4,584
                                                                 ------
                                                                 ------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                            AMOUNT
                                                            (000)
------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $3,607
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 423,257 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................   $8.52
                                                                ------
                                                                ------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $977
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 114,103 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................   $8.56
                                                                ------
                                                                ------
------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver
  foreign currency in exchange for U.S. dollars as indicated
  below:

                                          IN                    NET
 CURRENCY                              EXCHANGE             UNREALIZED
TO DELIVER    VALUE    SETTLEMENT        FOR       VALUE    GAIN (LOSS)
   (000)      (000)       DATE          (000)      (000)       (000)
-----------   ------   -----------   ------------  ------   -----------
SGD      38   $  22        7/2/99    U.S.$    22   $  22    $       --
              ------                               ------        -----
              ------                               ------        -----

------------------------------------------------------------

(a) -- Non-income producing security
PCL -- Public Company Limited

------------------------------------------------------------
              SUMMARY OF COMMON STOCKS BY INDUSTRY CLASSIFICATION

                                          VALUE    PERCENT OF
INDUSTRY                                  (000)    NET ASSETS
--------------------------------------------------------------
Apartment..............................  $   143          3.1%
Diversified............................    3,391         74.0
Lodging/Leisure........................      229          5.0
Multi-Industry.........................       49          1.1
Office and Industrial..................      364          7.9
Shopping Center........................      334          7.3
                                         -------          ---
                                         $ 4,510         98.4%
                                         -------          ---
                                         -------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina             0.7%
Brazil               10.8%
Chile                 0.5%
China                 0.8%
Czech Republic        0.7%
Egypt                 0.6%
Greece                2.0%
Hungary               0.8%
India                 8.8%
Indonesia             4.4%
Israel                2.9%
Malaysia              3.0%
Mexico               12.8%
Pakistan              0.7%
Philippines           1.0%
Poland                2.5%
Russia                4.2%
South Africa          7.1%
South Korea          16.8%
Taiwan               11.1%
Thailand              3.4%
Turkey                4.1%
Other                 0.3%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE INDEX AND THE IFC GLOBAL TOTAL RETURN
COMPOSITE INDEX(1)
-----------------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                                                AVERAGE
                                                   AVERAGE       ANNUAL
                                                    ANNUAL       SINCE
                             YTD       ONE YEAR   FIVE YEARS   INCEPTION
                          ----------  ----------  ----------  ------------
PORTFOLIO -- CLASS A....      40.00%      22.00%       0.25%        8.50%
PORTFOLIO -- CLASS B....      39.85       21.59         N/A         3.81
MSCI EMERGING MARKETS
FREE INDEX -- CLASS A...      39.87       28.71       -0.83         7.44
IFC GLOBAL TOTAL RETURN
COMPOSITE INDEX -- CLASS
A.......................      38.27       29.66      - 1.03         6.78
MSCI EMERGING MARKETS
FREE INDEX -- CLASS B...      39.87       28.71         N/A       - 0.81
IFC GLOBAL TOTAL RETURN
COMPOSITE INDEX -- CLASS
B.......................      38.27       29.66         N/A       - 0.60

1. The MSCI Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa (includes dividends). The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

For the six months ended June 30, 1999, the Portfolio had a total return of 40.00% for the Class A shares and 39.85% for the Class B shares compared to 39.87% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and 38.27% for the IFC Global Total Return Composite Index (the "IFC Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 22.00% for the Class A shares and 21.59% for the Class B shares compared to 28.71% for the MSCI Index and 29.66% for the IFC Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 0.25% compared to - 0.83% for the MSCI Index and
 - 1.03% for the IFC Index. For the period since inception on September 25, 1992 through June 30, 1999, the average annual total return for Class A shares was 8.50% compared to 7.44% for the MSCI Index and 6.78% for the IFC Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 3.81% compared to - 0.81% for the MSCI Index and - 0.60% for the IFC Index.

Overall, outperformance relative to the MSCI Index resulted from our country selection, particularly our overweight positions in Russia (+133.7%), Indonesia (+110.9%) and South Korea (+77.9%) coupled with our underweight positions in Argentina (+24.8%), Colombia (-17.3%), Greece (+19.5%) and South Africa (+30.2%). Strong stock selection in Brazil, Mexico, Taiwan, Thailand and Turkey also helped performance.

Despite positive returns on an absolute basis, poor stock selection in Greece, Indonesia and South Korea detracted from performance. Stock selection in Indonesia and South Korea had strong absolute returns of 71% and 62%, respectively, yet these gains lagged the MSCI Index returns.

With few exceptions, the emerging markets performed well during the first half of 1999, supported by an

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
amalgam of endogenous and global factors. Positive signs of growth in Japan and increasingly resilient macro numbers from Western Europe emerged. The powerful recovery in selected commodity prices (e.g. oil and copper) engendered a strong rally in the share prices of many commodity-related and deep cyclical companies. Brazil's ability to quickly recover from its currency devaluation resulted in improved investor sentiment. Finally, a widely anticipated interest rate hike by the Fed at the end of June relieved many anxieties regarding U.S. inflation and interest rate tightening. These factors have provided the emerging markets with a benign environment for future growth.

The Latin American region gained 31.0% during the first half of 1999. The most notable market event throughout all the emerging markets was the devaluation of the Brazilian currency, the Real. The currency plunged 40% in January, then retraced some of its decline to end the first quarter down 30%. Most emerging markets investors anticipated the devaluation, but few, if any, expected the Brazilian equity market to recover so quickly. By the end of March, the equity market had gained 5.5% in U.S. dollars and by June month-end, it had appreciated 18.7%. Fueling the market was the unexpected appointment of Arminio Fraga, the former portfolio manager of George Soros' Quantum Emerging Markets Growth Fund, as head of the Central Bank. Fraga offers financial market expertise and shareholder focus, which has aided market sentiment.

We were underweight Brazil going into the devaluation and then quickly moved to a neutral weight after the devaluation, which was favorable for performance. We continued to add to our Brazilian positions and are now modestly overweight the Index. We anticipate lower inflation and better than expected economic performance to allow for continued interest rate reductions and, in turn, for a contraction in the country risk premium. The expected reduction in real interest rates is requisite for controlling the fiscal deficit and for stemming the growth in the stock of public sector debt. We continue to focus on the telecommunication industry in Brazil, where the privatization of the telecom sector last year has allowed for the introduction of many new efficiencies, fostering margin expansion under new managements. Additionally, the inelasticity of the telecom sector to a weak economy coupled with pent-up demand for telecom services should allow for strong top-line growth.

Mexico (+52.3%) is our favorite Latin American market based on good economic management and attractive stock opportunities. A stronger peso coupled with better than expected consumer demand should allow for positive U.S. dollar earnings surprises from domestic consumer plays (e.g. beverages, cement, media, retail). We have increased our overweight and are focusing on consumer-related stocks, which should benefit from both a recovery in domestic demand as well as continued strong U.S. economic growth (more than 80% of Mexico's exports are absorbed by the U.S.).

Asia, gaining 55.4%, led the emerging markets during the first half of the year. Liquidity from local participants, as well as from foreign investors seeking to participate in the broadening Asian recovery, helped drive the markets. Fundamental factors contributing to the stellar gains of many of the Asian markets include: current account and fiscal surpluses, strong FDI, micro-level reforms (e.g. bankruptcy laws), declining interest rates (below pre-crisis levels in some countries) and lower costs of capital. Indonesia was the star performer, rising 110.9%. Government recapitalization plans, lower inflation and a successful, nonviolent election in June fueled Indonesian equities. We added to our position during the second quarter and are now overweight Indonesia.

Taiwan (+42.3%) has shown acceleration in exports and is best positioned within Asia to benefit from increased outsourcing from Japan. The increasing cyclical upturn and trend in outsourcing various computer components augurs well for Portfolio holdings such as Compal Electronics, Hon Hai Precision, Quanta Computer and Taiwan Semiconductor. During the second quarter, we reduced some of our strong overweights in the electronic components and instruments industry, taking advantage of significant price appreciation.

Our favorite market in Asia is South Korea, which gained 77.9% during the first half of the year on the back of an improving macroeconomic scenario and continued progress with financial and chaebol (large conglomerates) restructuring. Strong domestic liquidity and declining interest rates have also buoyed the market. We added to our South Korean overweight, favoring stocks such as Korea Telecom (an attractively valued telecom stock with a well-developed network and a promising tariff rebalancing), LG Chemical and Samsung Electronics (restructuring chaebol opportunities).

India (+36.9%) has performed respectably given political uncertainties and heightened tensions on the border with Pakistan. Most recently, India has witnessed a sharp inflow of foreign funds and the outperformance of cyclical sectors. For example, petrochemicals, refineries, auto and cement were revived in part by cheap valuations and positive news on volumes and/or prices. We have added to our

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
overweight position in India based on these attractive valuations coupled with signs of an economic recovery and what we perceive as appealing (return on investment focused) corporate governance. We are adding stocks such as State Bank of India (SBI), India's largest bank, which should benefit from a turnaround in the economic cycle.

Emerging Europe and the Middle East gained 28.4%, posting more modest returns than the other regions. Russia (+133.7%) was the star performer in the region. Turkey (+45.2%) and Poland (+30.9%) also performed well. We added to and are now overweight Russia. Despite the devaluation of the ruble last year, the Russian economy has performed better than expected. In May, monthly industrial production, boosted by domestic consumption, showed signs of growth. Russian equities have been extremely strong based in part on the recovery in global commodity prices, which particularly helps the Russian export sector. We are concentrating on stocks in the oil sector such as Lukoil and Surgutneftegaz, which stand to benefit from both a weaker exchange rate (due to predominantly ruble-based costs with larger volumes of export sales) and higher crude prices.

Turkey, while appreciating 45.2% during the first half of the year, fell 3.5% during the second quarter due to politics. The elections on April 18th eventually resulted in the newly formed majority coalition government that finally received a vote of confidence in June, ending the political uncertainty. The coalition has promised immediate action to reduce inflation to single digits including passing difficult structural reform laws (e.g. the new banking law, and social security and agricultural subsidy reforms). Key legislation may also soon be passed which would facilitate the privatization of state-owned utilities. We are overweight the banking sector as we expect real interest rates to decline in the near future. We expect the equity market to react positively if negotiations with the IMF conclude favorably.

We maintain our overweight position in Poland to which we recently added. The Polish economy continues to recover from the Western European induced slowdown. Support from the nascent recovery in Germany, Poland's largest export market, should accelerate economic growth. Excise taxes were increased to help raise revenues in light of the growing budget deficit. The Polish equities market continues to derive strength from consolidation and successful privatizations. We particularly like Telekomunikacja Polska, which we feel is undervalued relative to other telecoms in the region, and should benefit from the planned strategic sale of a 25-35% government stake by year-end.

We continued to trim Greece, which returned 19.5%, and maintain our market underweight. Despite recent positive inflation numbers and a marginal decline in the rate of private sector credit expansion, an imminent reduction in Greek interest rates seems unlikely. We do not expect Greek interest rates to be lowered until the fourth quarter of 1999, as the Greek government wants to contain inflation to below 2% in accordance with European Union standards. Greek equities have become expensively valued and we find other markets more attractively valued in the near term.

We lightened our position in Israel (+25.5%) during the second quarter, and are now underweight. A new Israeli government led by Ehud Barak was elected in June. We expect interest rate reductions later in the third quarter, after the new government has been formed and its policies have been announced. We reduced our exposure to certain stocks which had performed well and were close to being fully valued, and re-deployed the funds in sectors such as banking, which we feel should perform particularly well if interest rate cuts take place.

South Africa, which had its second all-race presidential elections, rose 30.2%. We added to our South African holdings and will continue to increase our weighting while maintaining an underweight position. Thabo Mbeki's election as President, enhancing expectations of a continuance in economic policies, is likely to accelerate privatization and deregulation of the labor market. Continued interest rate reductions, made possible by the stabilization of emerging markets, falling inflation, good fiscal discipline and a slightly looser monetary stance by the Reserve Bank, will help stimulate the economy. However, the economy is still very anemic. A recovery in commodity prices, especially base metals, should also provide a boost to exports and the economy as a whole.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

COMMON STOCKS (96.8%)
  ARGENTINA (0.7%)
               6    Acindar, Class B.................................  $        --
         264,368    Telecom Argentina ADR............................        7,072
          29,784    Telefonica de Argentina ADR......................          934
                                                                       -----------
                                                                             8,006
                                                                       -----------
  BRAZIL (10.4%)
(a,d)295,998,880    Banco Nacional (Preferred).......................            8
       5,229,313    Brahma (Preferred)...............................        2,949
     207,330,066    CEMIG (Preferred)................................        4,359
         173,325    CEMIG ADR (Preferred)............................        3,683
      (e)103,238    CEMIG ADR (Preferred)............................        2,194
         277,978    CIA Vale do Rio Doce, Class A (Preferred)........        5,498
     (d,e)98,865    Coteminas ADR....................................          251
      12,714,900    Coteminas........................................          646
   (a)35,028,493    CRT (Preferred)..................................        8,591
         293,889    CVRD ADR (Preferred).............................        5,841
      33,860,120    Eletrobras.......................................          639
      13,625,000    Eletrobras, Class B (Preferred)..................          275
         233,570    Eletrobras, Class B ADR (Preferred)..............        2,352
      98,021,210    Embratel (Preferred).............................        1,352
         178,557    Embratel ADR.....................................        2,478
  (a)119,019,000    Lojas Arapua (Preferred).........................           --
    (a,e)120,830    Lojas Arapua GDR (Preferred).....................           --
      39,236,000    Pao de Acucar (Preferred)........................          731
          26,429    Pao de Acucar ADR................................          494
      66,221,000    Petrobras (Preferred)............................       10,254
          42,860    Petrobras ADR (Preferred)........................          660
          53,959    Telebras ADR (Preferred).........................        4,866
     403,763,510    Tele Celular Sul (Preferred).....................          844
          28,245    Tele Celular Sul.................................          613
     317,814,610    Tele Centro Sul (Preferred)......................        3,520
          29,711    Tele Centro Sul..................................        1,649
     122,953,700    Telecom Brasil (Preferred).......................       11,000
          11,175    Telemig Celular..................................          275
     386,812,716    Telemig Celular (Preferred)......................          488
     253,287,610    Tele Nordeste Celular (Preferred)................          341
           8,975    Tele Nordeste Celular............................          242
     122,109,610    Tele Norte Leste (Preferred).....................        2,208
          93,088    Tele Norte Leste (ADR)...........................        1,728
      20,876,000    Telerj Celular, Class B..........................          684
     256,278,610    Telesp Celular (Preferred).......................        2,650
         190,211    Telesp Celular...................................        5,088
      85,101,399    Telesp Celular, Class B..........................        4,425
      58,061,610    Telesp (Preferred)...............................        1,329
          74,155    Telesp ADR.......................................        1,696
     409,538,610    Tele Sudeste Celular (Preferred).................        2,314
          34,790    Tele Sudeste Celular.............................        1,009
         572,968    Unibanco GDR (Preferred).........................       13,787


                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
         318,900    Usiminas (Preferred).............................  $     1,074
          62,535    Usinas Siderurgicas de Minas Gerais S.A..........          212
                                                                       -----------
                                                                           115,297
                                                                       -----------
  CHILE (0.5%)
          71,202    CCU ADR..........................................        2,038
          83,300    Endesa ADR.......................................        1,010
         112,780    Enersis ADR......................................        2,580
          44,223    Santa Isabel ADR.................................          448
                                                                       -----------
                                                                             6,076
                                                                       -----------
  CHINA (0.8%)
         133,010    Huaneng Power International, Inc. ADR............        2,278
         168,336    Yanzhou Coal Mining Co., Ltd. ADR................        2,988
      10,221,200    Zhenhai Refining & Chemical Co., Ltd., Class H...        3,096
                                                                       -----------
                                                                             8,362
                                                                       -----------
  CZECH REPUBLIC (0.7%)
         101,290    SPT Telecom a.s..................................        1,641
         349,522    SPT Telecom a.s. GDR.............................        5,641
                                                                       -----------
                                                                             7,282
                                                                       -----------
  EGYPT (0.6%)
       (a)61,169    Al-Ahram Beverages Co. GDR.......................        1,739
             346    Commercial International Bank....................            3
          75,728    Eastern Tobacco..................................        1,844
          22,500    Egypt Gas Co.....................................          921
             450    Egyptian Finance & Industrial....................            6
          92,454    Egyptian Co. for Mobil Services..................        2,084
              25    Helwan Cement....................................           --
       (a)37,981    Industrial & Engineering.........................          300
                                                                       -----------
                                                                             6,897
                                                                       -----------
  GREECE (2.0%)
           5,692    Commercial Bank Of Greece........................          408
         575,958    Hellenic Telecommunication Organization (OTE)....       12,361
         896,288    Hellenic Telecommunication Organization (OTE)
                      ADR............................................        9,915
                                                                       -----------
                                                                            22,684
                                                                       -----------
  HUNGARY (0.8%)
         185,813    Magyar Tavkozlesi Rt.............................        1,006
          49,516    Matav Rt.........................................        1,362
      (a)145,100    Matav Rt. ADR....................................        3,990
          25,536    MOL Magyar Olaj-es Gazipari Rt. GDR
                      (Registered)...................................          612
          52,235    OTP Bank Rt......................................        2,181
                                                                       -----------
                                                                             9,151
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  INDIA (8.6%)
           5,650    Apollo Tyres Ltd.................................  $         8
          11,242    Aptech Ltd.......................................          185
           4,330    Associated Cement Cos., Ltd......................           17
       1,429,800    Bharat Heavy Electricals Ltd.....................        8,104
       1,010,300    Container Corp. of India Ltd.....................        4,236
           2,600    Digital Equipment (India) Ltd....................           26
           1,900    Federal Bank Ltd.................................            2
         206,700    Gujarat Ambuja Cements Ltd.......................        1,524
           1,450    HCL Infosystems Ltd..............................           12
           6,233    Hero Honda Motors Ltd............................          155
         363,630    Hero Honda Motors Ltd............................        9,048
         152,050    Hindustan Lever Ltd..............................        8,337
          28,000    Housing Development Finance Corp., Ltd...........        1,433
          32,372    Housing Development Finance Corp., Ltd...........        1,657
         186,200    Infosys Technology Ltd...........................       15,557
         256,743    ITC Ltd..........................................        6,480
         615,000    Larsen & Toubro Ltd..............................        4,059
             247    Larsen & Toubro Ltd..............................            2
         368,400    Mahanagar Telephone Nigam Ltd....................        1,579
      (a)473,000    Mahanagar Telephone Nigam Ltd....................        1,962
   (g)25,663,200    Morgan Stanley India Growth Fund.................        4,257
          43,131    MRF Ltd., Class B................................        1,901
         105,550    NIIT Ltd.........................................        4,944
         225,000    Saytam Computer Services Ltd.....................        6,573
     (a,d)45,000    Sri Venkatesa Mills Ltd..........................            7
          (a)550    State Bank of India..............................            3
         929,000    State Bank of India Ltd..........................        5,069
           2,608    Sudarshan Chemical Industries Ltd................            3
         355,250    Tata Engineering & Locomotive Co., Ltd...........        1,680
       (a)90,700    Tata Engineering & Locomotive Co., Ltd...........          429
          81,400    Videsh Sanchar Nigam Ltd. GDR....................        1,043
         156,000    Zee Telefilms Limited............................        5,229
                                                                       -----------
                                                                            95,521
                                                                       -----------
  INDONESIA (4.4%)
    (a)1,057,375    Asia Pulp & Paper Co. Ltd. ADR...................       10,177
       5,168,141    Gudang Garam.....................................       14,037
      10,867,055    Indah Kiat Pulp & Paper Corp. (Foreign)..........        5,051
       2,121,100    Semen Gresik.....................................        4,621
       1,219,104    Telekomunikasi Indonesia ADR.....................       15,163
                                                                       -----------
                                                                            49,049
                                                                       -----------
  ISRAEL (2.9%)
      (a)210,900    Amdocs Ltd.......................................        4,798
       (a)21,220    Backweb Technologies Ltd.........................          581
         890,200    Bank Hapoalim Ltd. (Registered)..................        2,285
       1,134,000    Bank Leumi Le-Israel.............................        2,144
       (a)26,645    Converse Technology, Inc.........................        2,012


                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
         146,354    ECI Telecommunications Ltd.......................  $     4,857
       (a)93,790    Gilat Satellite Networks Ltd.....................        4,924
          26,927    Koor Industries Ltd..............................        3,106
       (a)53,366    NICE-Systems Ltd. ADR............................        1,471
       (a)17,875    NICE-Systems Ltd.................................          487
       (a)47,499    Orbotech Ltd.....................................        2,476
          60,420    Teva Pharmaceutical Industries Ltd. ADR..........        2,961
                                                                       -----------
                                                                            32,102
                                                                       -----------
  MALAYSIA (3.0%)
       1,904,000    Commerce Asset Holdings Bhd......................        4,710
       2,274,000    Malayan Banking Bhd..............................        6,822
         531,000    Nestle (Malaysia) Bhd............................        2,096
       2,318,000    Public Bank Berhad...............................        1,763
         659,000    Rothmans of Pall Mall (Malaysia) Bhd.............        4,986
       2,549,000    Telekom Malaysia Bhd.............................        9,525
       1,389,000    Tenaga Nasional Bhd..............................        3,198
                                                                       -----------
                                                                            33,100
                                                                       -----------
  MEXICO (11.5%)
         349,359    Alfa, Class A....................................        1,451
       1,638,642    Banacci, Class B.................................        4,139
      (a)966,103    Banacci, Class L.................................        2,358
    (a)4,150,353    Bancomer, Class B................................        1,498
      (e)277,930    Bancomer, Class C ADR............................        2,015
         664,209    Carso, Class A1..................................        3,080
         970,703    Cemex CPO........................................        4,800
         830,867    Cemex CPO ADR....................................        7,893
         307,336    Cemex, Class B...................................        1,526
         656,257    Cemex, Class B ADR...............................        6,481
    (a)1,454,796    Cifra, Class C...................................        2,665
      (a)287,237    Cifra, Class V...................................          558
      (a)202,768    Cifra, Class V ADR...............................        3,889
         259,388    Fomento Economico Mexicano ADR...................       10,343
       1,113,277    Kimberly-Clark, Class A..........................        4,584
      (a)689,553    Televisa CPO GDR.................................       30,901
         488,083    Telmex, Class L ADR..............................       39,443
                                                                       -----------
                                                                           127,624
                                                                       -----------
  PAKISTAN (0.7%)
              31    Crescent Textile Mills Ltd.......................           --
       3,348,500    Fauji Fertilizer Co., Ltd........................        2,600
         892,198    Pakistan State Oil Co., Ltd......................        1,573
       7,001,500    Pakistan Telecommunications Corp., Class A.......        2,649
    (a)5,094,036    Sui Northern Gas.................................          811
                                                                       -----------
                                                                             7,633
                                                                       -----------
  PERU (0.0%)
              52    Cementos Lima....................................           --
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  PHILIPPINES (1.0%)
         831,520    Manila Electric Co., Class B.....................  $     3,000
       2,474,801    San Miguel Corp., Class B........................        5,409
      14,422,000    SM Prime Holdings, Inc...........................        3,266
                                                                       -----------
                                                                            11,675
                                                                       -----------
  POLAND (2.5%)
       (a)43,191    Bank Polska Kasa Opieki Grupa Pekao..............          500
           1,800    BIG Bank Gdanski.................................            4
     (a,d)33,400    Eastbridge N.V...................................        2,246
         300,765    Elektrim.........................................        4,247
          30,688    Powszechny Bank Kredytowy........................          738
        (a)7,672    Powszechny Bank Kredytowy, Class C...............          135
         111,002    Prokom Software GDR..............................        1,820
    (a)2,447,405    Telekomunikacja Polska GDR.......................       17,254
         112,788    Wielkopolski Bank Kredytowy......................          660
                                                                       -----------
                                                                            27,604
                                                                       -----------
  RUSSIA (3.6%)
    (a,d)592,359    Alliance Cellulose Ltd...........................        1,425
          37,700    AO Tatneft ADR...................................          141
         344,630    Lukoil Holding ADR...............................       14,087
         100,000    Lukoil Holding ADR...............................          720
 (a,d)37,259,635    Mustcom..........................................        7,772
         138,410    RAO Unified Energy Systems GDR...................        1,341
    (a,d)317,851    Russian Telecom Development Corp.................        1,144
        (a,d)990    Storyfirst Communications, Inc., Class C.........          374
      (a,d)2,640    Storyfirst Communications, Inc., Class D.........          997
      (a,d)3,250    Storyfirst Communications, Inc., Class E.........        1,227
      (a,d)1,331    Storyfirst Communications, Inc., Class F.........        1,005
    (a)1,194,740    Surgutneftgaz ADR................................       10,081
                                                                       -----------
                                                                            40,314
                                                                       -----------
  SOUTH AFRICA (7.0%)
         939,170    Amalgamated Banks of South Africa................        5,315
         101,740    Anglo American Corp..............................        4,756
       (a)32,000    Anglo American plc...............................        1,518
       (a)70,700    Anglo American plc...............................        3,304
       1,175,361    Bidvest Group Ltd................................        9,817
         773,000    Billiton Plc.....................................        2,671
          23,800    Billiton plc.....................................           83
       7,493,077    BOE Corp., Ltd., Class N.........................        5,960
         977,509    BOE Ltd..........................................          972
          99,180    De Beers Centenary AG............................        2,377
          48,070    De Beers Consolidated Mines ADR..................        1,148
         558,550    Ellerine Holdings Ltd............................        2,221
       5,640,830    FirstRand Ltd....................................        6,450
       (a)86,692    Liberty International plc........................          574


                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
         185,955    Liberty Life Association of Africa Ltd...........  $     2,382
         220,500    Nedcor Ltd.......................................        5,057
    (a)3,400,970    New Africa Investments Ltd., Class N.............        2,001
         223,950    Persetel Holdings Ltd............................        1,410
         203,220    Primedia Ltd., Class N...........................          303
         783,500    Rembrandt Group Ltd..............................        6,531
    (a)3,242,100    Sanlam Ltd.......................................        3,841
      (a)921,250    South African Breweries Ltd......................        7,905
       1,330,854    The Education Investment Corp., Ltd..............        1,255
                                                                       -----------
                                                                            77,851
                                                                       -----------
  SOUTH KOREA (16.7%)
         170,900    Daewoo Securities Co.............................        3,322
         664,720    Good Morning Securities Co., Ltd.................        4,106
         316,730    Hana Bank........................................        4,652
          83,690    Hankuk Glass Industry Co., Ltd...................        2,241
         360,520    Housing & Commercial Bank........................       11,369
         619,090    Kookmin Bank.....................................       12,569
       (a)15,782    Kookmin Bank GDR.................................          321
         310,950    Koram Bank.......................................        3,895
         301,290    Korea Electric Power.............................       12,520
         857,186    Korea Electric Power Corp. ADR...................       17,572
         774,870    Korea Exchange Bank..............................        4,351
      (a)533,600    Korea Telecom Corp. ADR..........................       21,344
      (d)353,950    Korea Telecom Corp...............................       23,485
         112,500    L.G. Chemical Ltd................................        3,062
          44,640    LG Securities....................................          752
      (d)142,383    Pohang Iron & Steel Co., Ltd.....................       17,526
          92,698    Samsung Electro-Mechanics Co.....................        3,204
         242,593    Samsung Electronics Co...........................       26,617
         332,680    Shinhan Bank.....................................        3,736
         131,955    SK Telecom Co., Ltd. ADR.........................        2,243
        (d)4,900    SK Telecom Co., Ltd..............................        6,726
                                                                       -----------
                                                                           185,613
                                                                       -----------
  TAIWAN (11.1%)
    (a)1,279,000    Acer, Inc........................................        3,247
    (a)1,696,000    Advanced Semiconductor Engineering, Inc..........        5,723
       1,808,450    Asustek Computer, Inc............................       20,380
       3,833,000    Bank Sinopac.....................................        2,670
       1,040,000    Cathay Life Insurance Co., Ltd...................        3,735
       1,102,000    Chang Hwa Commercial Bank........................        1,651
      (a)424,000    China Development Corp...........................        1,057
       6,360,900    China Steel Corp.................................        4,805
    (a)2,920,000    Chinatrust Commercial Bank.......................        3,508
       1,374,635    Compal Electronics, Inc..........................        5,405
    (a)1,667,000    E. Sun Commercial Bank...........................          929
    (a)5,170,000    Far East Textile Ltd.............................        7,683
       1,000,000    First Commercial Bank............................        1,904
       1,914,000    Formosa Plastics Corp............................        4,029

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

  TAIWAN (CONT.)

    (a)1,057,000    Hon Hai Precision Industry.......................  $     9,556
       1,213,000    Hua Nan Commercial Bank..........................        2,403
       2,349,000    International Commercial Bank of China...........        3,040
       2,529,000    Nan Ya Plastics Corp.............................        4,189
      (a)566,000    President Chain Store Corp.......................        1,919
         222,440    Quanta Computer Inc..............................        2,665
            (a)1    Shinkong Synthetic Fiber.........................           --
    (a)2,010,237    Siliconware Precision Industries Co..............        3,828
    (a)4,260,000    Taishin International Bank.......................        3,165
       5,675,220    Taiwan Semiconductor Manufacturing Co............       21,699
       (a)83,174    Taiwan Semiconductor Manufacturing Co. ADR.......        2,828
         704,000    United World Chinese Commercial Bank.............        1,090
                                                                       -----------
                                                                           123,108
                                                                       -----------
  THAILAND (3.1%)
         868,250    Advanced Information Services PCL (Foreign)......       11,770
         598,200    BEC World PCL (Foreign)..........................        3,730
         509,977    Delta Electronics (Thailand) PCL (Foreign).......        4,286
       1,163,700    Shinawatra Computer Co. PCL (Foreign)............        5,426
       1,331,766    Siam Cement PCL (Foreign)........................        5,488
         235,700    Siam Commercial Bank PCL.........................          326
       1,020,633    Siam Commercial Bank PCL.........................           --
    (a)1,944,400    Siam Commercial Bank PCL (Preferred).............        2,768
         269,600    Thai Farmers Bank PCL (Foreign)..................          833
                                                                       -----------
                                                                            34,627
                                                                       -----------
  TURKEY (4.1%)
       (e)73,090    Akbank T.A.S.....................................          215
     316,729,000    Akbank T.A.S.....................................        4,657
     404,287,000    Dogan Sirketler Grubu Holding....................        5,369
      31,243,100    Ege Biracilik....................................        2,334
   (a)65,911,932    Erciyas Biracilik................................        1,516
     353,789,200    Garanti Bankasi A.S..............................        2,643
      93,232,000    Haci Omer Sabanci Holding A.S....................        2,078
      26,803,000    Koc Holding A.S..................................        1,685
       1,561,000    Migros (Registered)..............................        1,944
      17,212,000    Tupras-Turkiye Petrol Rafinerileri A.S...........        1,143
  (a)136,611,200    Turkiye Is Bankasi, Class C......................        2,430
   (a)41,562,601    Vestel Elektronik Sanayi Ve Ticaret A.S..........        4,534
   1,032,594,063    Yapi Ve Kredi Bankasi A.S........................       14,938
                                                                       -----------
                                                                            45,486
                                                                       -----------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  OTHER (0.1%)
      (g)100,130    Morgan Stanley Dean Witter Africa Investment
                      Fund, Inc......................................  $     1,013
                                                                       -----------
TOTAL COMMON STOCKS (Cost $967,161)..................................    1,076,075
                                                                       -----------
PREFERRED STOCKS (0.0%)
  COLOMBIA (0.0%)
         103,207    Bancolombia (Cost $617)..........................          137
                                                                       -----------

     NO. OF
     RIGHTS
----------------

RIGHTS (0.5%)
  BRAZIL (0.4%)
   (a)33,876,493    CRT..............................................        4,595
   (a)19,265,788    Tele Centro Oeste................................           19
                                                                       -----------
                                                                             4,614
                                                                       -----------
  INDIA (0.0%)
        (a)1,083    Associated Cement Cos., Ltd......................            1
                                                                       -----------
  SOUTH KOREA (0.1%)
        (a)4,900    SK Telecom Co., Ltd..............................          614
                                                                       -----------
TOTAL RIGHTS (Cost $3,297)...........................................        5,229
                                                                       -----------

     NO. OF
    WARRANTS
----------------

WARRANTS (0.3%)
  THAILAND (0.3%)
    (a)5,987,000    Siam Commercial Bank PCL (Foreign) (Cost $0).....        3,855
                                                                       -----------

     NO. OF
     UNITS
----------------

UNITS (1.4%)
  MEXICO (1.3%)
       3,494,469    Fomento Economico Mexicano S.A. (Femsa)..........       13,981
                                                                       -----------
  RUSSIA (0.1%)
      (a,d)1,637    Storyfirst Communications, Inc., First Section,
                      Tranche I, 25.00%..............................          618
           (a)96    Storyfirst Communications, Inc., Second Section,
                      Tranche I, 25.00%..............................           36
        (a,d)421    Storyfirst Communications, Inc., Tranche II,
                      26.00%.........................................          159
        (a,d)562    Storyfirst Communications, Inc., Tranche IV,
                      28.00%.........................................          212
        (a,d)654    Storyfirst Communications, Inc., Tranche V,
                      29.00%.........................................          247
        (a,d)550    Storyfirst Communications, Inc., Tranche VI,
                      30.00%.........................................          208
                                                                       -----------
                                                                             1,480
                                                                       -----------
TOTAL UNITS (Cost $11,590)...........................................       15,461
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                               VALUE
     (000)                                                                (000)
----------------------------------------------------------------------------------

CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.0%)
INR       (d)336    DCM Shriram Industries Ltd., 7.50%, 2/21/02......  $       137
                                                                       -----------
  SOUTH AFRICA (0.1%)
ZAR          181    Sasol Ltd. 8.50%, 12/29/49.......................        1,290
                                                                       -----------
TOTAL CONVERTIBLE DEBENTURES (Cost $1,512)...........................        1,427
                                                                       -----------
NON-CONVERTIBLE DEBENTURES (0.7%)
  INDIA (0.2%)
INR       (d)341    DCM Shriram Industries Ltd., (Floating Rate),
                      9.90%, 2/21/02.................................          184
          (d)700    Saurashtra Cement & Chemicals Ltd., 18.00%,
                      11/27/00.......................................        1,496
                                                                       -----------
                                                                             1,680
                                                                       -----------
  RUSSIA (0.5%)
U.S.$  (d)21,883    Svyaz Finance Ltd., 17.00%, 8/11/99..............        5,379
                                                                       -----------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $24,748)......................        7,059
                                                                       -----------
TOTAL FOREIGN SECURITIES (99.8%)
  (Cost $1,008,925)..................................................    1,109,243
                                                                       -----------
FOREIGN CURRENCY (0.5%)
BRL          130    Brazilian Real...................................           73
GBP            2    British Pound....................................            2
INR      167,058    Indian Rupee.....................................        3,849
ISS        1,200    Israeli Shekels..................................          294
MYR            4    Malaysian Ringgit................................            1
MXP        4,803    Mexican Peso.....................................          510
PKR        5,805    Pakistani Rupee..................................          111
KRW      137,316    South Korean Won.................................          119
LKR            2    Sri Lankan Rupee.................................           --
TWD       14,233    Taiwan Dollar....................................          441
THB        8,947    Thai Baht........................................          242
                                                                       -----------
TOTAL FOREIGN CURRENCY (Cost $5,672).................................        5,642
                                                                       -----------

                                                                          VALUE
                                                                          (000)
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.3%) (Cost $1,014,597).........................  $ 1,114,885
                                                                       -----------

OTHER ASSETS (2.9%)
  Receivable for Investments Sold.........................  $   19,975
  Receivable for Portfolio Shares Sold....................       5,706
  Dividends Receivable....................................       4,072
  Interest Receivable.....................................       3,306
  Foreign Withholding Tax Reclaim Receivable..............          25
  Other...................................................          53      33,137
                                                            ----------
LIABILITIES (-3.2%)
  Payable for Investments Purchased.......................     (16,610)
  Payable for Foreign Taxes...............................      (8,688)
  Bank Overdraft Payable..................................      (5,347)
  Investment Advisory Fees Payable........................      (3,129)
  Custodian Fees Payable..................................      (1,064)
  Payable for Portfolio Shares Redeemed...................        (457)
  Administrative Fees Payable.............................        (139)
  Directors' Fees & Expenses Payable......................        (108)
  Distribution Fees Payable...............................          (5)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts.............................................          (1)
  Other Liabilities.......................................        (278)    (35,826)
                                                            ----------  ----------
NET ASSETS (100%).....................................................  $1,112,196
                                                                        ----------
                                                                        ----------

NET ASSETS CONSIST OF:
Paid in Capital.......................................................  $1,412,812
Undistributed Net Investment Income...................................       1,423
Accumulated Net Realized Loss.........................................    (393,651)
Unrealized Appreciation on Investments and Foreign Currency
  Translations (Net of accrual for foreign taxes of $7 on unrealized
  appreciation of investments)........................................      91,612
                                                                        ----------
NET ASSETS............................................................  $1,112,196
                                                                        ----------
                                                                        ----------

CLASS A:
----------------------------------------------------------------------
NET ASSETS............................................................  $1,102,105
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 82,409,868 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).....................................      $13.37
                                                                        ----------
                                                                        ----------
CLASS B:
----------------------------------------------------------------------
NET ASSETS............................................................     $10,091
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 754,666 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).....................................      $13.37
                                                                        ----------
                                                                        ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                           NET
   CURRENCY                                 IN EXCHANGE                UNREALIZED
  TO DELIVER       VALUE     SETTLEMENT         FOR          VALUE     GAIN (LOSS)
     (000)         (000)        DATE           (000)         (000)        (000)
---------------   --------   -----------   --------------   --------   -----------
ISS         287   $     37     7/1/99      U.S.$       37   $     37   $       --
  MXP     4,671        496     7/1/99      U.S.$      496        496           --
  GBP         1          2     7/2/99      U.S.$        2          2           --
 ILS        945        231     7/2/99      U.S.$      231        231           --
 THB     26,970        731     7/2/99      U.S.$      730        730           (1)
                  --------                                  --------   -----------
                  $  1,497                                  $  1,496   $       (1)
                  --------                                  --------   -----------
                  --------                                  --------   -----------

--------------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Investments (totaling $72,833 or 6.5% of net assets at June 30, 1999) were valued at fair value - see Note A-1 to financial statements.
(e)   --  144A Security - certain conditions for public sale may exist.
(g)   --  The fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
ZAR   --  South African Rand
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1999.

--------------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                            VALUE      PERCENT OF
INDUSTRY                                    (000)      NET ASSETS
------------------------------------------------------------------
Capital Equipment......................  $   149,655         13.5%
Consumer Goods.........................      152,346         13.7
Energy.................................      103,637          9.3
Finance................................      198,670         17.9
Materials..............................      122,000         11.0
Multi-Industry.........................       24,732          2.2
Services...............................      358,203         32.2
                                         -----------          ---
                                         $ 1,109,243         99.8%
                                         -----------          ---
                                         -----------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Belgium                0.6%
Denmark                1.7%
Finland                3.1%
France                14.3%
Germany               11.2%
Ireland                1.4%
Italy                  5.3%
Netherlands            6.3%
Portugal               1.9%
Spain                  4.8%
Sweden                 5.8%
Switzerland           12.9%
United Kingdom        28.3%
Other                  2.4%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
---------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                                                AVERAGE
                                                   AVERAGE       ANNUAL
                                                    ANNUAL       SINCE
                              YTD      ONE YEAR   FIVE YEARS   INCEPTION
                          -----------  ---------  ----------  ------------
PORTFOLIO -- CLASS A....     - 1.21%     - 14.19%     11.69%       15.55%
PORTFOLIO -- CLASS B....     - 1.33      - 14.44        N/A        12.57
INDEX -- CLASS A........     - 2.41       - 0.84      19.20        18.02
INDEX -- CLASS B........     - 2.41       - 0.84        N/A        19.60

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Equity Portfolio is to seek long-term capital growth through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the six months ended June 30, 1999, the Portfolio had a total return of
 - 1.21% for the Class A shares and - 1.33% for the Class B shares compared to a total return of - 2.41% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of - 14.19% for the Class A shares and - 14.44% for the Class B shares compared to - 0.84% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 11.69% compared to 19.20% for the Index. For the period since inception on April 2, 1993 through June 30, 1999, the average annual total return of Class A shares was 15.55% compared to 18.02% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 12.57% compared to 19.60% for the Index.

The disappointing absolute returns stemmed from the fall in the value of the Euro versus the U.S. dollar over the period. The Portfolio's overweight commitment to mid- and small-cap stocks, which detracted from relative performance during the first quarter, contributed positively to second-quarter relative return, helping the Portfolio outpace the Index for the full period.

During much of the first quarter, investors continued to favor the largest, most liquid stocks in the

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)
European Index. Mega-cap outperformance was also influenced by a shift toward growth-oriented and financial sectors, which benefited from lower interest rates. Our value-driven investment discipline, however, limited purchases in this group as valuations rose sharply. This discipline paid dividends in the second quarter as the very largest companies halted their advance, partly as a result of their growth bias and their sensitivity to the 50-basis-point rise in European bond yields. In contrast, more attractively valued (and economically sensitive) mid- and small-cap European stocks made respectable gains. This shift benefited the Portfolio due to its mid-cap bias.

For some time, we have believed that the valuation of the mega-cap European Index stocks has been excessive and that the relative under-valuation of small-, mid- and large-cap stocks should be exploited. Now, however, the relative price weakness of selected mega-cap stocks represents an opportunity to raise exposure to the largest cap segment.

Acting on this opportunity, we have increased exposure to the key pharmaceutical and insurance industries (each representing about 10% of the MSCI Europe Index). While our underweight exposure to these sectors was advantageous during the second quarter, companies like Switzerland's Novartis and Roche, U.K.-based Prudential and French AXA were attractive additions to the Portfolio once their valuations had reached more reasonable levels. Our pharmaceuticals commitment has now reached an Index-neutral level while our insurance position is modestly underweight.

Overall, the Portfolio maintains a relatively defensive stance. Our cyclical weighting has decreased following profit taking in small- and mid-cap holdings. However, with the war in Kosovo over and the prospects for growth improving in Europe, we see no urgent reason to sell our strong-performing cyclical holdings. Valuation remains more attractive in the large-cap segment than in mega-cap stocks.

Margaret Naylor
PORTFOLIO MANAGER

Alastair Anderson
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (95.1%)
  BELGIUM (0.6%)
       9,700    Fortis (B).......................................  $     305
          55    GB INNO AFV......................................          2
       9,500    GB INNO BM.......................................        355
                                                                   ---------
                                                                         662
                                                                   ---------
  DENMARK (1.7%)
      13,400    Novo-Nordisk A/S, Class B........................      1,446
       6,750    Unidanmark A/S, Class A..........................        450
                                                                   ---------
                                                                       1,896
                                                                   ---------
  FINLAND (3.1%)
       9,720    KCI Konecranes International.....................        334
       4,795    Kone Oyj, Class B................................        599
     261,950    Merita Ltd., Class A.............................      1,490
      38,595    Sampo Insurance Co., plc, Class A................      1,120
                                                                   ---------
                                                                       3,543
                                                                   ---------
  FRANCE (14.3%)
       6,630    Alcatel Alsthom..................................        935
       5,780    Axa..............................................        706
   (a)69,350    CNP Assurances...................................      1,897
       7,050    Cie de Saint Gobain..............................      1,125
      48,000    Cie Generale des Establissements Michelin,
                  Class B (Registered)...........................      1,966
       7,700    Elf Aquitaine....................................      1,131
       4,135    Groupe Danone....................................      1,067
       9,730    Pernod Ricard....................................        653
      31,000    Rhone-Poulenc....................................      1,418
      33,710    Schneider........................................      1,895
       3,570    Suez Lyonnaise des Eaux..........................        645
   (a)20,720    Total, Class B...................................      2,677
                                                                   ---------
                                                                      16,115
                                                                   ---------
  GERMANY (8.7%)
       7,765    Adidas AG........................................        757
      31,420    BASF AG..........................................      1,382
      20,230    Bayerische Vereinsbank AG........................      1,289
      34,166    Bewag Aktiengesellschaft.........................        529
      30,308    Hoechst AG.......................................      1,367
       2,610    Mannesmann AG....................................        391
      13,540    Schering AG......................................      1,448
       5,500    Siemens AG.......................................        425
       1,869    Suedzucker AG....................................        724
      23,060    Volkswagen AG....................................      1,490
                                                                   ---------
                                                                       9,802
                                                                   ---------
  IRELAND (1.4%)
      93,373    Bank of Ireland..................................      1,571
                                                                   ---------
  ITALY (5.3%)
      67,235    Banca Popolare Di Bergamo S.p.A..................      1,479
      88,200    Marzotto (Gaetano) & Figli S.p.A.................        687


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
     164,500    Mediaset S.p.A...................................  $   1,464
     223,800    Telecom Italia S.p.A.............................      2,329
                                                                   ---------
                                                                       5,959
                                                                   ---------
  NETHERLANDS (6.3%)
      15,450    ABN Amro Holding N.V.............................        335
      48,150    Akzo Nobel N.V...................................      2,029
      12,750    Benckiser N.V., Class B..........................        681
      41,856    ING Groep N.V....................................      2,269
      18,200    Laurus N.V.......................................        423
      13,975    Philips Electronics N.V..........................      1,380
                                                                   ---------
                                                                       7,117
                                                                   ---------
  PORTUGAL (1.9%)
      26,800    Banco Commercial Portugues (Registered)..........        696
      78,450    Electricidade de Portugal........................      1,414
                                                                   ---------
                                                                       2,110
                                                                   ---------
  SPAIN (4.8%)
       9,310    Banco Popular Espanol S.A........................        670
   (a)61,600    Banco Santander S.A..............................        642
      51,650    Endesa...........................................      1,103
      75,000    Iberdrola........................................      1,144
   (a)38,768    Telefonica.......................................      1,870
                                                                   ---------
                                                                       5,429
                                                                   ---------
  SWEDEN (5.8%)
      42,850    Autoliv, Inc.....................................      1,310
      14,750    Ericsson LM, Class B.............................        475
      23,100    ForeningsSparbanken AB...........................        327
     232,200    Nordbanken Holding AB............................      1,363
      65,100    Svedala Intrustri AB.............................      1,176
     153,600    Svenska Handelsbanken, Class A...................      1,850
                                                                   ---------
                                                                       6,501
                                                                   ---------
  SWITZERLAND (12.9%)
       1,825    Cie Financiere Richemont AG, Class A.............      3,517
       1,445    Holderbank Financiere Glarus AG,
                  Class B (Bearer)...............................      1,709
       1,950    Nestle (Registered)..............................      3,520
       1,065    Novartis AG (Registered).........................      1,558
         105    Roche Holding AG (Registered)....................      1,081
         340    Schindler Holding AG (Registered)................        526
       3,350    Swisscom AG......................................      1,263
       4,660    UBS (Registered).................................      1,393
                                                                   ---------
                                                                      14,567
                                                                   ---------
  UNITED KINGDOM (28.3%)
     396,050    Aegis Group plc..................................        875
     161,100    Allied Domecq plc................................      1,555
     134,000    Allied Zurich plc................................      1,686
     228,018    BG plc...........................................      1,394
      66,900    BOC Group plc....................................      1,309
      92,610    Bank of Scotland.................................      1,227

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

     136,300    British Telecommunications plc...................  $   2,285
   (a)61,825    Burmah Castrol plc...............................      1,174
     110,500    Capital Radio plc................................      1,464
  (a)399,400    Centrica plc.....................................        939
     107,483    Diageo plc.......................................      1,123
      20,600    Glaxo Wellcome plc...............................        573
     156,180    Great Universal Stores plc.......................      1,732
     498,100    Halma plc........................................        833
     156,500    Imperial Tobacco Group plc.......................      1,708
      77,600    Lloyds TSB Group plc.............................      1,053
     169,800    Morgan Crucible Co...............................        718
      97,600    Prudential Corp. plc.............................      1,438
     212,998    Reckitt & Colman plc.............................      2,223
  (a)108,537    Royal & Sun Alliance Insurance Group plc.........        974
      99,100    Sainsbury (J) plc................................        625
     151,600    Scottish Southern Energy plc.....................      1,552
      55,900    Seton Scholl Healthcare plc......................        641
     128,300    Shell Transport & Trading Co.....................        963
      12,200    Smith & Nephew plc...............................         37
     209,300    Tesco plc........................................        539
     150,300    WPP Group plc....................................      1,272
                                                                   ---------
                                                                      31,912
                                                                   ---------
TOTAL COMMON STOCKS (Cost $99,322)...............................    107,184
                                                                   ---------
PREFERRED STOCKS (2.5%)
  GERMANY (2.5%)
      10,710    Fresenius AG.....................................      1,880
      12,760    Henkel KGaA-Vorzug...............................        893
                                                                   ---------
TOTAL PREFERRED STOCKS (Cost $2,809).............................      2,773
                                                                   ---------
TOTAL FOREIGN SECURITIES (97.6%) (Cost $102,131).................    109,957
                                                                   ---------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (2.5%)
  REPURCHASE AGREEMENT (2.5%)
$      2,753    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                  7/01/99, to be repurchased at $2,753,
                  collateralized by U.S. Treasury Bonds, 7.25%,
                  due 5/15/16, valued at $2,845
                  (Cost $2,753)..................................      2,753
                                                                   ---------


    FACE
   AMOUNT                                                            VALUE
   (000)                                                             (000)
----------------------------------------------------------------------------

FOREIGN CURRENCY (1.3%)
GBP       33    British Pound....................................  $      52
EUR       43    Euro.............................................         44
CHF    2,159    Swiss Franc......................................      1,391
                                                                   ---------
TOTAL FOREIGN CURRENCY (Cost $1,491).............................      1,487
                                                                   ---------
TOTAL INVESTMENTS (101.4%) (Cost $106,375).......................    114,197
                                                                   ---------

OTHER ASSETS (2.4%)
  Receivable for Investments Sold.....................  $    1,864
  Dividends Receivable................................         603
  Foreign Withholding Tax Reclaim Receivable..........         290
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts.........................................           1
  Other...............................................           8     2,766
                                                        ----------
LIABILITIES ( - 3.8%)
  Payable for Investments Purchased...................      (3,660)
  Payable for Portfolio Shares Redeemed...............        (265)
  Investment Advisory Fees Payable....................        (219)
  Custodian Fees Payable..............................         (78)
  Administrative Fees Payable.........................         (19)
  Directors' Fees and Expenses Payable................         (17)
  Distribution Fees Payable...........................          (2)
  Other Liabilities...................................         (28)   (4,288)
                                                        ----------  --------
NET ASSETS (100%).................................................  $112,675
                                                                    --------
                                                                    --------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $ 94,772
Undistributed Net Investment Income...............................     1,530
Accumulated Net Realized Gain.....................................     8,617
Unrealized Appreciation on Investments and Foreign Currency
  Translations....................................................     7,756
                                                                    --------
NET ASSETS........................................................  $112,675
                                                                    --------
                                                                    --------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $109,560
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,040,154 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $15.56
                                                                    --------
                                                                    --------
CLASS B
------------------------------------------------------------------
NET ASSETS........................................................    $3,115
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 200,641 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $15.53
                                                                    --------
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                               NET
 CURRENCY                           IN EXCHANGE             UNREALIZED
TO DELIVER   VALUE    SETTLEMENT        FOR       VALUE    GAIN (LOSS)
  (000)      (000)       DATE          (000)      (000)       (000)
----------   ------   -----------   -----------   ------   ------------
U.S.$  147   $ 147        7/1/99    SEK   1,241   $ 147    $        --
DKK  4,590     637        7/2/99    U.S.$   638     638              1
             ------                               ------         -----
             $ 784                                $ 785    $         1
             ------                               ------         -----
             ------                               ------         -----

------------------------------------------------------------

(a)   --  Non-income producing security
DKK   --  Danish Krone
SEK   --  Swedish Krona

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $   8,016          7.1%
Consumer Goods.........................     32,887         29.2
Energy.................................     14,020         12.4
Finance................................     26,230         23.3
Materials..............................     11,371         10.1
Services...............................     17,433         15.5
                                         ---------          ---
                                         $ 109,957         97.6%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Denmark                1.8%
Finland                2.4%
France                25.9%
Ireland                3.4%
Italy                  2.1%
Netherlands            2.0%
Norway                 1.7%
Spain                  6.7%
Sweden                11.9%
United Kingdom        38.3%
Other                  3.8%

PERFORMANCE COMPARED TO THE GPR GENERAL REAL ESTATE SECURITIES INDEX--EUROPE(1)
-------------------------------------------

                                              TOTAL RETURNS(2)
                                 ------------------------------------------
                                                           AVERAGE ANNUAL
                                    YTD       ONE YEAR    SINCE INCEPTION
                                 ----------  ----------  ------------------
PORTFOLIO -- CLASS A...........       2.90%     - 6.80%           1.53%
PORTFOLIO -- CLASS B...........       2.72      - 7.02            1.33
INDEX..........................       6.84      - 3.46            3.64

1. The GPR General Real Estate Securities Index - Europe is a European Market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

For the six months ended June 30, 1999, the Portfolio had a total return of 2.90% for the Class A shares and 2.72% for the Class B shares compared to 6.84% for the GPR General Real Estate Securities Index -- Europe (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of -6.80% for the Class A shares and -7.02% for the Class B shares compared to -3.46% for the Index. For the period since inception on October 1, 1997 through June 30, 1999, the Portfolio had an average annual total return of 1.53% for Class A shares and 1.33% for Class B shares compared to 3.64% for the Index.

The European listed property markets continued to rebound during the second quarter, delivering a positive performance each month in 1999. For six months ended June 30, 1999, the performance of the Index was 20.4% in Euro terms compared to a 10.3% MSCI Europe Index return. This first half return was the strongest January to June performance by the Index since the first half of 1993. The 3-month total return for Index was 9.9%, in Euro terms, compared to the MSCI number of 4.0% for the Europe Index. We believe this strong outperformance by real estate securities relative to broader equities confirms the existence of a rebound in the listed European real estate market.

Looking ahead, we expect to see a strong millennium finish. On the continent, we are looking for continued economic growth from France, Spain and Sweden in particular. The French and Spanish growth should be driven by rising consumer expenditures, the structural efficiencies of continued deregulation, and a weakened currency's favorable impact on exports. Sweden should benefit from strong foreign trade, focusing on their relationship with Euroland and Emerging Asia. We believe the economic growth in these markets will translate into stronger demand for property space over the near to medium term. At the same time, we believe the German and Italian economies will make progress, but will not see the same growth levels in the short-term. These two markets are further behind in their economic cycles, and will need time to work through excess inventory levels. Finally, in the U.K., we agree with the V-

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
shaped economic recovery scenario, and expect a sharp rebound in 2000, from 1999 estimated GDP growth levels of below 1.0%. Once the growth returns, we believe the demand for office and retail space will firm once more.

The United Kingdom continued to outperform the GPR European Property Shares Index through the first half of 1999, offering a six-month Euro return of 32.6% versus the Index return of 20.4%. During the second quarter, the UK returned 11.5% while the Index contributed 9.9%, and the FTSE 100 Index offered only 2.7%. Approximately 9.9% of the UK's six-month return, and 3.0% of the second quarter return is attributable to the rise of the Pound against the Euro. Second quarter share price appreciation was driven by above consensus NAV (net asset value) growth in the London West End office market, and out-of-town retail shopping centers, demonstrated by the March fiscal year-end company reports. The strong performance in these sectors was driven by better-than-expected rental growth, with a slight tightening of yields. However, as mentioned last quarter, this capital value growth took place in 1998, but was not recognized until 1999. Our estimates suggest that rental growth in 1999 will be limited to a few select property markets due to the impact on demand for space from the anticipated below 1% growth rate for the economy. Looking further out, we believe a V-shaped recovery will take effect in 2000, raising GDP growth estimates to the 3% range. At this time we should see the added demand putting pressure on rental levels once again. At the same time, the continuing debate over EMU entry lost momentum during the European Parliamentary elections. This setback could at a minimum delay the UK's joining the currency. While we expect the UK to eventually join EMU, we believe this uncertainty reduces the likelihood of a near-term interest rate convergence with Euroland, and threatens the anticipation of a significant lowering of yields in the direct property market. The quarter-end 25 basis point reduction by the Bank of England alone will not materially impact current yield levels. Within this environment, we are realizing some profits and slightly decreasing our overall underweight stance over the short-term. Our focus will remain on the out-of-town retail and West-end office sectors, as well as overweighting the UK Majors, the larger capitalized, liquid names.

In June, the French real estate securities market finally started to demonstrate signs of a recovery. While the market continued to underperform the European Index for the first half of 1999, 10.7% vs. 20.4% respectively in Euros, June saw a sharp appreciation of 8.8% leading to an outperforming quarter by 2.6%. We believe the increased activity in the property market brought investor's attention back into the listed real estate sector. What they found was a market rebounding. Hammerson, a UK company with limited French exposure, let their 17,700 square meter office development at 40 rue de Courcelles for FF3, 500/ square meter, 6% above the year-end quoted top rents. The French company Gecina acquired residential rival Sefimeg in a stock deal valued at approximately 1.0 billion Euro or a 15% discount to Sefimeg's restated NAV. The heavy discount was a result of Sefimeg's 60% shareholder, Francois Pinault, moving out of real estate to focus on his ensuing battle to control Gucci NV. The combined entity offers the highest market cap of the French real estate listed companies, and one of the largest residential portfolios in Europe. At the same time, Unibail completed a successful stock offering in May to finance their 893 million Euro purchase of the Vivendi portfolio. Business surveys suggest a strong second half in France and throughout Euroland. Economic estimates call for 3-4% growth in each of the third and fourth quarters of this year. While at the same time, controlled inflation is ensuring a neutral to easing mentality at the Central Bank. This anticipated growth, in a market at full occupancy, bodes well for further rental appreciation. Last quarter, we were cautious over the near term in France, but this caution is gradually turning to optimism. We are further overweighting our country exposure, but continuing to focus on the commercial names.

The Swedish public real estate market remains a mystery. The economy is charging forward with annual growth expectations of 2.9% for 1999 and 3.2% for 2000, some of the strongest in Europe. The result is that the direct property market remains hot. The analyst community is expecting a rental increase of 5-7% or better over the next 12 months. Occupancy rates are above long-term averages, and the few recently started new developments will not add to supply for at least 12 months. Thus, it is full steam ahead on the direct side, but what about the stocks? During the second quarter, the Swedish property shares underperformed the European Index by 4.7%, returning 5.2% in Euros. The property stocks

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
significantly underperformed the broader Swedish OMX Index return of, in Euro terms, 13.4%. The result is a collection of property companies continuing to trade at a discount to net asset value of 25-30%. However, the tide may be changing. Company managements are focusing on the strong discounts available in the public market, legislative restrictions over share buy-back programs should be lifted in January, and consolidation remains a likely outcome in a market with too many companies, and attractive valuations. In anticipation of this realization of value, we are maintaining our heavy overweight in Sweden.

Rounding off the remainder of the Nordic region, Norway remained one of the strongest performers in Europe, while Denmark and Finland both fell back. Norway outperformed the GPR Index by returning 14.1% in Euros, contrary to Denmark's dismal -12.9% and Finland's -3.0% numbers. The Norwegian market continued to capitalize on the recent rebound in oil prices, as brent crude rose 13.1% during the second quarter to close at $17.07/barrel. However, due to the size and liquidity of the market, along with the recent price appreciation, we are only maintaining our slightly overweight stance. In Denmark we our pulling back our position closer to a market level. We believe further upside exists as the economy begins to see the bridge with Malmo covering the Sea, but are not as optimistic about the specific companies available for investment. The one investable name holds a quality mixed residential/commercial portfolio, with an active refurbishment program, but does not offer the size or liquidity to warrant a stronger bet going forward. Finland continues to be a market where we see strong potential. Although limited in size, the Finnish economy is primed for above average growth in the years to come, and holds the protective umbrella of being a member of the single currency. As a result, we remain invested in this market.

The Netherlands returned to their position of underperformer during the second quarter, trailing the Index by 3.6%. The key factor to the share performance was the market's distaste for the two restructuring projects released during the period. The long-awaited Rodamco split fell short of investor hopes. The newly created entities will maintain a geographic focus, but the externally managed design deprives shareholders of management revenues to the benefit of Rodamco's founder, the Robeco group. The proposed restructuring of Uni-Invest--creating Dutch, Canadian and Australian holding companies offered to the public, but managed by the privately owned Uni-Invest International--creates similar conflicts of interest. The share price of each of these companies fell -2.4% and -7.5%, respectively, since the details of their proposals were released. We believe these declines in share prices were a clear statement by investors against externally managed structures. We have been underweight the Dutch market since our inception, and see no reason to change our stance on a market ignoring the interest of the minority shareholders.

In line with our expectations, the Belgian market is chugging along at a stable unexciting, underperforming pace. The market returned a mere -0.4% in the second quarter, trailing the Index by 10.3% in Euros. Although we believe there is potential for capital value growth in the Green Belt of Brussels, the EC dominated Leopold District does not provide a promising atmosphere. We continue to see stonger opportunities to the North, South and West, and remain underweight the country.

The Spanish market continued its movement in a downward manner, albeit at a slightly slower pace than the first quarter. The real estate stocks fell -7.6% during the second quarter, and have underperformed -17.5% year-to-date in Euros. However, we believe this creates an attractive buying opportunity rather than a deterioration of the underlying real estate fundamentals. Spain continues to offer some of the strongest GDP growth in Western Europe, with estimates approaching 4% in 2000. As a result of the strong GDP expectations, we also expect to see further declines in unemployment and increases in consumer spending boding well for the office and retail sectors. Both of these property sectors are already facing a shortage of supply resulting in upward pressure on rents. In order to capitalize on this buying opportunity, we are increasing our overweight in Spain, but focusing on the property owners rather than the residential builders.

The performance of the smaller southern listed real estate markets in Italy and Portugal were mixed. Italy, the strongest performer in Europe, returned 26.5%, outperforming by 16.6%, while Portugal offered only a 1.7% return. The Italian increase was due to market speculation over the sale of Immobiliare Metanopoli by its 90% shareholder Eni SpA. The large Italian oil and gas company has announced the beginning of an evaluation process to focus on their main activities,

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OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

and are examining the potential of selling their shares in the listed property company. The stock rose 50.0% during the second quarter, ending June at Euro 1.37, in anticipation of Eni selling the company at its current NAV level of Euro 1.50. We are currently overweight, but closely watching the price levels driven by speculation. The Portuguese market continues to look favorable from a top-down perspective, but the lack of bottom-up choices limits our exposure. We remain overweight in Portugal through our Sonae Imobiliaria holding, but are not willing to add fresh money to the mix at this time.

The closed end property companies in Germany, Switzerland and Austria each underperformed the European Index in the second quarter, Germany returned 5.6%, while Switzerland and Austria offered -2.0%, and 3.2% respectively, in Euros. We have continued to underweight these countries and their exposure to the open-end fund structure. Along with the inefficiencies caused by the structure, we fear the development plans in these markets are too aggressive for the space requirements in the near to medium term. We do not foresee adding to these positions anytime soon, but could invest with significant price deterioration.

Our only change to the property cycle chart is to move Denmark from stage II to stage III. We believe the new supply at hand, as well as an expected slow down in demand is pushing the market along the curve. We are also breaking down the UK and French markets by property types. Even though the sectors are currently equally aligned in these countries, we believe the property types follow their own independent property cycles.

Theodore R. Bigman
PORTFOLIO MANAGER

Daniel A. Policy
PORTFOLIO MANAGER

Jan Willem de Geus
PORTFOLIO MANAGER

July 1999

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                                       44
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (96.1%)
  DENMARK (1.7%)
        7,980    EjendomsSelskabet Norden A/S.....................  $    305
                                                                    --------
  FINLAND (2.4%)
       86,540    Sponda Oyj.......................................       438
                                                                    --------
  FRANCE (25.9%)
       11,328    Klepierre........................................     1,064
        3,710    Silic............................................       583
        5,700    Simco (RFD)......................................       483
        6,960    Societe Fonciere Lyonnaise.......................       992
       16,116    Sophia...........................................       632
        8,092    Unibail..........................................     1,037
                                                                    --------
                                                                       4,791
                                                                    --------
  IRELAND (3.4%)
 (a)1,598,790    Dunloe Ewart plc.................................       627
                                                                    --------
  ITALY (2.1%)
      275,050    Immobiliaria Metanopoli S.p.A....................       388
                                                                    --------
  NETHERLANDS (2.0%)
       14,800    Rodamco N.V......................................       371
                                                                    --------
  NORWAY (1.7%)
       46,120    Avantor ASA......................................       311
                                                                    --------
  SPAIN (6.7%)
       63,178    Prima Immobiliaria...............................       489
       76,630    Vallehermoso.....................................       743
                                                                    --------
                                                                       1,232
                                                                    --------
  SWEDEN (11.9%)
       77,000    Castellum AB.....................................       728
       86,400    Diligentia AB....................................       673
       28,760    Fastighets AB Tornet.............................       392
       61,610    Piren AB.........................................       411
                                                                    --------
                                                                       2,204
                                                                    --------
  UNITED KINGDOM (38.3%)
      172,000    British Land Co. plc.............................     1,439
      129,800    Buford Holdings plc..............................       238
      143,660    Capital Shopping Centers plc.....................       911
       21,885    Freeport Leisure plc.............................       193
      199,880    Great Portland Estates plc.......................       691
      112,360    Land Securities plc..............................     1,512
       77,050    MEPC plc.........................................       627
      176,714    NHP plc..........................................       471
       94,350    Slough Estates plc...............................       536
      296,250    Wates City Of London Properties plc..............       453
                                                                    --------
                                                                       7,071
                                                                    --------
TOTAL COMMON STOCKS (Cost $17,961)................................    17,738
                                                                    --------

   NO. OF                                                            VALUE
   RIGHTS                                                            (000)
----------------------------------------------------------------------------

RIGHTS (0.1%)
  DENMARK (0.1%)
     (a)8,080    EjendomsSelskabet Norden A/S (Cost $0)...........  $     19
                                                                    --------

   NO. OF
  WARRANTS
-------------

WARRANTS (0.0%)
  FRANCE (0.0%)
     (a)6,800    Societe Fonciere Lyonnaise (Cost $0).............         4
                                                                    --------
TOTAL FOREIGN SECURITIES (96.2%) (Cost $17,961)...................    17,761
                                                                    --------

    FACE
   AMOUNT
    (000)
-------------

SHORT-TERM INVESTMENT (2.2%)
  REPURCHASE AGREEMENT (2.2%)
$         405    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                   7/01/99, to be repurchased at $405,
                   collateralized by U.S. Treasury Bonds, 11.25%
                   due 2/15/15, valued at $424 (Cost $405)........       405
                                                                    --------
TOTAL INVESTMENTS (98.4%) (Cost $18,366)..........................    18,166
                                                                    --------

OTHER ASSETS (2.3%)
  Receivable for Investments Sold.....................  $      244
  Dividends Receivable................................         176
  Other...............................................           1       421
                                                        ----------
LIABILITIES (-0.7%)
  Bank Overdraft Payable..............................         (46)
  Custodian Fees Payable..............................         (25)
  Investment Advisory Fees Payable....................         (22)
  Administrative Fees Payable.........................          (5)
  Payable for Portfolio Shares Redeemed...............          (2)
  Directors' Fees & Expenses Payable..................          (1)
  Distribution Fees Payable...........................          (1)
  Other Liabilities...................................         (31)     (133)
                                                        ----------  --------
NET ASSETS (100%).................................................  $ 18,454
                                                                    --------
                                                                    --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $ 25,053
Undistributed Net Investment Loss.............................      (366)
Accumulated Net Realized Loss.................................    (6,018)
Unrealized Depreciation on Investment and Foreign Currency
  Translations................................................      (215)
                                                                --------
NET ASSETS....................................................  $ 18,454
                                                                --------
                                                                --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

                                       45
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STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     AMOUNT
                                                                     (000)
----------------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $16,372
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,665,515 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $9.83
                                                                --------
                                                                --------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $2,082
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 211,343 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $9.85
                                                                --------
                                                                --------

------------------------------------------------------------

(a)   --  Non-income producing security
RFD   --  Ranked for Dividend

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
---------------------------------------------------------------
Apartment..............................  $    954          5.2%
Diversified............................     9,271         50.2
Land...................................     3,517         19.0
Office & Industrial....................     2,505         13.6
Shopping Centers.......................     1,514          8.2
                                         --------          ---
                                         $ 17,761         96.2%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

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European Real Estate Portfolio

                                       46
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.8%
Belgium                1.1%
Canada                 2.3%
Denmark                0.5%
France                 8.4%
Germany                4.6%
Ireland                2.7%
Italy                  2.8%
Japan                  8.6%
Netherlands            4.2%
Portugal               0.7%
Spain                  3.7%
Sweden                 0.9%
Switzerland            8.6%
United Kingdom        11.2%
United States         32.6%
Other                  6.3%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
--------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                       ANNUAL FIVE  ANNUAL SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........       3.81%       4.32%       16.67%       18.33%
PORTFOLIO -- CLASS B.........       3.68        4.04          N/A        17.98
INDEX -- CLASS A.............       8.51       15.67        16.75        15.46
INDEX -- CLASS B.............       8.51       15.67          N/A        17.66

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the six months ended June 30, 1999, the Portfolio had a total return of 3.81% for the Class A shares and 3.68% for the Class B shares compared to 8.51% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 4.32% for the Class A shares and 4.04% for the Class B shares compared to 15.67% for the Index. For the five-year period ended June 30, 1999, the Portfolio had a total return of 16.67% for the Class A shares compared to 16.75% for the Index. For the period since inception on July 15, 1992 through June 30, 1999, the average annual total return of Class A shares was 18.33% compared to 15.46% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 17.98% compared to 17.66% for the Index.

After a difficult first quarter, the second quarter of 1999 was a rewarding one for value investors. The stronger than expected global growth that emerged over the quarter and led the Federal Reserve to raise interest rates by 25 basis points to 5%, changed the leadership of the global equity market. Mega cap growth stocks have dominated globally since the third quarter of 1998, especially in the U.S. However, Mega caps underperformed the Index when confronted with higher interest rates, some earnings disappointments and recognition of sublime valuation.

Pharmaceutical and technology stocks had been sought after for their rising top-line growth in a deflationary world. From early April, investor interest turned to companies with operating leverage to the economy. Low quality also outperformed in the second quarter, evidenced by the 18% return of "B" credit rated companies in the U.S. compared to a 5% return for "A+" rated companies. With the economy turning more positive, investors felt more comfortable exploiting the unprecedented valuation gap of small and mid caps relative to big index stocks.

The small and mid cap rally in the second quarter of 1999 has given us an opportunity to modestly reduce our large overweighting to the segment, although the continued valuation gap still warrants an

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

                                       47
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OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
overweighting. New ideas, however, have been concentrated in the large cap $5-$100 billion range although relative weakness of the mega cap segment so far in 1999 may provide opportunities in the coming months. Our underweight to mega cap remains our largest disagreement with the market. The average price-earnings (IBES one year forecast) for the group is 47. The average price/cash flow ratio in this group is 27 versus 15 for the Index and 10 for the Portfolio.

Our industry weights are little changed from the beginning of the year. Consumer defensive staples are heavily overweighted due to their cash generative franchises and current attractive free cash flow valuations. Pharmaceutical and technology are underweighted on valuation and franchise risk concerns. The Portfolio is roughly neutral-weight toward interest rate sensitive sectors (overweight insurance, underweight banks, and overweight utilities).

There has been little change to the geographic weights derived from our bottom up stock selection. The U.S. remains underweighted due to the still high valuation of the important mega cap stocks in that market. In the U.S., we have reduced, on strong outperformance, our cyclical exposure (Alcoa, Boise Cascade, Georgia Pacific) and technology exposure (Data General & GenRad). Rite-Aid, a drug retailer, and U.S. Bancorp were added in the U.S.

The Portfolio is slightly underweight in Japan. Over the period, our pharmaceutical exposure shifted following a switch out of Fujisawa (reached price target) into existing holding Daiichi Pharmaceutical. We also sold Matsushita and TDK while adding to positions in Nippon Telegraph & Telephone, Fuji Photo and Kao.

The Portfolio is overweight both Euro and Non-Euro bloc regions. Given the weakness of the Euro in the second quarter of 1999 (-4.3%), our Euroland exposure has benefited from a partial hedge of our overweighted position back to U.S. dollars. Valuation continues to be attractive relative to the U.S. and Japan. Two new ideas Pernod Ricard (spirits, France) and J. Sainsbury (supermarket, U.K.) were purchased in the quarter.

Frances Campion
PORTFOLIO MANAGER

Richard Boon
PORTFOLIO MANAGER

Paul Boyne
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Global Equity Portfolio

                                       48
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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (93.1%)
  AUSTRALIA (0.8%)
   635,300  CSR Ltd...........................................  $    1,810
                                                                ----------
  BELGIUM (1.1%)
    25,400  Delhaize-Le Lion..................................       2,165
    10,398  G.I.B. Holdings Ltd. .............................         388
                                                                ----------
                                                                     2,553
                                                                ----------
  CANADA (2.3%)
    89,840  BCT.Telus Communications Inc. ....................       2,158
    48,346  BCT.Telus Communications Inc. (A Shares)..........       1,143
    37,850  Potash Corp. of Saskatchewan, Inc. ...............       1,955
                                                                ----------
                                                                     5,256
                                                                ----------
  DENMARK (0.5%)
    23,750  Danisco A/S.......................................       1,072
                                                                ----------
  FRANCE (8.4%)
     5,342  Bongrain..........................................       2,019
    24,250  Cie Generale des Establissements Michelin, Class B
              (Registered)....................................         993
    27,566  Elf Aquitaine.....................................       4,050
    17,030  Groupe Danone.....................................       4,396
    25,810  Pernod Ricard.....................................       1,732
    69,800  Rhone-Poulenc, Class A............................       3,194
    55,450  Scor..............................................       2,754
                                                                ----------
                                                                    19,138
                                                                ----------
  GERMANY (4.0%)
    77,790  BASF AG...........................................       3,422
    42,120  Bayer AG..........................................       1,755
    63,100  VEBA AG...........................................       3,727
     5,420  Volkswagen AG.....................................         350
                                                                ----------
                                                                     9,254
                                                                ----------
  IRELAND (2.7%)
   233,407  Bank of Ireland...................................       3,928
   389,481  Green Property plc................................       2,151
                                                                ----------
                                                                     6,079
                                                                ----------
  ITALY (2.8%)
   305,000  Mediaset S.p.A. ..................................       2,714
   700,913  Telecom Italia S.p.A. (RNC).......................       3,807
                                                                ----------
                                                                     6,521
                                                                ----------
  JAPAN (8.6%)
   141,000  Daiichi Pharmaceutical Co., Ltd...................       2,191
    91,000  Fuji Photo Film Ltd. .............................       3,448
    13,000  Fujisawa Pharmaceutical Co., Ltd..................         212
   157,000  Hitachi Ltd.......................................       1,474
   180,000  Kao Corp. ........................................       5,063
   115,000  Nichido Fire & Marine Insurance Co., Ltd..........         593
       526  Nippon Telegraph & Telephone Corp.................       6,136


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     9,000  Pioneer Electric Corp.............................  $      175
    87,000  Sumitomo Marine & Fire Insurance Co., Ltd.........         526
                                                                ----------
                                                                    19,818
                                                                ----------
  NETHERLANDS (4.2%)
    94,112  ABN Amro Holding N.V..............................       2,041
    40,600  Benckiser N.V., Class B...........................       2,169
    55,672  ING Groep N.V.....................................       3,018
    23,644  Philips Electronics N.V...........................       2,335
                                                                ----------
                                                                     9,563
                                                                ----------
  PORTUGAL (0.7%)
    61,970  Cimpor SGPS.......................................       1,600
                                                                ----------
  SPAIN (3.7%)
   243,900  Iberdrola.........................................       3,719
 (a)96,346  Telefonica........................................       4,647
                                                                ----------
                                                                     8,366
                                                                ----------
  SWEDEN (0.9%)
   367,100  Nordbanken Holding AB.............................       2,154
                                                                ----------
  SWITZERLAND (8.6%)
     4,111  Cie Financiere Richemont AG, Class A..............       7,921
     2,500  Forbo Holding AG (Registered).....................         996
     2,392  Holderbank Financiere Glarus AG, Class B
              (Bearer)........................................       2,829
     3,720  Nestle (Registered)...............................       6,715
     3,010  Swisscom AG (Registered)..........................       1,135
                                                                ----------
                                                                    19,596
                                                                ----------
  UNITED KINGDOM (11.2%)
   315,100  Allied Domecq plc.................................       3,042
   436,671  BTR plc...........................................       2,068
   328,204  Blue Circle Industries plc........................       2,185
(a)110,791  Burmah Castrol plc................................       2,104
   226,600  Imperial Tobacco Group plc........................       2,474
   241,400  Matthews (Bernard) plc............................         503
(a,d)653,333 Pentos plc........................................         --
   402,216  Reckitt & Colman plc..............................       4,197
(a)346,797  Royal & Sun Alliance Insurance Group plc..........       3,113
   475,510  Sainsbury (J) plc.................................       3,000
   195,400  WPP Group plc.....................................       1,654
   186,200  Wolseley plc......................................       1,402
                                                                ----------
                                                                    25,742
                                                                ----------
  UNITED STATES (32.6%)
   126,492  Albertson's, Inc..................................       6,522
    18,400  Alcoa Inc. .......................................       1,138
(a)104,200  BJ's Wholesale Club, Inc..........................       3,133
    41,800  Boise Cascade Corp. ..............................       1,797
    41,650  Borg-Warner Automotive, Inc.......................       2,291
   134,250  COMSAT Corp.......................................       4,363
 (a)57,500  Cadiz, Inc........................................         543

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

 (a)22,000  Cadiz, Inc. (Restricted Shares)...................  $      208
    27,450  Chase Manhattan Bank..............................       2,378
(a)169,750  Data General Corp.................................       2,478
   118,400  Enhance Financial Services Group, Inc.............       2,338
    66,050  Finova Group, Inc.................................       3,476
(a)124,500  GenRad, Inc. .....................................       2,591
    23,600  Georgia Pacific Group.............................       1,118
    51,800  Goodrich (BF) Co..................................       2,201
   101,700  Houghton Mifflin Co. .............................       4,786
    23,350  IBP, Inc..........................................         555
 (a)83,000  InteliData Technologies Corp......................         208
    65,530  MBIA, Inc. .......................................       4,243
    91,400  Mellon Bank Corp. ................................       3,325
     6,900  NCR Corp. ........................................         337
 (a)66,100  Noble Drilling Corp. .............................       1,301
  (a)4,800  Penncorp Financial Group, Inc.....................           2
    41,200  Pharmacia & Upjohn, Inc. .........................       2,341
   210,950  Philip Morris Cos., Inc...........................       8,478
    40,600  Rite Aid Corp.....................................       1,000
     2,000  Sears Roebuck & Co. ..............................          89
    52,000  Tenneco, Inc......................................       1,241
    52,300  Terra Nova (Bermuda) Holdings Ltd., Class A.......       1,409
    88,900  Tupperware Corp. .................................       2,267
    32,300  U.S. Bancorp......................................       1,098
    38,400  UST Corp..........................................       1,162
   114,600  Unicom Corp.......................................       4,419
                                                                ----------
                                                                    74,836
                                                                ----------
TOTAL COMMON STOCKS (Cost $185,973)...........................     213,358
                                                                ----------
PREFERRED STOCKS (0.6%)
  GERMANY (0.6%)
    38,660  Volkswagen AG (Cost $1,125).......................       1,453
                                                                ----------
TOTAL FOREIGN & U.S. SECURITIES (93.7%)
  (Cost $187,098).............................................     214,811
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (5.6%)
  REPURCHASE AGREEMENT (5.6%)
$   12,812  Chase Securities, Inc. 4.55%, dated 6/30/99, due
              7/01/99, to be repurchased at $12,814,
              collateralized by U.S. Treasury Bonds, 7.25%,
              due 5/15/16, valued at $14,237
              (Cost $12,812)..................................      12,812
                                                                ----------
FOREIGN CURRENCY (0.3%)
 GBP   172  British Pound.....................................         271
   EUR   9  Euro..............................................           9


   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
JPY   41,015 Japanese Yen...................................... $      339
                                                                ----------
TOTAL FOREIGN CURRENCY (Cost $620)............................         619
                                                                ----------
TOTAL INVESTMENTS (99.6%) (Cost $200,530).....................     228,242
                                                                ----------

OTHER ASSETS (0.9%)
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts...........................................  $      696
  Dividends Receivable..................................         637
  Receivable for Investments Sold.......................         284
  Foreign Withholding Tax Reclaim Receivable............         282
  Receivable for Portfolio Shares Sold..................          45
  Interest Receivable...................................           2
  Other.................................................           5     1,951
                                                          ----------
LIABILITIES ( - 0.5%)
  Payable for Investments Purchased.....................        (455)
  Investment Advisory Fees Payable......................        (405)
  Custodian Fees Payable................................         (48)
  Payable for Shares Redeemed...........................         (29)
  Administrative Fees Payable...........................         (26)
  Distribution Fees Payable.............................         (12)
  Directors' Fees and Expenses Payable..................         (10)
  Other Liabilities.....................................         (35)   (1,020)
                                                          ----------  --------
NET ASSETS (100%)...................................................  $229,173
                                                                      --------
                                                                      --------

NET ASSETS CONSIST OF:
Paid in Capital......................................................  $184,019
Undistributed Net Investment Income..................................     1,954
Accumulated Net Realized Gain........................................    14,809
Unrealized Appreciation on Investments and Foreign Currency
  Translations.......................................................    28,391
                                                                       --------
NET ASSETS...........................................................  $229,173
                                                                       --------
                                                                       --------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $208,343
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,676,922 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).................................    $21.53
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................   $20,830
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 973,617 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $21.39
                                                                    --------
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

-----------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                          IN                      NET
 CURRENCY TO                           EXCHANGE                UNREALIZED
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE    GAIN (LOSS)
    (000)       (000)       DATE         (000)       (000)       (000)
-------------  --------  ----------  -------------  --------  ------------
U.S.$     147  $    147    7/1/99    GBP        93  $    147      $ --
JPY    47,589       394    7/2/99    U.S.$     394       394        --
EUR    14,000    14,572   10/12/99   U.S.$  15,268    15,268       696
               --------                             --------     -----
               $ 15,113                             $ 15,809      $696
               --------                             --------     -----
               --------                             --------     -----

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value -- See Note A-1 to financial statements.
RNC   --  Non-Convertible Savings Shares

-----------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  10,605          4.6%
Consumer Goods.........................     71,661         31.2
Energy.................................     18,020          7.9
Finance................................     40,250         17.6
Materials..............................     22,007          9.6
Multi-Industry.........................      3,310          1.4
Services...............................     48,958         21.4
                                         ---------          ---
                                         $ 214,811         93.7%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.4%
Belgium                0.2%
Canada                 2.7%
Denmark                1.7%
Finland                0.5%
France                12.1%
Germany                7.3%
Hong Kong              1.2%
Italy                  3.0%
Japan                 17.8%
Netherlands            4.4%
New Zealand            0.4%
Portugal               0.4%
Singapore              1.8%
Spain                  3.2%
Sweden                 2.7%
Switzerland            8.3%
United Kingdom        22.3%
Other                  7.6%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                         ANNUAL        ANNUAL
                                              ONE         FIVE         SINCE
                                  YTD         YEAR        YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........       6.80%       6.90%       14.61%       12.89%
PORTFOLIO -- CLASS B.........       6.64        6.67          N/A        16.34
INDEX -- CLASS A.............       3.97        7.62         8.21         5.59
INDEX -- CLASS B.............       3.97        7.62          N/A         8.88

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the six months ended June 30, 1999, the Portfolio had a total return of 6.80% for the Class A shares and 6.64% for the Class B shares compared to 3.97% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 6.90% for the Class A shares and 6.67% for the Class B shares compared to 7.62% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 14.61% compared to 8.21% for the Index. For the period since inception on August 4, 1989 through June 30, 1999, the average annual total return of Class A shares was 12.89% compared to 5.59% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 16.34% compared to 8.88% for the Index.

Over the course of the last six months, concerns have switched from fears of global deflation and recession to expectations of a resynchronization of global growth and reemergence of inflationary pressures. Consequently, U.S. bond yields have backed up to over 6% and there has been a sharp rally in cyclical stocks. How the U.S. equity markets have gone on to new highs in this environment is perplexing to say the least. What hasn't changed is the massive imbalance in the U.S. economy with consumers continuing to binge, drawing down their savings and fueling the burgeoning current account deficit. However, so long as the virtuous circle created by rising stock prices lasts, a state of perpetual motion appears to have been discovered.

We remain very cautious on the outlook for the U.S. economy and are carefully monitoring any exposure we have in the Portfolio to the U.S. capital expenditure cycle and to discretionary consumer expenditure such as autos and housing. We have therefore reduced our exposure to the likes of WPP, Invensys (formerly BTR Siebe) and Wolseley, all of which derive a significant portion of their revenue from the U.S. One area where we do remain comfortable is our cement exposure (Holderbank, Blue Circle) as the U.S. infrastructure spending

--------------------------------------------------------------------------------
International Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
program as well as a net short position in cement in the U.S. market should underpin favorable industry conditions even if residential construction falls.

Economists claimed surprise at the strength of Japan's first quarter gross domestic product numbers but surely the massive fiscal stimulus had to show up in the numbers at some point. The key question is whether the economy can sustain this fledgling recovery in the absence of further fiscal stimuli. With a rapidly deteriorating debt position, Japan doesn't have many more fiscal cards to play. Our contention remains that if Japan is serious about supply side reform, capital expenditure will continue to fall, unemployment will continue to rise and hence consumer confidence will remain fragile. While the first quarter gross domestic product numbers have raised expectations, all the anecdotal evidence suggests these hopes may be dashed in the latter part of the year. However, regardless of whether our view on the economy is right or wrong, with the Nikkei at 18,000 the risk/reward trade off is entirely different from the one faced when the Nikkei was at 14,000. The market is already discounting a sharp recovery in corporate profits and return on equity. We have turned net sellers of Japan.

Partly due to our view on Japan, we remain skeptical about the global reflation story and hence see the rotation into cyclicals as somewhat of a head fake. Even if you disagree with this view, the fact is that they are now faced with an entirely different risk/ reward proposition than the one that they faced at the beginning of the year. With many cyclicals having doubled in the last six months the market is already discounting a healthy and sustainable recovery in commodity prices leaving little room for disappointment. The odds no longer look good and we are profit-takers.

One sector where the risk/reward trade-off has actually improved over the last six months is the pharmaceutical sector which has underperformed significantly as these long duration stocks are particularly vulnerable to rising bond yields. Pharmaceuticals have been largely off limits for value investors over the past two years, but the relative under performance is now throwing up some potentially interesting value situations, such as AstraZeneca and Novartis, which we are examining closely. We have also added Schering and Novo Nordisk to our collection of pharmaceutical hybrids.

Dominic Caldecott
PORTFOLIO MANAGER

Peter Wright
PORTFOLIO MANAGER

William Lock
PORTFOLIO MANAGER

Kate Cornish-Bowden
PORTFOLIO MANAGER

Walter Riddell
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------

COMMON STOCKS (91.5%)
  AUSTRALIA (2.4%)
     1,584,150    Brambles Industries Ltd..........................  $    41,575
     7,456,200    Fosters Brewing Group Ltd........................       20,935
     5,578,750    Westpac Banking Corp.............................       36,050
                                                                     -----------
                                                                          98,560
                                                                     -----------
  BELGIUM (0.2%)
       238,050    G.I.B. Holdings Ltd..............................        8,886
                                                                     -----------
  CANADA (2.7%)
     1,253,279    BCT.Telus Communications Inc.....................       30,097
       470,759    BCT.Telus Communications Inc. (A Shares).........       11,130
       576,580    Potash Corp. of Saskatchewan, Inc................       29,785
  (a)2,973,600    Renaissance Energy Ltd...........................       39,941
                                                                     -----------
                                                                         110,953
                                                                     -----------
  DENMARK (1.7%)
       404,192    Danisco A/S......................................       18,242
       214,200    Den Danske Bank..................................       23,201
        62,500    Novo-Nordisk A/S, Class B........................        6,743
       307,008    Unidanmark A/S, plc, Class A (Registered)........       20,464
                                                                     -----------
                                                                          68,650
                                                                     -----------
  FINLAND (0.5%)
       370,200    Huhtamaki Oyj, Series 1..........................       13,493
     1,318,967    Merita Ltd., plc, Class A........................        7,504
                                                                     -----------
                                                                          20,997
                                                                     -----------
  FRANCE (12.1%)
       374,160    Alcatel Alsthom..................................       52,735
       791,870    Assurances Generales de France (Bearer)..........       38,184
       247,500    Banque Nationale de Paris........................       20,649
        14,884    Bongrain.........................................        5,625
    (c)236,182    Cie de Saint Gobain..............................       37,678
       530,700    Elf Aquitaine....................................       77,976
       424,115    France Telecom...................................       32,078
       326,861    Groupe Danone....................................       84,375
     1,767,470    Rhone-Poulenc, Class A...........................       80,865
       316,054    Schneider........................................       17,769
    (a)356,000    Total, Class B...................................       45,985
                                                                     -----------
                                                                         493,919
                                                                     -----------
  GERMANY (6.4%)
     1,140,700    BASF AG..........................................       50,175
    (c)981,200    Bayer AG.........................................       40,880
     1,649,168    RWE AG...........................................       76,458
       486,800    Schering AG......................................       52,074
        89,400    Viag AG..........................................       41,539
                                                                     -----------
                                                                         261,126
                                                                     -----------


                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
  HONG KONG (1.2%)
     1,715,000    Hong Kong Electric Holdings Ltd..................  $     5,526
 (c)14,865,155    Hong Kong Land Holdings Ltd......................       24,082
     2,770,600    Swire Pacific Ltd., Class A......................       13,713
     6,002,500    Swire Pacific Ltd., Class B......................        4,488
                                                                     -----------
                                                                          47,809
                                                                     -----------
  ITALY (3.0%)
  (c)4,072,400    Mediaset S.p.A...................................       36,246
    15,459,887    Telecom Italia S.p.A. (RNC)......................       83,966
                                                                     -----------
                                                                         120,212
                                                                     -----------
  JAPAN (17.8%)
     3,640,000    Aisin Seiki Co., Ltd.............................       38,457
       579,700    Aoyama Trading Co., Ltd..........................       18,321
       806,000    Canon, Inc.......................................       23,206
       325,000    Chudenko Corp....................................        5,942
     1,844,000    Daibiru Corp.....................................       13,578
       978,000    Daiichi Pharmaceutical Co., Ltd..................       15,196
     1,001,000    Eisai Co., Ltd...................................       19,752
     1,656,000    Fuji Photo Film Ltd..............................       62,749
       118,000    Fujisawa Pharmaceutical Co., Ltd.................        1,923
  (c)2,489,000    Fujitsu Ltd......................................       50,142
     3,112,000    Hitachi Ltd......................................       29,222
         4,939    Japan Tobacco, Inc...............................       54,755
     2,922,000    Kao Corp.........................................       82,194
     3,823,000    Nichido Fire & Marine Insurance Co., Ltd.........       19,705
         8,972    Nippon Telegraph & Telephone Corp................      104,662
       514,000    Ono Pharmaceutical Co., Ltd......................       17,861
       656,000    Pioneer Electric Corp............................       12,781
       126,000    Sankyo Co., Ltd..................................        3,179
     2,727,000    Shionogi & Co., Ltd..............................       21,591
     4,829,000    Sumitomo Marine & Fire Insurance Co., Ltd........       29,165
       330,500    Takefuji Corp....................................       34,207
     3,455,000    Toppan Printing Co., Ltd.........................       38,618
       282,000    Toyo Seikan Kaisha Ltd...........................        6,346
       609,000    Yamanouchi Pharmaceutical Co.....................       23,328
                                                                     -----------
                                                                         726,880
                                                                     -----------
  NETHERLANDS (4.4%)
     1,074,100    Akzo Nobel N.V...................................       45,250
       485,258    Buhrmann N.V.....................................        7,841
       387,500    CSM N.V..........................................       19,385
       826,060    Hollandsche Beton Groep N.V......................       10,577
       733,739    ING Groep N.V....................................       39,775
       556,328    Philips Electronics N.V..........................       54,945
                                                                     -----------
                                                                         177,773
                                                                     -----------
  NEW ZEALAND (0.4%)
     7,515,900    Lion Nathan Ltd..................................       18,008
    (a)392,500    Smith City Group Ltd.............................           --
                                                                     -----------
                                                                          18,008
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
  PORTUGAL (0.4%)
       652,510    Cimpor SGPS......................................  $    16,844
                                                                     -----------
  SINGAPORE (1.8%)
    17,707,337    Jardine Strategic Holdings, Inc..................       46,039
     3,892,000    United Overseas Bank Ltd. (Foreign)..............       27,207
                                                                     -----------
                                                                          73,246
                                                                     -----------
  SPAIN (3.2%)
  (c)5,771,900    Iberdrola........................................       88,025
    (a)879,483    Telefonica.......................................       42,418
                                                                     -----------
                                                                         130,443
                                                                     -----------
  SWEDEN (2.7%)
     2,545,550    ForeningsSparbanken AB...........................       36,069
     5,388,900    Nordbanken Holding AB............................       31,625
     1,659,400    Svenska Cellulosa AB, Class B....................       43,106
                                                                     -----------
                                                                         110,800
                                                                     -----------
  SWITZERLAND (8.3%)
        47,177    Cie Financiere Richemont AG, Class A.............       90,906
        25,820    Forbo Holding AG (Registered)....................       10,284
     (c)36,901    Holderbank Financiere Glarus AG, Class B
                    (Bearer).......................................       43,638
        48,145    Nestle (Registered)..............................       86,907
        11,754    Schindler Holding AG (Participating
                    Certificates)..................................       18,028
        11,600    Sulzer AG (Registered)...........................        7,065
       112,470    Swisscom AG (Registered).........................       42,402
       126,815    Union Bank of Switzerland AG (Registered)........       37,921
                                                                     -----------
                                                                         337,151
                                                                     -----------
  UNITED KINGDOM (22.3%)
       111,600    Aggreko plc......................................          400
     4,716,800    Allied Domecq plc................................       45,536
     3,115,769    Allied Zurich plc................................       39,197
     7,380,600    BG plc...........................................       45,115
    12,242,200    Billiton plc.....................................       42,727
     6,441,629    Blue Circle Industries plc.......................       42,881
     2,936,600    British Telecommunications plc...................       49,242
    10,223,077    BTR plc..........................................       48,420
     8,672,200    Bunzl plc........................................       43,229
     2,751,025    Burmah Castrol plc...............................       52,249
     6,217,500    Christian Salvesen plc...........................       12,358
     2,333,100    Commercial Union plc.............................       33,731


                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
     3,068,200    Great Universal Stores plc.......................  $    34,025
     3,615,471    Imperial Tobacco Group plc.......................       39,467
     5,026,451    John Mowlem & Co. plc............................       10,843
     1,804,968    National Westminster Bank plc....................       38,296
     4,763,600    Premier Farnell plc..............................       17,884
     2,669,300    Racal Electronic plc.............................       16,316
     6,052,576    Reckitt & Colman plc.............................       63,158
     2,824,500    RMC Group plc....................................       45,513
     3,705,360    Royal & Sun Alliance Insurance Group plc.........       33,258
     6,354,200    Sainsbury (J) plc................................       40,094
     2,294,514    Scottish Hydro-Electric plc......................       23,491
     2,651,902    Tate & Lyle plc..................................       16,628
     3,268,400    Wolseley plc.....................................       24,619
     6,235,976    WPP Group plc....................................       52,776
                                                                     -----------
                                                                         911,453
                                                                     -----------
TOTAL COMMON STOCKS (Cost $3,016,393)..............................    3,733,710
                                                                     -----------
PREFERRED STOCKS (0.9%)
  GERMANY (0.9%)
     1,023,400    Volkswagen AG (Cost $22,201).....................       38,464
                                                                     -----------
TOTAL FOREIGN SECURITIES (92.4%) (Cost $3,038,594).................    3,772,174
                                                                     -----------

     FACE
    AMOUNT
    (000)
--------------

SHORT-TERM INVESTMENT (3.7%)
  REPURCHASE AGREEMENT (3.7%)
$      151,302    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                    7/01/99, to be repurchased at $151,321,
                    collateralized by Federal National Mortgage
                    Association, 5.25%, due 1/15/09, valued at
                    $156,638 (Cost $151,302).......................      151,302
                                                                     -----------

FOREIGN CURRENCY (4.8%)
GBP     28,133    British Pound....................................       44,378
CAD        870    Canadian Dollar..................................          590
EUR    130,292    Euro.............................................      134,532
HKD          3    Hong Kong Dollar.................................            1
JPY  1,921,373    Japanese Yen.....................................       15,896
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $199,327).............................      195,397
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
                                                                        (000)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.9%) (Cost $3,389,223).......................  $ 4,118,873
                                                                     -----------

OTHER ASSETS (4.7%)
Cash.....................................................  $    8,840
Securities at Value, Held as Collateral for Securities
  Lending................................................     154,731
Receivable for Investments Sold..........................      13,235
Dividends Receivable.....................................      10,023
Foreign Withholding Tax Reclaim Receivable...............       3,880
Receivable for Portfolio Shares Sold.....................       3,394
Interest Receivable......................................         249
Other....................................................         130     194,482
                                                           ----------
LIABILITIES ( - 5.6%)
Collateral on Securities Loaned..........................    (154,731)
Payable for Investments Purchased........................     (42,394)
Net Unrealized Loss on Foreign Currency Exchange
  Contracts..............................................     (12,600)
Payable for Portfolio Shares Redeemed....................     (11,552)
Investment Advisory Fees Payable.........................      (7,789)
Administrative Fees Payable..............................        (511)
Custodian Fees Payable...................................        (510)
Directors' Fees & Expenses Payable.......................        (209)
Distribution Fees Payable................................         (15)
Other Liabilities........................................        (305)   (230,616)
                                                           ----------  ----------
NET ASSETS (100%)....................................................  $4,082,739
                                                                       ----------
                                                                       ----------
NET ASSETS CONSIST OF:
Paid in Capital......................................................  $3,152,617
Undistributed Net Investment Income..................................      29,371
Accumulated Net Realized Gain........................................     184,184
Unrealized Appreciation on Investments and Foreign Currency
  Translations.......................................................     716,567
                                                                       ----------
NET ASSETS...........................................................  $4,082,739
                                                                       ----------
                                                                       ----------

CLASS A:
-----------------------------------------------------------------------
NET ASSETS.............................................................  $4,055,760
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 208,112,748 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................      $19.49
                                                                         ----------
                                                                         ----------
CLASS B:
-----------------------------------------------------------------------
NET ASSETS.............................................................     $26,979
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,388,248 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................      $19.43
                                                                         ----------
                                                                         ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                           NET
   CURRENCY                                 IN EXCHANGE                 UNREALIZED
  TO DELIVER        VALUE     SETTLEMENT        FOR          VALUE     GAIN (LOSS)
     (000)          (000)        DATE          (000)         (000)        (000)
---------------   ---------   -----------   ------------   ---------   ------------
U.S.$       413   $     413       7/1/99    SGD      705   $     413   $        --
U.S.$       928         928       7/2/99    HKD    7,196         928            --
JPY  11,000,000      92,478     10/13/99    U.S.$ 92,771      92,771           293
GBP      83,000     131,173     11/30/99    U.S.$137,988     137,988         6,815
U.S.$   137,988     137,988     11/30/99    EUR  116,520     121,755       (16,233)
U.S.$    77,778      77,778      1/21/00    EUR   68,702      72,079        (5,699)
JPY   8,850,000      75,554      1/21/00    U.S.$ 77,778      77,778         2,224
                  ---------                                ---------   ------------
                  $ 516,312                                $ 503,712   $   (12,600)
                  ---------                                ---------   ------------
                  ---------                                ---------   ------------

------------------------------------------------------------

(a)   --  Non-income producing security
(c) -- All or a portion of security on loan at June 30, 1999 - See Note A-10 to financial statements.
HKD   --  Hong Kong Dollar
RNC   --  Non-Convertible Savings Shares
SGD   --  Singapore Dollar

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                            VALUE        PERCENT OF
INDUSTRY                                    (000)        NET ASSETS
---------------------------------------------------------------------
Capital Equipment......................      244,823             6.0%
Consumer Goods.........................    1,041,887            25.5
Energy.................................      454,767            11.1
Finance................................      583,866            14.3
Materials..............................      522,955            12.8
Multi-Industry.........................      103,672             2.6
Services...............................      820,204            20.1
                                         -----------             ---
                                         $ 3,772,174            92.4%
                                         -----------             ---
                                         -----------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.5%
Belgium                0.3%
Denmark                1.3%
Finland                1.9%
France                 9.6%
Germany                7.4%
Hong Kong              2.5%
Ireland                0.9%
Italy                  3.4%
Japan                 24.8%
Netherlands            3.7%
New Zealand            0.1%
Portugal               1.1%
Singapore              1.7%
Spain                  2.8%
Sweden                 3.7%
Switzerland            8.0%
United Kingdom        18.3%
Other                  6.0%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------

                                                 TOTAL RETURNS(2)
                                        -----------------------------------
                                                                 AVERAGE
                                                                  ANNUAL
                                                                  SINCE
                                           YTD      ONE YEAR    INCEPTION
                                        ----------  ---------  ------------
PORTFOLIO -- CLASS A..................       6.05%     - 3.57%       8.63%
PORTFOLIO -- CLASS B..................       5.89      - 3.85        8.33
INDEX.................................       3.97        7.62        9.56

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the six months ended June 30, 1999, the Portfolio had a total return of 6.05% for the Class A shares and 5.89% for the Class B shares compared to 3.97% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of -3.57% for the Class A shares and -3.85% for the Class B shares compared to 7.62% for the Index. For the period since inception on March 15, 1996 through June 30, 1999, the average annual total return of Class A shares was 8.63% and 8.33% for Class B shares compared to 9.56% for the Index.

For the six month period ended June 30, 1999 the Portfolio enjoyed strong performance compared to the Index. The outperformance is attributable to both regional allocation and strong stock selection within Europe and Japan. Global economic healing and numerous interest rate cuts helped to boost most international developed markets. The first half of 1999 stood in stark contrast to 1998: Once powerful Europe languished, while Japan and Asia both posted substantial gains after lackluster performance in the previous year.

Regionally, Europe saw the most variance in performance and the weakest returns as the MSCI Europe Index returned 8.1% in local currency terms (-2.4% in U.S. dollar terms). The less-than-dramatic European recovery coupled with unexpected Euro weakness contributed to European market difficulties. Despite larger than expected interest rate easing by the European Central Bank in April 1999, EMU markets were not able to attain the kinds of results seen in other developed markets, plagued by lower earnings expectations, continued high unemployment and the crisis in Kosovo. During the first half of 1999, specifically in the second quarter, European value-oriented stocks were able to regain some of the ground lost to growth stocks during 1998 as European

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
cyclical and defensive industries outperformed their growth counterparts in anticipation of stronger second half growth.

After a difficult 1998, the Japanese market gained surprising momentum, with MSCI Japan finishing the first half up 29.5% in local currency terms (+20.7% in U.S. dollar terms). The Japanese market was buoyed by optimism about the restructuring successes seen thus far. The market was pushed higher as investors gained more confidence in the restructuring efforts being implemented by authorities and business leaders. With over 143 restructuring announcements made in the first five months of the year, the restructuring story is really starting to take shape. Corporations are reducing capacity, unwinding cross-shareholding positions, consolidating business units and paying down debt. Although these efforts are just the beginning of what will be needed to revive the economy, they are clear signs to investors that government and corporate Japan is willing to take the bitter but necessary medicine.

Outside of Japan, Asian markets saw spectacular returns as investors regained confidence in the markets in response to falling interest rates, stabilizing exchange rates and more plentiful liquidity. Lower interest rates have eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed income to equity investments. Additionally, Asian markets were helped by strong performance in Japan, a major trading partner, as well as a surge in commodity and oil prices toward the end of the second quarter. The MSCI Pacific ex-Japan Index appreciated 22.1% in local currency terms (+26.0% in U.S. dollar terms) during the first half of 1999.

The Portfolio began the year underweight versus the Index in all regions (Europe 71% vs. 73%, Japan 19% vs. 21%, Asia 4% vs. 6%), with the residual maintained in cash. During the first quarter of 1999, we increased our allocation to Japan from underweight to neutral, and again in the second quarter from neutral to overweight, while decreasing exposure to Europe. During the second quarter, we also increased exposure to the Asia ex-Japan region.

Stock selection within Europe proved to be a strong contributor to overall results, as value stocks regained favor during the second quarter and outperformed their growth counterparts. Specifically, the portfolio was overweight in outperforming industries such as industrial cyclicals, machinery & engineering, and consumer staples, while underweighting underperforming industries such as banking and pharmaceuticals. The overweight to chemicals was a strong positive as BOC (+39%, U.K. industrial gases) was bid for jointly by France's Air Liquide and Air Products of the U.S. Germany's BASF (+24%), which had been at an unfair discount to its peers, rose on improved sentiment for economic sensitive shares, while Akzo Nobel (+15%) and mid-cap Burmah Castrol (+19%, U.K. lubricants) added to relative performance. The Portfolio's overweighting and good stock selection in consumer defensive staples (beverages & tobacco and household products) was a key contributor to relative performance in the second quarter of 1999. In particular, Richemont (+16%) continued to perform well following progress on the combination of Rothmans International and BAT as well as improved trading conditions in Asia, important to Richemont's luxury brands, Cartier & Dunhill. Shares of Allied Domecq appreciated (+29%) following its decision to de-merge its Pubs business, a key catalyst we had identified as potentially value enhancing. The Portfolio's underweighting to pharmaceuticals was a strong positive as the industry was the worst European performer in the second quarter. Underweights to insurance and banking, other laggard interest-rate sensitive industries were also positive.

Beginning in the first quarter and progressing into the start of the second, we made some adjustments to the European portion of the Portfolio. We were able to take advantage of the second quarter rally enjoyed by small cap names and sold off some of our less liquid holdings. Although we reduced our exposure to small caps, we still maintained an overweight versus the Index which contributed to performance as small and mid-caps enjoyed standout returns, outperforming large and mega-cap stocks. Additionally, this strategy has served the Portfolio well as our remaining small cap holdings (Capital Radio +20%, Morgan Crucible +25%, Kone +19%) have outperformed their small cap peers within the MSCI EAFE Index during the second quarter.

Japanese stock selection significantly contributed to performance during the second quarter, as we maintained our strategy of overweighting blue-chip, global franchise export oriented names. Particular strength was seen among the recreation & other

--------------------------------------------------------------------------------
International Magnum Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
consumer goods and machinery & engineering industries. These industries are comprised of blue-chip exporters which benefited from the Yen's weakness as well as a pick-up in demand from Asia. Specific companies enjoying particularly strong performance included Sony, Nintendo, Hitachi, and Fujitsu.

Detracting from overall performance was the Portfolio's underweight in European telecommunications (relative outperformer), an overweight to European food & household products (relative underperformer), and an underweight in Japanese banks (relative outperformer).

OUTLOOK

At the end of the second quarter markets were holding their breath in anticipation of the expected rate hike by the U.S. Fed. As of this writing, the Fed raised rates by 25 basis points and assumed a "neutral bias". Although this modest rate hike is supportive of growth abroad and has not derailed the global economic healing seen so far this year, an indication of inflationary pressures in the U.S. could compel the Fed to raise rates again during the second half of 1999 which may have a negative impact on international growth. We expect Japan to outperform other developed markets in the medium-to long-term as authorities and business leaders remain committed to reforms. The Fed's neutral bias coupled with the Bank of Japan's current policy of "0" short-term interest rates, will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. While we are increasingly bullish on the prospects for Japan, we intend to keep our highly selective stock and sector weightings. In particular, Sony, Fujitsu, Mitsumi and TDK have reached all-time highs and NTT, the largest capitalized company in Japan, has broken out from a 10-year trading range.

The nascent economic recovery in Europe is proceeding at a frustratingly slow pace, although the prospects for the second half of 1999 seem to be improving. As the Euro continues its weakening trend, European exporters should benefit both from this weakness as well as from a pick-up in demand from strengthening Asian economies. European equity returns have lagged the U.S. and Asia in the first half of the year in both local currency and in U.S. dollars. Domestic demand remains strong due to the lagged effects of monetary easing and more a relaxed stance of fiscal policy. This coupled with the recent stronger-than-expected factory orders in Italy and Germany could signal further recovery in the Euro economy. German recovery should be further aided by government's fiscal initiatives such as German Finance Minister Hans Eichel's plans to reduce corporate tax rates to a flat 25%. Encouragingly, Europe's predominantly center-left governments appear to realize the need to tackle structural problems, as evidenced by the statement released following the Cologne summit of 15 European Union heads of state. "Achieving higher employment...depends...on well-functioning labor markets and on efficient, competitive markets for goods, services and capital...We consider structural reform of labor, product and capital markets to be essential." These current reform proposals will be key to improving long-term growth and investment prospects, and should make Europe a more attractive place to invest.

Asian markets have been driven by low interest rates and high liquidity, as well as rising commodity prices. In the region as a whole, improving consumer and business confidence is evident, and if these markets continue to employ restructuring policies, maintain stabilizing current account deficits and improving balance sheets their recoveries should continue. We will monitor Asia carefully in the coming months for signs of continued progress in restructuring the region's banking and corporate sectors. The concern remains, however, that governments and business may not be as willing to inflict the kinds of stringent policies necessary for reform in light of recent economic and market strength. Should the U.S. Fed continue to tighten monetary policy over the course of the year, this would most likely prove disastrous, especially for Hong Kong growth prospects, as the Hong Kong dollar and interest rates are pegged to those of the U.S. Since the recent market run-ups have caused valuations to become extended, any growth-hindering policies could have significant adverse effects on Asia. Such circumstances could lead us to reduce the Portfolio's exposure to the region.

Francine J. Bovich
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (92.0%)
  AUSTRALIA (2.5%)
       14,700    AMP Ltd..........................................  $     160
        7,250    Brambles Industries Ltd..........................        190
       34,950    Broken Hill Proprietary Co., Ltd.................        403
       73,000    Cable & Wireless Optus Ltd.......................        166
       33,650    Colonial Ltd.....................................        119
       98,500    Fosters Brewing Group Ltd........................        277
       22,010    Lend Lease Corp., Ltd............................        301
       45,680    National Australia Bank Ltd......................        753
       70,000    News Corp., Ltd..................................        595
      145,000    Normandy Mining Ltd..............................         96
      118,100    Oil Search Ltd...................................        175
       64,700    Qantas Airways Ltd...............................        213
       39,600    Rio Tinto Ltd....................................        647
      132,300    Telstra Corp., Ltd...............................        755
       84,850    Westpac Banking Corp.............................        548
       81,200    WMC Ltd..........................................        347
                                                                    ---------
                                                                        5,745
                                                                    ---------
  BELGIUM (0.3%)
       12,250    Fortis (B).......................................        385
        6,975    G.I.B. Holdings Ltd..............................        261
                                                                    ---------
                                                                          646
                                                                    ---------
  DENMARK (1.3%)
       16,890    Novo-Nordisk A/S, Class B........................      1,823
       16,010    Unidanmark A/S, plc, Class A (Registered)........      1,067
                                                                    ---------
                                                                        2,890
                                                                    ---------
  FINLAND (1.9%)
       29,413    KCI Konecranes International.....................      1,012
        6,485    Kone Oyj, Class B................................        810
      289,910    Merita Ltd., Class A.............................      1,649
       30,400    Sampo Insurance Co., plc, Class A................        882
                                                                    ---------
                                                                        4,353
                                                                    ---------
  FRANCE (9.6%)
        8,430    Alcatel Alsthom..................................      1,188
        7,230    Axa..............................................        883
       10,400    Banque Nationale de Paris........................        870
    (a)82,750    CNP Assurances...................................      2,263
       10,211    Cie de Saint Gobain..............................      1,629
       41,582    Cie Generale des Establissements Michelin, Class
                   B..............................................      1,703
        9,860    Elf Aquitaine....................................      1,449
        5,312    Groupe Danone....................................      1,371
       27,890    Pernod Ricard....................................      1,872
       39,250    Rhone-Poulenc, Class A...........................      1,796
       37,690    Schneider........................................      2,119
        4,200    Suez Lyonnaise des Eaux..........................        759
    (a)30,450    Total, Class B...................................      3,933
                                                                    ---------
                                                                       21,835
                                                                    ---------
  GERMANY (5.4%)
       11,940    Adidas AG........................................      1,164
       40,350    BASF AG..........................................      1,775
       37,090    Bayerische Vereinsbank AG........................      2,363


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
       41,403    Bewag Aktiengesellschaft AG......................  $     641
       38,450    Hoechst AG.......................................      1,735
        3,310    Mannesmann AG....................................        496
       16,590    Schering AG......................................      1,775
        6,050    Siemens AG.......................................        467
       28,900    Volkswagen AG....................................      1,867
                                                                    ---------
                                                                       12,283
                                                                    ---------
  HONG KONG (2.5%)
      109,400    Cathay Pacific Airways Ltd.......................        168
      132,400    Cheung Kong Holdings Ltd.........................      1,177
      198,600    China Telecom Ltd................................        552
       38,000    Dao Heng Bank Group Ltd..........................        170
      207,900    Hong Kong Telecommunications Ltd.................        540
       15,400    HSBC Holdings plc................................        562
       99,700    Hutchison Whampoa Ltd............................        903
      109,200    Li & Fung Ltd....................................        262
       43,000    New World Development Co., Ltd...................        129
       62,300    Smartone Telecommunications......................        222
       76,500    Sun Hung Kai Properties Ltd......................        697
       57,800    Swire Pacific Ltd., Class A......................        286
       23,400    Television Broadcasts Ltd........................        110
                                                                    ---------
                                                                        5,778
                                                                    ---------
  IRELAND (0.9%)
      116,730    Bank of Ireland..................................      1,964
                                                                    ---------
  ITALY (3.4%)
    (c)85,075    Banca Popolare Di Bergamo S.p.A..................      1,871
      153,000    Marzotto (Gaetano) & Figli S.p.A.................      1,191
   (c)202,800    Mediaset S.p.A...................................      1,805
      269,100    Telecom Italia S.p.A. (RNC)......................      2,801
                                                                    ---------
                                                                        7,668
                                                                    ---------
  JAPAN (24.8%)
       17,000    Aiwa Co., Ltd....................................        563
      113,000    Amada Co., Ltd...................................        799
       59,000    Canon, Inc.......................................      1,699
       75,000    Casio Computer Co., Ltd..........................        571
       60,000    Dai Nippon Printing Co., Ltd.....................        961
      203,000    Daicel Chemical Industries Ltd...................        747
      113,000    Daifuku Co., Ltd.................................        790
       88,000    Daikin Industries Ltd............................      1,023
       12,200    FamilyMart Co., Ltd..............................        560
       39,000    Fuji Machine Manufacturing Co....................      1,204
       40,000    Fuji Photo Film Ltd..............................      1,516
       71,000    Fujitec Co., Ltd.................................        674
      119,000    Fujitsu Ltd......................................      2,397
      166,000    Furukawa Electric Co.............................        762
       38,800    Hitachi Credit Corp..............................        769
      224,000    Hitachi Ltd......................................      2,103
      129,000    Kaneka Corp......................................      1,217
       47,000    Kurita Water Industries Ltd......................        844
       17,600    Kyocera Corp.....................................      1,034
       63,000    Kyudenko Co., Ltd................................        361
       56,000    Lintec Corp......................................        564
       81,000    Matsushita Electric Industrial Co., Ltd..........      1,575
       59,000    Minebea Co., Ltd.................................        659

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

                                       60
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  JAPAN (CONT.)

      204,000    Mitsubishi Chemical Corp.........................  $     707
       85,000    Mitsubishi Estate Co., Ltd.......................        831
      213,000    Mitsubishi Heavy Industries Ltd..................        865
    (c)58,000    Mitsumi Electric Co., Ltd........................      1,622
      153,000    NEC Corp.........................................      1,905
       57,000    Nifco, Inc.......................................        548
       17,000    Nintendo Corp., Ltd..............................      2,392
          161    Nippon Telegraph & Telephone Corp................      1,878
      289,000    Nissan Motor Co., Ltd............................      1,382
       54,000    Nissha Printing Co., Ltd.........................        393
       33,000    Ono Pharmaceutical Co., Ltd......................      1,147
      133,000    Ricoh Co., Ltd...................................      1,833
       32,800    Rinnai Corp......................................        754
        6,000    Rohm Co..........................................        941
       21,000    Ryosan Co........................................        417
       18,000    Sangetsu Co., Ltd................................        383
       62,000    Sankyo Co., Ltd..................................      1,565
      103,000    Sanwa Shutter Corp...............................        559
       76,000    Sekisui Chemical Co..............................        441
       88,000    Sekisui House Co., Ltd...........................        951
       99,000    Shin-Etsu Polymer Co., Ltd.......................        556
       22,100    Sony Corp........................................      2,386
       65,000    Suzuki Motor Co., Ltd............................      1,035
       18,000    TDK Corp.........................................      1,649
      240,000    Toshiba Corp.....................................      1,714
       37,000    Toyota Motor Corp................................      1,172
      168,000    Tsubakimoto Chain Co.............................        599
       59,000    Yamaha Corp......................................        710
       46,000    Yamanouchi Pharmaceutical Co., Ltd...............      1,762
                                                                    ---------
                                                                       56,489
                                                                    ---------
  NETHERLANDS (3.7%)
       19,600    ABN Amro Holding N.V.............................        425
       53,135    Akzo Nobel N.V...................................      2,239
       15,000    Benckiser N.V., Class B..........................        802
       50,700    ING Groep N.V....................................      2,748
       22,700    Laurus N.V.......................................        527
       17,213    Philips Electronics N.V..........................      1,700
                                                                    ---------
                                                                        8,441
                                                                    ---------
  NEW ZEALAND (0.1%)
       55,500    Telecom Corp. of New Zealand Ltd.................        238
                                                                    ---------
  PORTUGAL (1.1%)
       33,450    Banco Commercial Portugues (Registered)..........        868
       93,050    Electricidade de Portugal S.A....................      1,677
                                                                    ---------
                                                                        2,545
                                                                    ---------
  SINGAPORE (1.7%)
       54,000    City Developments Ltd............................        346
       55,000    Development Bank of Singapore Ltd. (Foreign).....        672
       81,000    Natsteel Electronics Ltd.........................        355
       36,000    Oversea-Chinese Banking Corp. (Foreign)..........        300
       48,000    Overseas Union Bank (Foreign)....................        231
       36,000    Sembcorp Logistics Ltd...........................        142
       45,000    Singapore Airlines Ltd. (Foreign)................        428

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
       32,000    Singapore Press Holdings Ltd.....................  $     545
      183,000    Singapore Telecommunications Ltd.................        314
       32,000    United Overseas Bank Ltd. (Foreign)..............        224
       45,000    Venture Manufacturing Ltd........................        346
                                                                    ---------
                                                                        3,903
                                                                    ---------
  SPAIN (2.8%)
       11,990    Banco Popular Espanol S.A........................        864
    (a)79,800    Banco Santander..................................        832
       68,300    Endesa...........................................      1,458
       96,650    Iberdrola........................................      1,474
    (a)36,320    Telefonica.......................................      1,752
                                                                    ---------
                                                                        6,380
                                                                    ---------
  SWEDEN (3.7%)
    (c)55,180    Autoliv, Inc.....................................      1,688
       16,950    Ericsson LM, Class B.............................        545
       29,300    ForeningsSparbanken AB...........................        415
      297,600    Nordbanken Holding AB............................      1,746
    (c)96,150    Svedala Intrustri AB.............................      1,737
      187,770    Svenska Handelsbanken, Class A...................      2,262
                                                                    ---------
                                                                        8,393
                                                                    ---------
  SWITZERLAND (8.0%)
        2,350    Cie Financiere Richemont AG, Class A.............      4,528
        1,875    Holderbank Financiere Glarus AG, Class B
                   (Bearer).......................................      2,217
        2,340    Nestle (Registered)..............................      4,224
        1,350    Novartis AG (Registered).........................      1,975
          130    Roche Holding AG (Registered)....................      1,339
          510    Schindler Holding AG (Registered)................        789
        3,590    Swisscom AG......................................      1,353
        5,530    Union Bank of Switzerland AG (Registered)........      1,654
                                                                    ---------
                                                                       18,079
                                                                    ---------
  UNITED KINGDOM (18.3%)
      513,700    Aegis Group plc..................................      1,134
      260,250    Allied Domecq plc................................      2,512
      173,800    Allied Zurich plc................................      2,186
      115,570    Bank of Scotland.................................      1,531
      287,805    BG plc...........................................      1,759
       93,900    BOC Group plc....................................      1,837
      172,600    British Telecommunications plc...................      2,894
       77,060    Burmah Castrol plc...............................      1,464
      139,850    Capital Radio plc................................      1,853
   (a)505,240    Centrica plc.....................................      1,188
        2,800    Devro plc........................................          6
      127,036    Diageo plc.......................................      1,328
       26,100    Glaxo Wellcome plc...............................        726
      191,760    Great Universal Stores plc.......................      2,127
      853,200    Halma plc........................................      1,427
      202,500    Imperial Tobacco Group plc.......................      2,210
       89,900    Lloyds TSB Group plc.............................      1,220
      299,300    Morgan Crucible Co...............................      1,265
      125,700    Prudential Corp. plc.............................      1,852
      269,336    Reckitt & Colman plc.............................      2,811
   (a)140,821    Royal & Sun Alliance Insurance Group plc.........      1,264

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

                                       61
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

      115,300    Sainsbury (J) plc................................  $     728
      190,300    Scottish & Southern Energy plc...................      1,948
       69,700    Seton Scholl Healthcare plc......................        799
      126,000    Shell Transport & Trading Co. plc................        946
      104,100    Smith & Nephew plc...............................        317
      243,400    Tesco plc........................................        627
      188,600    WPP Group plc....................................      1,596
                                                                    ---------
                                                                       41,555
                                                                    ---------
TOTAL COMMON STOCKS (Cost $192,053)...............................    209,185
                                                                    ---------
PREFERRED STOCKS (2.0%)
  GERMANY (2.0%)
       16,140    Fresenius AG.....................................      2,833
       15,900    Henkel KGaA-Vorzug...............................      1,113
        1,706    Suedzucker AG....................................        660
                                                                    ---------
TOTAL PREFERRED STOCKS (Cost $5,288)..............................      4,606
                                                                    ---------
TOTAL FOREIGN SECURITIES (94.0%) (Cost $197,341)..................    213,791
                                                                    ---------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (4.4%)
  REPURCHASE AGREEMENT (4.4%)
$    9,958  Chase Securities, Inc. 4.55%, dated 6/30/99, due
              7/01/99, to be repurchased at $9,959,
              collateralized by U.S. Treasury Bonds, 7.25%,
              due 5/15/16, valued at $10,274 (Cost $9,958)....  $    9,958
                                                                ----------
FOREIGN CURRENCY (0.0%)
GBP      40 British Pound.....................................          62
EUR      42 Euro..............................................          44
                                                                ----------
TOTAL FOREIGN CURRENCY (Cost $106)............................         106
                                                                ----------


                                                                  VALUE
                                                                  (000)
--------------------------------------------------------------------------

TOTAL INVESTMENTS (98.4%) (Cost $207,405).....................  $  223,855
                                                                ----------

OTHER ASSETS (6.6%)
  Cash...............................................  $       84
  Receivable for Portfolio Shares Sold...............       6,127
  Securities at Value, Held as Collateral for
    Securities Lending...............................       5,265
  Receivable for Investments Sold....................       1,456
  Dividends Receivable...............................         451
  Foreign Withholding Tax Reclaim Receivable.........         320
  Receivable for Daily Variation on Futures
    Contracts........................................         179
  Receivable for Securities Lending..................          36
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts........................................          25
  Other..............................................           3      13,946
                                                       ----------
LIABILITIES ( - 5.0%)
  Collateral Securities Loaned.......................      (5,265)
  Payable for Investments Purchased..................      (4,510)
  Investment Advisory Fees Payable...................        (371)
  Custodian Fees Payable.............................        (100)
  Administrative Fees Payable........................         (30)
  Distribution Fees Payable..........................         (14)
  Directors' Fees & Expenses Payable.................         (12)
  Payable for Shares Redeemed........................          (8)
  Other Liabilities..................................         (79)    (10,389)
                                                       ----------  ----------
NET ASSETS (100%)....................................              $  227,412
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $  210,104
Undistributed Net Investment Income................................       2,776
Accumulated Net Realized Loss......................................      (1,422)
Unrealized Appreciation On Investments, Foreign Currency
  Translations and Futures Contracts...............................      15,954
                                                                     ----------
NET ASSETS.........................................................  $  227,412
                                                                     ----------
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

                                       62
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   AMOUNT
                                                                   (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................    $201,399
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,411,769 outstanding $0.001 par value
  Shares (authorized 500,000,000 shares)...........................      $12.27
                                                                     ----------
                                                                     ----------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................     $26,013
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,128,288 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................      $12.22
                                                                     ----------
                                                                     ----------

------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                   NET
  CURRENCY                             IN EXCHANGE             UNREALIZED
 TO DELIVER     VALUE    SETTLEMENT        FOR        VALUE    GAIN (LOSS)
   (000)        (000)       DATE          (000)       (000)       (000)
------------   -------   -----------   ------------  -------   -----------
U.S.$    199   $   199       7/1/99    GBP      126  $   199   $       --
U.S.$    185       185       7/1/99    SEK    1,568      185           --
U.S.$    210       210       7/2/99    EUR      203      210           --
U.S.$     53        53       7/2/99    HKD      413       53           --
U.S.$     45        45       7/6/99    HKD      348       45           --
U.S.$    967       966       7/6/99    SGD    1,645      965           (1)
JPY  420,427     3,488      7/19/99    U.S.$  3,514    3,514           26
               -------                               -------          ---
               $ 5,146                               $ 5,171   $       25
               -------                               -------          ---
               -------                               -------          ---

------------------------------------------------------------

(a)   --  Non-income producing security.
(c) -- All or a portion of security on loan at June 30, 1999 -- See Note A-10 to financial statements.
HKD   --  Hong Kong Dollar
JPY   --  Japanese Yen
RNC   --  Non-Convertible Savings Shares.
SGD   --  Singapore Dollar.

------------------------------------------------------------
FUTURES CONTRACTS:
  At June 30, 1999 the following futures contracts were open:

                                           NUMBER      AGGREGATE                      UNREALIZED
                                             OF        FACE VALUE     EXPIRATION     APPRECIATION
                                         CONTRACTS       (000)           DATE            (000)
---------------------------------------  ----------   ------------   -------------   -------------
LONG:
TOPIX Index                                     20    U.S.$  2,134        Sept. 99   $        180

------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Capital Equipment......................  $  39,996            17.6%
Consumer Goods.........................     60,345            26.6
Energy.................................     18,515             8.1
Finance................................     42,039            18.5
Gold Mines.............................         96              --
Materials..............................     21,170             9.3
Multi Industry.........................      1,753             0.8
Services...............................     29,877            13.1
                                         ---------             ---
                                         $ 213,791            94.0%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

                                       63
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              9.7%
Denmark                1.1%
Finland                6.0%
France                 7.5%
Germany                7.2%
Hong Kong              2.3%
Ireland                2.6%
Italy                  3.9%
Japan                 19.3%
Netherlands            7.2%
New Zealand            2.5%
Norway                 2.3%
Singapore              1.0%
Spain                  1.1%
Sweden                 2.7%
Switzerland            6.5%
United Kingdom        13.9%
Other                  3.2%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
----------------------------------------------

                                        TOTAL RETURNS(2)
                   ----------------------------------------------------------
                                           AVERAGE ANNUAL    AVERAGE ANNUAL
                      YTD       ONE YEAR     FIVE YEARS      SINCE INCEPTION
                   ----------  ----------  ---------------  -----------------
PORTFOLIO........      14.95%       1.78%         5.83%            12.84%
INDEX............      12.07        3.86         -4.07              4.03

1. The MSCI EAFE Small Cap Index is an unmanaged arithmetic market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East with a fixed market capitalization cut-off of U.S. $200-800 million (this index is a price only index and does not include dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the six months ended June 30, 1999, the Portfolio had a total return of 14.95% as compared to 12.07% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 1.78% compared to 3.86% for the Index. For the five-year period ended June 30, 1999, the average annual total return for the Portfolio was 5.83% compared to -4.07% for the Index. For the period since inception on December 15, 1992 through June 30, 1999, the average annual total return of the Portfolio was 12.84% as compared to 4.03% for the Index.

Strong stock selection during the second quarter, especially in Europe and the Pacific Basin, enabled the Portfolio to outpace the Index for the period ended June 30, 1999 despite its first-quarter underperformance.

In the first quarter, the Index outperformed large-cap EAFE for the first time in many quarters. This resulted primarily from strong returns in Japan, the U.K. and Scandinavia. In this environment, relative performance suffered due to an underweight position in Japan. However, through exceptional stock selection in Switzerland, Italy, France and Japan in the second quarter, the Portfolio more than made up for its relatively weak first quarter results. From an industry point of view, services (financial, consumer & business) and technology-related equipment were strong positives.

The first half of 1999 brought a major reversal of fortune for small caps. Last year, EAFE small caps substantially underperformed EAFE large caps as investors focused on the largest, most liquid stocks following a period of unprecedented volatility and uncertainty. Benefiting from a broadening in equity participation due to the improving global economic outlook, small caps have now taken the lead.

At the end of June, our underweight position in Japan had narrowed to 60% of Index weight from 50% at the start of the year, due primarily to strong relative

--------------------------------------------------------------------------------
International Small Cap Portfolio

                                       64
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
performance. We reduced our weightings in Aiful, Disco and Ushio after strong outperformance. Similarly, positions in Australian holdings ERG and Solution 6 were reduced on strength. We maintain an overweight position in Continental Europe, where small-cap valuations remain attractive and restructuring stories have greater visibility. The U.K. commitment has moved from a slight overweight to an underweight.

The resurgence of small-cap IPOs in the first half reflects the return to favor of this asset class. M&A activity continues to be a performance catalyst in the small-cap arena as corporations take advantage of compelling value and rationalization opportunities. Despite the strong relative performance of small caps versus large caps so far this year, the valuation gap still favors the former, and the Portfolio is positioned to benefit from further narrowing of this gap.

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

                                       65
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------

COMMON STOCKS (93.3%)
  AUSTRALIA (9.7%)
       1,608,549    Ausdoc Group Ltd.................................  $   2,800
         623,503    Auspine Ltd......................................        748
       1,748,543    Australian Hospital Care Ltd.....................        987
         365,530    BRL Hardy Ltd....................................      1,544
       5,792,747    E.R.G. Ltd.......................................     10,695
       1,691,770    Henry Walker Group Ltd...........................      2,276
      (a)821,900    Neverfail Springwater Ltd........................      1,084
       7,490,464    Parbury Ltd......................................      1,383
       1,116,100    Ramsay Health Care Ltd...........................        795
       1,521,111    Skilled Engineering Ltd..........................      3,170
         684,300    Solution 6 Holdings Ltd..........................      1,579
                                                                       ---------
                                                                          27,061
                                                                       ---------
  DENMARK (1.1%)
          72,400    Sydbank A/S......................................      3,016
                                                                       ---------
  FINLAND (6.0%)
          87,308    KCI Konecranes International.....................      3,003
          46,773    Kone Oyj, Class B................................      5,844
         313,100    Metsa Tissue Oyj.................................      2,586
       (a)80,000    Perlos Oyj.......................................      1,173
      (a)382,958    Rapala Normark Corp..............................      2,709
      (a)148,850    Teleste Oyj......................................      1,352
                                                                       ---------
                                                                          16,667
                                                                       ---------
  FRANCE (7.5%)
          34,569    Algeco...........................................      2,722
       (a)24,500    Chargeurs........................................      1,366
       (a)26,800    CNP Assurances...................................        733
          12,269    Dauphin O.T.A....................................      1,839
          24,583    De Dietrich et Compagnie.........................      1,448
          93,113    Europeene d'Extincteurs..........................      4,519
          90,490    Legris Industries................................      3,709
         131,650    Neopost S.A......................................      3,059
          18,700    SPIR Communication...............................      1,375
                                                                       ---------
                                                                          20,770
                                                                       ---------
  GERMANY (3.7%)
          60,094    Beru AG..........................................      1,316
          45,552    Kamps AG.........................................      1,834
          88,196    Marseille-Kliniken AG............................      1,230
          17,034    Philipp Holzmann AG..............................      2,805
         112,576    Winkler & Duennebier AG..........................      2,441
       (a)34,670    Zapf Creation AG.................................        823
                                                                       ---------
                                                                          10,449
                                                                       ---------
  HONG KONG (2.3%)
         293,000    Asia Satellite Telecommunications Holdings
                      Ltd............................................        689
       1,008,000    Li & Fung Ltd....................................      2,417
         202,500    SmarTone Telecommunications Holdings Ltd.........        720
       7,657,000    Vitasoy International Holdings Ltd...............      2,690
                                                                       ---------
                                                                           6,516
                                                                       ---------


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
  IRELAND (2.6%)
       1,777,527    Anglo Irish Bank Corp. plc (British Pound
                      Shares)........................................  $   4,386
         539,556    Green Property plc...............................      2,981
                                                                       ---------
                                                                           7,367
                                                                       ---------
  ITALY (3.9%)
         108,700    Banca Popolare Di Bergamo S.p.A..................      2,391
       1,028,800    Buffetti S.p.A...................................      6,533
         459,000    Sogefi S.p.A.....................................      1,095
         168,550    Vincenzo Zucchi S.p.A. (NCS).....................        713
                                                                       ---------
                                                                          10,732
                                                                       ---------
  JAPAN (19.3%)
         272,300    Asatsu, Inc......................................      7,209
          53,000    Aiful Corp.......................................      6,498
         171,000    Asia Securities Printing Co., Ltd................      3,056
          53,000    Disco Corp.......................................      4,911
           4,700    Doutor Coffee Co., Ltd...........................        250
         231,000    Foster Electric Co., Ltd.........................      1,433
          95,200    H.I.S. Co., Ltd..................................      3,379
         844,000    Hankyu Realty Co., Ltd...........................      3,568
         280,000    Hanshin Department Stores Ltd....................      1,216
         780,000    Japan Oil Transportation Co., Ltd................      1,504
         117,000    Kirin Beverage Corp..............................      2,100
         148,100    Maezawa Kasei Industries.........................      2,402
          75,900    Nichiha Corp.....................................        804
          75,000    Nifco, Inc.......................................        722
         915,000    Nissan Fire & Insurance Co.......................      2,877
         186,000    Nissei Industries................................      1,370
          70,400    Rock Field Co., Ltd..............................      2,545
         136,000    Sotoh Co., Ltd...................................        754
         650,000    Toc Co...........................................      5,517
         115,000    Ushio, Inc.......................................      1,475
                                                                       ---------
                                                                          53,590
                                                                       ---------
  NETHERLANDS (7.2%)
         106,706    Ahrend Groep N.V.................................      1,856
         113,745    Apothekers Cooperatie OPG........................      2,819
          52,373    Atag Holding N.V.................................        944
         106,360    Benckiser N.V., Class B..........................      5,683
          72,650    GTI Holding N.V..................................      1,538
         118,299    Hollandsche Beton Groep N.V......................      1,515
          58,510    International Muller.............................      1,290
          77,100    Nutreco Holding N.V..............................      2,739
          95,532    Samas Groep N.V..................................      1,415
                                                                       ---------
                                                                          19,799
                                                                       ---------
  NEW ZEALAND (2.5%)
       1,111,100    Auckland International Airport Ltd...............      1,708
         766,736    Fisher & Paykel Industries Ltd...................      2,439
       1,860,400    Fletcher Challenge Building......................      2,712
                                                                       ---------
                                                                           6,859
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
  NORWAY (2.3%)
          70,850    Adelsten ASA, Class B............................  $     716
         111,100    Kverneland ASA...................................      3,080
    (a,d)228,020    Oceanor..........................................         --
         140,118    Sparebanken......................................      2,620
                                                                       ---------
                                                                           6,416
                                                                       ---------
  SINGAPORE (1.0%)
       1,395,000    GP Batteries International Ltd...................      2,671
                                                                       ---------
  SPAIN (1.1%)
         123,876    Miquel y Costas & Miquel.........................      3,155
                                                                       ---------
  SWEDEN (2.7%)
          98,550    Haldex AB........................................      1,292
         245,240    Nobel Biocare AB.................................      3,620
         253,830    Scandic Hotels AB................................      2,712
                                                                       ---------
                                                                           7,624
                                                                       ---------
  SWITZERLAND (6.5%)
             957    Bobst AG (Bearer)................................      1,138
       (a)10,567    Edipresse (Bearer)...............................      3,439
           6,230    PubliGroupe......................................      3,413
           4,841    SIG-Schweizensche Industrie-Gesellschaft Holding
                      AG (Registered)................................      2,889
          12,516    TAG Heuer International SA.......................      1,307
          11,154    Valora Holding AG................................      2,573
           6,305    Zehnder Holding AG, Class B......................      3,291
                                                                       ---------
                                                                          18,050
                                                                       ---------
  UNITED KINGDOM (13.9%)
         981,300    Aegis Group plc..................................      2,167
         300,170    Capital Radio plc................................      3,977
         110,473    Devro plc........................................        246
  (a,d)2,540,850    Donelon Tyson plc................................         --
       2,074,998    GEI International plc............................        565
         627,623    Informa Group plc................................      3,634
       1,024,665    John Mowlem & Co. plc............................      2,210
 (a,d)33,795,100    Kendell plc......................................         --
         214,635    Le Riches Stores plc.............................      1,639
         676,800    Litho Supplies plc...............................      1,601
       2,719,200    Matthews (Bernard) plc...........................      5,662


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
         673,960    NHP plc..........................................  $   1,797
  (a,d)2,659,393    Pentos plc.......................................         --
         577,200    Quadramatic plc..................................      1,337
         453,772    Seton Scholl Healthcare Group plc................      5,204
         373,700    SGB Group plc....................................      1,727
       1,149,800    SIG plc..........................................      3,229
       1,509,500    The 600 Group plc................................      1,750
       1,086,300    Time Products plc................................      1,799
                                                                       ---------
                                                                          38,544
                                                                       ---------
TOTAL COMMON STOCKS (Cost $245,116)..................................    259,286
                                                                       ---------
PREFERRED STOCKS (3.5%)
  GERMANY (3.5%)
           9,355    Dyckerhoff AG....................................      2,787
         120,227    Moebel Walther AG................................      1,868
          15,410    Sartorius AG.....................................      3,031
         132,984    Wuerttembergische Metallwarenfabrik AG...........      1,936
                                                                       ---------
TOTAL PREFERRED STOCKS (Cost $12,783)................................      9,622
                                                                       ---------
TOTAL FOREIGN SECURITIES (96.8%) (Cost $257,899).....................    268,908
                                                                       ---------

      FACE
     AMOUNT
     (000)
----------------

SHORT-TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$          3,493    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                      7/01/99, to be repurchased at $3,493,
                      collateralized by U.S. Treasury Bonds, 7.25%
                      due 5/15/16, valued at $3,606 (Cost $3,493)....      3,493
                                                                       ---------
FOREIGN CURRENCY (1.1%)
AUD        1,960    Australian Dollar................................      1,292
EUR          755    Euro.............................................        780
JPY      107,758    Japanese Yen.....................................        891
NZD           69    New Zealand Dollar...............................         37
CHF           51    Swiss Franc......................................         33
                                                                       ---------
TOTAL FOREIGN CURRENCY (Cost $3,032).................................      3,033
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.1%) (Cost $264,424)............................  $ 275,434
                                                                       ---------

OTHER ASSETS (2.1%)
  Receivable for Investments Sold.................  $    4,728
  Dividends Receivable............................         869
  Receivable for Portfolio Shares Sold............         261
  Other...........................................          22     5,880
                                                    ----------
LIABILITIES (-1.2%)
  Payable for Investments Purchased...............      (1,767)
  Bank Overdraft Payable..........................        (833)
  Investment Advisory Fees Payable................        (588)
  Custodian Fees Payable..........................         (77)
  Administrative Fees Payable.....................         (38)
  Payable for Portfolio Shares Redeemed...........         (24)
  Directors' Fees & Expenses Payable..............         (20)
  Other Liabilities...............................         (38)   (3,385)
                                                    ----------  --------
NET ASSETS (100%).............................................  $277,929
                                                                --------
                                                                --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $261,207
Undistributed Net Investment Income...........................     2,912
Accumulated Net Realized Gain.................................     2,850
Unrealized Appreciation on Investments and Foreign Currency
  Translations (Net of accrual for foreign taxes of $25 on
  unrealized appreciation on investments).....................    10,960
                                                                --------
NET ASSETS....................................................  $277,929
                                                                --------
                                                                --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 15,858,768 outstanding $0.001 par value shares
  (authorized 1,000,000,000 shares)...........................    $17.53
                                                                --------
                                                                --------

------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
NCS   --  Non-Convertible Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Capital Equipment......................  $  61,681            22.2%
Consumer Goods.........................     65,195            23.5
Energy.................................      7,617             2.7
Finance................................     40,823            14.7
Materials..............................     21,488             7.7
Services...............................     72,104            26.0
                                         ---------             ---
                                         $ 268,908            96.8%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables         6.7%
Automobiles                             6.8%
Broadcasting & Publishing               0.7%
Building Materials & Components         4.2%
Business & Public Services              1.4%
Chemicals                               5.3%
Construction & Housing                  1.7%
Data Processing & Reproduction          9.4%
Electrical & Electronics               15.3%
Electric Components & Instruments       6.9%
Energy Equipment & Services             1.0%
Financial Services                      1.9%
Food & Household Products               3.7%
Health & Personal Care                  7.7%
Industrial Components                   1.2%
Machinery & Engineering                 7.9%
Merchandising                           1.6%
Multi-Industry                          1.0%
Real Estate                             1.4%
Recreation, Other Consumer Goods        8.2%
Telecommunications                      3.1%
Other                                   2.9%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
-----------------------------------------

                                             TOTAL RETURNS(2)
                              -----------------------------------------------
                                                       AVERAGE      AVERAGE
                                                        ANNUAL      ANNUAL
                                                         FIVE        SINCE
                                 YTD       ONE YEAR     YEARS      INCEPTION
                              ----------  ----------  ----------  -----------
PORTFOLIO -- CLASS A........      26.54%      31.23%       2.32%        3.03%
PORTFOLIO -- CLASS B........      26.43       30.94         N/A         5.78
INDEX -- CLASS A............      20.72       30.21      - 5.11       - 3.32
INDEX -- CLASS B............      20.72       30.21         N/A       - 5.38

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the six months ended June 30, 1999, the Portfolio had a total return of 26.54% for the Class A shares and 26.43% for the Class B shares compared to 20.72% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 31.23% for the Class A shares and 30.94% for the Class B shares compared to 30.21% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 2.32% compared to - 5.11% for the Index. For the period since inception on April 25, 1994 through June 30, 1999, the average annual total return of Class A shares was 3.03% compared to
 - 3.32% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 5.78% compared to - 5.38% for the Index.

The Japanese equity markets continued to rise during the second quarter of 1999. In part, the growing optimism among investors stemmed from the weakness of the yen as the Bank of Japan maintained their intervention policy as well as guiding short-term interest rates to "0". As well, a recovery in the Asian stock market and economic activity also helped overall sentiment. Signs of an improvement in Japanese fundamentals, including a surprisingly strong preliminary release of the first quarter of 1999 gross domestic product at an annualized rate of 7.9% set investors scrambling to raise equity allocations to Japan.

Contrary to the indiscriminate buying during the first quarter of 1999, investors gravitated to higher quality investments in securities showing earnings momentum, restructuring and more reasonable valuations. This change in leadership appeared after the first week of May, when most companies reported full year earnings for fiscal 1999 ending March 31.

Volumes on all exchanges rose sharply in contrast to 1998 and the Tokyo Stock Exchange 1st section rose from around 200 million shares last October to 600 million shares during the second quarter of 1999. However, the total value on a "good day" is still only $6 billion and on a similar day the two most active

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)
shares in the U.S. (America Online and Yahoo) traded $8 billion or 30% more than the whole T.S.E. We believe it is because of the relative lack of liquidity on the T.S.E. that low priced high beta stocks surged through May as investors reallocated their positions in Japan and increased such allocations largely through the purchase of index related names. However, since May, promising sectors such as communications, high technology and digital related companies rose sharply as investors became focused on fundamentals. In particular, investors rewarded companies such as Sony and Toshiba which developed the new Play Station II and Nintendo/Matsushita as they announced their "dolphin" game platform. These products are expected to play an important role as home servers and Japan essentially has a 100% market share for these products.

Restructuring announcements made earlier by Japanese companies also began showing early signs of progress. For example, Nissan Motors, owned 36% by Renault, rose from 400 yen to 600 yen as investors gained some confidence that production cuts, product focus and reduction of debt will be made in earnest by Mr. Carlos Ghosn, the new Chief Operating Officer of Nissan. On a product rationalization restructuring story, NEC and Hitachi, both historically fierce competitors in D-RAM manufacturing, agreed to combine forces jointly to develop a new generation of D-RAMS. Such alliances would have hardly occurred in the Japan of the 1970's and 1980's.

Both the rise in the over the counter index and public appetite for IPO's suggested that retail investors were active participants in the market and rewarded handsomely by spectacular returns. Because of liquidity concerns, the Portfolio does not invest in smaller companies in Japan but the sharp rally in international blue chips and higher quality securities helped our relative performance since May. We added to our positions in Lintec and Shinetsu Polymer during the second quarter, with profit taking from Nissan.

While such favorable micro development occurred, there were signs during the second quarter of 1999 that economic activity is still modest, despite the surprisingly strong preliminary gross domestic product numbers. For example, March department store sales fell 7.3% for the 11th straight decline and supermarket adjusted sales were down 8%, the second ever. Importantly, with rising unemployment the consumer has yet to show meaningful signs of consumption; retail sales account for 27% of Japan's overall gross domestic product.

The banking sector, which we do not own, in aggregate announced that they still have $20.19 trillion of bad debt on May 19. Under the new disclosure rule implemented by the Financial Supervisory Agency, these numbers showed an increase of 6.3 trillion (almost 50%) from the banks' original estimates and confirm our suspicions that true non-performing loans held by banks are large and the amounts are not simply accounting "errors."

OUTLOOK

If the U.S. Federal Reserve will maintain a mild tightening position and the Bank of Japan maintains their "0" short-term interest rate policy, it will allow Japan to accelerate restructuring and provide a platform for economic recovery. It will likely become very important for Japan to show concrete economic growth over the next year, particularly if U.S. growth slows. The U.S. elections next year and the G7 summit in Okinawa are two milestones which will likely provide focus for Japanese leaders and business to show a robust domestic led economic recovery. In order to achieve this goal further restructuring, deregulation and additional stimulus packages will be necessary, in our view. With the rising employment rate, politicians are becoming desperate to improve economic conditions as Japan, too, will have a lower house election in 2000.

While we are increasingly bullish on the prospects for Japan, we intend to keep our highly selective stock and sector weightings. In particular, Sony, Fujitsu, Mitsumi and TDK have reached all-time highs and "bell-cows" such as NTT the largest capitalized company in Japan has broken out from a 10-year trading range.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------

COMMON STOCKS (97.1%)
  APPLIANCES & HOUSEHOLD DURABLES (6.7%)
  95,000    Matsushita Electric Industrial Co., Ltd..........  $  1,847
  21,000    Sony Corp........................................     2,267
                                                               --------
                                                                  4,114
                                                               --------
  AUTOMOBILES (6.8%)
  70,000    Nifco, Inc.......................................       674
 288,000    Nissan Motor Co., Ltd............................     1,377
  60,000    Suzuki Motor Co., Ltd............................       956
  37,000    Toyota Motor Corp................................     1,172
                                                               --------
                                                                  4,179
                                                               --------
  BROADCASTING & PUBLISHING (0.7%)
  60,000    Nissha Printing Co., Ltd.........................       437
                                                               --------
  BUILDING MATERIALS & COMPONENTS (4.2%)
  80,000    Fujitec Co., Ltd.................................       759
  29,000    Rinnai Corp......................................       667
 116,000    Sanwa Shutter Corp...............................       630
  92,000    Sekisui Chemical Co..............................       534
                                                               --------
                                                                  2,590
                                                               --------
  BUSINESS & PUBLIC SERVICES (1.4%)
  54,000    Dai Nippon Printing Co., Ltd.....................       865
                                                               --------
  CHEMICALS (5.3%)
 171,000    Daicel Chemical Industries Ltd...................       629
 150,000    Kaneka Corp......................................     1,415
 182,000    Mitsubishi Chemical Corp.........................       631
 105,000    Shin-Etsu Polymer Co., Ltd.......................       590
                                                               --------
                                                                  3,265
                                                               --------
  CONSTRUCTION & HOUSING (1.7%)
  95,000    Sekisui House Co., Ltd...........................     1,026
                                                               --------
  DATA PROCESSING & REPRODUCTION (9.4%)
  60,000    Canon, Inc.......................................     1,727
 110,000    Fujitsu Ltd......................................     2,216
 135,000    Ricoh Co., Ltd...................................     1,861
                                                               --------
                                                                  5,804
                                                               --------
  ELECTRICAL & ELECTRONICS (15.3%)
 218,000    Hitachi Ltd......................................     2,047
  90,000    Minebea Co., Ltd.................................     1,005
  59,000    Mitsumi Electric Co., Ltd........................     1,650
 154,000    NEC Corp.........................................     1,918
  35,000    Ryosan Co........................................       695
 296,000    Toshiba Corp.....................................     2,113
                                                               --------
                                                                  9,428
                                                               --------
  ELECTRONIC COMPONENTS, INSTRUMENTS (6.9%)
  25,000    Kyocera Corp.....................................     1,469
   7,000    Rohm Co..........................................     1,097
  18,000    TDK Corp.........................................     1,649
                                                               --------
                                                                  4,215
                                                               --------


                                                                VALUE
 SHARES                                                         (000)
-----------------------------------------------------------------------
  ENERGY EQUIPMENT & SERVICES (1.0%)
  34,000    Kurita Water Industries Ltd......................  $    610
                                                               --------
  FINANCIAL SERVICES (1.9%)
  58,000    Hitachi Credit Corp..............................     1,149
                                                               --------
  FOOD & HOUSEHOLD PRODUCTS (3.7%)
  27,000    Aiwa Co., Ltd....................................       894
  16,000    Sangetsu Co., Ltd................................       341
  84,000    Yamaha Corp......................................     1,011
                                                               --------
                                                                  2,246
                                                               --------
  HEALTH & PERSONAL CARE (7.7%)
  41,000    Ono Pharmaceutical Co., Ltd......................     1,425
  67,000    Sankyo Co., Ltd..................................     1,691
  43,000    Yamanouchi Pharmaceutical Co., Ltd...............     1,647
                                                               --------
                                                                  4,763
                                                               --------
  INDUSTRIAL COMPONENTS (1.2%)
 155,000    Furukawa Electric Co.............................       712
                                                               --------
  MACHINERY & ENGINEERING (7.9%)
  88,000    Amada Co., Ltd...................................       623
  60,000    Daifuku Co., Ltd.................................       419
  93,000    Daikin Industries Ltd............................     1,081
  49,000    Fuji Machine Manufacturing Co., Ltd..............     1,512
 243,000    Mitsubishi Heavy Industries Ltd..................       987
  70,000    Tsubakimoto Chain Co.............................       250
                                                               --------
                                                                  4,872
                                                               --------
  MERCHANDISING (1.6%)
  21,000    FamilyMart Co., Ltd..............................       964
                                                               --------
  MULTI-INDUSTRY (1.0%)
  60,000    Lintec Corp......................................       605
                                                               --------
  REAL ESTATE (1.4%)
  87,000    Mitsubishi Estate Co., Ltd.......................       850
                                                               --------
  RECREATION, OTHER CONSUMER GOODS (8.2%)
  76,000    Casio Computer Co................................       578
  47,000    Fuji Photo Film Ltd..............................     1,781
  19,000    Nintendo Corp., Ltd..............................     2,674
                                                               --------
                                                                  5,033
                                                               --------
  TELECOMMUNICATIONS (3.1%)
     163    Nippon Telegraph & Telephone Corp................     1,901
                                                               --------
TOTAL COMMON STOCKS (Cost $49,333)...........................    59,628
                                                               --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                                         VALUE
 (000)                                                          (000)
---------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (2.2%)
  REPURCHASE AGREEMENT (2.2%)
$      1,323    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                  7/01/99, to be repurchased at $1,323,
                  collateralized by U.S. Treasury Bonds, 7.25%,
                  due 5/15/16, valued at $1,367 (Cost $1,323)....  $  1,323
                                                                   --------
  FOREIGN CURRENCY (0.8%)
JPY    61,364   Japanese Yen (Cost $504).........................       508
                                                                   --------

TOTAL INVESTMENTS (100.1%) (Cost $51,160)..........................    61,459
                                                                     --------
OTHER ASSETS (0.8%)
  Dividends Receivable.................................  $       16
  Receivable for Portfolio Shares Sold.................         454
  Other................................................           3       473
                                                         ----------
LIABILITIES ( - 0.9%)
  Payable for Investments Purchased....................        (317)
  Investment Advisory Fees Payable.....................         (79)
  Payable for Portfolio Shares Redeemed................         (28)
  Directors' Fees & Expenses Payable...................         (11)
  Administrative Fees Payable..........................         (10)
  Custodian Fees Payable...............................         (10)
  Distribution Fees Payable............................          (2)
  Other Liabilities....................................         (57)     (514)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $ 61,418
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $ 94,707
Undistributed Net Investment Income...........................       115
Accumulated Net Realized Loss.................................   (43,699)
Unrealized Appreciation on Investments and Foreign Currency
  Translations................................................    10,295
                                                                --------
NET ASSETS....................................................  $ 61,418
                                                                --------
                                                                --------

                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $59,284
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,580,132 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $7.82
                                                                --------
                                                                --------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $2,134
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 275,324 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $7.75
                                                                --------
                                                                --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Japanese Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina        6.4%
Brazil          35.4%
Chile            8.8%
Colombia         0.4%
Mexico          44.7%
Peru             1.2%
Venezuela        2.1%
Other            1.0%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX AND MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE LATIN AMERICA INDEX(1)
-----------------------------------------------

                                                      TOTAL RETURNS(2)
                                        --------------------------------------------
                                                                    AVERAGE ANNUAL
                                           YTD        ONE YEAR      SINCE INCEPTION
                                        ----------  -------------  -----------------
PORTFOLIO -- CLASS A..................      39.02%        3.25%           12.34%
PORTFOLIO -- CLASS B..................      38.64         3.44            17.38
MSCI EMERGING MARKETS GLOBAL LATIN
AMERICA INDEX -- CLASS A..............      33.28         7.65             5.59
MSCI EMERGING MARKETS FREE LATIN
AMERICA INDEX -- CLASS A..............      31.03         6.02             5.38
MSCI EMERGING MARKETS GLOBAL LATIN
AMERICA INDEX -- CLASS B..............      33.28         7.65             9.03
MSCI EMERGING MARKETS FREE LATIN
AMERICA INDEX -- CLASS B..............      31.03         6.02             8.64

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Peru, Mexico and Venezuela (includes dividends). The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restriction on share ownership by foreigners.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MSCI EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATION PURPOSES ONY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

During the last quarter, the Brazilian Securities Commission has introduced regulation prohibiting foreign investors from owning a certain class of shares. Because of the introduction of this restriction we have changed to a benchmark that is more representative of the investments available to foreign investors such as the Portfolio.

Effective June 30, 1999, the benchmark for the Portfolio has been changed from the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index to the MSCI Emerging Markets Free Latin America Index.

For the six months ended June 30, 1999, the Portfolio had a total return of 39.02% for the Class A shares and 38.64% for the Class B shares compared to 33.28% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index and 31.03% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 3.25% for the Class A shares and 3.44% for the Class B shares compared to 7.65% for the MSCI Emerging Markets Global Latin America Index and 6.02% for the MSCI Emerging Markets Free Latin America Index. For the period since inception on January 18, 1995 through June 30, 1999, the average annual total return of Class A shares was 12.34% compared to 5.59% for the MSCI Emerging Markets Global Latin America Index and 5.38% for the MSCI Emerging Markets Free Latin America Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 17.38% compared to 9.03% for the MSCI Emerging Markets Global Latin America Index and 8.64% for the MSCI Emerging Markets Free Latin America Index.

Outperformance relative to the Index was largely attributable to our strong stock selection in Brazil, Mexico, and Venezuela. Our overweight position in Mexico (+52.3%) coupled with our underweight stance in Colombia (-17.3%) also contributed to performance.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

Latin American markets benefited from a rebound in commodity prices including oil (Mexico, Colombia, and Venezuela), copper (Chile and Peru) and pulp and paper (Brazil and Chile). More recently, stock valuations declined as U.S. inflation worries led investors to begin pricing in the possibility of an increase in the U.S. Fed Funds interest rate. However, floating exchange rates, improved fiscal scenarios and increased foreign direct investment may serve as mitigating factors, precluding any significant impact of the Fed's 25 basis point hike on June 30th on Latin currencies or interest rates. Valuations in Latin America are compelling and the return of global economic growth and liquidity coupled with corporate restructuring and the possibility for lower real interest rates should lead to improved earnings for many Latin companies.

The most notable market event which took place during the first half of the year was the devaluation of the Brazilian currency, the real. The truly amazing aspect of the devaluation was not that it occurred, but that the equity market rebounded very quickly thereafter. The currency fell 40% in January, but retraced some of its decline, ending the first quarter down 30%. Defying expectations, the equity market gained 5.5% in U.S. dollar terms by March month-end and 18.7% by June month-end. Fueling the market was the unexpected appointment of Arminio Fraga, the former portfolio manager of George Soros' Quantum Emerging Markets Growth Fund, as head of the Central Bank. Fraga offers financial market expertise and shareholder focus, which has aided market sentiment. Additionally, Fraga has been successful in preventing foreign commercial banks from terminating loans to Brazilian institutions.

Brazil's market has also been supported by contained inflation numbers, the easing of interest rates, and progress regarding privatization and measures to reduce the fiscal deficit. We anticipate lower inflation and better than expected economic performance to allow for continued domestic interest rate reductions and, in turn, for a contraction in the country risk premium. The expected reduction in real interest rates is requisite for controlling the fiscal deficit and for stemming the growth in the stock of public sector debt. However, we are concerned about the pace of interest rate declines given the fractious nature of Brazilian politics that often hinders the adoption of contentious fiscal reforms. We continue to modestly overweight Brazil, focusing on the telecommunications sector. The privatization of the telecom sector last year allowed for the introduction of much new efficiency, fostering margin expansion under the new managements. The inelasticity of the telecom sector to a weak economy coupled with pent-up demand for telecom services should allow for strong top-line growth. Both of these factors make a strong case for grossly improved returns on capital for these companies.

We are overweight Mexico due to good economic management and attractive stock opportunities. A stronger Peso coupled with better than expected consumer demand should allow for positive U.S. dollar earnings surprises from domestic consumer plays (e.g. beverages, cement, media, retail). Stronger oil prices may also support the equity market in the near term. Our focus on consumer-related industries in Mexico includes stock selections such as Cemex, which is the largest cement company in the Americas and one of the three largest in the world. Cemex is valued in line with its global peers but offers higher earnings growth and return on equity. High free cashflow growth enables Cemex to take advantage of opportune global acquisitions and we believe Cemex's high operating margins are sustainable. One of the risks affecting Mexico is the politics ahead of next year's presidential election and its effect on the country risk premium. Secondly, a continued positive performance in the trend of the balance of trade is necessary to sustain the Peso at current levels.

Despite election year uncertainties, as a new President will come into power in October, Argentine equities rose 24.8%. The rally was spurred in part due to record trading when Spain's Repsol bid $13.5 billion for the remaining (85%) shares of Argentine oil producer YPF. The offer, at a 25% premium to the stock's previous day closing price, fueled advances in the market on speculation investors would purchase other Argentine shares with YPF proceeds. YPF was removed from Argentina's Merval index on June 23, reducing the market's free float and thereby magnifying the potential effect of future inflows on the market. We maintain our underweight position in Argentina, as we expect economic growth will continue to be subdued by poor economic fundamentals in Brazil and a perceived lack of fiscal discipline. We continue to focus on those few core companies (beer producing Quilmes, Telefonica Argentina and Telecom Argentina), which, we believe, have greater long-term growth potential mitigating somewhat negative economic trends.

--------------------------------------------------------------------------------
Latin American Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

Chile's market rose 28.7%, with declining interest rates and a rebound in pulp prices helping drive advances. Over the course of the second quarter, multi-billion dollar bids for electric utilities (e.g. Spain's Endesa acquired Endesa Chile) initially lifted the market until investors later sought to lock in gains. Although we have confidence in the macro management of the Chilean economy, we foresee extremely weak consumer and industrial sectors over the next twelve months. Despite the bottoming of both the economy and commodity prices (copper), we remain underweight due to a lack of investable opportunities.

After falling 13.3% during the first quarter due to uncertainty over president Chavez' policies and prospects of a currency devaluation, Venezuela rallied to end the first half of 1999 up 15.5%. We added to our exposure in Venezuela during the second quarter due to a better oil price environment that sustains the currency, however we remain modestly underweight. Although low valuations already reflect, to some extent, negative market and stock news, political doubts temper the attractiveness of liquid market proxies. We are skeptical of the new government's ability to deliver stated reforms and needed policies.

Turning to other markets, we remain underweight Colombia and Peru. Colombian equities lost 17.3%, as the economy's lackluster prospects have been exacerbated by concerns in the financial sector and bank weakness. Peru rose 19.8% given the economic rebound on the renewed strength in commodity prices. However, most of the growth expected for this year will be skewed towards agriculture, mining investment and fishing production, which have exhibited healthy trends, while the second half of 1999 looks less promising for secondary sectors such as consumer manufacturing and banking.

Michael L. Perl
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

Robert L. Meyer
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------

COMMON STOCKS (99.0%)
  ARGENTINA (6.4%)
            9,425    Banco Rio de La Plata ADR........................  $     90
           37,905    Quilmes Industrial ADR...........................       469
           23,371    Telecom Argentina ADR............................       625
           10,348    Telefonica de Argentina ADR......................       325
                                                                        --------
                                                                           1,509
                                                                        --------
  BRAZIL (35.4%)
        6,080,000    Banco Bradesco (Preferred).......................        31
  (a,d)11,847,000    Banco Nacional (Preferred).......................        --
     (a)2,486,477    Celular CRT......................................       337
       11,340,386    CEMIG (Preferred)................................       238
           16,714    CEMIG ADR (Preferred)............................       355
         (e)1,275    CEMIG ADR (Preferred)............................        27
   (a)711,574,000    Cia Electric Est Rio Janeiro.....................       169
        6,993,000    Cia Siderurgica Nacional.........................       183
     (a)1,917,577    CRT (Preferred)..................................       470
            5,000    CVRD.............................................        70
        (a)34,986    CVRD (Bonus Shares)..............................        --
            8,955    CVRD ADR (Preferred).............................       178
           22,483    CVRD, Class A (Preferred)........................       445
           30,715    Copel ADR (Preferred)............................       257
       45,376,200    Copel, Class B ADR (Preferred)...................       369
          603,830    Coteminas........................................        31
       (d,e)9,105    Coteminas ADR....................................        23
       12,633,000    Eletrobras.......................................       238
              370    Eletrobras ADR...................................         4
        6,253,161    Eletrobras, Class B (Preferred)..................       126
           14,800    Eletrobras, Class B ADR (Preferred)..............       149
       21,280,000    Embratel.........................................       293
           25,510    Embratel ADR.....................................       354
       11,305,832    Gerdau (Preferred)...............................       189
            5,000    Globex Utilidades (Preferred)....................        26
          404,175    Itaubanco (Preferred)............................       207
          208,900    Iven (Preferred).................................        27
    (a)10,009,300    Lojas Arapua (Preferred).........................        --
      (a,e)13,460    Lojas Arapua ADR (Preferred).....................        --
        5,648,000    Petrobras (Preferred)............................       875
            5,840    Petrobras ADR (Preferred)........................        90
        (e)49,299    Rossi GDR........................................        56
          101,175    Rossi GDS........................................       114
       12,901,225    Tele Centro Sul (Preferred)......................       143
      134,828,000    Tele Leste Celular (Preferred)...................        82
       31,160,600    Tele Nordeste Celular (Preferred)................        42
      136,449,000    Tele Norte Celular (Preferred)...................        79
       29,914,000    Tele Norte Leste (Preferred).....................       541
       16,978,275    Tele Sudeste Celular (Preferred).................        96
            1,490    Tele Sudeste Celular.............................        43
            2,308    Telebras ADR (Preferred).........................       208
            2,196    Telenorte Leste (ADR)............................        41
            9,615    Telesp ADR.......................................       220
        1,340,000    Telesp (Preferred)...............................       158
       13,788,275    Telesp Celular (Preferred).......................       143


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
            6,990    Telesp Celular...................................  $    187
              550    Teleste Celular ADR..............................        16
           15,118    Unibanco GDR (Preferred).........................       364
           16,450    Usiminas.........................................        55
         (a)2,400    Usiminas (Preferred).............................         8
                                                                        --------
                                                                           8,357
                                                                        --------
  CHILE (8.8%)
            8,745    Banco Edwards ADR................................       127
            2,780    Banco Santander ADR..............................        43
            5,803    Banco Santiago ADR...............................       111
           10,609    CCU ADR..........................................       304
           18,407    Chilectra ADR....................................       386
           24,617    Cia. de Telecomunicaciones de Chile ADR..........       609
            6,406    D&S ADR..........................................       120
            5,705    Endesa ADR.......................................        69
            5,361    Enersis ADR......................................       123
            9,934    Quinenco ADR.....................................        93
         (a)8,452    Santa Isabel ADR.................................        86
                                                                        --------
                                                                           2,071
                                                                        --------
  COLOMBIA (0.4%)
           18,321    Bavaria..........................................        69
           39,040    Valores Bavaria..................................        32
                                                                        --------
                                                                             101
                                                                        --------
  MEXICO (44.7%)
           89,414    Alfa, Class A....................................       371
        (a)10,531    Banacci, Class B.................................        27
        (a)78,246    Banacci, Class L.................................       191
        (a)11,275    Banacci, Class O.................................        28
          443,043    Bancomer, Class B................................       161
       (a)104,718    Bancomer, Class O................................        38
       (a)135,443    Banorte, Class O.................................       195
        (a)58,384    Carso Global Telecom.............................       370
        (a)69,799    Carso, Class A1..................................       324
           70,525    Cemex CPO........................................       349
           22,820    Cemex CPO ADR....................................       217
           69,150    Cemex, Class B...................................       343
           62,472    Cemex, Class B ADR...............................       617
       (a)214,485    Cifra, Class C...................................       393
        (a)43,593    Cifra, Class V...................................        85
         (a)2,820    Cifra, Class V ADR...............................        54
           61,641    Empresas ICA S.A.................................        68
           12,397    Empresas ICA ADR.................................        84
           24,045    Femsa ADR........................................       959
           24,637    Femsa (Units)....................................        98
           29,569    Grupo Industrial Bimbo, Class A..................        66
           71,144    Grupo Modelo, Class C............................       203
          222,712    Kimberly-Clark, Class A..........................       917
        (a)12,275    Seminis, Inc., Class A...........................       185
           95,634    Soriana, Class B.................................       451
            7,269    Tamsa ADR........................................        79
        (a)23,606    Televisa CPO GDR.................................     1,058

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------

  MEXICO (CONT.)

              214    Telmex ADR.......................................  $     17
           30,941    Telmex, Class L ADR..............................     2,500
           19,923    Vitro ADR........................................       102
                                                                        --------
                                                                          10,550
                                                                        --------
  PERU (1.2%)
           18,075    Tel Peru, Class B ADR............................       273
                                                                        --------
  VENEZUELA (2.1%)
           18,643    CANTV ADR........................................       508
                                                                        --------
TOTAL COMMON STOCKS (Cost $23,139)....................................    23,369
                                                                        --------
TOTAL FOREIGN SECURITIES (99.0%) (Cost $23,139).......................    23,369
                                                                        --------

     FACE
    AMOUNT
    (000)
  ----------

  SHORT-TERM INVESTMENT (4.4%)
    REPURCHASE AGREEMENT (4.4%)
  $    1,030 Chase Securities, Inc. 4.55%, dated 6/30/99,
              due 7/01/99, to be repurchased at $1,030,
              collateralized by U.S. Treasury Bonds,
              7.25%, due 5/15/16, valued at $1,067 (Cost
              $1,030)....................................       1,030
                                                           ----------
  FOREIGN CURRENCY (0.4%)
  ARP      8 Argentine Peso...............................          9
  BRL    170 Brazilian Real...............................         96
  COP      6 Colombian Peso...............................         --
  MXP      3 Mexican Peso.................................         --
                                                           ----------
  TOTAL FOREIGN CURRENCY (Cost $104).....................         105
                                                           ----------
  TOTAL INVESTMENTS (103.8%) (Cost $24,273)..............      24,504
                                                           ----------
OTHER ASSETS (2.1%)
Cash......................................................   $     1
Receivable for Investments Sold...........................       362
Dividends Receivable......................................       121
Interest Receivable.......................................         2
Other.....................................................         1        487
                                                             --------
LIABILITIES ( - 5.9%)
Payable for Investments Purchased.........................    (1,256 )
Custodian Fees Payable....................................       (54 )
Investment Advisory Fees Payable..........................       (28 )
Administrative Fees Payable...............................        (5 )
Directors' Fees & Expenses Payable........................        (4 )
Distribution Fees Payable.................................        (1 )
Other Liabilities.........................................       (38 )   (1,386)
                                                                       --------
NET ASSETS (100%)....................................................  $ 23,605
                                                                       --------
                                                                       --------

                                                                       VALUE
                                                                       (000)
------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...............................................
                                                                $ 46,174
Undistributed Net Investment Income...........................
                                                                     680
Accumulated Net Realized Loss.................................
                                                                 (23,474)
Unrealized Appreciation on Investments and Foreign Currency
  Translations................................................
                                                                     225
                                                                --------
NET ASSETS....................................................
                                                                $ 23,605
                                                                --------
                                                                --------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................
                                                                $ 22,091
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,358,144 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $9.37
                                                                --------
                                                                --------

CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................
                                                                  $1,514
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 160,956 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $9.40
                                                                --------
                                                                --------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See Note A-1 to financial statements.
(e)   --  144 A Security -- certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE       PERCENT OF
INDUSTRY                                  (000)       NET ASSETS
------------------------------------------------------------------
Capital Equipment......................  $    231             1.0%
Consumer Goods.........................     3,475            14.7
Energy.................................     3,476            14.7
Finance................................     1,782             7.5
Materials..............................     2,756            11.7
Multi-Industry.........................       815             3.5
Services...............................    10,834            45.9
                                         --------             ---
                                         $ 23,369            99.0%
                                         --------             ---
                                         --------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                24.6%
Communication Services       12.2%
Consumer Cyclicals           13.8%
Consumer Staples              7.8%
Financial                     3.0%
Health Care                  13.1%
Technology                   20.3%
Utilities                     2.6%
Other                         2.6%

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER CAPITAL APPRECIATION INDEX(1)
----------------------------------------

                                                TOTAL RETURNS(2)
                                     --------------------------------------
                                                                 AVERAGE
                                                                  ANNUAL
                                                                  SINCE
                                        YTD        ONE YEAR     INCEPTION
                                     ----------  ------------  ------------
PORTFOLIO -- CLASS A...............      24.00%       26.38%        36.28%
PORTFOLIO -- CLASS B...............      23.91        26.01         32.17
S&P 500 INDEX -- CLASS A...........      12.38        22.75         29.84
LIPPER CAP. APPRECIATION INDEX --
CLASS A............................      14.97        20.28         22.61
S&P 500 INDEX -- CLASS B...........      12.38        22.75         27.73
LIPPER CAP. APPRECIATION INDEX --
CLASS B............................      14.97        20.28         20.11

1. The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance.

For the six months ended June 30, 1999, the Portfolio had a total return of 24.00% for the Class A shares and 23.91% for the Class B shares compared to a total return of 12.38% for the S&P 500 Index and 14.97% for the Lipper Capital Appreciation Index. For the one year period ended June 30, 1999, the Portfolio had a total return of 26.38% for the Class A shares and 26.01% for the Class B shares compared to 22.75% for the S&P 500 Index and 20.28% for the Lipper Capital Appreciation Index. For the period since inception on March 8, 1995 through June 30, 1999, the average annual total return of Class A shares was 36.28% compared to 29.84% for the S&P 500 Index and 22.61% for the Lipper Capital Appreciation Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 32.17% compared to 27.73% for the S&P 500 Index and 20.11% for the Lipper Capital Appreciation Index.

The first half of the year was, as usual, quite eventful. As growth investors, we were very pleased to have survived the "revenge of the value stocks" in the early part of the second quarter. The value rally occurred when investors rushed to purchase cyclically oriented companies in reaction to a stronger economy and increased interest rates. At one point during the roughly six week period of the cyclical rally, the Russell 1000 Value Index had outperformed the Russell 1000 Growth Index by over 1000 basis points. We were patient, stuck to our discipline and opportunistically added to some of our highest quality growth names at attractive prices. When growth moved back into vogue later in the second quarter, your Portfolio benefited.

For the three months ended June 30, 1999, the Portfolio had a total return of 9.65% for the Class A shares and 7.85% for the Class B shares compared to 7.05% for the S&P 500 Index and 9.70% for the Lipper Capital Appreciation Index. The Portfolio's nontraditional growth stock holdings such as Tyco (our largest position), Liberty Media (AT&T), Associated Group (sold to Liberty Media in
June) and Gulfstream Aerospace (acquired by General Dynamics) were significant contributors to performance in the second quarter.

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)

The Portfolio's non-traditional growth stock holdings drove performance over the six month period as well, with Liberty Media contributing about 260 basis points, Tyco adding about 240 basis points and Associated Group contributing approximately 210 basis points to the overall return.

Tyco became our largest holding late in the first quarter when pressure due to the AMP acquisition led us to again increase our position. With the stock up 25% in the first six months and 32% during the second quarter, we garnered approximately 240 basis points of performance from this holding alone in the first half. Subsequent to the AMP acquisition, Tyco also announced additive acquisitions of Raychem and several smaller niche companies.

During the period Gulfstream Aerospace, which rose about 27% in the first half, agreed to be acquired by General Dynamics. Earnings had been increasing at an annual pace of well over 20%, yet early in the second quarter the stock was selling at only about 12 times 2000 earnings per share. After the deal closes in the third quarter, the Portfolio should hold about a 1.0% position in General Dynamics. We view General Dynamics as one of our non-traditional growth holdings. The company has been increasing earnings per share at an annual rate of about 15%. General Dynamics was a ten bagger in the early/mid 1990s when the company was in a divestiture mode. Today the company is in the process of proving they can also enhance shareholder value via acquisition.

One of the sector themes which has percolated up from our stock research is what we call "imbedded" internet exposure. We believe the internet phenomenon is real and is permanently altering the way businesses interact with customers and businesses interface with other businesses. We do not believe this is debatable. What could be debated, however, is the question of appropriate valuations for the pure play internet companies. We have elected to participate in this very exciting growth opportunity in a risk averse way, as we believe there are a number of internet business models that will not be successful and therefore the valuations accorded some of the high fliers will not be sustainable. Rather than owning the "dot.com" company du jour we have exposure to internet content, advertising/media, telecom/satellite infrastructure and hardware plays through several well established companies such as Clear Channel Communications, AT&T, MCI Worldcom and Cisco. We believe that a particularly interesting way to play the internet is through media/advertising companies that are used to drive eyeballs to websites. In total, imbedded internet plays accounted for about 28% of the Portfolio at quarter end. We believe this actually understates our "imbedded" exposure, as it excludes our 4.8% stake in Microsoft (a clear Internet beneficiary) as well as the tower antennae company American Tower (2.1% of the Portfolio) which should benefit from the proliferation of wireless devices that can provide internet connectivity. Even General Electric (a 5.8% holding) has an imbedded Internet play through its NBC subsidiary.

After increasing health care exposure in the first quarter of 1999 from under 6% at year-end to about 13% at March 31, 1999, our weighting remained fairly stable during the second quarter. However, opportunistic investments and sales in the second quarter have transitioned the mix of investments to those companies that we believe have more powerful business momentum. Toward this end, we eliminated our successful investment in Bausch & Lomb after a substantial run-up in the stock price. We initiated a position in Bristol-Myers and increased our Warner Lambert holding as we believe the investment community does not fully appreciate their earnings potential. Proposed Medicare legislation and a strengthening economy (which makes stable pharmaceutical earnings growth look relatively less attractive) have led to nearly 20% relative underperformance for the drug group year-to-date. We believe these stocks are near their relative lows and we will look to add to them opportunistically.

Not withstanding higher interest rates than we and the investment community had expected earlier in the year, we believe inflation remains in check. Gross domestic product growth, while stronger than expected, should be held to reasonable levels by the Fed and the recovery of foreign markets, while potentially powerful, is more likely to be U-shaped than V-shaped. This bodes well for the continued outperformance of medium and large capitalization growth stocks.

The Portfolio held 37 securities at June 30. The Portfolio remains a mix of "classic" growth stocks such as Microsoft, General Electric, Cisco and Intel, as well as less traditional growth names such as Tyco International, United Technologies and Clear Channel Communications. At quarter end, our largest position was Tyco, which represented 8.0% of the Portfolio, and the ten largest holdings accounted for 48.5% of

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)
the net assets. We continue to believe that our philosophy of opportunistic concentration (of which our weighting in Tyco is a good example) will lead to above Index performance.

Philip A. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
  SHARES                                                            (000)
---------------------------------------------------------------------------

COMMON STOCKS (97.4%)
  CAPITAL GOODS (24.6%)
     AEROSPACE/DEFENSE (1.0%)
  (a)20,600    Gulfstream Aerospace Corp........................  $   1,392
                                                                  ---------
     ELECTRICAL EQUIPMENT (5.8%)
     68,200    General Electric Co..............................      7,707
                                                                  ---------
     MANUFACTURING (DIVERSIFIED) (14.3%)
     37,500    Textron, Inc.....................................      3,087
    112,600    Tyco International Ltd...........................     10,669
     73,900    United Technologies Corp.........................      5,297
                                                                  ---------
                                                                     19,053
                                                                  ---------
     OFFICE EQUIPMENT & SUPPLIES (3.5%)
     72,600    Pitney Bowes, Inc................................      4,664
                                                                  ---------
  TOTAL CAPITAL GOODS...........................................     32,816
                                                                  ---------
  COMMUNICATION SERVICES (12.2%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (5.1%)
  (a)19,000    Associated Group, Inc., Class A..................      1,237
  (a)86,100    Associated Group, Inc., Class B..................      5,613
                                                                  ---------
                                                                      6,850
                                                                  ---------
     TELECOMMUNICATIONS (LONG DISTANCE) (4.4%)
     17,225    AT&T Corp........................................        962
  (a)56,500    MCI Worldcom, Inc................................      4,873
                                                                  ---------
                                                                      5,835
                                                                  ---------
     TELEPHONE (2.7%)
     55,900    Bell Atlantic Corp...............................      3,654
                                                                  ---------
  TOTAL COMMUNICATION SERVICES..................................     16,339
                                                                  ---------
  CONSUMER CYCLICALS (13.8%)
     RETAIL (BUILDING SUPPLIES) (2.4%)
     50,000    Home Depot, Inc..................................      3,222
                                                                  ---------
     RETAIL (GENERAL MERCHANDISE) (3.2%)
  (a)52,300    Costco Companies Inc.............................      4,187
                                                                  ---------
     RETAIL (SPECIALTY) (6.2%)
 (a)122,200    Abercrombie & Fitch Co., Class A.................      5,865
     47,775    Gap, Inc.........................................      2,407
                                                                  ---------
                                                                      8,272
                                                                  ---------
     SERVICES (COMMERCIAL & CONSUMER) (2.0%)
  (a)92,200    Nielsen Media Research, Inc......................      2,697
                                                                  ---------
  TOTAL CONSUMER CYCLICALS......................................     18,378
                                                                  ---------
  CONSUMER STAPLES (7.8%)
     BROADCASTING (TV, RADIO, CABLE) (5.3%)
  (a)26,800    AT&T-Liberty Media Corp., Class A................        985
  (a)23,800    Chancellor Media Corp............................      1,312
  (a)68,600    Clear Channel Communications, Inc................      4,729
                                                                  ---------
                                                                      7,026
                                                                  ---------
     FOODS (1.3%)
  (a)54,800    Keebler Foods Co.................................      1,665
                                                                  ---------


                                                                    VALUE
  SHARES                                                            (000)
---------------------------------------------------------------------------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (1.2%)
     18,600    Procter & Gamble Co..............................  $   1,660
                                                                  ---------
  TOTAL CONSUMER STAPLES........................................     10,351
                                                                  ---------
  FINANCIAL (3.0%)
     BANKS (MAJOR REGIONAL) (1.6%)
     58,700    Bank of New York Co., Inc........................      2,154
                                                                  ---------
     FINANCIAL (DIVERSIFIED) (1.4%)
     39,900    Citigroup, Inc...................................      1,895
                                                                  ---------
  TOTAL FINANCIAL...............................................      4,049
                                                                  ---------
  HEALTH CARE (13.1%)
     HEALTH CARE (DIVERSIFIED) (6.8%)
     56,200    Bristol-Myers Squibb Co..........................      3,959
     73,000    Warner Lambert Co................................      5,064
                                                                  ---------
                                                                      9,023
                                                                  ---------
     HEALTH CARE (DRUGS - GENERIC & OTHERS) (2.7%)
  (a)60,100    Amgen, Inc.......................................      3,658
                                                                  ---------
     HEALTH CARE (DRUGS - MAJOR PHARMS) (3.6%)
     18,500    Pfizer, Inc......................................      2,030
     52,800    Schering-Plough Corp.............................      2,799
                                                                  ---------
                                                                      4,829
                                                                  ---------
  TOTAL HEALTH CARE.............................................     17,510
                                                                  ---------
  TECHNOLOGY (20.3%)
     COMMUNICATION EQUIPMENT (4.1%)
 (a)118,800    American Tower Corp., Class A....................      2,851
     27,400    Motorola, Inc....................................      2,596
                                                                  ---------
                                                                      5,447
                                                                  ---------
     COMPUTERS (NETWORKING) (5.9%)
 (a)113,800    Cisco Systems, Inc...............................      7,340
   (a)3,700    Juniper Networks, Inc............................        552
                                                                  ---------
                                                                      7,892
                                                                  ---------
     COMPUTERS (SOFTWARE & SERVICES) (6.2%)
  (a)17,300    America Online, Inc..............................      1,912
  (a)70,400    Microsoft Corp...................................      6,349
                                                                  ---------
                                                                      8,261
                                                                  ---------
     ELECTRONICS (SEMICONDUCTORS) (2.1%)
     46,100    Intel Corp.......................................      2,743
                                                                  ---------
     EQUIPMENT (SEMICONDUCTORS) (2.0%)
  (a)36,700    Applied Materials, Inc...........................      2,711
                                                                  ---------
  TOTAL TECHNOLOGY..............................................     27,054
                                                                  ---------
  UTILITIES (2.6%)
     ELECTRIC COMPANIES (2.6%)
     48,500    Montana Power Co.................................      3,419
                                                                  ---------
  TOTAL COMMON STOCKS (Cost $109,590)...........................    129,916
                                                                  ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

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STATEMENTS OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.8%)
     REPURCHASE AGREEMENT (1.8%)
$     2,361    Chase Securities, Inc., 4.55%, dated 6/30/99, due
                 7/01/99, to be repurchased at $2,361,
                 collateralized by
                 U.S. Treasury Notes, 7.25%,
                 due 5/15/16, valued at $2,439 (Cost $2,361)....  $   2,361
                                                                  ---------

TOTAL INVESTMENTS (99.2%) (Cost $111,951)........................   132,277
                                                                   --------
OTHER ASSETS (1.8%)
  Cash...............................................  $        1
  Receivable for Investments Sold....................       2,294
  Dividends Receivable...............................          31
  Receivable for Portfolio Shares Sold...............           8
  Other..............................................           3     2,337
                                                       ----------
LIABILITIES ( - 1.0%)
  Payable for Investments Purchased..................        (854)
  Investment Advisory Fees Payable...................        (231)
  Payable for Portfolio Shares Redeemed..............        (145)
  Administrative Fees Payable........................         (17)
  Distribution Fee Payable...........................         (11)
  Directors' Fees & Expenses Payable.................         (11)
  Custodian Fees Payable.............................          (5)
  Other Liabilities..................................         (30)   (1,304)
                                                       ----------  --------
NET ASSETS (100%)................................................  $133,310
                                                                   --------
                                                                   --------

NET ASSETS CONSIST OF:
Paid in Capital..................................................  $ 81,642
Undistributed Net Investment Loss................................      (313)
Accumulated Net Realized Gain....................................    31,655
Unrealized Appreciation on Investments...........................    20,326
                                                                   --------
NET ASSETS.......................................................  $133,310
                                                                   --------
                                                                   --------


                                                                    AMOUNT
                                                                    (000)
---------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------
NET ASSETS.......................................................  $113,789
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,243,226 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares)................................    $21.70
                                                                   --------
                                                                   --------
CLASS B:
-----------------------------------------------------------------
NET ASSETS.......................................................   $19,521
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 905,391 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares)................................    $21.56
                                                                   --------
                                                                   --------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
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OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Auto & Transportation         2.8%
Consumer Discretionary       36.4%
Financial Services            9.3%
Health Care                   1.9%
Producer Durables             5.7%
Technology                   31.6%
Utilities                     8.0%
Other                         4.3%

PERFORMANCE COMPARED TO THE RUSSELL 2000 INDEX(1)
--------------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                         ANNUAL        ANNUAL
                                                          FIVE         SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      29.00%      37.91%       23.47%       15.77%
PORTFOLIO -- CLASS B.........      28.88       37.23          N/A        19.84
INDEX -- CLASS A.............       9.28        1.50        15.40        12.78
INDEX -- CLASS B.............       9.28        1.50          N/A        12.62

1. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Growth Portfolio invests primarily in growth-oriented equity securities of small- to medium-sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have market capitalizations ranging from $200 million to $3 billion.

For the six months ended June 30, 1999, the Portfolio had a total return of 29.00% for the Class A shares and 28.88% for the Class B shares compared to a total return of 9.28% for the Russell 2000 Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 37.91% for the Class A shares and 37.23% for the Class B shares compared 1.50% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 23.47% compared to 15.40% for the Index. For the period since inception on November 1, 1989 through June 30, 1999, the average annual total return of Class A shares was 15.77% compared to 12.78% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 19.84% compared to 12.62% for the Index.

For the second quarter of 1999, the Portfolio had a total return of 17.87% for the Class A shares and 17.72% for the Class B shares, outperforming the Index return of 15.55% by 2000 basis points. As growth investors, we were very pleased to have survived the "revenge of the value stocks" in the early part of the second quarter. The value rally occurred when investors rushed to purchase cyclically oriented companies in reaction to a stronger economy and increased interest rates. We were patient, stuck to our discipline and opportunistically added to some of our highest quality growth names at attractive prices. When growth moved back into vogue later in the second quarter, your Portfolio benefited.

Our investment process continues to be driven by bottom up, fundamental research. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industries, high levels of profitability and top notch management teams. In addition, we focus more on individual companies than sector allocation. Although we were overweight consumer discretionary and underweight healthcare, and materials and processing for the quarter and most of the year, this was a function of our specific stock selection rather than a top down decision.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO (CONT.)

We continue to have minimal exposure to the "pure play" internet stocks; however, we believe the Portfolio is well positioned to potentially benefit from continuing growth of this new medium. Our fourth largest position at quarter end, Nielsen Media Research, is the dominant provider of television ratings in the U.S. and Canada, serving national and local customers including television networks and affiliates, independent stations, syndicates, cable networks, advertisers and their agencies. We continue to view the shares as undervalued given the company's monopoly position in its core business, high visibility of earnings and strong cash flow.

Corporate Executive Board is a new addition to the top 10. The company provides best practices research and analysis focusing on strategy, operations and general management issues. Because of its subscription based business model, Corporate Executive Board's earnings significantly understate its free cash flow generation capability. In addition, the company has extremely high business visibility due to its conservative revenue recognition policies. Over the next five years, Corporate Executive Board should be able to grow its revenues and earnings significantly by selling more subscriptions to existing clients as well as expanding its current customer base.

At the end of the first quarter our second largest position was Associated Group, which owns an exciting group of controlling interests in wireless telecommunications businesses. Specifically, we thought the company's stake in Teligent was unappreciated by the market. In the beginning of June, Liberty Media agreed to acquire Associated's shares primarily to gain control of Teligent and its ability to offer customers wireless voice and data communication solutions.

During the second quarter, we also eliminated our holdings of American Bankers, a former top 10 position. At the end of the first quarter, American Bankers was acquired at a 20% premium by Fortis, a European financial company. In addition, we sold our shares of Tootsie Roll due to our concerns about slower than anticipated growth in the companies core businesses.

Looking forward, we continue to see many opportunities for capital appreciation in small- to mid-sized companies.

At quarter end there were 88 names in the Portfolio, with the top 10 representing roughly 32.7% of the Portfolio.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Emerging Growth Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (95.7%)
  AUTO & TRANSPORTATION (2.8%)
     TRANSPORTATION MISCELLANEOUS (2.8%)
       30,800    C.H. Robinson Worldwide, Inc.....................  $  1,132
                                                                    --------
  CONSUMER DISCRETIONARY (36.4%)
     ADVERTISING AGENCIES (2.9%)
       61,062    R.H. Donnelley Corp..............................     1,195
                                                                    --------
     CONSUMER ELECTRONICS (0.7%)
     (a)2,500    Exodus Communications, Inc.......................       300
                                                                    --------
     ENTERTAINMENT (3.3%)
       36,664    Cedar Fair L.P...................................       914
     (a)6,472    SFX Entertainment, Inc...........................       414
                                                                    --------
                                                                       1,328
                                                                    --------
     HOTEL/MOTEL (0.9%)
        8,500    Four Seasons Hotels, Inc.........................       375
                                                                    --------
     LEISURE TIME (1.9%)
     (a)4,500    American Classic Voyages Co......................       108
    (a)15,800    Championship Auto Racing Teams, Inc..............       473
     (a)7,700    Ducati Motor Holdings, Inc.......................       202
                                                                    --------
                                                                         783
                                                                    --------
     RADIO & TV BROADCASTERS (4.2%)
     (a)5,200    ACTV, Inc........................................        72
    (a)13,992    Metro Networks, Inc..............................       747
    (a)22,400    Pegasus Communications Corp......................       882
                                                                    --------
                                                                       1,701
                                                                    --------
     RESTAURANTS (4.8%)
    (a)11,900    Papa John's International, Inc...................       532
    (a)43,446    Sonic Corp.......................................     1,417
                                                                    --------
                                                                       1,949
                                                                    --------
     RETAIL (7.7%)
    (a)24,800    Abercrombie & Fitch Co., Class A.................     1,191
    (a)35,100    David's Bridal, Inc..............................       546
     (a)6,500    InterTAN, Inc....................................       133
    (a)19,200    P.F. Chang's China Bistro, Inc...................       415
    (a)14,100    The Pantry, Inc..................................       227
     (a)9,200    Tuesday Morning Corp.............................       235
     (a)5,400    Tweeter Home Entertainment Group, Inc............       212
    (a)16,500    Zany Brainy, Inc.................................       160
                                                                    --------
                                                                       3,119
                                                                    --------
     RENTAL & LEASING SERVICES: CONSUMER (0.5%)
     (a)8,100    Rent-A-Center, Inc...............................       194
                                                                    --------
     SERVICE ORGANIZATIONS (1.2%)
    (a)15,600    Steiner Leisure Ltd..............................       473
                                                                    --------
     SERVICES: COMMERCIAL (8.3%)
     (a)5,400    Argosy Education Group, Inc......................        43
    (a)45,211    Nielsen Media Research, Inc......................     1,323


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
    (a)52,200    The Corporate Executive Board Company............  $  1,856
     (a)7,700    UNSWeb Corp......................................       171
                                                                    --------
                                                                       3,393
                                                                    --------
  TOTAL CONSUMER DISCRETIONARY....................................    14,810
                                                                    --------
  FINANCIAL SERVICES (9.3%)
     DIVERSIFIED FINANCIAL SERVICES (1.8%)
       21,521    Mutual Risk Management Ltd.......................       718
                                                                    --------
     FINANCIAL MISCELLANEOUS (1.2%)
       (a)100    E-LOAN, Inc......................................         4
    (a)71,068    Indigo Aviation AB ADR...........................       471
                                                                    --------
                                                                         475
                                                                    --------
     INSURANCE: MULTI-LINE (2.7%)
       33,084    Reinsurance Group of America, Inc.
                   (Non-Voting)...................................     1,108
                                                                    --------
     INSURANCE: PROPERTY & CASUALTY (0.4%)
     (a)7,200    Philadelphia Consolidated Holding Corp...........       176
                                                                    --------
     INVESTMENT MANAGEMENT COMPANIES (2.1%)
       29,192    PIMCO Advisors Holdings L.P......................       869
                                                                    --------
     RENTAL & LEASING SERVICES: COMMERCIAL (0.6%)
     (a)9,900    First Sierra Financial, Inc......................       248
                                                                    --------
     SAVINGS & LOAN (0.5%)
     (a)5,500    TeleBanc Financial Corp..........................       213
                                                                    --------
  TOTAL FINANCIAL SERVICES........................................     3,807
                                                                    --------
  HEALTH CARE (1.9%)
     HEALTH CARE SERVICES (0.5%)
     (a)3,400    Laser Vision Centers, Inc........................       214
                                                                    --------
     MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (1.4%)
     (a)4,100    Novoste Corp.....................................        86
     (a)1,200    Osteotech, Inc...................................        34
     (a)3,100    Techne Corp......................................        79
     (a)7,500    Xomed Surgical Products, Inc.....................       365
                                                                    --------
                                                                         564
                                                                    --------
  TOTAL HEALTH CARE...............................................       778
                                                                    --------
  PRODUCER DURABLES (5.7%)
     ELECTRICAL EQUIPMENT & COMPONENTS (0.8%)
    (a)10,700    Commscope, Inc...................................       329
                                                                    --------
     MACHINERY: INDUSTRIAL/SPECIALTY (0.7%)
     (a)8,400    Veeco Instruments, Inc...........................       285
                                                                    --------
     OFFICE FURNITURE & BUSINESS EQUIPMENT (0.3%)
     (a)4,100    Knoll, Inc.......................................       109
                                                                    --------
     PRODUCTION TECHNOLOGY EQUIPMENT (3.0%)
    (a)19,868    Dionex Corp......................................       805
     (a)2,500    Uniphase Corp....................................       415
                                                                    --------
                                                                       1,220
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

                                       85
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STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

  PRODUCER DURABLES (CONT.)

     TELECOMMUNICATIONS EQUIPMENT (0.9%)
     (a)7,900    L-3 Communications Corp..........................  $    382
                                                                    --------
  TOTAL PRODUCER DURABLES.........................................     2,325
                                                                    --------
  TECHNOLOGY (31.6%)
     COMMUNICATIONS TECHNOLOGY (15.0%)
    (a)17,500    Advanced Fibre Communications, Inc...............       273
    (a)51,040    American Tower Corp., Class A....................     1,225
    (a)10,800    AudioCodes Ltd...................................       292
     (a)9,500    CIENA Corp.......................................       287
     (a)4,500    Concentric Network Corp..........................       179
     (a)5,200    CoreComm Ltd.....................................       251
    (a)18,700    Crown Castle International Corp..................       389
     (a)4,600    Harmonic Lightwaves Inc..........................       264
    (a)12,900    IPC Communications, Inc..........................       880
     (a)6,100    Leap Wireless International, Inc.................       124
     (a)7,200    Level One Communications, Inc....................       352
     (a)5,200    Pinnacle Holdings Inc............................       127
     (a)4,200    Proxim, Inc......................................       244
    (a)12,000    RF Micro Devices, Inc............................       896
    (a)32,600    SBA Communications Corp..........................       316
                                                                    --------
                                                                       6,099
                                                                    --------
     COMPUTER SERVICES SOFTWARE & SYSTEMS (9.1%)
          300    Ask Jeeves, Inc..................................         4
     (a)8,600    Citrix Systems, Inc..............................       486
     (a)8,600    Informatica Corp.................................       306
     (a)7,800    Micromuse, Inc...................................       389
       12,900    National Computer Systems, Inc...................       435
    (a)17,800    New Era of Networks, Inc.........................       782
       (a)100    Phone.com, Inc...................................         6
       (a)300    Portal Software, Inc.............................        14
     (a)1,700    QLogic Corp......................................       224
       (a)600    Rhythms NetConnections Inc.......................        35
    (a)67,100    Software AG Systems, Inc.........................       856
     (a)3,300    WorldGate Communications, Inc....................       169
                                                                    --------
                                                                       3,706
                                                                    --------
     COMPUTER TECHNOLOGY (4.4%)
     (a)2,800    PSInet, Inc......................................       123
    (a)13,800    SanDisk Corp.....................................       621
     (a)9,200    SoftNet Systems, Inc.............................       257
    (a)12,250    Transwitch Corp..................................       580
     (a)3,200    Verio Inc........................................       222
                                                                    --------
                                                                       1,803
                                                                    --------
     ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (3.1%)
     (a)7,300    Applied Science and Technology, Inc..............       164
     (a)7,000    Conexant Systems Inc.............................       406
       (a)600    Maker Communications, Inc........................        19
     (a)3,500    Micrel, Inc......................................       259

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
     (a)6,400    Powerwave Technologies, Inc......................  $    206
     (a)4,200    SDL Inc..........................................       215
                                                                    --------
                                                                       1,269
                                                                    --------
  TOTAL TECHNOLOGY................................................    12,877
                                                                    --------
  UTILITIES (8.0%)
     UTILITIES: ELECTRICAL (2.4%)
       13,568    Montana Power Co.................................       957
                                                                    --------
     UTILITIES: TELECOMMUNICATIONS (5.6%)
    (a)29,332    Associated Group, Inc., Class B..................     1,912
    (a)13,100    Cellular Communications of Puerto Rico...........       373
                                                                    --------
                                                                       2,285
                                                                    --------
  TOTAL UTILITIES.................................................     3,242
                                                                    --------
TOTAL COMMON STOCKS (Cost $29,699)................................    38,971
                                                                    --------

    FACE
   AMOUNT
    (000)
-------------

SHORT-TERM INVESTMENTS (4.1%)
  REPURCHASE AGREEMENT (4.1%)
$       1,671    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                   7/01/99, to be repurchased at $1,671,
                   collateralized by U.S. Treasury Bonds, 7.25%,
                   due 5/15/16, valued at $1,728 (Cost $1,671)....     1,671
                                                                    --------


TOTAL INVESTMENTS (99.8%) (Cost $31,370).........................      40,642
                                                                   ----------
OTHER ASSETS (1.2%)
  Cash...............................................  $        1
  Receivable for Investments Sold....................         417
  Receivable for Portfolio Shares Sold...............          41
  Dividends Receivable...............................          19
  Other..............................................           7         485
                                                       ----------
LIABILITIES ( - 1.0%)
  Payable for Investments Purchased..................        (292)
  Investment Advisory Fees Payable...................         (79)
  Administrative Fees Payable........................          (7)
  Custodian Fees Payable.............................          (6)
  Directors' Fees and Expenses Payable...............          (6)
  Payable for Portfolio Shares Redeemed..............          (5)
  Distribution Fees Payable..........................          (1)
  Other Liabilities..................................         (20)       (416)
                                                       ----------  ----------
NET ASSETS (100%)................................................  $   40,711
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $   19,418
Accumulated Net Investment Loss....................................        (123)
Accumulated Net Realized Gain......................................      12,144
Unrealized Appreciation on Investments.............................       9,272
                                                                     ----------
NET ASSETS.........................................................  $   40,711
                                                                     ----------
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

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STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     AMOUNT
                                                                     (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................     $38,976
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,744,358 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares)..................................      $10.41
                                                                     ----------
                                                                     ----------

CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................      $1,735
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 169,709 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares)..................................      $10.22
                                                                     ----------
                                                                     ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods               21.20%
Communication Services       6.10%
Consumer Cyclicals          14.10%
Consumer Staples            14.70%
Energy                       0.40%
Financial                    4.70%
Health Care                 13.30%
Technology                  24.60%
Utilities                    0.30%
Other                        0.60%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                                      AVERAGE
                                                         AVERAGE       ANNUAL
                                                         ANNUAL        SINCE
                                  YTD       ONE YEAR   FIVE YEARS    INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      15.49%      18.88%       29.51%       19.90%
PORTFOLIO -- CLASS B.........      15.34       18.56          N/A        27.42
INDEX -- CLASS A.............      12.38       22.75        27.87        19.56
INDEX -- CLASS B.............      12.38       22.75          N/A        27.73

1. The S&P 500 Index is a stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the six months ended June 30, 1999, the Portfolio had a total return of 15.49% for the Class A shares and 15.34% for the Class B shares compared to a total return of 12.38% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 18.88% for the Class A shares and 18.56% for the Class B shares compared to 22.75% for the Index. For the five-year period ended June 30, 1999, the average annual total return for Class A shares was 29.51% compared to 27.87% for the Index. For the period since inception on April 2, 1991 through June 30, 1999, the average annual total return for Class A shares was 19.90% compared to 19.56% for the Index. For the period since inception on January 2, 1996 through June 30, 1999 the average annual total return of Class B shares was 27.42% compared to 27.73% for the Index.

The first half of the year was, as usual, quite eventful. As growth investors, we were very pleased to have survived the "revenge of the value stocks" in the early part of the second quarter. The value rally occurred when investors rushed to purchase cyclically oriented companies in reaction to a stronger economy and increased interest rates. At one point during the roughly six week period of the cyclical rally, the Russell 1000 Value Index had outperformed the Russell 1000 Growth Index by over 1000 basis points. We were patient, stuck to our discipline and opportunistically added to some of our highest quality growth names at attractive prices. When growth moved back into vogue later in the second quarter, your Portfolio benefited.

For the second quarter, the Portfolio had a total return of 7.63% for the Class A shares and 7.57% for the Class B shares compared to 7.05% for the S&P 500 Index. The Portfolio's nontraditional growth stock holdings such as Tyco (our largest position), Gulfstream Aerospace (acquired by General Dynamics) and AT&T were significant contributors to performance in the quarter.

The Portfolio's non-traditional growth stock holdings drove performance over the six month period as well,

--------------------------------------------------------------------------------
Equity Growth Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
with Tyco and United Technologies each contributing about 170 basis points and Clear Channel adding about 110 basis points to the overall return.

Tyco became our largest holding late in the first quarter when pressure due to the AMP acquisition led us to again increase our position. With the stock up 25% in the first six months and 32% during the second quarter, we garnered approximately 170 basis points of performance from this holding alone in the first half. Subsequent to the AMP acquisition, Tyco also announced additive acquisitions of Raychem and several smaller niche companies.

During the period Gulfstream Aerospace, which rose about 27% in the first half, agreed to be acquired by General Dynamics. Earnings had been increasing at an annual pace of well over 20%, yet early in the second quarter the stock was selling at only about 12 times estimated 2000 earnings per share. After the deal closes in the third quarter, the Portfolio will hold about a 2.0% position in General Dynamics. We view General Dynamics as one of our non-traditional growth holdings. The company has been increasing earnings per share at an annual rate of about 15%. General Dynamics was a ten bagger in the early/mid 1990s when the company was in a divestiture mode. Today the company is in the process of proving they can also enhance shareholder value via acquisition.

One of the sector themes which has percolated up from our stock research is what we call "imbedded" internet exposure. We believe the internet phenomenon is real and is permanently altering the way businesses interact with customers and businesses interface with other businesses. We do not believe this is debatable. What could be debated, however, is the question of appropriate valuations for the pure play internet companies. We have elected to participate in this very exciting growth opportunity in a risk averse way, as we believe there are a number of internet business models that will not be successful and therefore the valuations accorded some of the high fliers will not be sustainable. Rather than owning the "dot.com" company du jour we have exposure to internet content, advertising/media, telecom/satellite infrastructure and hardware plays through several well established companies such as Clear Channel Communications, Comcast, Time Warner, AT&T, MCI Worldcom, Cisco, Sun Micosystems and General Motors Corp. Class H (Hughes Electronics). We believe that a particularly interesting way to play the internet is through media/advertising companies that are used to drive eyeballs to websites. In total, imbedded internet plays accounted for about 25% of the Portfolio at quarter end. We believe this actually understates our "imbedded" exposure, as it excludes our 4.7% stake in Microsoft (a clear internet beneficiary) as well as the tower antennae companies such as American Tower and Crown Castle (1% of the Portfolio) which will benefit from the proliferation of wireless devices that can provide internet connectivity. Even General Electric (a 4.36% holding) has an imbedded internet play through its NBC subsidiary.

After increasing health care exposure in the first quarter from under 10% at year-end to about 13% at March 31, our weighting remained fairly stable during the second quarter. However, opportunistic investments and sales in the second quarter have transitioned the mix of investments to those companies that we believe have more powerful business momentum. Toward this end, we eliminated our successful investment in Bausch & Lomb after a substantial run-up in the stock price. We increased positions in Bristol-Myers and Warner Lambert as we believe the investment community does not fully appreciate their earnings potential. Proposed Medicare legislation and a strengthening economy (which makes stable pharmaceutical earnings growth look relatively less attractive) have led to nearly 20% relative underperformance for the drug group year to date. We believe these stocks are near their relative lows and we will look to add to them opportunistically.

Notwithstanding higher interest rates than we and the investment community had expected earlier in the year, we believe inflation remains in check. Gross domestic product growth, while stronger than expected, should be held to reasonable levels by the Fed and the recovery of foreign markets, while potentially powerful, is more likely to be U-shaped than V-shaped. This bodes well for the continued outperformance of medium and large capitalization growth stocks.

As a reminder, in this Portfolio we seek long term capital appreciation by investing in growth-oriented equity securities of medium and large capitalization, predominately U.S. corporations. The Portfolio tends to be diversified by issue and we held 77 securities at June 30 1999. The Portfolio remains a mix of "classic" growth stocks such as Microsoft, General Electric, Cisco, Merck and Intel, as well as less traditional growth names such as Tyco International, United

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
Technologies and Clear Channel Communications. At quarter end, our largest position was Tyco, which represented 7.16% of the Portfolio, and the ten largest holdings accounted for 38.5% of the net assets. We continue to believe that our philosophy of opportunistic concentration (of which our weighting in Tyco is a good example) should lead to above Index performance.

Philip W. Friedman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
   SHARES                                                              (000)
-------------------------------------------------------------------------------

COMMON STOCKS (99.4%)
  CAPITAL GOODS (21.2%)
     AEROSPACE/DEFENSE (2.1%)
   (a)314,900    Gulfstream Aerospace Corp........................  $    21,275
                                                                    -----------
     ELECTRICAL EQUIPMENT (4.5%)
      400,200    General Electric Co..............................       45,223
    (a)96,400    WESCO International, Inc.........................        1,976
                                                                    -----------
                                                                         47,199
                                                                    -----------
     MANUFACTURING (DIVERSIFIED) (12.4%)
      162,500    Textron, Inc.....................................       13,376
      784,000    Tyco International Ltd...........................       74,284
      568,800    United Technologies Corp.........................       40,776
                                                                    -----------
                                                                        128,436
                                                                    -----------
     OFFICE EQUIPMENT & SUPPLIES (2.2%)
      352,800    Pitney Bowes, Inc................................       22,667
                                                                    -----------
  TOTAL CAPITAL GOODS.............................................      219,577
                                                                    -----------
  COMMUNICATION SERVICES (6.1%)
     TELECOMMUNICATIONS (LONG DISTANCE) (4.6%)
      311,083    AT&T Corp........................................       17,362
   (a)355,500    MCI WorldCom, Inc................................       30,662
                                                                    -----------
                                                                         48,024
                                                                    -----------
     TELEPHONE (1.5%)
      240,900    Bell Atlantic Corp...............................       15,749
                                                                    -----------
  TOTAL COMMUNICATION SERVICES....................................       63,773
                                                                    -----------
  CONSUMER CYCLICALS (14.1%)
     LEISURE TIME PRODUCTS (0.0%)
        4,200    Harley-Davidson, Inc.............................          228
                                                                    -----------
     RETAIL (BUILDING SUPPLIES) (2.7%)
      429,200    Home Depot, Inc..................................       27,657
                                                                    -----------
     RETAIL (GENERAL MERCHANDISE) (4.1%)
   (a)266,200    Costco Cos., Inc.................................       21,313
      439,400    Wal-Mart Stores, Inc.............................       21,201
                                                                    -----------
                                                                         42,514
                                                                    -----------
     RETAIL (SPECIALTY) (3.5%)
   (a)282,500    Abercrombie & Fitch Co., Class A.................       13,560
      324,450    Gap, Inc.........................................       16,344
      138,810    Intimate Brands, Inc.............................        6,576
                                                                    -----------
                                                                         36,480
                                                                    -----------
     RETAIL (SPECIALTY/APPAREL) (0.8%)
   (a)352,450    Office Depot, Inc................................        7,776
                                                                    -----------
     RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
    (a)28,700    Best Buy Co., Inc................................        1,937
                                                                    -----------
     SERVICES (ADVERTISING/MARKETING) (1.1%)
      147,300    Omnicom Group, Inc...............................       11,784
                                                                    -----------


                                                                       VALUE
   SHARES                                                              (000)
-------------------------------------------------------------------------------
     SERVICES (COMMERCIAL & CONSUMER) (1.7%)
        (a)58    Berkshire Hathaway, Inc., Class A................  $     3,996
     (a)4,072    Berkshire Hathaway, Inc., Class B................        9,158
   (a)142,232    Nielsen Media Research, Inc......................        4,161
                                                                    -----------
                                                                         17,315
                                                                    -----------
     SERVICES (DATA PROCESSING) (0.0%)
        6,700    Ask Jeeves, Inc..................................           94
                                                                    -----------
  TOTAL CONSUMER CYCLICALS........................................      145,785
                                                                    -----------
  CONSUMER STAPLES (14.7%)
     BEVERAGES (ALCOHOLIC) (0.6%)
       87,300    Anheuser Busch Cos., Inc.........................        6,193
                                                                    -----------
     BEVERAGES (NON-ALCOHOLIC) (0.5%)
      172,900    Coca Cola Enterprises, Inc.......................        5,144
                                                                    -----------
     BROADCASTING (TV, RADIO, CABLE) (7.9%)
   (a)506,200    AT&T Corp., Liberty Media Group,
                 Class A-Common...................................       18,603
   (a)190,800    Chancellor Media Corp............................       10,518
   (a)487,500    Clear Channel Communications, Inc................       33,607
      439,200    Comcast Corp., Class A-Special...................       16,881
       67,600    Comcast Corp., Class A-Common....................        2,421
     (a)7,300    MediaOne Group, Inc..............................          543
                                                                    -----------
                                                                         82,573
                                                                    -----------
     ENTERTAINMENT (2.6%)
      364,700    Time Warner, Inc.................................       26,805
                                                                    -----------
     FOODS (0.5%)
   (a)158,800    Keebler Foods Co.................................        4,824
                                                                    -----------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (1.2%)
      140,200    Procter & Gamble Co..............................       12,513
                                                                    -----------
     RESTAURANTS (0.3%)
   (a)106,700    Brinker International, Inc.......................        2,901
                                                                    -----------
     TOBACCO (1.1%)
      290,800    Philip Morris Cos., Inc..........................       11,686
                                                                    -----------
  TOTAL CONSUMER STAPLES..........................................      152,639
                                                                    -----------
  ENERGY (0.4%)
     OIL (INTERNATIONAL INTEGRATED) (0.4%)
       51,500    Exxon Corp.......................................        3,972
                                                                    -----------
  FINANCIAL (4.7%)
     BANKS (MAJOR REGIONAL) (1.2%)
      332,100    Bank of New York Co., Inc........................       12,184
                                                                    -----------
     CONSUMER FINANCE (0.0%)
     (a)1,900    E-LOAN, Inc......................................           73
                                                                    -----------
     FINANCIAL (DIVERSIFIED) (3.5%)
      146,100    American Express Co..............................       19,011
      361,975    Citigroup, Inc...................................       17,194
                                                                    -----------
                                                                         36,205
                                                                    -----------
  TOTAL FINANCIAL.................................................       48,462
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

                                       91
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
   SHARES                                                              (000)
-------------------------------------------------------------------------------
  HEALTHCARE (13.3%)
     HEALTHCARE (DIVERSIFIED) (6.0%)
       82,500    American Home Products Corp......................  $     4,744
      361,300    Bristol-Myers Squibb Co..........................       25,449
      103,600    Johnson & Johnson................................       10,153
      316,400    Warner Lambert Co................................       21,950
                                                                    -----------
                                                                         62,296
                                                                    -----------
     HEALTHCARE (DRUGS-GENERIC & OTHERS) (1.3%)
   (a)220,100    Amgen, Inc.......................................       13,399
                                                                    -----------
     HEALTHCARE (DRUGS-MAJOR PHARMS) (6.0%)
       72,400    Eli Lilly & Co...................................        5,186
      340,700    Merck & Co., Inc.................................       25,212
      168,100    Pfizer, Inc......................................       18,449
       79,500    Pharmacia & Upjohn, Inc..........................        4,516
      168,800    Schering-Plough Corp.............................        8,946
                                                                    -----------
                                                                         62,309
                                                                    -----------
  TOTAL HEALTHCARE................................................      138,004
                                                                    -----------
  TECHNOLOGY (24.6%)
     COMMUNICATION EQUIPMENT (4.2%)
   (a)288,900    American Tower Corp., Class A....................        6,934
    (a)33,300    CIENA Corp.......................................        1,005
   (a)251,500    Crown Castle International Corp..................        5,234
    (a)47,100    L-3 Communications Holdings Corp.................        2,276
      145,400    Lucent Technologies, Inc.........................        9,805
      192,100    Motorola, Inc....................................       18,201
                                                                    -----------
                                                                         43,455
                                                                    -----------
     COMPUTERS (HARDWARE) (0.4%)
    (a)61,300    Sun Microsystems, Inc............................        4,222
                                                                    -----------
     COMPUTERS (NETWORKING) (4.6%)
    (a)49,900    At Home Corp., Series A..........................        2,692
   (a)637,150    Cisco Systems, Inc...............................       41,096
    (a)28,300    Juniper Networks, Inc............................        4,217
                                                                    -----------
                                                                         48,005
                                                                    -----------
     COMPUTERS (PERIPHERALS) (0.4%)
   (a)186,300    Quantum Corp.....................................        4,495
                                                                    -----------
     COMPUTERS (SOFTWARE & SERVICES) (8.1%)
   (a)116,100    America Online, Inc..............................       12,829
    (a)77,700    BMC Software, Inc................................        4,196
        1,100    Clarent Corp.....................................           16
   (a)145,400    Compuware Corp...................................        4,626
   (a)542,300    Microsoft Corp...................................       48,909
    (a)87,900    New Era of Networks, Inc.........................        3,862
   (a)256,500    Novell, Inc......................................        6,797
    (a)74,450    Oracle Corp......................................        2,764
                                                                    -----------
                                                                         83,999
                                                                    -----------
     ELECTRONICS (COMPONENT DISTRIBUTION) (0.6%)
    (a)38,300    Uniphase Corp....................................        6,358
                                                                    -----------


                                                                       VALUE
   SHARES                                                              (000)
-------------------------------------------------------------------------------
     ELECTRONICS (DEFENSE) (1.9%)
    (a)77,300    General Motors Corp., Class H....................  $     4,348
   (a)101,500    Litton Industries, Inc...........................        7,283
   (a)412,900    Loral Space & Communications Ltd.................        7,432
                                                                    -----------
                                                                         19,063
                                                                    -----------
     ELECTRONICS (SEMICONDUCTORS) (3.4%)
      474,700    Intel Corp.......................................       28,245
       47,100    Texas Instruments, Inc...........................        6,829
                                                                    -----------
                                                                         35,074
                                                                    -----------
     EQUIPMENT (SEMICONDUCTORS) (1.0%)
   (a)143,100    Applied Materials, Inc...........................       10,571
                                                                    -----------
  TOTAL TECHNOLOGY................................................      255,242
                                                                    -----------
  UTILITIES (0.3%)
     ELECTRIC COMPANIES (0.3%)
       42,400    Montana Power Co.................................        2,989
                                                                    -----------
TOTAL COMMON STOCKS (Cost $777,800)...............................    1,030,443
                                                                    -----------

    FACE
   AMOUNT
    (000)
-------------

SHORT-TERM INVESTMENT (0.4%)
  REPURCHASE AGREEMENT (0.4%)
$       4,357    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                   7/01/99, to be repurchased at $4,358,
                   collateralized by U.S. Treasury Notes, 7.15%,
                   due 5/15/16, valued at $4,495 (Cost $4,357)....        4,357
                                                                    -----------
TOTAL INVESTMENTS (99.8%) (Cost $782,157).........................    1,034,800
                                                                    -----------

OTHER ASSETS (2.5%)
  Cash.................................................  $       14
  Receivable for Investments Sold......................      24,225
  Receivable for Portfolio Shares Sold.................         772
  Dividends Receivable.................................         546
  Interest Receivable..................................           1
  Other................................................          10      25,568
                                                         ----------
LIABILITIES ( - 2.3%)
  Payable for Portfolio Shares Redeemed................     (18,425)
  Payable For Investment Purchased.....................      (3,190)
  Investment Advisory Fees Payable.....................      (1,439)
  Administrative Fees Payable..........................        (127)
  Distribution Fees Payable............................         (89)
  Directors' Fees and Expenses Payable.................         (39)
  Custodian Fees Payable...............................         (18)
  Other Liabilities....................................        (105)    (23,432)
                                                         ----------  ----------
NET ASSETS (100%)..................................................  $1,036,936
                                                                     ----------
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Equity Growth Portfolio

                                       92
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                       (000)
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $  738,798
Undistributed Net Investment Loss..................................        (415)
Accumulated Net Realized Gain......................................      45,910
Unrealized Appreciation on Investments.............................     252,643
                                                                     ----------
NET ASSETS.........................................................  $1,036,936
                                                                     ----------
                                                                     ----------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................    $867,908
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 39,475,484 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................      $21.99
                                                                     ----------
                                                                     ----------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................    $169,028
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,723,892 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................      $21.88

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

                                       93
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Data Communications                            25.4%
Data Storage & Processing                       2.5%
Electronic Equipment                           10.7%
Information Processing                          2.6%
Medical Technology                              0.2%
Micro Computer Mfg.                             1.8%
Mini & Mainframe Computer Mfg.                  0.6%
Semiconductor Capital Equipment Mfg.            0.6%
Semiconductor Mfg.                             13.6%
Software Products                              24.7%
Test, Analysis, & Instrumentation
Equipment                                       1.3%
Other                                          16.0%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(1)
-----------------------------------------------

                                        TOTAL RETURNS(2)
                            -----------------------------------------
                                                     AVERAGE ANNUAL
                               YTD       ONE YEAR    SINCE INCEPTION
                            ----------  ----------  -----------------
PORTFOLIO -- CLASS A......      43.88%      82.53%         52.75%
PORTFOLIO -- CLASS B......      43.81       82.21          52.44
S&P 500 INDEX.............      12.38       22.75          30.51
LIPPER SCIENCE &
TECHNOLOGY
FUNDS INDEX...............      27.50       59.31          33.09

1. The S&P 500 Index is a stock index comprised of the 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity, and industry group representation. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

For the six months ended June 30, 1999, the Portfolio had a total return of 43.88% for the Class A shares and 43.81% for the Class B shares compared to 12.38% for the S&P 500 Index and 27.50% for the Lipper Science and Technology Funds Index. For the one year period ended June 30, 1999, the Portfolio had a total return of 82.53% for the Class A shares and 82.21% for the Class B shares compared to 22.75% for the S&P 500 Index and 59.31% for the Lipper Science and Technology Funds Index. For the period since inception on September 16, 1996 through June 30, 1999, the average annual total return of Class A shares was 52.75% and 52.44% for Class B shares compared to 30.51% for the S&P 500 Index and 33.09% for the Lipper Science and Technology Funds Index.

We were pleased with the Portfolio's substantial outperformance of the S&P 500 Index and Lipper Science and Technology Index for the first half of 1999. The strong performance in the second quarter was due to the Portfolio's overweight position in the telecom, semiconductor and semiconductor capital equipment sectors, and underweight position in the PC hardware and IT services sectors. Some of our best performers included Qualcomm up 131% during the second quarter of 1999, Conexant Systems up 110%, RF Micro Devices up 56% and Uniphase up 45%.

During the second quarter we continued to be overweight the telecom and the semiconductor sectors adding to positions in Motorola, RF Microdevices, and Newbridge Networks. We also increased weighting in the software stocks by adding to positions in Microsoft, BMC Software, Compuware, and Citrix.

--------------------------------------------------------------------------------
Technology Portfolio

                                       94
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
We continue to be vastly underweight the PC hardware and IT services sectors. In addition, we significantly reduced our positions in EMC Corp., MCI Worldcom, and America Online.

We believe fundamentals for technology continue to be favorable, especially in broadband technology and Internet protocol communications. The telecommunications industry continues to see 25%-to-35% growth in the demand for data services; Internet access (business and consumer) is growing exponentially and the cable and long distance companies are in the middle of a multi-billion dollar, multi-year broadband build out.

Even though there are some valid concerns over a potential slowdown in IT spending due to Year 2000 related problems, we believe that companies will continue to spend on these technologies in order to stay competitive, in both product and service features and to decrease costs.

There are over 2,000 public technology companies and we strive to invest in the best 100. Our goal remains the same; identify the premier sectors and companies, which present compelling investment opportunities and avoid the sectors and companies with deteriorating fundamentals.

Alexander L. Umansky
PORTFOLIO MANAGER

Stephen C. Sexauer
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                            Technology Portfolio

                                       95
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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCK (95.7%)
  TECHNOLOGY (95.7%)
     DATA COMMUNICATIONS (25.4%)
  (a)8,900  3Com Corp.........................................  $      237
  (a)5,250  Adaptec, Inc......................................         185
  (a)4,450  ADC Telecommunications, Inc.......................         203
 (a)23,000  Advanced Fibre Communications, Inc................         359
     7,950  Alcatel Alsthom ADR...............................         226
  (a)6,200  American Tower Corp., Class A.....................         149
    (a)700  AudioCodes Ltd....................................          19
 (a)20,500  CIENA Corp........................................         619
 (a)19,500  Cisco Systems, Inc................................       1,258
 (a)12,750  Commscope, Inc....................................         392
  (a)8,400  General Instrument Corp...........................         357
  (a)3,700  Harmonic Lightwaves, Inc..........................         212
  (a)1,500  IPC Communications, Inc...........................         102
     5,940  Lucent Technologies, Inc..........................         401
  (a)8,400  Metromedia Fiber Network, Inc., Class A...........         302
 (a)25,100  Newbridge Networks Corp...........................         722
     1,600  Nortel Networks Corp..............................         139
  (a)4,000  Powerwave Technologies, Inc.......................         129
  (a)3,600  Proxim, Inc.......................................         209
  (a)2,100  QUALCOMM, Inc.....................................         301
  (a)4,000  Qwest Communications International, Inc...........         132
 (a)10,200  RF Micro Devices, Inc.............................         761
     4,750  Scientific-Atlanta, Inc...........................         171
  (a)1,550  Sprint PCS........................................          89
  (a)1,500  Tellabs, Inc......................................         101
  (a)9,400  Transwitch Corp...................................         445
       750  Vodafone Air Touch plc ADR........................         148
                                                                ----------
                                                                     8,368
                                                                ----------
     DATA STORAGE & PROCESSING (2.5%)
  (a)2,400  EMC Corp..........................................         132
 (a)12,400  Quantum Corp......................................         299
  (a)5,350  SanDisk Corp......................................         241
  (a)1,800  VERITAS Software Corp.............................         171
                                                                ----------
                                                                       843
                                                                ----------
     ELECTRONIC EQUIPMENT (10.7%)
  (a)2,600  Best Buy Co., Inc.................................         175
  (a)2,400  Exodus Communications, Inc........................         288
  (a)2,800  Gemstar Internal Group Ltd........................         183
    (a)900  Juniper Networks, Inc.............................         134
  (a)7,200  LSI Logic Corp....................................         332
  (a)4,700  Level One Communications, Inc.....................         230
    (a)400  Maker Communications, Inc.........................          12
  (a)4,700  Micrel, Inc.......................................         348
  (a)3,200  Microchip Technology, Inc.........................         152
     1,900  Optical Coating Laboratory, Inc...................         159
  (a)3,700  SDL Inc...........................................         189
    (a)400  Sanmina Corp......................................          30
     4,200  Tandy Corp........................................         205


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  (a)5,300  Uniphase Corp.....................................  $      880
  (a)2,900  Vitesse Semiconductor Corp........................         196
                                                                ----------
                                                                     3,513
                                                                ----------
     INFORMATION PROCESSING (2.6%)
  (a)5,020  America Online, Inc...............................         555
  (a)6,100  Electronics For Imaging, Inc......................         313
                                                                ----------
                                                                       868
                                                                ----------
     MEDICAL TECHNOLOGY (0.2%)
  (a)3,300  Novoste Corp......................................          69
                                                                ----------
     MICRO COMPUTER MFG (1.8%)
  (a)4,800  Dell Computer Corp................................         178
  (a)5,900  Sun Microsystems, Inc.............................         406
                                                                ----------
                                                                       584
                                                                ----------
     MINI & MAINFRAME COMPUTER MFG (0.6%)
     2,100  Hewlett Packard Co................................         211
                                                                ----------
     SEMICONDUCTOR CAPITAL EQUIPMENT MFG (0.6%)
  (a)3,100  KLA Tencor Corp...................................         201
                                                                ----------
     SEMICONDUCTOR MFG (13.6%)
  (a)4,200  Altera Corp.......................................         155
  (a)4,950  Analog Devices, Inc...............................         248
  (a)6,400  ASM Lithography Holding N.V.......................         380
    (a)400  Broadcom Corp., Class A...........................          58
  (a)4,900  Conexant Systems Inc..............................         285
     2,300  Intel Corp........................................         137
  (a)5,000  Lam Research Corp.................................         233
     6,200  Linear Technology Corp............................         417
  (a)6,400  Maxim Integrated Products, Inc....................         426
 (a)12,400  Micron Electronics, Inc...........................         125
     7,850  Motorola, Inc.....................................         744
  (a)3,000  PMC-Sierra, Inc...................................         177
     2,500  Texas Instruments, Inc............................         362
 (a)12,950  Xilinx, Inc.......................................         741
                                                                ----------
                                                                     4,488
                                                                ----------
     SOFTWARE PRODUCTS (24.7%)
       200  Ask Jeeves, Inc...................................           3
  (a)7,000  At Home Corp., Series A...........................         378
  (a)7,800  BMC Software, Inc.................................         421
  (a)7,800  Citrix Systems, Inc...............................         441
  (a)1,600  CMGI, Inc.........................................         182
 (a)12,600  Compuware Corp....................................         401
  (a)6,600  Concentric Network Corp...........................         262
    (a)400  eBay, Inc.........................................          60
     2,500  Electronic Data Systems Corp......................         141
  (a)6,300  Informatica Corp..................................         224
  (a)7,500  Infoseek Corp.....................................         360
  (a)1,700  InfoSpace.com, Inc................................          80
  (a)1,400  Inktomi Corp......................................         183
  (a)4,000  Lycos, Inc........................................         367
  (a)3,500  Micromuse, Inc....................................         175
  (a)9,500  Microsoft Corp....................................         857

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Technology Portfolio

                                       96
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  TECHNOLOGY (CONT.)
     SOFTWARE PRODUCTS (CONT.)

  (a)2,100  Network Solutions, Inc., Class A..................  $      166
 (a)18,100  New Era of Networks, Inc..........................         795
 (a)25,750  Novell, Inc.......................................         682
    (a)100  Phone.com, Inc....................................           6
  (a)1,600  Portal Software, Inc..............................          74
  (a)2,200  PSInet, Inc.......................................          96
  (a)1,800  RealNetworks, Inc.................................         124
    (a)400  Rhythms NetConnections Inc........................          23
 (a)51,200  SAGA Systems, Inc.................................         653
  (a)4,800  Security First Technologies Corp..................         217
  (a)7,900  SoftNet Systems Inc...............................         220
  (a)2,600  Verio Inc.........................................         181
  (a)1,200  Vignette Corp.....................................          90
  (a)2,700  WorldGate Communications, Inc.....................         138
    (a)800  YAHOO!, Inc.......................................         138
                                                                ----------
                                                                     8,138
                                                                ----------
     TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (1.3%)
  (a)4,100  Teradyne, Inc.....................................         294
  (a)3,950  Veeco Instruments, Inc............................         134
                                                                ----------
                                                                       428
                                                                ----------
     OTHER (11.7%)
  (a)1,500  Amazon.com, Inc...................................         188
  (a)9,850  Applied Materials, Inc............................         727
 (a)10,400  Applied Science and Technology, Inc...............         234
     3,800  AT&T Corp.........................................         212
     2,400  Bell Atlantic Corp................................         157
       400  Charles Schwab Corp...............................          44
    (a)100  E-LOAN, Inc.......................................           4
  (a)3,000  E*TRADE Group, Inc................................         120
  (a)7,600  First Sierra Financial, Inc.......................         190
  (a)4,300  MCI Worldcom, Inc.................................         371
     2,200  Montana Power Co..................................         155
    (a)900  Priceline.com Inc.................................         104
  (a)4,850  SABRE Group Holdings, Inc.........................         334
     5,950  Sprint Corp. (Fon Group)..........................         314
  (a)4,200  TeleBanc Financial Corp...........................         163
  (a)4,800  USWeb Corp........................................         107
  (a)9,100  Whittman-Hart, Inc................................         289
     3,000  Williams Cos., Inc................................         128
                                                                ----------
                                                                     3,841
                                                                ----------
  TOTAL TECHNOLOGY............................................      31,552
                                                                ----------
TOTAL COMMON STOCKS (Cost $23,702)............................      31,552
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEMENT (3.0%)
$      976  Chase Securities, Inc. 4.55%, dated 6/30/99, due
              7/01/99, to be repurchased at $976,
              collateralized by U.S. Treasury Bonds, 7.25%,
              due 5/15/16, valued at $1,011. (Cost $976)......  $      976
                                                                ----------

  TOTAL INVESTMENTS (98.7%) (Cost $24,678)....................      32,528
                                                                ----------
  OTHER ASSETS (3.7%)
    Cash..........................................  $       14
    Receivable for Investments Sold...............         961
    Receivable for Portfolio Shares Sold..........         121
    Due from Broker...............................         116
    Dividends Receivable..........................           5
    Other.........................................           1       1,218
                                                    ----------
  LIABILITIES ( - 2.4%)
    Payable for Investments Purchased.............        (656)
    Investment Advisory Fees Payable..............         (90)
    Administrative Fees Payable...................          (6)
    Directors' Fees & Expenses Payable............          (5)
    Custodian Fees Payable........................          (4)
    Other Liabilities.............................         (17)       (778)
                                                    ----------  ----------
  NET ASSETS (100%)...........................................  $   32,968
                                                                ----------
                                                                ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $   14,361
Accumulated Net Investment Loss...............................        (138)
Accumulated Net Realized Gain.................................      10,895
Unrealized Appreciation on Investments........................       7,850
                                                                ----------
NET ASSETS....................................................  $   32,968
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $30,368
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,174,034 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $25.87
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................      $2,600
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE
  Applicable to 100,884 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $25.77
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            Technology Portfolio

                                       97
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               2.3%
Capital Goods                 8.4%
Communication Services        8.7%
Consumer Cyclicals           11.5%
Consumer Staples             10.9%
Energy                        5.1%
Financial                    16.3%
Healthcare                   10.7%
Technology                   22.0%
Transportation                1.0%
Utilities                     3.0%
Other                         0.1%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                        TOTAL RETURNS(2)
                            -----------------------------------------
                                                     AVERAGE ANNUAL
                               YTD       ONE YEAR    SINCE INCEPTION
                            ----------  ----------  -----------------
PORTFOLIO -- CLASS A......      11.91%      18.16%         19.67%
PORTFOLIO -- CLASS B......      11.84       17.89          19.47
INDEX.....................      12.38       22.75          22.72

1. The S&P 500 Index is a stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley Dean Witter's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the S&P 500 with a volatility of portfolio return that is approximately equal to that of the S&P 500. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the S&P 500 Index. The active exposure to any single company is also kept to a modest level.

For the six months ended June 30, 1999, the Portfolio had a total return of 11.91% for the Class A shares and 11.84% for the Class B shares compared to 12.38% for the S&P 500 Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 18.16% for the Class A shares and 17.89% for the Class B shares compared to 22.75% for the Index. For the period since inception on July 31, 1997 through June 30, 1999, the Portfolio had an average annual total return of 19.67% for Class A shares and 19.47% for Class B shares compared to 22.72% for the Index.

The Portfolio is sector neutral to the Index, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were hardware manufacturers, drugs & biotechnology, consumer non-durables, forest products, and integrated oils. Our worst performing sectors were semiconductors, communication, health care, software manufacturers, and consumer services.

Virtually all of the differential performance between the Portfolio and the Index came from active stock

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

                                       98
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
selection. The five largest contributions to our performance relative to the Index came from the following stocks: 1) Gillette, a cosmetics and toiletries company, fell 31% during the quarter. The company announced that poor performance in overseas markets would continue to depress their overall results.
2) Pfizer, a pharmaceutical company, fell 21% over investors' concerns about the impact of important changes proposed by the government regarding Medicare benefits. 3) Compaq, a computer hardware manufacturer, an underweight position in our Portfolio helped our performance, dropped 25% as the company warned that earnings could be half as much as expected. 4) Bell Atlantic, a local telephone company, rose 21% on strong demand for data services and improving prospects for their entry into the long-distance Internet service marketplace. 5) Hewlett Packard, a computer hardware manufacturer, jumped 48% on news of healthy sales of personal computers, printer and related supplies.

On the other side, the five most negative contributions to our performance relative to the Index came from the following stocks: 1) Anheuser Busch, a brewery, dropped 6%, as disappointing performance and downgrades by analysts hurt the company early in the quarter. 2) Carnival Cruise Line, a cruise line company, finished the quarter up only 1% as instability in Eastern Europe and scheduling disruptions constrained vacationers. 3) Allstate, a multi-line insurance company, fell 3%, as earnings were squeezed by intense competition and storm-related losses in the Mid-West. 4) SBC Communications, an integrated telephone company, rose 23%, on strong demand for data and Internet services. An underweight position in the stock hurt our performance. 5) Ameritech, an integrated telephone company, rose 28%, as their bet on cable television, security monitoring and other new services started to pay off. As was the case with SBC, an underweight position in the stock hurt our performance.

During the second quarter of 1999, the U.S. economy produced another impressive showing of growth. The strength of U.S. corporate earnings clearly took the market by surprise. The fear and cautiousness that hampered the market in the second half of 1998 disappeared. Powered by robust economic growth, U.S. equities continued their relentless march skyward. As measured by the S&P 500, U.S. stocks rose by 7.05% during the quarter. There were, however, significant changes in the equity landscape. While the past four quarters had been characterized by the dominance of a relatively small number of large capitalization growth stocks, the second quarter of 1999 saw a sharp reversal in this trend. Small stocks, as measured by the Russell 2000, rocketed 15.52%, outperforming the S&P 500 by nearly 8.5%. As cautiousness left the market, value stocks leapt by 10.8%, outperforming growth stocks by approximately 7% (as measured by S&P 500 Barra Value and Growth). During the upcoming quarter, we are expecting a continuation of modest economic growth in the U.S. and relative stability in interest rates. While this environment will be supportive of healthy market breadth for stocks, our overall prognosis for stocks remains guarded.

Eugene Flood, Jr.
PORTFOLIO MANAGER

Narayan Ramachandran
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCK (99.9%)
  BASIC MATERIALS (2.3%)
     CHEMICALS (0.9%)
       500  Dow Chemical Co...................................  $       63
       800  E.I. du Pont de Nemours & Co......................          55
       800  Rohm & Haas Co....................................          34
                                                                ----------
                                                                       152
                                                                ----------
     CHEMICALS (DIVERSIFIED) (0.1%)
       500  Monsanto Co.......................................          20
                                                                ----------
     CHEMICALS (SPECIALTY) (0.2%)
       700  Hercules, Inc.....................................          28
                                                                ----------
     GOLD & PRECIOUS METALS MINING (0.2%)
     1,600  Barrick Gold Corp.................................          31
       400  Newmont Mining Corp...............................           8
                                                                ----------
                                                                        39
                                                                ----------
     IRON & STEEL (0.1%)
  (a)2,000  Bethlehem Steel Corp..............................          15
                                                                ----------
     METALS MINING (0.2%)
       700  Phelps Dodge Corp.................................          43
                                                                ----------
     PAPER & FOREST (0.6%)
       800  Georgia-Pacific Group.............................          38
     1,100  Louisiana-Pacific Corp............................          26
       600  Mead Corp.........................................          25
       200  Weyerhauser Co....................................          14
                                                                ----------
                                                                       103
                                                                ----------
  TOTAL BASIC MATERIALS.......................................         400
                                                                ----------
  CAPITAL GOODS (8.4%)
     AEROSPACE & DEFENSE (0.3%)
     1,300  Boeing Co.........................................          58
                                                                ----------
     ELECTRICAL EQUIPMENT (3.8%)
     1,000  Emerson Electric Co...............................          63
     5,100  General Electric Co...............................         576
    (a)300  Solectron Corp....................................          20
       300  Thomas & Betts Corp...............................          14
                                                                ----------
                                                                       673
                                                                ----------
     ENGINEERING & CONSTRUCTION (0.3%)
     1,700  McDermot International, Inc.......................          48
                                                                ----------
     MANUFACTURING (DIVERSIFIED) (3.3%)
     2,800  Allied Signal, Inc................................         176
       900  Corning, Inc......................................          63
     1,200  Illinois Tool Works Inc...........................          98
       200  Johnson Controls, Inc.............................          14
     1,600  Tyco International Ltd............................         152
     1,000  United Technologies Corp..........................          72
                                                                ----------
                                                                       575
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     MANUFACTURING (SPECIALIZED) (0.5%)
       500  Avery Dennison Corp...............................  $       30
       600  Briggs & Stratton Corp............................          35
  (a)3,300  Fruit of the Loom, Inc............................          32
                                                                ----------
                                                                        97
                                                                ----------
     TRUCKS & PARTS (0.1%)
       200  Cummins Engine Co., Inc...........................          11
    (a)200  Navistar International Corp.......................          10
                                                                ----------
                                                                        21
                                                                ----------
     WASTE MANAGEMENT (0.1%)
       300  Waste Management, Inc.............................          16
                                                                ----------
  TOTAL CAPITAL GOODS.........................................       1,488
                                                                ----------
  COMMUNICATION SERVICES (8.7%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.3%)
       250  Vodafone AirTouch plc ADR.........................          49
                                                                ----------
     TELECOMMUNICATIONS (LONG DISTANCE) (2.4%)
     2,999  AT&T Corp.........................................         167
     4,900  Sprint Corp.......................................         259
                                                                ----------
                                                                       426
                                                                ----------
     TELEPHONE (6.0%)
     2,800  Alltel Corp.......................................         200
     5,300  Bell Atlantic Corp................................         347
     1,000  Bellsouth Corp....................................          47
       200  Frontier Corp.....................................          12
     2,200  GTE Corp..........................................         167
  (a)3,400  MCI Worldcom, Inc.................................         293
                                                                ----------
                                                                     1,066
                                                                ----------
  TOTAL COMMUNICATION SERVICES................................       1,541
                                                                ----------
  CONSUMER CYCLICALS (11.5%)
     AUTO PARTS & EQUIPMENT (0.1%)
       919  Delphi Automotive Systems Corp....................          17
                                                                ----------
     AUTOMOBILES (0.3%)
     1,000  Ford Motor Co.....................................          56
                                                                ----------
     BUILDING MATERIALS (0.5%)
       700  Armstrong World Industries, Inc...................          41
     1,200  Owens Corning.....................................          41
                                                                ----------
                                                                        82
                                                                ----------
     CONSUMER (JEWELRY, NOVELTIES & GIFTS) (0.2%)
       900  American Greetings Corp., Class A.................          27
                                                                ----------
     HARDWARE & TOOLS (0.3%)
       600  Black & Decker Corp...............................          38
       700  Milacron, Inc.....................................          13
                                                                ----------
                                                                        51
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  CONSUMER CYCLICALS (CONT.)

     HOMEBUILDING (0.7%)
     1,600  Fleetwood Enterprises, Inc........................  $       42
     2,000  Kaufman & Broad Home Corp.........................          50
     1,400  Pulte Corp........................................          32
                                                                ----------
                                                                       124
                                                                ----------
     HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
       300  Maytag Corp.......................................          21
       700  Whirlpool Corp....................................          52
                                                                ----------
                                                                        73
                                                                ----------
     LEISURE TIME PRODUCTS (0.6%)
       400  Brunswick Corp....................................          11
       900  Hasbro, Inc.......................................          25
     2,800  Mattel, Inc.......................................          74
                                                                ----------
                                                                       110
                                                                ----------
     LODGING - HOTELS (0.2%)
       900  Carnival Corp., Class A...........................          44
                                                                ----------
     PHOTOGRAPHY/IMAGING (0.4%)
     1,100  Eastman Kodak Co..................................          75
                                                                ----------
     PUBLISHING (0.1%)
       300  McGraw-Hill Cos., Inc.............................          16
                                                                ----------
     PUBLISHING (NEWSPAPERS) (0.6%)
       600  Gannett Co., Inc..................................          43
       800  Knight-Ridder Inc. Co.............................          44
       400  Times Mirror Co...................................          24
                                                                ----------
                                                                       111
                                                                ----------
     RETAIL (BUILDING SUPPLIES) (1.3%)
     2,900  Home Depot, Inc...................................         187
       600  Lowe's Cos., Inc..................................          34
       400  Sherwin-Williams Co...............................          11
                                                                ----------
                                                                       232
                                                                ----------
     RETAIL (DEPARTMENT STORES) (0.5%)
    (a)300  Kohl's Corp.......................................          23
     1,400  May Department Stores, Co.........................          57
                                                                ----------
                                                                        80
                                                                ----------
     RETAIL (DISCOUNTERS) (0.1%)
       700  Dollar General Corp...............................          20
                                                                ----------
     RETAIL (GENERAL MERCHANDISE) (3.9%)
    (a)300  Costco Companies, Inc.............................          24
     2,000  Dayton Hudson Corp................................         130
    (a)500  Kmart Corp........................................           8
       900  Sears Roebuck & Co................................          40
     9,900  Wal-Mart Stores, Inc..............................         478
                                                                ----------
                                                                       680
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     RETAIL (SPECIALTY) (0.4%)
     1,200  Gap, Inc..........................................  $       61
    (a)300  Staples, Inc......................................           9
                                                                ----------
                                                                        70
                                                                ----------
     SERVICES (ADVERTISING/MARKETING) (0.3%)
       700  Omnicom Group, Inc................................          56
                                                                ----------
     SERVICES (COMMERCIAL & CONSUMER) (0.2%)
    (a)700  Cendant Corp......................................          14
       700  IMS Health Inc....................................          22
                                                                ----------
                                                                        36
                                                                ----------
     TEXTILES (APPAREL) (0.4%)
     1,900  Liz Claiborne, Inc................................          69
                                                                ----------
  TOTAL CONSUMER CYCLICALS....................................       2,029
                                                                ----------
  CONSUMER STAPLES (10.9%)
     BEVERAGES (ALCOHOLIC) (2.1%)
     4,500  Anheuser Busch Cos., Inc..........................         319
     1,100  Coors (Adolph), Inc., Class B.....................          55
                                                                ----------
                                                                       374
                                                                ----------
     BEVERAGES (NON-ALCOHOLIC) (0.3%)
     1,500  PepsiCo, Inc......................................          58
                                                                ----------
     BROADCASTING (TV, RADIO, CABLE) (0.5%)
    (a)700  CBS Corp..........................................          30
       500  Comcast Corp., Class A............................          19
    (a)400  MediaOne Group, Inc...............................          30
                                                                ----------
                                                                        79
                                                                ----------
     DISTRIBUTORS (FOOD & HEALTH) (0.3%)
     2,100  SUPERVALU, Inc....................................          54
                                                                ----------
     ENTERTAINMENT (1.1%)
  (a)1,000  King World Productions, Inc.......................          35
     2,100  Time Warner, Inc..................................         154
                                                                ----------
                                                                       189
                                                                ----------
     FOODS (0.7%)
     1,100  Bestfoods.........................................          54
       200  Nabisco Group Holdings Corp.......................           4
     1,000  Quaker Oats Co....................................          66
       200  Sara Lee Corp.....................................           5
                                                                ----------
                                                                       129
                                                                ----------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (2.5%)
       300  Clorox Co.........................................          32
     2,800  Kimberly-Clark Corp...............................         160
     2,800  Procter & Gamble Co...............................         250
                                                                ----------
                                                                       442
                                                                ----------
     HOUSEWARES (0.1%)
       400  Fortune Brands, Inc...............................          17
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

                                      101
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  CONSUMER STAPLES (CONT.)

     PERSONAL CARE (0.5%)
       500  Alberto-Culver Co., Class B.......................  $       13
     1,200  Avon Products, Inc................................          67
                                                                ----------
                                                                        80
                                                                ----------
     RESTAURANTS (0.7%)
     2,000  McDonald's Corp...................................          82
     1,300  Wendy's International, Inc........................          37
                                                                ----------
                                                                       119
                                                                ----------
     RETAIL (DRUG STORES) (0.3%)
       700  Rite Aid Corp.....................................          17
     1,000  Walgreen Co.......................................          30
                                                                ----------
                                                                        47
                                                                ----------
     RETAIL (FOOD CHAINS) (0.6%)
  (a)1,400  Kroger Co.........................................          39
  (a)1,500  Safeway Inc.......................................          74
                                                                ----------
                                                                       113
                                                                ----------
     SPECIALTY PRINTING (0.2%)
     1,000  Deluxe Corp.......................................          39
                                                                ----------
     TOBACCO (1.0%)
     4,400  Philip Morris Cos., Inc...........................         177
     (a)66  RJ Reynolds Tobacco Holdings, Inc.................           2
                                                                ----------
                                                                       179
                                                                ----------
  TOTAL CONSUMER STAPLES......................................       1,919
                                                                ----------
  ENERGY (5.1%)
     OIL & GAS (DRILLING) (0.3%)
       200  Halliburton Co....................................           9
       700  Schlumberger, Ltd.................................          45
                                                                ----------
                                                                        54
                                                                ----------
     OIL & GAS (EXPLORATION & DRILLING) (0.3%)
       600  Burlington Resources, Inc.........................          26
     1,400  Union Pacific Resources Group Inc.................          23
                                                                ----------
                                                                        49
                                                                ----------
     OIL (DOMESTIC INTEGRATED) (0.6%)
     3,300  USX-Marathon Group................................         107
                                                                ----------
     OIL (INTERNATIONAL INTEGRATED) (3.9%)
     4,600  Exxon Corp........................................         355
     2,500  Mobil Corp........................................         248
     1,400  Royal Dutch Petroleum Co..........................          84
                                                                ----------
                                                                       687
                                                                ----------
  TOTAL ENERGY................................................         897
                                                                ----------
  FINANCIAL (16.3%)
     BANKS (MAJOR REGIONAL) (3.3%)
     4,600  Bank of New York Co., Inc.........................         169
     1,200  Bank One Corp.....................................          71
       900  BankBoston Corp...................................          46

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
       800  Comerica, Inc.....................................  $       48
       500  Fifth Third Bancorp...............................          33
     1,200  Fleet Financial Group, Inc........................          53
       800  KeyCorp...........................................          26
       300  Mellon Bank Corp..................................          11
       700  SunTrust Banks, Inc...............................          49
       200  Wachovia Corp.....................................          17
     1,200  Wells Fargo Co....................................          51
                                                                ----------
                                                                       574
                                                                ----------
     BANKS (MONEY CENTER) (2.5%)
     3,000  BankAmerica Corp..................................         220
     2,400  Chase Manhattan Corp..............................         208
       200  First Union Corp..................................           9
                                                                ----------
                                                                       437
                                                                ----------
     BANKS (REGIONAL) (0.0%)
       100  Firstar Corp......................................           3
                                                                ----------
     CONSUMER FINANCE (0.6%)
       400  Associates First Capital Corp., Class A...........          18
     1,200  Countrywide Credit Industries, Inc................          51
       900  Household International, Inc......................          43
                                                                ----------
                                                                       112
                                                                ----------
     FINANCIAL (DIVERSIFIED) (4.6%)
       700  American Express Co...............................          91
     9,299  Citigroup, Inc....................................         442
     1,700  Federal Home Loan Mortgage Corp...................          98
     2,600  Federal National Mortgage Association.............         178
                                                                ----------
                                                                       809
                                                                ----------
     INSURANCE (BROKERS) (0.2%)
       500  Marsh & McLennan Cos..............................          38
                                                                ----------
     INSURANCE (LIFE & HEALTH) (1.0%)
     2,700  Conseco, Inc......................................          82
     1,000  Provident Cos., Inc...............................          40
     1,300  Torchmark Corp....................................          44
                                                                ----------
                                                                       166
                                                                ----------
     INSURANCE (MULTI-LINE) (2.0%)
     2,200  American International Group, Inc.................         258
     1,600  Hartford Financial Service Group, Inc.............          93
                                                                ----------
                                                                       351
                                                                ----------
     INSURANCE (PROPERTY - CASUALTY) (1.1%)
     4,300  Allstate Corp.....................................         154
       600  Chubb Corp........................................          42
                                                                ----------
                                                                       196
                                                                ----------
     INVESTMENT BANKING & BROKERAGE (0.9%)
       700  Bear Stearns Cos., Inc............................          32
       700  Charles Schwab Corp...............................          77
       900  Lehman Brothers Holdings, Inc.....................          56
                                                                ----------
                                                                       165
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

                                      102
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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  FINANCIAL (CONT.)

     SAVINGS & LOANS (0.1%)
       500  Washington Mutual, Inc............................  $       18
                                                                ----------
  TOTAL FINANCIAL.............................................       2,869
                                                                ----------
  HEALTHCARE (10.7%)
     HEALTHCARE (DIVERSIFIED) (6.9%)
     5,300  Abbott Laboratories...............................         241
     1,400  American Home Products Corp.......................          80
     7,000  Bristol-Myers Squibb Co...........................         493
     2,700  Johnson & Johnson.................................         265
     2,000  Warner Lambert Co.................................         139
                                                                ----------
                                                                     1,218
                                                                ----------
     HEALTHCARE (DRUGS - GENERIC & OTHERS) (0.4%)
  (a)1,200  Amgen, Inc........................................          73
                                                                ----------
     HEALTHCARE (DRUGS - MAJOR PHARMS) (2.2%)
     4,600  Merck & Co., Inc..................................         341
       100  Pfizer, Inc.......................................          11
       500  Pharmacia & Upjohn, Inc...........................          28
                                                                ----------
                                                                       380
                                                                ----------
     HEALTHCARE (MANAGED CARE) (0.2%)
       500  United Healthcare Corp............................          31
                                                                ----------
     HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES) (0.9%)
       600  Bausch & Lomb, Inc................................          46
     1,200  Becton Dickinson & Co.............................          36
     1,200  Guidant Corp......................................          62
       300  Medtronic, Inc....................................          23
                                                                ----------
                                                                       167
                                                                ----------
     HEALTHCARE (LONG-TERM CARE) (0.1%)
  (a)1,000  HEALTHSOUTH Corp..................................          15
                                                                ----------
  TOTAL HEALTHCARE............................................       1,884
                                                                ----------
  TECHNOLOGY (22.0%)
     COMMUNICATION EQUIPMENT (3.3%)
     5,260  Lucent Technologies, Inc..........................         355
     1,200  Motorola, Inc.....................................         114
       700  Nortel Networks Corp..............................          61
       200  Scientific-Atlanta, Inc...........................           7
    (a)700  Tellabs, Inc......................................          47
                                                                ----------
                                                                       584
                                                                ----------
     COMPUTER SERVICES SOFTWARE & SYSTEMS (0.1%)
    (a)200  Computer Sciences Corp............................          14
                                                                ----------
     COMPUTERS (HARDWARE) (5.1%)
  (a)3,900  Dell Computer Corp................................         144
    (a)600  Gateway 2000, Inc.................................          36
     2,700  Hewlett Packard Co................................         271
     2,800  International Business Machines Corp..............         362
  (a)1,200  Sun Microsystems, Inc.............................          83
                                                                ----------
                                                                       896
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     COMPUTERS (NETWORKING) (2.1%)
  (a)5,800  Cisco Systems, Inc................................  $      374
                                                                ----------
     COMPUTERS (PERIPHERALS) (0.8%)
  (a)2,300  EMC Corp..........................................         127
    (a)600  Seagate Technology, Inc...........................          15
                                                                ----------
                                                                       142
                                                                ----------
     COMPUTERS (SOFTWARE & SERVICES) (6.5%)
  (a)1,200  America Online, Inc...............................         133
    (a)700  BMC Software, Inc.................................          38
     1,200  Computer Associates International, Inc............          66
    (a)800  Compuware Corp....................................          25
  (a)9,100  Microsoft Corp....................................         821
  (a)1,200  Oracle Corp.......................................          45
    (a)500  Unisys Corp.......................................          19
                                                                ----------
                                                                     1,147
                                                                ----------
     ELECTRONICS (DEFENSE) (0.3%)
       800  Raytheon Co., Class B.............................          56
                                                                ----------
     ELECTRONICS (SEMICONDUCTORS) (3.0%)
     6,900  Intel Corp........................................         410
       800  Texas Instruments, Inc............................         116
                                                                ----------
                                                                       526
                                                                ----------
     EQUIPMENT (SEMICONDUCTORS) (0.5%)
  (a)1,100  Applied Materials, Inc............................          81
                                                                ----------
     SERVICES (DATA PROCESSING) (0.3%)
       700  Electronic Data Systems Corp......................          39
       300  First Data Corp...................................          15
                                                                ----------
                                                                        54
                                                                ----------
  TOTAL TECHNOLOGY............................................       3,874
                                                                ----------
  TRANSPORTATION (1.0%)
     AIR FREIGHT (0.2%)
    (a)500  FDX Corp..........................................          27
                                                                ----------
     AIRLINES (0.7%)
    (a)600  AMR Corp..........................................          41
       700  Delta Air Lines, Inc..............................          40
     1,000  Southwest Airlines Co.............................          31
    (a)400  US Airways Group, Inc.............................          18
                                                                ----------
                                                                       130
                                                                ----------
     RAILROADS (0.1%)
       200  Kansas City Southern Industries, Inc..............          13
                                                                ----------
  TOTAL TRANSPORTATION........................................         170
                                                                ----------
  UTILITIES (3.0%)
     ELECTRIC COMPANIES (2.0%)
     1,400  Cinergy Corp......................................          45
     3,600  Edison International..............................          96
       600  GPU, Inc..........................................          25
       900  PG&E Corp.........................................          29

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

                                      103
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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  UTILITIES (CONT.)
     ELECTRIC COMPANIES (CONT.)

     1,600  Texas Utilities Co................................  $       66
     2,400  Unicom Corp.......................................          93
                                                                ----------
                                                                       354
                                                                ----------
     NATURAL GAS (0.5%)
     1,100  Coastal Corp......................................          44
       500  Enron Corp........................................          41
                                                                ----------
                                                                        85
                                                                ----------
     POWER PRODUCERS (INDEPENDENT) (0.5%)
  (a)1,500  AES Corp..........................................          87
                                                                ----------
  TOTAL UTILITIES.............................................         526
                                                                ----------
TOTAL COMMON STOCKS (Cost $15,407)............................      17,597
                                                                ----------
TOTAL INVESTMENTS (99.9%) (Cost $15,407)......................      17,597
                                                                ----------

OTHER ASSETS (0.5%)
  Cash................................................  $       35
  Receivable from Adviser.............................          33
  Dividends Receivable................................          22
  Other...............................................          10         100
                                                        ----------
LIABILITIES ( - 0.4%)
  Shareholder Reporting Expense Payable...............         (49)
  Custodian Fees Payable..............................         (10)
  Administrative Fees Payable.........................          (4)
  Directors' Fees & Expenses Payable..................          (2)
  Distribution Fees Payable...........................          (1)
  Other Liabilities...................................         (13)        (79)
                                                        ----------  ----------
NET ASSETS (100%).................................................  $   17,618
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in Capital.................................................  $    7,692
Undistributed Net Investment Income.............................         125
Accumulated Net Realized Gain...................................       7,611
Unrealized Appreciation on Investments..........................       2,190
                                                                  ----------
NET ASSETS......................................................  $   17,618
                                                                  ----------
                                                                  ----------

                                                                      AMOUNT
                                                                      (000)
------------------------------------------------------------------------------

CLASS A:
----------------------------------------------------------------
NET ASSETS......................................................     $16,186
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,163,397 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................      $13.91
                                                                  ----------
                                                                  ----------
CLASS B:
----------------------------------------------------------------
NET ASSETS......................................................      $1,432
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 103,106 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................      $13.89
                                                                  ----------
                                                                  ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified            8.2%
Healthcare             0.7%
Lodging/Resorts        7.3%
Office
Industrial            34.7%
Residential           23.5%
Retail                18.3%
Self Storage           3.7%
Other                  3.6%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF
REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
-----------------------------------------------

                                      TOTAL RETURNS(2)
                          -----------------------------------------
                                                   AVERAGE ANNUAL
                             YTD       ONE YEAR    SINCE INCEPTION
                          ----------  ----------  -----------------
PORTFOLIO -- CLASS A....       9.03%       0.91%         18.11%
PORTFOLIO -- CLASS B....       8.91        0.74          15.92
INDEX -- CLASS A........       4.78      - 8.98          11.70
INDEX -- CLASS B........       4.78      - 8.98          10.26

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the six months ended June 30, 1999, the Portfolio had a total return of 9.03% for the Class A shares and 8.91% for the Class B shares compared to 4.78% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 0.91% for the Class A shares and 0.74% for the Class B shares compared to - 8.98% for the Index. For the period since inception on February 24, 1995 through June 30, 1999, the average annual total return of the Class A shares was 18.11% compared to 11.70% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of the Class B shares was 15.92% compared to 10.26% for the Index.

At last, the REIT market experienced a sustained recovery. The Index rose 10.1% in the second quarter and has provided a year-to-date return of 4.8%. The vast majority of the gain was achieved from mid-April to mid-May when the sector gained 15%. Although there were a number of catalysts, this recovery coincided with a dramatic change in leadership in the equity markets. The quarter featured a shift in preferences of equity investors as they turned to the beaten-down cyclical and value stocks in place of the richly valued large cap growth and internet stocks. This was primarily the result of a change in economic consensus that the global economy has recovered and entered a phase of economic growth. As we discussed last quarter, the continued exit of the non-dedicated investors had pushed the sector to valuation levels well below liquidation value. It appeared that the REIT market benefited from the return of non-dedicated investors during the rally. Note that the sector modestly retrenched in the latter part of the quarter primarily over fears of a Fed tightening. Unlike prior rallies, it is interesting to note that the REIT recovery was broad-based, lifting stocks in all sectors. Even after a more constructive quarter, REITs are now trading at a slight discount to the underlying Net Asset Value ("NAV") of their assets, which means that it is at least as attractive to buy real estate on Wall Street, through the purchase of securities, than on Main Street, through the direct purchase of properties.

--------------------------------------------------------------------------------
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OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

Last quarter we raised the issue of whether the public markets were betting on a deterioration in NAV or were the securities mispriced as a result of the selling pressure by non-dedicated investors; we provided our assessment supporting the latter. Our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. This analytical framework gave us the conviction to call the real estate securities market mispriced last quarter. Indeed, when REITs moved to a 90% P/NAV valuation level in the second quarter, investors that typically focus in the private real estate market invested in REITs both by buying stocks as an alternative to buying assets and in taking public companies private by providing financing for leveraged buy-outs. Since the modern REIT era is still in an early phase, the rally was necessary to demonstrate to investors that a floor valuation level exists for the sector. In fact, the recovery has caused a number of investors, dedicated and non-dedicated, to take a fresh look at the sector.

In contrast to the current environment, it is interesting to note that in 1997 the arbitrage was reversed, as the sector traded in excess of a 25% premium to NAV. Although many talented private companies utilized the opportunity to go public, the valuation environment encouraged entrepreneurs to take advantage of the arbitrage opportunity in which real estate was valued by the public markets at a premium to private real estate valuation. Private owners of real estate assembled assets (by definition at par or 100% P/NAV) and completed initial public offerings at 10% to 20% premiums to NAV (which represented discounts to their set of comparable companies). They profited by retaining stock representing the difference between this valuation (110-120% P/NAV) less the cost of assembling the assets (100% P/NAV) and transaction costs
(7% P/NAV).

Above we discussed the broad change in sentiment in the equity markets as a key catalyst for the REIT recovery. In addition to the compelling valuation for the sector, there were a number of other contributing factors. They include:

(1) Management led buyouts: There were Board approved management-led buyouts at Irvine Apartment Communities and Berkshire Realty and a proposed buyout at Sunstone Hotels. The latter two are being partially funded by well-respected private real estate opportunity funds, which is consistent with our thesis that private real estate investors take advantage of opportunities in the public real estate markets when valuations are compelling.

(2) Warren Buffett investment: Filings were released that indicated Warren Buffett had purchased greater than a 5% position in two REITs (Tanger Factory Outlet and Town and Country Trust) for his personal account and increased his position in MGI Properties.

(3) Pension Plan Buy Program: On a single day in mid-April, a domestic pension plan invested almost $400 million in the REIT market in a broad-based buy program.

(4) Insider Buying: Managements added to significant existing personal positions in their stock with open market purchases (in addition to a number of company share repurchase programs).

We have previously commented on the continued outflow from dedicated mutual funds. These funds control almost $10 billion of assets (approximately 6% of the sector), down from a peak level in excess of $12 billion in early 1998. Net flows for the second quarter were virtually flat, which is a significant accomplishment after $2 billion in redemptions in the previous twelve months. In fact, were it not for the first week of the quarter, in which over $150 million was redeemed, the sector would have experienced its first positive quarter since the first quarter of 1998.

The industry held its annual institutional investor forum in New York in June and the consensus description was one of stability, bordering on boredom. We were encouraged by this general sentiment and prefer it to the unsustainable euphoria of earlier conferences and the depression of the most recent conferences. This new mood was the result of two key factors. First, most companies have developed more focused business plans that do not require equity issuance in 1999. Generally, these business plans place an emphasis on managing the existing portfolio and external growth, if planned, is limited to

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
existing core competencies. Although REIT managements were pleased with the recovery in their share prices, they were not in a rush to issue new equity at these prices and embark on new external growth plans. Second, we had recently finished the first quarter earnings season in which companies reported strong internal cash flow as a result of favorable property fundamentals. Since fundamentals remain intact, discussions regarding companies' core portfolios were similar to recently reported results and there is not any expectation of significant variation in the upcoming results for the second quarter.

We understand that boring may not attract the day traders; however, we believe it may attract dedicated real estate investors looking for returns correlated with real estate fundamentals and non-dedicated investors searching for stability. Since domestic pension funds target, on average, 5% to the real estate asset class, we continue to believe that public real estate can be used to fulfill these investors' allocations to core real estate exposure. We understand that the recent volatility (upside in 1995-1997 with an average annual return of 23.5% and downside in 1998 when the Index fell 17.5%) has caused investors to question this thesis. As a result we believe that a return to trend returns on an annual basis, not just on average (note the Index provided a 13.5% average annual return 1995-1998), would serve to calm current investors and attract new investors looking for core real estate exposure. It may also attract non-dedicated investors looking for a more stable return that offers only a modest correlation to the broad equity markets. Thus, we believe that stable and boring low-teen total returns over the next couple of years would add to the industry's credibility.

Perhaps a negative side-effect of the recent rally is that it may have shelved a number of discussions involving companies that were prepared to consider placing themselves for sale. Consolidation represents a natural progression for the sector as it matures. Following the large waves of IPOs and follow-on offerings in the mid-1990s, it is typical for an industry to undergo a period of mergers. In addition, we feel that the industry has reached a level of sophistication to distinguish between better companies and the lesser companies. The latter will continue to trade at a discount to NAV as a sign the public markets do not have confidence in the management team's ability to add value. Since most of the recent merger activity has resulted in the target company being sold at or around their NAV, if a company cannot convince the market to buy its stock at a price at least equivalent to its NAV, then it has an obligation to consider placing the company for sale. As discussed earlier, a number of the IPOs were more the result of entrepreneurs taking advantage of an arbitrage opportunity than a true desire to operate as a public company. As the stock prices remained at a premium to NAV, all managements were able to issue equity and grow their businesses. However, the price decline of 1998 cut off the growth engine and caused a number of managements to question their desire for operating in the public markets. We believe that the executives at a number of the "targets" were coming to the realization that the public markets were not going to push the share price high enough to allow them to grow their businesses and as a result, albeit reluctantly, were considering selling. Some now believe they have a second chance.

REAL ESTATE MARKET

Although real estate cycles tend to move at a slow pace, the U.S. real estate market has typically featured boom and bust cycles. Given the increasing size of the public markets for real estate equity and debt, there appears to be the opportunity for a muting of those cycles as the scrutiny and attention on the potential for over-supplied markets has increased. At the end of this quarter, the U.S. real estate market remains in a mature phase of its cycle as the markets are generally in equilibrium. We have continued to caution investors that there remain threats of over-supply but robust levels of demand are serving to mute any serious threat of over-supply. The following presents an outline of our views of the risks of over-supply (or under-demand) in the real estate markets. Generally, there were two themes in the market as fundamentals in the apartment and retail markets appeared to firm and the commercial markets showed continuing evidence that the dramatic improvement in fundamentals have begun to plateau.

In contrast to concerns of the potential for over-supply earlier in the year, the data reported from the Census Bureau in the second quarter continued to demonstrate improvements for apartments. Data reported for April showed that permits fell to 296,000 units (annual pace on a seasonally adjusted basis), the first time that permits fell below 300,000 units since December 1997. This was followed by the report for May providing even more favorable data as permits remained below 300,000 and starts fell to 238,000 units. This marked the fourth consecutive month for starts to decline and the lowest level since January 1997. Starts are currently occurring at a pace that is below the consensus view on national demand

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
for apartment units. However, certain markets appear headed for trouble including Dallas, Houston and Orlando. In each of these markets, over the next two years, new supply represents between 6% and 10% of existing supply and in each case is projected to exceed demand, thereby impeding future rental growth and increasing vacancies.

Soaring consumer confidence, which rose for a record seventh straight month, lead to strong consumer spending evidenced by sales growth of almost 6% in May. The annual International Council of Shopping Centers Convention held in May in Las Vegas featured a robust leasing environment as retailers are continuing to commit to new stores and expansions. It is noteworthy that many of these retailers are also capitalizing on e-commerce opportunities. As a result of this environment it appears that occupancies in retail properties will increase from cyclical high levels. There are mitigating factors that may temper enthusiasm for the sector. They include the risk of e-commerce taking a larger market share of retail sales from store-based retailers, the risk of a decline in consumer confidence (possibly triggered by a decline in the stock market), a reversal in the nation's negative savings rate, and a buoyant supply pipeline.

The commercial sectors have made a dramatic recovery since the beginning of the decade and appear to have plateaued. According to data from Torto Wheaton, vacancy in the national office market increased modestly from 8.9% to 9.5% in the first quarter after declining for 27 consecutive quarters from its peak of 19.1%. It is interesting to note that landlords may be more responsible for the occupancy decline than short-term fundamentals. As market vacancy tightens, landlords have aggressively raised rents on remaining space and it appears that tenants may be facing a certain degree of sticker shock causing them to delay leasing decisions. Similarly, the industrial market featured flat vacancy of 7% in the first quarter. This marked the first time that vacancy failed to decline since the 1991 recession when vacancy peaked at 10.9%.

Despite a strong economy, the hotel market has demonstrated only modest revenue per available room ("RevPar") growth throughout the year as a large supply of product comes on-line and difficult previous year's comps prove hard to exceed. Smith Travel Research reported May RevPar growth of 2.2% and year-to-date RevPar growth is 3.0%. This growth may truly be even weaker given that some of it is attributed to last year's newly developed properties stabilizing at higher occupancies.

PORTFOLIO

We have continued to shape the Portfolio with companies we believe offer attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we have been encouraged by the undeniable strength of the U.S. economy and have become more constructive with regard to the likelihood that real estate fundamentals should remain favorable. As a result, we have become comfortable with the less defensive posture developed last quarter. While the top-down weightings remain very similar, we have been more willing to take opportunistic positions in certain assets, including hotels. Generally, we utilized the rally to upgrade the Portfolio, measured both in terms of the quality of properties held by the companies and the management teams at the companies. This is evident in all sectors, most notably in the office sector where we added Equity Office Properties and Trizec Hahn Corp.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

July 1999

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STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------

COMMON STOCKS (97.2%)
  DIVERSIFIED (8.2%)
       113,900    Crescent Real Estate Equities, Inc. REIT.........  $   2,705
       354,000    Pacific Gulf Properties, Inc. REIT...............      8,009
       230,500    Pennsylvania REIT................................      4,826
       118,000    Rouse Co. REIT...................................      2,994
        43,000    Vornado Realty Trust REIT........................      1,519
    (a)654,898    Wellsford Real Properties, Inc...................      7,040
                                                                     ---------
                                                                        27,093
                                                                     ---------
  HEALTHCARE (0.7%)
       164,600    Meditrust Corp. REIT.............................      2,150
                                                                     ---------
  LODGING/RESORTS (7.3%)
    (a)106,500    Candlewood Hotel Company, Inc....................        399
      (a)9,770    Crestline Capital Corp...........................        164
       380,400    Host Marriot Corp................................      4,517
     (a)32,838    Interstate Hotels Corp...........................        135
    (a)108,300    John Q Hammons Hotels, Inc., Class A.............        454
    (a)192,900    Promus Hotel Corp................................      5,980
       253,137    Starwood Lodging Trust...........................      7,737
         1,000    Sunstone Hotel Investors, Inc. REIT..............          9
  (a)1,012,854    Wyndham International, Inc., Class A.............      4,558
                                                                     ---------
                                                                        23,953
                                                                     ---------
  OFFICE/INDUSTRIAL (33.9%)
     INDUSTRIAL (5.6%)
        29,000    EastGroup Properties, Inc. REIT..................        582
       412,400    Prime Group Realty Trust REIT....................      7,088
       531,260    ProLogis Trust REIT..............................     10,758
                                                                     ---------
                                                                        18,428
                                                                     ---------
     OFFICE/INDUSTRIAL MIXED (1.9%)
       203,110    PS Business Parks, Inc. REIT.....................      4,951
        38,100    Spieker Properties, Inc. REIT....................      1,481
                                                                     ---------
                                                                         6,432
                                                                     ---------
     OFFICE (26.4%)
       532,600    Arden Realty, Inc. REIT..........................     13,115
  (a,d)335,100    Beacon Capital Partners, Inc.....................      6,702
       184,400    Boston Properties, Inc. REIT.....................      6,615
       445,054    Brandywine Realty Trust REIT.....................      8,818
       809,697    Brookfield Properties Corp. (Canada).............     10,534
       326,330    CarrAmerica Realty Corp. REIT....................      8,158
       363,000    Cornerstone Properties, Inc......................      5,763
       441,027    Equity Office Properties Trust REIT..............     11,301
       598,300    Great Lakes, Inc. REIT...........................      9,723
         5,800    Prentiss Properties Trust REIT...................        136
         2,300    SL Green Realty Corp. REIT.......................         47
       292,700    Trizec Hahn Corp.................................      5,964
                                                                     ---------
                                                                        86,876
                                                                     ---------
  TOTAL OFFICE/INDUSTRIAL..........................................    111,736
                                                                     ---------


                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------
  OTHER (1.6%)
    (a)580,384    Atlantic Gulf Communities Corp...................  $     381
     (a)22,530    Merry Land Properties, Inc.......................        111
    (a)320,300    Security Capital Group, Inc., Class B............      4,665
                                                                     ---------
                                                                         5,157
                                                                     ---------
  RESIDENTIAL (23.5%)
     RESIDENTIAL APARTMENTS (18.0%)
        93,000    Amli Residential Properties Trust REIT...........      2,081
       127,300    Apartment Investment & Management Co., Class A
                    REIT...........................................      5,442
       302,610    Archstone Communities Trust REIT.................      6,638
       407,300    Avalon Bay Communities, Inc. REIT................     15,070
       217,500    Berkshire Realty Co., Inc. REIT..................      2,515
       114,218    Equity Residential Properties Trust REIT.........      5,147
       359,200    Essex Property Trust, Inc. REIT..................     12,707
       247,500    Smith (Charles E.) Residential Realty, Inc.
                    REIT...........................................      8,400
        62,300    Summit Properties, Inc. REIT.....................      1,230
                                                                     ---------
                                                                        59,230
                                                                     ---------
     RESIDENTIAL MANUFACTURED HOMES (5.5%)
       547,652    Chateau Communities, Inc. REIT...................     16,395
        61,800    Manufactured Home Communities, Inc. REIT.........      1,607
           400    Sun Communities, Inc. REIT.......................         14
                                                                     ---------
                                                                        18,016
                                                                     ---------
  TOTAL RESIDENTAL.................................................     77,246
                                                                     ---------
  RETAIL (18.3%)
     RETAIL REGIONAL MALLS (8.3%)
       432,600    Simon Property Group, Inc. REIT..................     10,977
       925,578    Taubman Centers, Inc. REIT.......................     12,206
       130,600    Urban Shopping Centers, Inc. REIT................      4,114
                                                                     ---------
                                                                        27,297
                                                                     ---------
     RETAIL STRIP CENTERS (10.0%)
       132,800    Acadia Realty Trust REIT.........................        714
       944,890    Burnham Pacific Property Trust REIT..............     11,634
       402,400    Federal Realty Investment Trust REIT.............      9,230
       103,076    First Washington Realty Trust, Inc. REIT.........      2,410
       175,800    Pan Pacific Retail Properties, Inc. REIT.........      3,417
         7,700    Philips International Realty Corp. REIT..........        130
         2,300    Ramco-Gershenson Properties Trust REIT...........         37
       240,600    Regency Realty Corp. REIT........................      5,278
                                                                     ---------
                                                                        32,850
                                                                     ---------
  TOTAL RETAIL.....................................................     60,147
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

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                                                      U.S. Real Estate Portfolio

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STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------
  SELF STORAGE (3.7%)
       401,866    Public Storage, Inc. REIT........................  $  11,252
        40,000    Shurgard Storage Centers, Inc., Series A REIT....      1,085
                                                                     ---------
                                                                        12,337
                                                                     ---------
TOTAL COMMON STOCKS (Cost $304,887)................................    319,819
                                                                     ---------
CONVERTIBLE PREFERRED STOCKS (0.4%)
  OTHER (0.4%)
    (a)107,021    Atlantic Gulf Communities Corp...................        762
     (a)75,765    Altantic Gulf Communities Corp., Series B........        540
                                                                     ---------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,828)...................      1,302
                                                                     ---------

    NO. OF
   WARRANTS
--------------

WARRANTS (0.0%)
  OTHER (0.0%)
    (a)112,509    Atlantic Gulf Communities Corp., Class A.........         35
    (a)112,509    Atlantic Gulf Communities Corp., Class B.........         35
    (a)112,509    Atlantic Gulf Communities Corp., Class C.........         35
                                                                     ---------
TOTAL WARRANTS (Cost $0)...........................................        105
                                                                     ---------

     FACE
    AMOUNT
    (000)
--------------

CORPORATE BOND (0.8%)
  OFFICE/INDUSTRIAL (0.8%)
     OFFICE (0.8%)
$        2,934    Brookfield Properties Corp. (Canada),
                    6.00%, 2/14/07 (Cost $2,260)...................      2,651
                                                                     ---------
SHORT-TERM INVESTMENT (0.3%)
  REPURCHASE AGREEMENT (0.3%)
           983    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                    7/01/99, to be repurchased at $983,
                    collateralized by U.S. Treasury Bonds, 7.25%
                    due 5/15/16, valued at $1,017 (Cost $983)......        983
                                                                     ---------

                                                                       VALUE
                                                                       (000)
------------------------------------------------------------------------------

TOTAL INVESTMENTS (98.7%) (Cost $309,958)..........................  $ 324,860
                                                                     ---------

OTHER ASSETS (2.1%)
  Cash................................................  $       44
  Dividends Receivable................................       2,387
  Receivable for Investments Sold.....................       3,351
  Receivable for Portfolio Shares Sold................       1,101
  Interest Receivable.................................          64
  Other...............................................           4       6,951
                                                        ----------
LIABILITIES (-0.8%)
  Payable for Investments Purchased...................      (1,773)
  Investment Advisory Fees Payable....................        (652)
  Administrative Fees Payable.........................         (43)
  Directors' Fees & Expenses Payable..................         (17)
  Payable for Portfolio Shares Redeemed...............         (15)
  Distribution Fees Payable...........................          (8)
  Custodian Fees Payable..............................          (7)
  Other Liabilities...................................         (79)     (2,594)
                                                        ----------  ----------
NET ASSETS (100%).................................................  $  329,217
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $  313,429
Undistributed Net Investment Income...............................       5,226
Accumulated Net Realized Loss.....................................      (4,343)
Unrealized Appreciation on Investments and Foreign Currency
  Translations....................................................      14,905
                                                                    ----------
NET ASSETS........................................................  $  329,217
                                                                    ----------
                                                                    ----------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $  314,472
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 22,989,715 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................      $13.68
                                                                    ----------
                                                                    ----------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................     $14,745
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,081,975 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................      $13.63
                                                                    ----------
                                                                    ----------

------------------------------------------------------------

(a)   --  Non-incoming producing security
(d) -- Security is valued at fair value -- see note A-1 to financial statements.
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

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OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.3%
Capital Goods                11.2%
Communication Services       15.0%
Consumer Cyclicals           13.7%
Consumer Staples              2.9%
Energy                        4.8%
Financial                    27.3%
Health Care                   1.7%
Technology                   10.6%
Transportation                1.9%
Utilities                     5.4%
Other                         1.2%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE
INDATA EQUITY-MEDIAN INDEX(1)
-----------------------------------------------

                                           TOTAL RETURNS(2)
                           -------------------------------------------------
                                                                  AVERAGE
                                                     AVERAGE       ANNUAL
                                                     ANNUAL        SINCE
                              YTD       ONE YEAR   FIVE YEARS    INCEPTION
                           ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.....      21.15%      18.98%       22.08%       15.73%
PORTFOLIO -- CLASS B.....      20.91       18.63          N/A        22.01
S&P 500 INDEX -- CLASS
A........................      12.38       22.75        27.87        19.39
INDATA EQUITY-MEDIAN
INDEX -- CLASS A.........       8.36       13.86        22.86        16.96
S&P 500 INDEX -- CLASS
B........................      12.38       22.75          N/A        27.73
INDATA EQUITY-MEDIAN
INDEX -- CLASS B.........       8.36       13.86          N/A        22.45

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation. The Indata Equity-Median Index includes an average asset allocation of 91.7% equity and 8.3% cash based on $455 trillion in assets among 995 portfolios for the period ended June 30, 1999.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities which the Investment advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Our investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment. Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

For the six months ended June 30, 1999, the Portfolio had a total return of 21.15% for the Class A shares and 20.91% for the Class B shares compared to 12.38% for the S&P 500 Index and 8.36% for the Indata Equity-Median Index. For the one year period ended June 30, 1999, the Portfolio had a total return of 18.98% for the Class A shares and 18.63% for the Class B shares compared to 22.75% for the S&P 500 Index and 13.86% for the Indata Equity-Median Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 22.08% compared to 27.87% for the S&P 500 Index and 22.86% for the Indata Equity-Median Index. For the period since inception on January 31, 1990 through June 30, 1999, the average annual total return of Class A shares was 15.73% compared to 19.39% for the S&P 500 Index and 16.96% for the Indata Equity-Median Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 22.01% compared to 27.73% for the S&P 500 Index and 22.45% for the Indata Equity-Median Index.

                                PRICE-EARNINGS  PRICE-TO-BOOK
                                --------------  ------------
(AS OF 30 JUNE)
VALUE EQUITY PORTFOLIO........    15.6 times     4.9 times
S&P 500.......................    25.2 times     8.6 times

For the six months ended June 30, 1999, the S&P/Barra Growth Index returned 10.50%, and the S&P/Barra Value Index returned 12.83%. Equally weighted, the S&P 500 returned 15.4%. The small-cap Indexes were up 9.28% (Russell 2000) and 5.03% (S&P Small-cap). The Lipper Equity-Income Index (Value) was up 9.93%.

So far it has been a tale of two markets. The first quarter of 1999 was a continuation of a very narrow market driven by the mega-cap growth stocks. In the

--------------------------------------------------------------------------------
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OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)
second quarter of 1999 we saw the mirror image of the first quarter of 1999 with a strong rebound in value stocks and the non mega-cap stocks.

For the Portfolio in the first half of 1999, the best performing stocks were Fore Systems, up 149%, Case, up 68%, Nielsen Media Research, up 63%, Philips Electronics, up 39%, BankBoston up 33%, and United Technologies, up 33%. Underperforming stocks were Philip Morris, down 23%, Loews, down 19%, Ashland, down 16%, and NiSource, down 14%.

What follows below is a summary of the two markets: first quarter then second quarter.

FIRST QUARTER OF 1999

For the three months ended March 31, 1999, the Portfolio had a total return of 4.36% for the Class A shares and 4.37% for the Class B shares compared to the S&P 500 return of 5.0%, the S&P/Barra Growth Index returned 7.0%, and the S&P/Barra Value Index return of 2.7%. Equally weighted, the S&P 500 returned 1.3%. The small-cap indexes were down 5.5% (Russell 2000) and 8.4% (S&P Small-cap). The worst performing sectors were S&P utilities, down 10% and Small-cap value, down 10%. The Lipper Equity-Income Index (Value) was up 0.9%.

For the Portfolio, the best performing stocks in the Portfolio were Sprint-PCS, up 92%, Nielsen Media Research (an internet/media company with earnings that was added at a 12 price-earnings last fall), up 82%, United Technologies, up 25%, Lincoln National, up 22% and TJX Companies, up 17%. The worst performing stocks were Philip Morris, down 33%, Meritor Automotive (now a 6 price-earnings), down 26%, Loews, down 24%, Harris, down 21%, and Gulf Stream Aerospace, down 19% (26% growth, upward earnings estimates, and now a 10 price-earnings).

Overall performance was a telescoped version of the last few years: A narrow market increasingly driven by and valued by, a small number of mega-cap stocks with high and increasing valuations. For the first quarter the S&P 100 was up 7.3%, over 15% better than the S&P small-cap Index which was down 8.4%. This quarter also saw the emergence of the mania in Internet stocks.

Performance in the first quarter of 1999 was driven by the recovery in four of our large value holdings: TJMaxx, Lincoln National, United Technologies and Philips Electronics. We also had help from wireless. Lincoln National rose on the news that Aegon, a global Dutch insurer who is buying Transamerica; highlighting the attraction as well as the scarcity of high quality U.S. based financial/insurance companies. TJMaxx's performance was a recovery from the economic-slow down scare in the third quarter of 1998 (which is when TJMaxx was added to the Portfolio). United Technologies and Philips recovered based on good 1998 fourth quarter earnings and solid expectations for 1999. PCS return reflected the value of a nation-wide wireless service. Based on valuation we sold PCS and purchased Telesp Cellular Participacoes, a Brazilian cellular company spun off from Telebras, the Brazilian telecommunications company, and added to our Sprint holdings.

Our biggest positions at March 31, 1999 were AT&T, Sprint, United Technologies, Lincoln National, and Chase Manhattan. These five stocks accounted for 22% of the Portfolio. The top 10 positions had similar characteristics and comprise 41% of the portfolio and include TJMaxx, BankBoston, Allstate, Bell Atlantic, and Philips Electronics. These top 10 comprised the core of the Portfolio.

In the first quarter of 1999 we added to our holding of broadband and wireless stocks when liquidity-driven or momentum selling created discounts to the markets. We added the following companies at average price-earnings of 22 and price-to-sales of 2: 3Com (networking), Newbridge Networks (ATM switches), FORE Systems (ATM switches). We viewed these as reasonable valuations for high quality broadband stocks.

At quarter end the S&P 500 was selling for 25 times 1999 expected earnings. Yet high quality companies were selling at extreme discounts to the market. For example, our holdings included Cordant Technologies which is growing earnings between 8% and 10% and was selling at a price-earnings of 10; Meritor Automotive, recently spun out from Rockwell International, has a strong management team, and was growing by acquisition in a consolidating, but growing, market; it was selling at a price-earnings of 6. The upcoming merger between Fleet and BankBoston is an in-market merger of two strong franchises, combined with BankBoston's profitable Latin America businesses, yet the companies sell at a price-earnings of 13. The core of the Portfolio was comprised of stocks like these, and the portfolio's conservative valuation and yield reflected this with a price-earnings (99) of 15 and a dividend yield of 1.9%.

--------------------------------------------------------------------------------
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OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

SECOND QUARTER OF 1999

For the three months ended June 30, 1999, the Portfolio had a total return of 16.08% for the Class A shares and 15.96% for the Class B shares compared to 7.05% for the the S&P 500, the S&P/Barra Growth Index returned 3.64%, and the S&P/Barra Value Index returned 10.30%. Equally weighted, the S&P 500 returned 13.95%. The small-cap indexes were up 15.55% (Russell 2000) and 15.42% (S&P Small-cap). The Lipper Equity-Income Index (Value) was up 8.95%.

In the second quarter of 1999 the best performing stocks were NOT the mega-cap growth stocks. The result was that most active managers outperformed, small beat large, and for the first time, in a long time, value beat growth.

For the Portfolio, the best performing stocks in the portfolio were Fore Systems, up 149%, Case, up 92%, Meritor Automotive, up 65%, Gulfsteam Aerospace, up 56%, Texas Instruments, up 45% and Harris Corp, up 37%. The worst performing stocks were NiSource, down 3.5%, Allstate, down 2.8%, and TJX Companies down 1.9%.

There are two interesting characteristics of the best performing stocks: One, the average price-earnings of the five best-performing stocks listed above was
11.5 at March 31, 1999. And two, Case, Meritor, and Gulfstream were the worst performing stocks in the first quarter of 1999. This highlights one of the key dimensions of the second quarter of 1999 performance: much of it was a rebound from 1998 and the first quarter of 1999 when the momentum/ growth investors found no valuation was too high to pay for a mega-cap growth stock and no price was too low to sell value stocks. In the second quarter of 1999 we were rewarded for keeping and adding to our "beaten-up" value holdings.

In addition, we reported last quarter that we had added to our basket of broadband stocks, including Fore Systems at $13.5 per share and a 15 price-earnings. Fore Systems was purchased by General Electric of the U.K. in May 1999. We sold our shares at $33, up 149%. While many Broadband and Internet companies have no earnings and are valued at 50-to-100 times revenues, the market, driven by momentum investors, has provided liquidity sell-offs that have produced attractive valuations for both Broadband and Wireless stocks. This quarter the sell-offs hit 3Com (networking) and Newbridge Networks (ATM switches). We have added to both positions.

Our biggest positions are Bell Atlantic, TJX Companies, BankBoston, Allstate and Lincoln National. These five stocks account for 20.2% of the Portfolio. Rounding out the top 10 positions are Meritor, Chase Manhattan Corp, United Technologies and Sprint. These top 10 comprise 37% of the Portfolio.

Something significant occurred in the U.S. market in April: a massive rotation from high price-earnings to low price-earnings and from growth to value. In just three days the Portfolio outperformed the S&P 500 by 450 basis points. Many large high price-earnings stocks were down 5%-to-15% and many low price-earnings stocks were up 10%-to-20%. Just by standing still, as detailed above, the Portfolio started to recoup the underperformance inflicted by momentum investing in the mega-cap growth stocks that dominate the S&P 500 Index. The quarter also saw the collapse in long-time high price-earnings stocks like Compaq, down 25% for the quarter and 43% year-to-date, and McKesson down 51% for the quarter and 59% year-to-date.

A bifurcated U.S. market still exists with the top 20 stocks in the S&P 500 selling at a 1999 price-earnings of 56 while at the same time there is a large supply of good companies selling at reasonable valuations. We are optimistic that as the year progresses we will benefit from additional leptokurtic events that revalue the high price-earnings mega-cap growth stocks. In the meantime we continue to maintain a 15 price-earnings portfolio of good companies with modest-to-good growth prospects.

Stephen C. Sexauer
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

                                      113
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (98.8%)
  BASIC MATERIALS (4.3%)
     CHEMICALS (SPECIALTY) (1.4%)
    35,800  Milennium Chemicals, Inc. ........................  $      844
                                                                ----------
     METALS MINING (2.9%)
   115,100  USEC, Inc.........................................       1,712
                                                                ----------
  TOTAL BASIC MATERIALS.......................................       2,556
                                                                ----------
  CAPITAL GOODS (11.2%)
     AEROSPACE/DEFENSE (4.9%)
    38,000  Cordant Technologies, Inc.........................       1,717
 (a)14,900  Gulfstream Aerospace Corp.........................       1,007
     3,400  Northrop Grumman Corp.............................         225
                                                                ----------
                                                                     2,949
                                                                ----------
     MACHINERY (DIVERSIFIED) (1.7%)
    20,400  Case Corp.........................................         982
                                                                ----------
     MANUFACTURING (DIVERSIFIED) (4.6%)
     7,600  Tyco International Ltd. ..........................         720
    28,100  United Technologies Corp. ........................       2,015
                                                                ----------
                                                                     2,735
                                                                ----------
  TOTAL CAPITAL GOODS.........................................       6,666
                                                                ----------
  COMMUNICATION SERVICES (15.0%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (2.0%)
 (a)11,300  Nextel Communications, Inc., Class A..............         567
 (a)23,100  Telesp Celular Participacoes S.A..................         618
                                                                ----------
                                                                     1,185
                                                                ----------
     TELECOMMUNICATIONS (LONG DISTANCE) (6.1%)
    31,728  AT&T Corp.........................................       1,771
    35,300  Sprint Corp.......................................       1,864
                                                                ----------
                                                                     3,635
                                                                ----------
     TELEPHONE (6.9%)
    40,300  Bell Atlantic Corp................................       2,634
    25,100  U.S. WEST, Inc....................................       1,475
                                                                ----------
                                                                     4,109
                                                                ----------
  TOTAL COMMUNICATION SERVICES................................       8,929
                                                                ----------
  CONSUMER CYCLICALS (13.7%)
     AUTO PARTS & EQUIPMENT (3.7%)
     8,576  Delphi Automotive Systems Corp. ..................         159
    79,966  Meritor Automotive, Inc...........................       2,039
                                                                ----------
                                                                     2,198
                                                                ----------
     AUTOMOBILES (1.4%)
    12,500  General Motors Corp...............................         825
                                                                ----------
     PHOTOGRAPHY/IMAGING (0.7%)
     5,900  Eastman Kodak Co. ................................         400
                                                                ----------
     PUBLISHING (NEWSPAPERS) (0.5%)
    10,100  News Corp., Ltd. ADR..............................         319
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     RETAIL (SPECIALTY) (4.2%)
    75,300  TJX Cos., Inc.....................................  $    2,508
                                                                ----------
     SERVICES (COMMERCIAL & CONSUMER) (3.2%)
 (a)43,233  Nielsen Media Research, Inc.......................       1,265
    24,800  Ogden Corp........................................         668
                                                                ----------
                                                                     1,933
                                                                ----------
  TOTAL CONSUMER CYCLICALS....................................       8,183
                                                                ----------
  CONSUMER STAPLES (2.9%)
     BROADCASTING (TV, RADIO, CABLE) (1.0%)
     8,600  Comcast Corp., Class A............................         330
  (a)3,600  MediaOne Group, Inc...............................         268
                                                                ----------
                                                                       598
                                                                ----------
     SPECIALTY PRINTING (1.2%)
    35,120  R.H. Donnelly Corp. ..............................         687
                                                                ----------
     TOBACCO (0.7%)
    10,800  Philip Morris Cos., Inc...........................         434
                                                                ----------
  TOTAL CONSUMER STAPLES......................................       1,719
                                                                ----------
  ENERGY (4.8%)
     OIL & GAS (REFINING & MARKETING) (0.3%)
     4,700  Ashland, Inc......................................         189
                                                                ----------
     OIL (DOMESTIC INTEGRATED) (4.5%)
     4,600  BP Amoco plc......................................         499
    61,200  Conoco, Inc. .....................................       1,706
    15,000  USX-Marathon Group................................         488
                                                                ----------
                                                                     2,693
                                                                ----------
  TOTAL ENERGY................................................       2,882
                                                                ----------
  FINANCIAL (27.3%)
     BANKS (MAJOR REGIONAL) (9.7%)
    45,800  BankBoston Corp...................................       2,342
    16,700  Bank of New York Co., Inc.........................         613
    26,600  Fleet Financial Group, Inc........................       1,180
    18,400  Mellon Bank Corp..................................         669
    17,400  PNC Bank Corp.....................................       1,003
                                                                ----------
                                                                     5,807
                                                                ----------
     BANKS (MONEY CENTER) (3.4%)
    23,400  Chase Manhattan Corp..............................       2,027
                                                                ----------
     CONSUMER FINANCE (1.0%)
    13,700  Countrywide Credit Industries, Inc................         586
                                                                ----------
     INSURANCE (LIFE & HEALTH) (6.3%)
    19,500  American General Corp.............................       1,470
    43,400  Lincoln National Corp.............................       2,270
                                                                ----------
                                                                     3,740
                                                                ----------
     INSURANCE (MULTI-LINE) (2.6%)
    19,300  Loews Corp........................................       1,527
                                                                ----------
     INSURANCE (PROPERTY-CASUALTY) (3.8%)
    63,800  Allstate Corp.....................................       2,289
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Value Equity Portfolio

                                      114
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  FINANCIAL (CONT.)

     INVESTMENT BANKING & BROKERAGE (0.5%)
     6,767  Bear Stearns Cos., Inc............................  $      316
                                                                ----------
  TOTAL FINANCIAL.............................................      16,292
                                                                ----------
  HEALTHCARE (1.7%)
     HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES) (1.7%)
    13,700  Bausch & Lomb, Inc................................       1,048
                                                                ----------
  TECHNOLOGY (10.6%)
     COMMUNICATION EQUIPMENT (2.4%)
  (a)8,400  AudioCodes Ltd....................................         227
    20,650  Harris Corp.......................................         809
    11,300  Telefonaktiebolaget LM Ericsson ADR...............         372
                                                                ----------
                                                                     1,408
                                                                ----------
     COMPUTERS (NETWORKING) (2.1%)
 (a)18,600  3Com Corp.........................................         496
 (a)26,400  Newbridge Networks Corp...........................         759
                                                                ----------
                                                                     1,255
                                                                ----------
     COMPUTERS (SOFTWARE & SERVICES) (0.9%)
  (a)3,600  BMC Software, Inc. ...............................         194
  (a)6,400  Compuware Corp....................................         204
     8,900  Networks Associates, Inc. ........................         131
                                                                ----------
                                                                       529
                                                                ----------
     ELECTRONICS (COMPONENT DISTRIBUTORS) (2.8%)
    16,516  Philips Electronics N.V. (NY Shares)..............       1,666
                                                                ----------
     ELECTRONICS (DEFENSE) (2.4%)
 (a)20,400  Litton Industries, Inc............................       1,464
                                                                ----------
  TOTAL TECHNOLOGY............................................       6,322
                                                                ----------
  TRANSPORTATION (1.9%)
     AIRLINES (1.9%)
 (a)29,900  Continental Airlines, Inc., Class B...............       1,125
                                                                ----------
  UTILITIES (5.4%)
     ELECTRIC COMPANIES (5.4%)
    15,100  New Century Energies, Inc.........................         586
    84,000  NiSource Inc......................................       2,168
    11,500  Pinnacle West Capital Corp........................         463
                                                                ----------
  TOTAL UTILITIES.............................................       3,217
                                                                ----------
  TOTAL COMMON STOCKS (Cost $46,251)..........................      58,939
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$      718  Chase Securities, Inc. 4.55%, dated 6/30/99, due
              7/01/99, to be repurchased at $718,
              collateralized by U.S. Treasury Bonds, 7.25%,
              due 5/15/16, valued at $745 (Cost $718).........  $      718
                                                                ----------


TOTAL INVESTMENTS (100.0%) (Cost $46,969)....................       59,657
                                                               -----------
OTHER ASSETS (0.2%)
  Cash...........................................  $       47
  Dividends Receivable...........................          45
  Other..........................................          13          105
                                                   ----------
LIABILITIES ( - 0.2%)
  Investment Advisory Fees Payable...............         (59)
  Payable for Portfolio Shares Redeemed..........          (6)
  Administrative Fees Payable....................          (9)
  Directors' Fees & Expenses Payable.............          (8)
  Custodian Fees Payable.........................          (4)
  Distribution Fees Payable......................          (1)
  Other Liabilities..............................         (18)        (105)
                                                   ----------  -----------
NET ASSETS (100%)............................................  $    59,657
                                                               -----------
                                                               -----------

NET ASSETS CONSIST OF:
Paid in Capital..............................................  $    38,753
Undistributed Net Investment Income..........................          142
Accumulated Net Realized Gain................................        8,074
Unrealized Appreciation on Investments.......................       12,688
                                                               -----------
NET ASSETS...................................................  $    59,657
                                                               -----------
                                                               -----------

CLASS A
-------------------------------------------------------------
NET ASSETS...................................................      $59,026
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,536,172 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)............................       $13.01
                                                               -----------
                                                               -----------
CLASS B
-------------------------------------------------------------
NET ASSETS...................................................         $631
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 48,631 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)............................       $12.97
                                                               -----------
                                                               -----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

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                                                          Value Equity Portfolio

                                      115
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OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          16.2%
Brazil             19.0%
Bulgaria            4.2%
Colombia            5.2%
Ecuador             1.2%
Indonesia           1.6%
Ivory Coast         0.9%
Jordan              1.0%
Mexico             20.3%
Morocco             2.7%
Nigeria             0.3%
Panama              2.2%
Peru                2.1%
Philippines         1.8%
Poland              1.6%
Russia              6.9%
South Korea         1.1%
Turkey              4.3%
Venezuela           3.2%
Other               4.2%

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING
MARKETS BOND PLUS INDEX(1)
----------------------------------------------

                                                TOTAL RETURNS(2)
                               --------------------------------------------------
                                                          AVERAGE      AVERAGE
                                                        ANNUAL FIVE  ANNUAL SINCE
                                  YTD       ONE YEAR       YEARS      INCEPTION
                               ----------  -----------  -----------  ------------
PORTFOLIO -- CLASS A.........      11.45%     - 25.50%       11.51%        6.49%
PORTFOLIO -- CLASS B.........      10.90      - 25.48          N/A         6.76
INDEX -- CLASS A.............      10.57       - 4.26        14.22         8.28
INDEX -- CLASS B.............      10.57       - 4.26          N/A        11.75

1. The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. dollar denominated debt instruments in the emerging markets. The Index is composed of Brady Bonds, benchmark Eurobonds, loans and Argentine domestic debt.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government and government-related issuers and, to a lesser extent, of corporate issuers located in emerging countries.

For the six months ended June 30, 1999, the Portfolio had a total return of 11.45% for the Class A shares and 10.90% for the Class B shares compared to a total return of 10.57% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of - 25.50% for the Class A shares and - 25.48% for the Class B shares compared to - 4.26% for the Index. For the five-year period ended June 30, 1999, the Portfolio had a total return of 11.51% for the Class A shares compared to 14.22% for the Index. For the period since inception on February 1, 1994 through June 30, 1999, the average annual total return of Class A shares was 6.49% compared to 8.28% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 6.76% compared to 11.75% for the Index. As of June 30, 1999, the Portfolio had a SEC 30-day yield of 12.79% for the Class A shares and 12.53% for the Class B shares.

The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower Organization for Economic Co-operation and Development (OECD) growth continued, weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. As the year progressed however, many of these negatives which had cast a shadow over emerging markets proved to be less of an obstacle than originally thought. OECD growth as a whole held up better than expected during the first quarter. The Japanese economy stabilized temporarily, which helped to underpin a recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries.

The Portfolio began 1999 reeling from the continued effects of the Brazilian crisis of 1998. During the month of January, emerging markets debt as measured by the JP Morgan Emerging Markets Bond Plus sold off by 3.7%, with spreads widening by 137 basis points to +1,288 basis points over comparable U.S. Treasury securities. Brazil floated its currency. The real subsequently depreciated 42% during the

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Emerging Markets Debt Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
month. The immediate economic fallout was felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. By the end of the first quarter, inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central Bank to lower domestic interest rates sooner than had been anticipated.

Another positive surprise was higher oil prices, which were the result of a mid-March OPEC agreement to cut oil production. This eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remained weak, the positive move in the price of oil since the beginning of the year served as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. To their credit, emerging countries by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

The conflict in Kosovo weighed on the market as Bulgarian assets bore the brunt of investors' fears that the war would spread and destabilize the entire Balkan region.

During the first quarter of 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, emerging market debt had a strong rebound during the latter part of the first quarter of 1999. For the three months ending March 31, 1999 emerging market debt rose 5.06% as measured by the Index.

By the end of June, as measured by the Index the spread had tightened to 1,070 over U.S. Treasuries. The rally in June helped to reclaim some of the losses in May and brought the year-to-date return up to 10.57%. The market rally at the end of the month was spurred by the Federal Open Market Committee (FOMC) adoption of a neutral policy bias after raising the Fed Funds rate by the anticipated amount of 25 basis points. The neutral bias announcement helped to ease investor fears that the Fed was about to undertake a series of interest rate hikes.

In June, Russian assets significantly outperformed the general market, as the prospects for a timely restructuring of outstanding debt improved. In addition, Russia continued to post strong current account surpluses on the back of rising oil prices. Bulgarian assets outperformed the market in the wake of a resolution to the Kosovo conflict and the subsequent discussions by NATO of a Marshall-type plan to rebuild the Balkan region.

The Indonesian economy, which has been lagging the rest of Asia, began to show signs of a rebound as inflation declined significantly and domestic interest rates fell dramatically. The recent rise in oil prices has improved Indonesia's trade balance, which contributed to the country's, albeit modest, current account surplus. This surplus combined with multi lateral aid has led to an increase in international reserves and a rally in the Indonesian rupiah.

On the down side, Ecuador significantly underperformed the market as the country continued to struggle with a domestic political dynamic that has made it impossible for the government to implement the structural reforms necessary to clean up its banking system and secure multi lateral aid.

Stronger growth in the developed world and the related upturn in commodity prices during the last few months have provided a supportive global environment in which most emerging economies have been able to stabilize. In general, spread levels on emerging market debt traded within a relatively narrow (100 basis point) range, albeit with plenty of interim volatility, and healthy returns were earned by "clipping coupons" during the first six months of the year. Additional support for the asset class came from the improved macro-economic fundamentals in many of the large emerging economies.

Non-Japan Asian economies rebounded, partly due to base effects, but also due to increased domestic demand and export volumes. However, these recoveries are fragile and as we have seen in the past, there can be a wide gap between committing to structural reform measures and actually implementing them. Emerging economies are still vulnerable to external shocks such as an inflationary surprise and higher U.S. interest rates. A correction in the financial markets of the developed world would rattle the nascent recoveries in emerging economies, as investors conclude that higher rates and lower asset prices would slow the demand for exports from emerging market economies.

In the near term we do not expect any meaningful sell off in emerging market debt. Despite the incremental

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
improvement in credit fundamentals, the market has not rallied substantially during the first half of the year. At current levels, the downside risks are less worrisome than in times past, as we believe that a healthy amount of skepticism is reflected in today's prices. However, a significant rally in the near term seems unlikely to us as well. Investors appear to be hesitant to commit new money to risky asset classes between now and the end of the year due to concerns over Year 2000 and the direction of U.S. monetary policy. A continuation of the "coupon clipping" environment seems the most likely course during the medium term. We are optimistic that the three main regions of the emerging world will be growing in unison during the latter part of this year, which will improve the fiscal and balance of payments positions of many emerging market countries. This should cause investors perceptions of emerging market risks to fall and allow for increased upside in asset prices.

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

DEBT INSTRUMENTS (92.6%)
  ARGENTINA (16.2%)
     CORPORATE (2.1%)
U.S.$      (e)200  Cablevision S.A., 13.75%, 5/01/09.................  $      182
  ARP         100  CIA International Telecommunications, 10.375%,
                     8/01/04.........................................          79
           (e)850  CIA International Telecommunications, 10.375%,
                     8/01/04.........................................         667
U.S.$      (e)348  Nortel Inversora, Series A, 6.00%, 3/31/07........         209
           (e)200  Supercanal Holdings, 11.50%, 5/15/05..............         108
                                                                       ----------
                                                                            1,245
                                                                       ----------
     SOVEREIGN (14.1%)
            3,960  Republic of Argentia, Global Bond, 11.75%,
                     4/07/09.........................................       3,584
         (v)5,441  Republic of Argentina, Global Bond, Series L,
                     (Floating Rate), (Bearer), 5.938%, 3/31/05......       4,652
                                                                       ----------
                                                                            8,236
                                                                       ----------
                                                                            9,481
                                                                       ----------
  BRAZIL (19.0%)
     SOVEREIGN (19.0%)
               31  Federative Republic of Brazil, C Bond, PIK, 5.00%,
                     4/15/14.........................................          20
         (v)4,829  Federative Republic of Brazil, C Bond, PIK, 8.00%,
                     4/15/14.........................................       3,149
              100  Federative Republic of Brazil, Series L, (Floating
                     Rate), 4.50%, 4/15/09...........................          58
              250  Federative Republic of Brazil, Series L, (Floating
                     Rate), 5.938%, 4/15/09..........................         176
           (v)500  Federative Republic of Brazil, Front Loaded
                     Interest Reduction Bond, Series L, (Floating
                     Rate), 5.00%, 4/15/09...........................         287
            3,620  Federative Republic of Brazil, Debt Conversion
                     Bond, Series L, (Floating Rate), 5.938%,
                     4/15/12.........................................       2,249
         (v)2,300  Federative Republic of Brazil, Debt Conversion
                     Bond, Series L, (Floating Rate), 5.938%,
                     4/15/12.........................................       1,429
         (v)2,600  Federative Republic of Brazil, New Money Bonds,
                     Series L, (Floating Rate), 5.938%, 4/15/09......       1,826


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
U.S.$    (v)$2,423 Federative Republic of Brazil, Series IE-L,
                     (Bearer), (Floating Rate), 5.875%, 4/15/06......  $    1,914
                                                                       ----------
                                                                           11,108
                                                                       ----------
  BULGARIA (4.2%)
     SOVEREIGN (4.2%)
            1,770  Republic of Bulgaria, Discount Bond, Series A,
                     (Floating Rate), 5.875%, 7/28/24................       1,210
         (n,v)750  Republic of Bulgaria, Front Loaded Interest
                     Reduction Bond, Series A, 2.50%, 7/28/12........         458
            1,120  Republic of Bulgaria, Interest Arrears PDI Bond,
                     (Floating Rate), 5.875%, 7/28/11................         774
                                                                       ----------
                                                                            2,442
                                                                       ----------
  COLOMBIA (5.2%)
     CORPORATE (0.3%)
           (n)300  Occidente y Caribe Cellular, Series B, 0.00%,
                     3/15/04.........................................         198
                                                                       ----------
     SOVEREIGN (4.9%)
              510  Republic of Colombia, (Floating Rate), 9.705%,
                     8/13/05.........................................         443
              890  Republic of Colombia, Global Bond, 10.875%,
                     3/09/04.........................................         854
            1,900  Republic of Colombia, Global Bond, 9.75%,
                     4/23/09.........................................       1,570
                                                                       ----------
                                                                            2,867
                                                                       ----------
                                                                            3,065
                                                                       ----------
  ECUADOR (1.2%)
     SOVEREIGN (1.2%)
         (v)1,530  Republic of Ecuador, Discount Bond, (Floating
                     Rate), 6.00%, 2/28/25...........................         716
                                                                       ----------
  INDONESIA (1.6%)
     CORPORATE (0.7%)
              150  Idah Kiat, International Finance, Series B,
                     11.875%, 6/15/02................................         125
              300  Tjiwi Kimia International BV, Global Bond, 13.25%,
                     8/01/01.........................................         258
                                                                       ----------
                                                                              383
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

  INDONESIA (CONT.)

     SOVEREIGN (0.9%)
U.S.$         200  Indonesia Exchange Loan, (Floating Rate), 8.125%,
                     8/25/00.........................................  $      186
              300  Indonesia Exchange Loan, (Floating Rate), 8.375%,
                     8/25/01.........................................         264
              100  Indonesia Exchange Loan, (Floating Rate), 8.625%,
                     8/25/02.........................................          86
                                                                       ----------
                                                                              536
                                                                       ----------
                                                                              919
                                                                       ----------
  IVORY COAST (0.9%)
     SOVEREIGN (0.9%)
         (v)1,500  Ivory Coast, Front Loaded Interest Reduction Bond,
                     (Floating Rate), 2.00%, 3/29/18.................         409
           (n)293  Ivory Coast, PDI Bond, (Floating Rate), 2.00%,
                     3/29/18.........................................         101
                                                                       ----------
                                                                              510
                                                                       ----------
  JORDAN (1.0%)
     SOVEREIGN (1.0%)
         (e,v)443  Government of Jordan, Discount Bond, (Floating
                     Rate), 6.188%, 12/23/23.........................         279
           (v)279  Government of Jordan, Discount Bond, (Floating
                     Rate), 6.188%, 12/23/23.........................         176
              250  Government of Jordon, (Floating Rate), 5.50%,
                     12/23/23........................................         152
                                                                       ----------
                                                                              607
                                                                       ----------
  MEXICO (20.3%)
     CORPORATE (3.1%)
           (e)150  Innova S de R.L., Senior Notes, 12.875%,
                     4/01/07.........................................         119
              440  Petroleos Mexicanos, (Floating Rate), 9.657%,
                     7/15/05.........................................         412
         (e)1,350  Petroleos Mexicanos, 9.50%, 9/15/27...............       1,296
                                                                       ----------
                                                                            1,827
                                                                       ----------
     SOVEREIGN (17.2%)
           (v)200  United Mexican States, Discount Bond, Series A,
                     (Floating Rate), 6.116%, 12/31/19...............         169
         (v)1,500  United Mexican States, Discount Bond, Series B,
                     (Floating Rate), 5.875%, 12/31/19...............       1,264
              900  United Mexican States, Discount Bond, Series C,
                     (Floating Rate), 5.874%, 12/31/19...............         758
           (v)510  United Mexican States, Discount Bond, Series D,
                     (Floating Rate), 6.068%, 12/31/19...............         430

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
U.S.$       2,840  United Mexican States, Global Bond, Series XW,
                     10.375%, 2/17/09................................  $    2,886
              550  United Mexican States, Global Bond, 11.375%,
                     9/15/16.........................................         592
         (v)2,200  United Mexican States, Par Bond, Series W-A,
                     6.25%, 12/31/19.................................       1,639
         (v)3,061  United Mexican States, Par Bond, Series W-B,
                     6.25%, 12/31/19.................................       2,280
                                                                       ----------
                                                                           10,018
                                                                       ----------
                                                                           11,845
                                                                       ----------
  MOROCCO (2.7%)
     SOVEREIGN (2.7%)
            1,920  Government of Morocco, Reconstruction &
                     Consolidation Agreement, Series A, (Floating
                     Rate), 5.906%, 1/01/09..........................       1,550
                                                                       ----------
  NIGERIA (0.3%)
     SOVEREIGN (0.3%)
           (n)410  Nigeria Promissory Note, 5.092%, 1/05/10..........         164
                                                                       ----------
  PANAMA (2.2%)
     SOVEREIGN (2.2%)
       (n,v)1,350  Republic of Panama, Global Bonds, 9.375%,
                     4/01/29.........................................       1,289
                                                                       ----------
  PERU (2.1%)
     SOVEREIGN (2.1%)
          (n,v)50  Republic of Peru, Front Loaded Interest Reduction
                     Bond, (Floating Rate), 3.75%, 3/07/17...........          27
     (e,n,v)1,148  Republic of Peru, Front Loaded Interest Reduction
                     Bond, 3.25%, 3/07/17............................         636
              880  Republic of Peru, PDI Bond, (Floating Rate),
                     4.00%, 3/07/17..................................         543
                                                                       ----------
                                                                            1,206
                                                                       ----------
  PHILIPPINES (1.8%)
     SOVEREIGN (1.8%)
              600  Republic of Philippines, Global Bond, 9.875%,
                     1/15/19.........................................         590
           (v)470  Republic of Phillipines, Front Loaded Interest
                     Reduction Bond, Series B, (Floating Rate),
                     6.00%, 6/01/08..................................         436
                                                                       ----------
                                                                            1,026
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  POLAND (1.6%)
     CORPORATE (1.6%)
U.S.$    (e,n)620  @Entertainment, Inc., 0.00%, 2/01/09..............  $      415
           (e)500  Netia Holdings II B.V., 13.125%, 6/15/09..........         505
                                                                       ----------
                                                                              920
                                                                       ----------
  RUSSIA (6.9%)
     SOVEREIGN (6.9%)
           (e)630  Russian Federation, 8.75%, 7/24/05................         317
         (e)3,420  Russian Federation, 11.00%, 7/24/18...............       1,719
           (v)650  Russian Interest Arrears Note, (Floating Rate),
                     6.063%, 12/15/15................................         104
           15,271  Russian Principal Loans, (Floating Rate), 6.063%,
                     12/15/20........................................       1,880
                                                                       ----------
                                                                            4,020
                                                                       ----------
  SOUTH KOREA (1.1%)
     QUASI-SOVEREIGN (1.1%)
              340  Export-Import Bank of Korea, Global Bond, 6.50%,
                     2/10/02.........................................         333
              350  Korea Electric Power, 7.00%, 10/01/02.............         339
                                                                       ----------
                                                                              672
                                                                       ----------
  TURKEY (1.1%)
     CORPORATE (1.1%)
           (e)100  Cellco Finance NV, 15.00%, 8/01/05................         538
              520  Cellco Finance NV, 15.00%, 8/01/05................         104
                                                                       ----------
                                                                              642
                                                                       ----------
  VENEZUELA (3.2%)
     SOVEREIGN (3.2%)
            2,429  Republic of Venezuela Debt, Conversion Bond,
                     Series DL, (Floating Rate), 6.313%, 12/18/07....       1,883
                                                                       ----------
TOTAL DEBT INSTRUMENTS (Cost $52,150)................................      54,065
                                                                       ----------

     NO. OF                                                              VALUE
     RIGHTS                                                              (000)
---------------------------------------------------------------------------------

RIGHTS (0.0%)
  MEXICO(0.0%)
        4,785,000  United Mexican States, Value Recovery Rights,
                     expiring 6/30/03 (Cost $0)......................  $       --
                                                                       ----------
     NO. OF
    WARRANTS
-----------------
WARRANTS (0.0%)
  ARGENTINA(0.0%)
         (a)1,900  Republic of Argentina, expiring 2/25/00...........           2
                                                                       ----------
  COLOMBIA(0.0%)
      (a,e)12,600  Occidente y Caribe Cellular, expiring 3/15/04.....          22
                                                                       ----------
  POLAND (0.0%)
       (a,e)2,480  @Entertainment Inc., expiring 2/1/09..............          --
                                                                       ----------
TOTAL WARRANTS (Cost $8).............................................          24
                                                                       ----------
      FACE
     AMOUNT
      (000)
-----------------
SHORT-TERM INVESTMENTS (5.1%)
  TURKEY (3.2%)
    TREASURY BILLS
 TRL  321,425,000  43.98%, 9/15/99...................................         650
      830,988,000  65.89%, 2/09/00...................................       1,234
                                                                       ----------
                                                                            1,884
                                                                       ----------
  UNITED STATES (1.9%)
    REPURCHASE AGREEMENT (1.9%)
U.S.$       1,093  Chase Securities, Inc. 4.55%, dated 6/30/99, due
                     7/01/99, to be repurchased at $1,093,
                     collateralized by U.S. Treasury Bonds, 7.25% due
                     5/15/16, valued at $1,128.......................       1,093
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,206)...........................       2,977
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                                         (000)
---------------------------------------------------------------------------------

TOTAL INVESTMENTS 97.7% (Cost $55,364)...............................  $   57,066
                                                                       ----------

OTHER ASSETS (6.5%)
  Interest Receivable......................................  $    1,436
  Receivable for Investments Sold..........................       2,242
  Receivable for Portfolio Shares Sold.....................         124
  Other....................................................           9     3,811
                                                             ----------
LIABILITIES ( - 4.2%)
  Payable for Investments Purchased........................      (2,072)
  Bank Overdraft Payable...................................        (165)
  Investment Advisory Fees Payable.........................        (149)
  Custodian Fees Payable...................................         (21)
  Directors' Fees & Expenses Payable.......................         (13)
  Administrative Fees Payable..............................         (10)
  Payable for Portfolio Shares Redeemed....................          (2)
  Distribution Fees Payable................................          (1)
  Other Liabilities........................................         (35)   (2,468)
                                                             ----------  --------
NET ASSETS (100%)......................................................  $ 58,409
                                                                         --------
                                                                         --------

NET ASSETS CONSIST OF:
Paid in Capital........................................................  $155,296
Undistributed Net Investment Income....................................     3,129
Accumulated Net Realized Loss..........................................  (101,690)
Unrealized Appreciation on Investments and Foreign Currency
  Translations.........................................................     1,674
                                                                         --------
NET ASSETS.............................................................  $ 58,409
                                                                         --------
                                                                         --------

                                                                          AMOUNT
                                                                          (000)
---------------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------------
NET ASSETS.............................................................   $57,403
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 19,637,953 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................     $2.92
                                                                         --------
                                                                         --------
CLASS B:
-----------------------------------------------------------------------
NET ASSETS.............................................................    $1,006
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 340,684 outstanding $0.001 par value shares (authorized
  500,000,000 shares)..................................................     $2.95
                                                                         --------
                                                                         --------

------------------------------------------------------------

(a)   --  Non-income producing security
(e)   --  144A security -- certain conditions for public resale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP   --  Argentine Peso
PDI   --  Past Due Interest
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
TRL   --  Turkish Lira
Floating Rate Security -- The interest rate on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1999.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
OVERVIEW
JUNE 30, 1999
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government & Agency Obligations      47.9%
Collateralized Mortgage Obligation         6.7%
Corporate Bonds and Notes                 34.9%
Asset Backed Securities                    7.4%
Yankee Bond                                0.9%
Foreign Government Obligation Bond         0.4%
Other                                      1.8%

PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
------------------------------------------------

                                                TOTAL RETURNS(2)
                               ---------------------------------------------------
                                                         AVERAGE        AVERAGE
                                                       ANNUAL FIVE   ANNUAL SINCE
                                  YTD       ONE YEAR      YEARS        INCEPTION
                               ----------  ----------  ------------  -------------
PORTFOLIO -- CLASS A.........      -2.10%       1.68%        7.79%         7.63%
PORTFOLIO -- CLASS B.........      -2.23        1.54          N/A          5.47
INDEX -- CLASS A.............      -1.37        3.15         7.83          7.82
INDEX -- CLASS B.............      -1.37        3.15          N/A          5.82

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks to provide a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the six months ended June 30, 1999, the Portfolio had a total return of -2.10% for the Class A shares and -2.23% for the Class B shares compared to -1.37% for the Lehman Aggregate Bond Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 1.68% for the Class A shares and 1.54% for the Class B shares compared to 3.15% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 7.79% compared to 7.83% for the Index. For the period since inception on May 15, 1991 through June 30, 1999, the average annual total return of Class A shares was 7.63% compared to 7.82% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 5.47% compared to 5.82% for the Index. As of June 30, 1999, the Portfolio had a SEC 30-day yield of 6.24% for the Class A shares and 6.09% for the Class B shares.

Interest rates continued to move higher during the second quarter in reaction to both disappointing inflation data and concerns regarding potential monetary policy actions by the Federal Reserve.

The key economic release during the quarter was the 0.4% rise in April's core (i.e., ex-food & energy) component of the Consumer Price Index, which renewed concerns about inflation risks in a buoyant economy. This triggered a sharp sell-off, which worsened when the market learned of the Fed's adoption in mid-May of an asymmetrical policy bias in favor of a tighter monetary policy. This was soon followed by a series of unambiguous comments from various Fed officials that clearly foreshadowed the widely anticipated 25 basis point rise in the target federal funds rate announced in late June.

Our view is that the Fed's tightening action should be interpreted as a withdrawal of one of the three, 25-basis point easing moves initiated in late 1998, all of which were driven by concerns regarding global financial conditions. The Fed's own words accompanying its recent rate hike serve as evidence as to how far we have come over the past nine months: "Financial strain has eased, foreign economies have firmed, and economic activity in the United States has

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
OVERVIEW
JUNE 30, 1999
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
moved forward at a brisk pace." While it is possible that the Fed could take back one or both of the remaining late 1998 easing actions, the good news for bond investors is that the yield-curve already reflects expectations that this will occur, and that real interest rates are now at very attractive levels.

Our above-benchmark interest-rate sensitivity (IRS) strategy hurt relative returns due to the increase in interest rates during the quarter. We ended the period with our effective duration at about .2-.3 years above the benchmark.

A modest yield-curve strategy, involving an underweight in intermediates in favor of longer maturities, had a favorable effect on relative returns during the periods. Treasury Inflation Protected Securities (TIPS) have been part of our Portfolio for the past three quarters. While these securities continue to offer attractive real yields, the advantage of owning TIPS instead of nominal Treasuries has diminished. In response, we trimmed the TIPS position during the second quarter.

After a good first quarter, both corporates and mortgages had a difficult second quarter. The widening in corporate yield spreads was due to increased issuance of corporate debt and a volatile stock market, and not due to any broader concerns regarding corporate credit quality. In general, the combination of attractive yield spreads and favorable fundamentals supports a continued overweighted position in corporates within our full-discretion strategies. The corporate Portfolio is well-diversified, and overall credit quality remains high.

Mortgage yield spreads widened in sympathy with the behavior of other non-Treasury sectors. As a result, option-adjusted yield spreads on lower-coupon fixed-rate securities ended the quarter at their widest levels since January. As value investors, we added to the mortgage position when yield spreads widened. Lower-coupon fixed-rate mortgage-backeds remain the heart of our mortgage strategy due to a favorable combination of low prepayment risk and attractive yield spreads. Even with the overweighted position in mortgages, the Portfolio's sensitivity to prepayment risk remains below that of the broader mortgage market.

As has been the case for over a year, real interest rates in the U.S. are at or above those prevailing in the other major industrialized countries, so we continue to have no allocation to non-dollar securities within the Portfolio.

Warren Ackerman, III
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Fixed Income Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

FIXED INCOME SECURITIES (98.2%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (47.9%)
     FEDERAL HOME LOAN MORTGAGE CORPORATION (8.4%)
$               6  13.00%, 9/01/10...................................  $        7
           17,783  6.00%, 12/01/28...................................      16,722
                                                                       ----------
                                                                           16,729
                                                                       ----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (23.4%)
            2,842  6.00%, 9/01/10....................................       2,757
            3,982  6.00%, 2/01/11....................................       3,854
            2,014  8.00%, 2/01/12....................................       2,068
            6,376  6.00%, 4/01/13....................................       6,159
            7,418  5.50%, 5/01/14....................................       7,019
           16,328  6.00%, 4/01/28....................................      15,338
            9,901  6.00%, 2/01/29....................................       9,301
                                                                       ----------
                                                                           46,496
                                                                       ----------
     U.S. TREASURY BONDS (9.0%)
           14,750  8.125%, 8/15/19...................................      17,815
                                                                       ----------
     U.S. TREASURY NOTES (7.1%)
            9,000  6.00%, 7/31/02....................................       9,094
            5,000  5.75%, 8/15/03....................................       5,003
                                                                       ----------
                                                                           14,097
                                                                       ----------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.......................      95,137
                                                                       ----------
  CORPORATE BONDS AND NOTES (34.9%)
     AUTOMOTIVE (1.8%)
            2,000  Delphi Auto Systems Corp.,
                     7.125%, 5/01/29.................................       1,848
            2,000  Ford Motor Co., 6.375%, 2/01/29...................       1,736
                                                                       ----------
                                                                            3,584
                                                                       ----------
     BANKING (0.7%)
            1,500  Chase Manhattan Corp., 6.00%, 2/15/09.............       1,390
                                                                       ----------
     CHEMICALS (2.4%)
         (e)1,000  DSM N.V., 6.25%, 5/15/04..........................         977
         (e)2,000  Monsanto Co., 6.60%, 12/01/28.....................       1,777
         (e)2,000  Rohm & Haas Co., 7.85%, 7/15/29...................       1,998
                                                                       ----------
                                                                            4,752
                                                                       ----------
     ELECTRONICS (1.5%)
            3,000  Sony Corp., 6.125%, 3/04/03.......................       2,979
                                                                       ----------
     FINANCE (21.8%)
            2,000  Ahold Finance, 6.875%, 5/01/29....................       1,864
         (e)2,000  American General Institutional Capital, Series A,
                     7.57%, 12/01/45.................................       1,962
            2,500  Associates Corp. of North America, 5.80%,
                     4/20/04.........................................       2,409
         (e)2,000  BT Capital Trust, Series B1, 7.90%, 1/15/27.......       1,956
            3,000  CNA Financial Corp., 6.50%, 4/15/05...............       2,906
            2,000  Donaldson, Lufkin & Jenrette, Inc., 6.90%,
                     10/01/07........................................       1,957
         (e)2,500  Farmers Exchange Capital, 7.05%, 7/15/28..........       2,259


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
$        (e)2,000  First Chicago Corp., 7.75%, 12/01/26..............  $    1,960
            2,000  Ford Motor Credit Co., 6.125%, 4/28/03............       1,972
            2,000  General Motors Acceptance Corp.,
                     6.75%, 2/07/02..................................       2,016
         (e)1,500  Goldman Sachs Group, 6.34%, 3/01/06...............       1,449
            1,650  John Hancock, 7.375%, 2/15/24.....................       1,638
            2,350  Lehman Brothers Holdings, Inc.,
                     6.625%, 4/01/04.................................       2,289
         (e)3,000  Liberty Mutal Insurance Co., 8.20%, 5/04/07.......       3,121
         (e)2,000  Lumbermans Mutual Casualty Co.,
                     8.45%, 12/01/2097...............................       1,873
            3,000  Merrill Lynch & Co., 6.00%, 2/12/03...............       2,957
         (e)2,500  Prudential Insurance Co., 6.375%, 7/23/06.........       2,420
            2,000  Salomon, Inc., 7.30%, 5/15/02.....................       2,048
            1,500  Simon Debartolo Group, MTN,
                     7.125%, 9/20/07.................................       1,439
         (e)2,873  World Financial Properties, Series 96 WFP-B,
                     6.91%, 9/01/13..................................       2,798
                                                                       ----------
                                                                           43,293
                                                                       ----------
     HEALTHCARE SUPPLIES & SERVICES (0.8%)
            1,500  Columbia/HCA Healthcare, MTN, 8.85%, 1/01/07......       1,515
                                                                       ----------
     MULTI-INDUSTRY (0.4%)
         (e)1,000  Lowes Companies Inc., 6.50%, 3/15/29..............         892
                                                                       ----------
     TELECOMMUNICATIONS (2.2%)
            1,600  AT&T Corp., 6.50%, 3/15/29........................       1,444
            3,000  Worldcom, Inc., 6.40%, 8/15/05....................       2,935
                                                                       ----------
                                                                            4,379
                                                                       ----------
     TRANSPORTATION-ROAD & RAIL (0.7%)
            1,500  Union Pacific Co., 6.625%, 2/01/29................       1,315
                                                                       ----------
     UTILITIES (2.6%)
            2,000  Conoco Inc., 6.95%, 4/15/29.......................       1,876
            1,700  Endesa-Chile (Yankee Bond),
                     7.75%, 7/15/08..................................       1,589
         (e)1,851  Oil Enterprises Ltd., 6.239%, 6/30/08.............       1,795
                                                                       ----------
                                                                            5,260
                                                                       ----------
  TOTAL CORPORATE BONDS AND NOTES....................................      69,359
                                                                       ----------
  ASSET BACKED SECURITIES (7.4%)
         (e)3,000  Aesop Funding II LLC, Series 97-1, Class A1,
                     6.22%,10/20/01..................................       3,005
            5,000  Ford Credit Auto Owner Trust, Series 98-B, Class
                     A3, 5.85%, 10/15/01.............................       5,000
            2,161  Mid-State Trust, Series IV A, 8.33%, 4/01/30......       2,264
            1,250  Peco Energy Transition Trust, Series 99-A, Class
                     A6, 6.05%, 3/01/09..............................       1,197
            3,250  Team Fleet Financing Corp., Series 97-1A, 7.35%,
                     5/15/03.........................................       3,313
                                                                       ----------
  TOTAL ASSET BACKED SECURITIES......................................      14,779
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATION (6.7%)
$           3,000  COMED, Series 98-1, Class A2, SEQ 5.29%,
                     6/25/03.........................................  $    2,968
              641  Chase Commercial Mortgage Securities Corp., Series
                     97-2, Class A1, 6.45%, 12/19/04.................         640
            2,794  First Union-Lehman Brothers Commercial Mortgage,
                     6.479%, 3/18/04.................................       2,783
            3,983  Lehman Brothers Large Loan, Series 97-LLIA1,
                     6.79%, 6/12/04..................................       4,048
            2,721  Merrill Lynch Mortgage Investors, Inc., Series
                     98-C2, Class A1, 6.22%, 2/15/30.................       2,679
              227  Resolution Trust Corp., Series 91-M5, Class A,
                     9.00%, 3/25/17..................................         227
                                                                       ----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATION...........................      13,345
                                                                       ----------
YANKEE BOND (0.9%)
            2,000  Republic of Colombia 9.75%, 4/23/09...............       1,670
                                                                       ----------
FOREIGN GOVERNMENT OBLIGATION BOND (0.4%)
           (e)750  State of Qatar, 9.50%, 5/21/09....................         766
                                                                       ----------
TOTAL FIXED INCOME SECURITIES (Cost $200,719)........................     195,056
                                                                       ----------
SHORT-TERM INVESTMENT (1.7%)
  REPURCHASE AGREEMENT (1.7%)
            3,458  Chase Securities, Inc. 4.55%, dated 6/30/99, due
                     7/01/99, to be repurchased at $3,458,
                     collateralized by U.S. Treasury Bonds, 7.25% due
                     5/15/16, valued at $3,573 (Cost $3,458).........       3,458
                                                                       ----------

                                                                          VALUE
                                                                          (000)
---------------------------------------------------------------------------------

TOTAL INVESTMENTS (99.9%) (Cost $204,177)..............................  $198,514
                                                                         --------
OTHER ASSETS (1.3%)
  Interest Receivable......................................  $    2,420
  Receivable for Portfolio Shares Sold.....................         104
  Receivable for Investment Sold...........................           8
  Other....................................................          11     2,543
                                                             ----------
LIABILITIES (-1.2%)
  Payable for Investment Purchased.........................      (1,999)
  Payable for Portfolio Shares Redeemed....................        (203)
  Investment Advisory Fees Payable.........................        (120)
  Administrative Fees Payable..............................         (27)
  Directors' Fees & Expenses Payable.......................         (14)
  Custodian Fees Payable...................................          (4)
  Distribution Fees Payable................................          (1)
  Other Liabilities........................................         (27)   (2,395)
                                                             ----------  --------
NET ASSETS (100%)......................................................  $198,662
                                                                         --------
                                                                         --------

NET ASSETS CONSIST OF:
Paid in Capital......................................................  $203,657
Undistributed Net Investment Income..................................     1,094
Accumulated Net Realized Loss........................................      (426)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.......................................................    (5,663)
                                                                       --------
NET ASSETS...........................................................  $198,662
                                                                       --------
                                                                       --------

CLASS A:
---------------------------------------------------------------------
NET ASSETS...........................................................  $196,279
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,518,859 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)....................................    $10.60
                                                                       --------
                                                                       --------
CLASS B:
---------------------------------------------------------------------
NET ASSETS...........................................................    $2,383
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 224,587 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)....................................    $10.61
                                                                       --------
                                                                       --------

------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist. MTN -- Medium Term Note

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Fixed Income Portfolio

                                      126
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar          2.4%
British Pound              7.8%
Canadian Dollar            3.4%
Danish Krone               6.2%
Euro                      29.5%
Japanese Yen              10.2%
Swedish Krona              4.5%
United States Dollar      25.7%
Other                     10.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
---------------------------------------------

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX(1)
-------------------------------------

                                             TOTAL RETURNS(2)
                            --------------------------------------------------
                                                                    AVERAGE
                                                      AVERAGE        ANNUAL
                                                       ANNUAL        SINCE
                               YTD       ONE YEAR    FIVE YEARS    INCEPTION
                            ----------  ----------  ------------  ------------
PORTFOLIO -- CLASS A......      -7.32%       2.00%        6.47%         6.72%
PORTFOLIO -- CLASS B......      -7.46        1.74          N/A          3.58
INDEX -- CLASS A..........      -7.19        3.63         6.56          7.82
INDEX -- CLASS B..........      -7.19        3.63          N/A          3.64

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

For the six months ended June 30, 1999, the Portfolio had a total return of -7.32% for the Class A shares and -7.46% for the Class B shares compared to a total return of -7.19% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 2.00% for the Class A shares and 1.74% for the Class B shares compared to 3.63% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 6.47% compared to 6.56% for the Index. For the period since inception on May 1, 1991 through June 30, 1999, the average annual total return of Class A shares was 6.72% compared to 7.82% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 3.58% compared to 3.64% for the Index. As of June 30, 1999, the Portfolio had a SEC 30-day yield of 4.03% for the Class A shares and 3.88% for the Class B shares.

Bond markets in the dollar bloc and Europe underwent a significant change in sentiment during the first half of 1999 and yields rose across the curve in response to the more positive outlook for the global economy. In contrast, bond yields in Japan fell marginally producing modest positive returns.

In the U.S., ten-year yields ended the period more than a 100 basis points higher on continued evidence of strong growth and the increased risk and subsequent delivery of tighter monetary policy by the Federal Reserve. In Europe, domestic factors were more bond supportive given the lack of inflationary pressures, the persistently weak economic data emanating from many countries, particularly Germany, and the European Central Bank's 50 basis points cut in interest rates in April. However, European bonds could not wholly disregard the move in the U.S. market and yields also rose, particularly in June on apparent selling by Japanese institutions. As a result, euro ten-year yields ended the period approximately 60 basis points higher. Within the peripheral markets, Denmark outperformed the euro-denominated markets while Sweden and the U.K. underperformed.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

                                      127
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
In Japan, the bond market rallied from its sharp sell off in December/January as the targeting of a zero overnight call rate by the Bank of Japan signaled a considerable shift in monetary policy. More recently, Japanese bonds have weakened on signs that the economy was not as weak as had been previously thought.

While rising yields had a negative impact on the absolute return of the Portfolio over the period, the more important factor was the appreciation of the U.S. dollar. The dollar appreciated 12.2% versus the euro and 6.8% versus the Japanese yen in the six month period.

In terms of relative performance, our underweight exposure to the Japanese market and our lack of exposure to the ultra-long part of the U.K. curve were both negatives. Yield curve/interest rate strategy made a slight positive contribution to performance as our barbell position outperformed. Our exposure to the credit sector made a marginal negative contribution to performance. In terms of currency, while our overweighting to the U.S. dollar versus the Japanese yen was a positive, this was balanced by the negative impact of our overweighting to European currencies versus the yen.

The Portfolio remained long duration in the dollar bloc and European markets and short duration in the Japanese market. In terms of currency exposure, the Portfolio remained underweight the Japanese yen and broadly neutral on the U.S. dollar versus the euro. In terms of strategy, the Portfolio added exposure to the peripheral European markets, moving to an overweight position in Danish bonds and the Danish krona and an overweight position in the Swedish krona. The Portfolio also continued to increase exposure to the credit sector, focusing on U.S. dollar denominated issues.

The ongoing strength of the U.S. real economy and the more stable global environment suggest that the Federal Reserve is likely to follow its end June rise in interest rates with at least another 25 basis points of tightening. While a cautious Fed move is priced into the bond market, there is a risk that the Fed will embark on a normal tightening cycle. However, we believe the U.S. economy will experience a slowdown later this year as real incomes fall and stock market gains level off. U.S. bonds may therefore experience a significant drop in yields even with a modest Fed tightening and we remain long duration. Within Europe, the sell off in the bond market in June was at odds with the domestic economy which continued to exhibit a lack of inflationary pressures although signs of a rebound in economic activity in the second half of 1999 did emerge. Technical factors, namely the rumored selling of European bonds by Japanese institutions, appeared to be more important as was the persistent weakness in the euro. As such our positive view on European bonds remains intact. In Japan, sentiment on the economy remains extremely negative but given the low level of real yields and our long-standing concern regarding supply, we remain underweight exposure.

Recent Japanese repatriation out of European securities and Japan's persistent current account surplus are supportive of the yen. However, we believe the Bank of Japan remains committed to playing a key supportive role to the struggling economy, by means of intervention in the currency markets and by keeping cash rates close to zero. This will clearly be negative for the yen. While we have been surprised by the weakness of the euro year-to-date, we believe that a modest pick up in the European economy and an improving current account will provide support from current levels.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

                                      128
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (89.7%)
  AUSTRALIAN DOLLAR (2.4%)
     GOVERNMENT BOND (1.5%)
   AUD   700    Government of Australia 10.00%, 10/15/02.........  $    521
                                                                   --------
     U.S. GOVERNMENT & AGENCY OBLIGATIONS-GLOBAL (0.9%)
         500    Federal National Mortgage Association-Global
                  6.375%, 8/15/07................................       324
                                                                   --------
                                                                        845
                                                                   --------
  BRITISH POUND (7.8%)
     GOVERNMENT BONDS (7.8%)
  GBP    125    United Kingdom Treasury Gilt 8.00%, 6/10/03......       214
       1,350    United Kingdom Treasury Gilt 8.50%, 7/16/07......     2,543
                                                                   --------
                                                                      2,757
                                                                   --------
  CANADIAN DOLLAR (3.4%)
     GOVERNMENT BOND (3.4%)
  CAD  1,500    Government of Canada 8.75%, 12/01/05.............     1,194
                                                                   --------
  DANISH KRONE (6.2%)
     GOVERNMENT BONDS (6.2%)
  DKK  4,800    Kingdom of Denmark 8.00%, 5/15/03................       757
       4,600    Kingdom of Denmark 7.00%,12/15/04................       719
       4,400    Kingdom of Denmark 8.00%, 3/15/06................       730
                                                                   --------
                                                                      2,206
                                                                   --------
  EURO (29.5%)
     CORPORATE BONDS (1.2%)
   EUR   400    Kredit Fuer Wiederaufbau 5.00%, 1/04/09..........       423
                                                                   --------
     GOVERNMENT BONDS (28.3%)
       1,000    Buoni Poliennali Del Tesoro 9.50%, 2/01/06.......     1,329
       2,500    Deutschland Republic, Series 91, 8.375%,
                  5/21/01........................................     2,821
         400    Government of France 4.50%, 7/12/03..............       423
       1,000    Government of France 6.00%, 10/25/25.............     1,113
       1,150    Government of Germany 6.25%, 1/04/24.............     1,319
       1,000    Government of The Netherlands, Series 1, 8.25%,
                  2/15/02........................................     1,153
         200    Kingdom of Belgium 9.20%, 6/28/10................       236
         750    Spanish Government 5.15%, 7/30/09................       794
         700    Treuhandanstalt 7.50%, 9/09/04...................       837
                                                                   --------
                                                                     10,025
                                                                   --------
                                                                     10,448
                                                                   --------
  JAPANESE YEN (10.2%)
     GOVERNMENT BONDS (10.2%)
 JPY 300,000    Government of Japan, Series 207, 0.90%,
                  12/22/08.......................................     2,321
     130,000    International Bank for Reconstruction &
                  Development 4.75%, 12/20/04....................     1,279
                                                                   --------
                                                                      3,600
                                                                   --------


    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

  SWEDISH KRONA (4.5%)
     GOVERNMENT BONDS (4.5%)
  SEK  7,000    Swedish Government 13.00%, 6/15/01...............  $    964
       4,900    Swedish Government 6.00%, 2/09/05................       615
                                                                   --------
                                                                      1,579
                                                                   --------
  UNITED STATES DOLLAR (25.7%)
     ASSET BACKED SECURITIES (2.9%)
U.S.$    460    Delta Funding Home Equity Loan Trust, Series
                  97-1, 7.21%, 4/25/29...........................       465
      (e)150    Dredner Funding Trust, 5.79%, 6/30/11............       155
         394    Mid-State Trust, Series IV A, 8.33%, 4/01/30.....       412
                                                                   --------
                                                                      1,032
                                                                   --------
     COLLATERIZED MORTGAGE OBLIGATIONS (1.5%)
         525    Asset Securitization Corp., Series 95-MD4 A1,
                  CMO, 7.10%, 8/13/29............................       530
                                                                   --------
     CORPORATE BONDS AND NOTES (7.0%)
         260    AT&T Corp., 6.50%, 3/15/29.......................       234
         200    Conoco, Inc., 6.95%, 4/15/29.....................       187
      (e)250    Farmers Exchange Capital, 7.05%, 7/15/28.........       227
      (e)150    First Chicago Corp., 7.75%, 12/01/26.............       147
      (e)100    Florida Windstorm, 7.125%, 2/25/19...............        96
         250    Ford Motor Co. 6.375%, 2/01/29...................       217
         150    General Motors 6.75%, 5/01/28....................       138
         300    Lucent Technologies 6.45%, 3/15/29...............       274
         250    Merrill Lynch & Co., Inc. 6.875%, 11/15/18.......       233
      (e)300    Metropolitan Life Insurance 7.45%, 11/01/23......       292
      (e)200    Monsanto Co., 6.60%, 12/01/28....................       178
      (e)300    Nationwide Mutual Insurance 7.50%, 2/15/24.......       285
                                                                   --------
                                                                      2,508
                                                                   --------
     EUROBONDS (2.2%)
         400    Deutsche Ausgleichsbank 4.00%, 7/04/09...........       388
         400    Deutsche Ausgleichsbank, Series E, MTN, 5.125%,
                  9/22/03........................................       382
                                                                   --------
                                                                        770
                                                                   --------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.1%)
      U.S. TREASURY BOND (7.3%)
       2,590    6.25%, 8/15/23...................................     2,592
                                                                   --------
      U.S. TREASURY NOTES (4.8%)
         700    6.25%, 10/31/01..................................       710
         950    7.50%, 2/15/05...................................     1,023
                                                                   --------
                                                                      1,733
                                                                   --------
                                                                      9,165
                                                                   --------
TOTAL FIXED INCOME SECURITIES (89.7%) (Cost $33,564).............    31,794
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.3%)
  REPURCHASE AGREEMENT (8.3%)
U.S.$  2,942    Chase Securities, Inc. 4.55%, dated 6/30/99, due
                  7/01/99, to be repurchased at $2,942,
                  collateralized by U.S. Treasury Bonds, 7.25%,
                  due 5/15/16, valued at $3,039 (Cost $2,942)....  $  2,942
                                                                   --------
FOREIGN CURRENCY (0.0%)
  GBP      3    British Pound (Cost $5)..........................         5
                                                                   --------

TOTAL INVESTMENTS (98.0%) (Cost $36,511)...........................    34,741
                                                                     --------
OTHER ASSETS (2.2%)
  Interest Receivable..................................  $      585
  Receivable for Investments Sold......................         126
  Foreign Withholding Tax Reclaim Receivable...........          35
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts..........................................           9
  Other................................................           6       761
                                                              -----
LIABILITIES ( - 0.2%)
  Investment Advisory Fees Payable.....................         (11)
  Administrative Fees Payable..........................          (8)
  Custodian Fees Payable...............................          (7)
  Directors' Fees & Expenses Payable...................          (7)
  Bank Overdraft Payable...............................          (2)
  Other Liabilities....................................         (26)      (61)
                                                              -----  --------
NET ASSETS (100%)..................................................  $ 35,441
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $ 37,841
Undistributed Net Investment Income................................       752
Accumulated Net Realized Loss......................................    (1,275)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.....................................................    (1,877)
                                                                     --------
NET ASSETS.........................................................  $ 35,441
                                                                     --------
                                                                     --------


                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................  $ 35,117
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 3,048,372 outstanding $0.001 par value shares
 (authorized 500,000,000 shares)...................................    $11.52
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................      $324
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 28,212 outstanding $0.001 par value shares
 (authorized 500,000,000 shares)...................................    $11.48
                                                                     --------
                                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                  NET
 CURRENCY TO                          IN EXCHANGE              UNREALIZED
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE    GAIN (LOSS)
    (000)       (000)       DATE         (000)       (000)       (000)
-------------  --------  ----------  -------------  --------  ------------
GBP       270  $   426    9/16/99    U.S.$    435   $   435       $  9
               --------                             --------        --
               --------                             --------        --

------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public resale may exist. CMO -- Collateralized Mortgage Obligation
MTN -- Medium Term Notes

------------------------------------------------------------
         SUMMARY OF FIXED INCOME SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
---------------------------------------------------------------
Finance................................  $  5,263         14.8%
Foreign Government and Agency
  Obligations..........................    21,882         61.9
U.S. Government and Agency
  Obligations..........................     4,649         13.0
                                         --------        -----
                                         $ 31,794         89.7%
                                         --------        -----
                                         --------        -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
OVERVIEW
JUNE 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds and Notes       91.7%
Mortgage Pass Thru               1.4%
Warrants                         1.1%
Preferred Stocks                 2.0%
Other                            3.8%

PERFORMANCE COMPARED TO THE CS FIRST BOSTON
HIGH YIELD INDEX(1)
------------------------------------------------

                                                TOTAL RETURNS(2)
                               --------------------------------------------------
                                                          AVERAGE      AVERAGE
                                                        ANNUAL FIVE  ANNUAL SINCE
                                  YTD       ONE YEAR       YEARS      INCEPTION
                               ----------  -----------  -----------  ------------
PORTFOLIO -- CLASS A.........       4.14%        3.08%       11.54%       11.49%
PORTFOLIO -- CLASS B.........       4.05         2.93          N/A        10.39
INDEX -- CLASS A.............       2.82       - 0.85         9.31         9.43
INDEX -- CLASS B.............       2.82       - 0.85          N/A         7.99

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD FIXED INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

For the six months ended June 30, 1999, the Portfolio had a total return of 4.14% for the Class A shares and 4.05% for the Class B shares compared to 2.82% for the CS First Boston High Yield Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 3.08% for the Class A shares and 2.93% for the Class B shares compared to -0.85% for the Index. For the five-year period ended June 30, 1999, the average annual total return of Class A shares was 11.54% compared to 9.31% for the Index. For the period since inception on September 28, 1992 through June 30, 1999, the average annual total return of Class A shares was 11.49% compared to 9.43% for the Index. For the period since inception on January 2, 1996 through June 30, 1999, the average annual total return of Class B shares was 10.39% compared to 7.99% for the Index. As of June 30, 1999, the Portfolio had a SEC 30-day yield of 10.01% for the Class A shares and 9.76% for the Class B shares.

The Portfolio slightly outperformed the CS First Boston High Yield Index for the second quarter ended June 30th. Initially, high yield bonds performed well, supported by merger and investment activity in the telecommunications and cable industries, and positive fund flows. By May, liquidity concerns, technical conditions, and rising rates contributed to lower prices. Exposure to non-U.S. issues and telecommunications and cable sectors had the largest positive impact on results. Holdings in healthcare, retail and gaming sectors also helped performance. Underweighting in the commodity and cyclical sectors, which performed well, and security selection detracted from returns. The Portfolio continued to benefit from merger and investment activities in telecommunications and cable sectors that have been generally favorable for credit quality. Prices of many issues not directly involved in transactions have also benefited.

The Portfolio remains overweighted in the telecommunications and cable sectors, where we continue to find value. We continue to selectively add to commodity and cyclical issues, where we remain underweighted, and are finding value in the gaming

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
OVERVIEW
JUNE 30, 1999
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
sector. The Portfolio remains overweighted in healthcare and retail, and maintains exposure to non-U.S. issues.

We expect economic growth to moderate and inflation to remain close to current levels, which should be an attractive environment for high yield bonds. We continue to believe that high yield bonds offer attractive value on a risk-adjusted expected return basis.

Robert Angevine
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Gordon W. Loery
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (91.7%)
  ASSET BACKED CORPORATES (0.4%)
$           671  Long Beach Auto, Series 97-1, Class B, 14.22%,
                   10/26/03........................................  $      666
                                                                     ----------
  CABLE (5.7%)
          1,425  Adelphia Communications, Series B, 8.375%,
                   2/01/08.........................................       1,372
            475  Adelphia Communications, Series B, 9.875%,
                   3/01/07.........................................         495
          1,175  CSC Holdings, Inc., 9.875%, 5/15/06...............       1,249
       (n)3,050  NTL, Inc., 0.00%, 4/01/08.........................       2,066
            885  Rogers Cablesystems Ltd., Series B, 10.00%,
                   3/15/05.........................................         954
            410  Rogers Cablesystems of America, 10.125%,
                   9/01/12.........................................         442
          1,325  Rogers Communications, Inc.,
                   9.125%, 1/15/06.................................       1,348
     (e,n)2,965  Telewest Communication plc, 0.00%, 4/15/09........       1,964
                                                                     ----------
                                                                          9,890
                                                                     ----------
  CHEMICALS (2.9%)
       (e)1,900  Huntsman ICI Chemicals, 10.125%, 7/01/09..........       1,907
          2,000  ISP Holdings, Inc., Series B, 9.00%, 10/15/03.....       1,992
       (e)1,125  Lyondell Chemical Co., 9.625%, 5/01/07............       1,148
                                                                     ----------
                                                                          5,047
                                                                     ----------
  COMMUNICATIONS (22.7%)
          1,765  American Cellular Corp., 10.50%,
                   5/15/08.........................................       1,809
          1,845  AMSC Acquisition Co., Inc., 12.25%, 4/01/08.......       1,411
       (e)1,000  Centennial Cellular, 10.75%,12/15/08..............       1,032
          1,255  Dobson Communications Corp., 11.75%, 4/15/07......       1,318
       (n)2,425  Dolphin Telecom plc, 0.00%, 6/01/08...............       1,212
       (e,n)300  Dolphin Telecom plc, 0.00%, 5/15/09...............         145
            965  Esprit Telecom Group plc, 10.875%, 6/15/08........         999
            600  Esprit Telecom Group plc, 11.50%,
                   12/15/07........................................         633
          1,040  Globalstar Capital Corp., 11.375%, 2/15/04........         686
          1,495  Global Crossing Holdings, 9.625%, 5/15/08.........       1,577
            310  Globalstar LP, 11.50%, 6/01/05....................         198
          1,760  Hermes Europe Railtel BV, 11.50%,
                   8/15/07.........................................       1,848
       (n)1,510  Hyperion Telecommunication, 0.00%, 4/15/03........       1,248
       (n)3,130  Intermedia Communications, Inc., Series B, 0.00%,
                   7/15/07.........................................       2,234
            800  Intermedia Communications, Inc., Series B, 8.50%,
                   1/15/08.........................................         731


     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------
$         1,620  Iridium LLC/Capital Corp., Series A, 13.00%,
                   7/15/05.........................................  $      324
          1,020  Metromedia Fiber Network, 10.00%, 11/15/08........       1,049
       (n)4,095  Nextel Communications, Inc., 0.00%, 9/15/07.......       2,990
         (n)735  Nextel Communications, Inc., 0.00%, 2/15/08.......         506
       (n)1,860  Nextel Communications, Inc., 9.75%, 8/15/04.......       1,888
       (n)3,785  NEXTLINK Communications, Inc., 0.00%, 4/15/08.....       2,262
       (e)1,290  Onepoint Communications Corp., 14.50%, 6/01/08....         701
          1,315  Primus Telecommunications Group, Inc., 9.875%,
                   5/15/08.........................................       1,248
         (e)640  Primus Telecommunications Group, Inc., 11.25%,
                   1/15/09.........................................         649
          1,120  Psinet Inc., 10.00%, 2/15/05......................       1,113
     (e,n)2,265  RCN Corp., 0.00%, 2/15/08.........................       1,410
         (n)245  RCN Corp., 0.00%, 10/15/07........................         164
       (n)1,700  Rhythms Netconnections, 0.00%, 5/15/08............         897
          1,000  Rogers Cantel, Inc., 8.30%, 10/01/07..............         986
             51  RSL Communications, plc, 12.25%, 11/15/06.........          54
       (n)1,440  RSL Communications, plc, 0.00%, 3/01/08...........         864
          2,975  RSL Communications, plc, 9.125%, 3/01/08..........       2,730
         (e)775  Tele1 Europe BVC, 13.00%, 5/15/09.................         806
       (n)1,440  Viatel, Inc., 0.00%, 4/15/08......................         925
       (n)1,290  Wam!Net, Inc., 13.25%, 3/01/05....................         761
                                                                     ----------
                                                                         39,408
                                                                     ----------
  ENERGY (2.4%)
     (e,n)1,270  Husky Oil Ltd., 8.90%, 8/15/28....................       1,221
          2,040  Snyder Oil Corp., 8.75%, 6/15/07..................       2,009
            570  Vintage Petroleum, 9.75%, 6/30/09.................         583
            300  Vintage Petroleum, 8.625%, 2/01/09................         287
                                                                     ----------
                                                                          4,100
                                                                     ----------
  FINANCIAL (1.9%)
     (e,n)1,000  Fuji JGB Investments, LLC, 9.87%, 12/31/49........         875
          1,300  Mosaic Re, Class A, 10.10%, 7/09/99...............       1,300
     (e,n)1,110  SB Treasury Co. LLC, 9.40%, 12/29/49..............       1,079
                                                                     ----------
                                                                          3,254
                                                                     ----------
  FOOD (0.7%)
          1,425  Smithfield Foods, Inc., 7.625%, 2/15/08...........       1,297
                                                                     ----------
  GAMING (5.1%)
          1,380  Harrahs Operating Co., Inc., 7.875%, 12/15/05.....       1,339
       (e)1,965  Horseshoe Gaming Holdings, 8.652%, 5/15/09........       1,901
       (e)1,905  Intl Game Technology, 8.375%, 5/15/09.............       1,884

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------

  GAMING (CONT.)

$         1,975  Park Place Entertainment, 7.875%, 12/15/05........  $    1,876
            470  Station Casinos, Inc., 9.75%, 4/15/07.............         479
          1,413  Station Casinos, Inc., 10.125%, 3/15/06...........       1,457
                                                                     ----------
                                                                          8,936
                                                                     ----------
  GENERAL INDUSTRIAL (3.2%)
         (e)485  Allied Waste North America, 7.875%, 1/01/09.......         449
            820  Applied Power Inc., 8.75%, 4/01/09................         796
            950  Axia, Inc., 10.75%, 7/15/08.......................         938
       (e)1,675  Hayes Lemmerz International, Inc., 8.25%,
                   12/15/08........................................       1,591
       (n)1,620  Norcal Waste Systems, Inc., Series B, 13.50%,
                   11/15/05........................................       1,790
                                                                     ----------
                                                                          5,564
                                                                     ----------
  HEALTH CARE (6.5%)
          2,100  Columbia/HCA Healthcare Corp., 7.69%, 6/15/25.....       1,739
            895  Columbia/HCA Healthcare Corp., 8.13%, 8/04/03.....         882
            105  Columbia/HCA Healthcare Corp., 6.91%, 6/15/05.....          97
          1,450  Columbia/HCA Heathcare Corp.,
                   7.00%, 7/01/07..................................       1,311
          1,570  Columbia/HCA Healthcare Corp., 7.25%, 5/20/08.....       1,427
            600  Columbia/HCA Healthcare Corp., 7.58%, 9/15/25.....         493
       (e)1,730  Fresenius Medical Capital Trust II, 7.875%,
                   2/01/08.........................................       1,626
          2,175  Tenet Healthcare Corp., 8.625%, 1/15/07...........       2,126
          1,750  Tenet Healthcare Corp., 8.125%, 12/01/08..........       1,652
                                                                     ----------
                                                                         11,353
                                                                     ----------
  HOTELS/LODGING/RESTAURANTS (4.4%)
          1,770  Chancellor Media Corp., 8.125%, 12/15/07..........       1,717
          1,820  Hilton Hotels Corp., 7.95%, 4/15/07...............       1,842
          1,400  HMH Properties, Inc., Series A, 7.875%, 8/01/05...       1,323
         (e)700  Host Marriott LP, 8.375%, 2/15/06.................         678
            625  Host Marriot Travel Plaza, Series B, 9.50%,
                   5/15/05.........................................         642
          1,400  Outdoor Systems, Inc., 8.875%, 6/15/07............       1,461
                                                                     ----------
                                                                          7,663
                                                                     ----------
  MEDIA AND ENTERTAINMENT (1.8%)
          1,630  Chancellor Media, 9.00%, 10/01/08.................       1,655
       (e)1,500  Echostar DBS Corp., 9.375%, 2/01/09...............       1,524
                                                                     ----------
                                                                          3,179
                                                                     ----------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------
  METALS (2.3%)
$         1,530  Glencore Nickel Property Ltd., 9.00%, 12/01/14....  $    1,316
          1,380  Murrin Murrin Holdings, PTY, (Yankee Bond),
                   9.375%, 8/31/07.................................       1,214
          1,405  National Steel Corp., 9.875%, 3/01/09.............       1,426
                                                                     ----------
                                                                          3,956
                                                                     ----------
  PACKAGING (2.8%)
          1,345  Norampac, Inc., 9.50%, 2/01/08....................       1,375
       (e)1,545  Pacific Papers Corp., 10.00%, 3/15/09.............       1,592
          1,145  SD Warren Co., 12.00%, 12/15/04...................       1,219
            660  Tembec Industries Inc., 8.625%, 6/30/09...........         657
                                                                     ----------
                                                                          4,843
                                                                     ----------
  REAL ESTATE/BUILDING (2.9%)
          1,390  American Standard, Cos., Inc., 7.375%, 2/01/08....       1,303
          1,855  DR Horton Inc., 8.00%, 2/01/09....................       1,744
       (e)1,970  Nortek, Inc., 8.875%, 8/01/08.....................       1,940
                                                                     ----------
                                                                          4,987
                                                                     ----------
  RETAIL (6.6%)
       (e)1,630  CA FM Lease Trust, 8.50%, 7/15/17.................       1,516
       (e)2,150  Cex Holdings Inc., 9.625%, 6/01/08................       2,021
          2,275  HMV Media Group plc, Series A, 10.25%, 5/15/08....       2,292
            500  Musicland Group, Inc., 9.00%, 6/15/03.............         485
          1,395  Musicland Group, Inc., 9.875%, 3/15/08............       1,367
            604  DR Securitized Lease Trust, Series 93-K1, Class
                   A1, 6.66%, 8/15/10..............................         562
          2,172  DR Securitized Lease Trust, Series 94-K1, Class
                   A1, 7.60%, 8/15/07..............................       2,131
          1,175  DR Securitized Lease Trust, Series 94-K1, Class
                   A2, 8.375%, 8/15/15.............................       1,160
                                                                     ----------
                                                                         11,534
                                                                     ----------
  SOVEREIGN & EMERGING MARKETS (14.9%)
       (e)1,350  AST Research, Inc., 7.45%, 10/01/02...............       1,294
            970  Asia Pulp & Paper Co., Ltd., 12.00%, 2/15/04......         635
         (e)850  Cablevision SA, 13.75%, 5/01/09...................         782
     (e,n)1,195  Cia Energitica de Sao Paulo, 9.125%, 6/26/07......         992
       (n)1,830  CTI Holdings, 0.00%, 4/15/08......................         915
         (e)975  Hyundai Semiconductor, 8.625%, 5/15/07............         783
          2,025  Indah Kiat Financial Mauritius, 10.00%, 7/01/07...       1,397
          1,640  Multicanal, 10.50%, 2/01/07.......................       1,348
       (e)1,375  Netia Holdings II BV, 13.125%, 6/15/09............       1,389
       (e)1,010  NSM Steel, Inc., 12.25%, 2/01/08..................           1
       (n)2,275  Occidente y Caribe Cellular, 0.00%, 3/15/04.......       1,524

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------

  SOVEREIGN & EMERGING MARKETS (CONT.)

$         2,470  Philippine Long Distance Telephone, Global Bond,
                   9.25%, 6/30/06..................................  $    2,359
          1,000  Pindo Deli Finincial Mauritius, 10.75%,
                   10/01/07........................................         690
       (n)1,690  PTC International Finance BV, 0.00%, 7/01/07......       1,249
       (e)1,470  RBS Participacoes, 11.00%, 4/01/07................         985
          4,994  Republic of Argentina, (Floating Rate) (Bearer),
                   5.938%, 3/31/05.................................       4,270
       (e)1,410  Samsung Electronics America, 9.75%, 5/01/03.......       1,465
          2,480  Satelites Mexicanos, 10.125%, 11/01/04............       1,996
          2,400  TV Azteca, Series B, 10.50%, 2/15/07..............       1,806
                                                                     ----------
                                                                         25,880
                                                                     ----------
  TECHNOLOGY (0.1%)
            320  Entex Telecom Group plc, 12.50%, 8/01/06..........         192
                                                                     ----------
  TRANSPORTATION (1.8%)
          1,225  American Commercial Lines LLC, 10.25%, 6/30/08....       1,227
         (e)525  Jet Equipment Trust, Series 95-D, 11.44%,
                   11/01/14........................................         646
          1,050  Jet Equipment Trust, Series C-1, 11.79%,
                   6/15/13.........................................       1,301
                                                                     ----------
                                                                          3,174
                                                                     ----------
  UTILITIES (2.6%)
          1,780  AES Corp., 8.50%, 11/01/07........................       1,675
          1,815  CMS Energy, 7.50%, 1/15/09........................       1,699
       (e)1,185  Ras Laffan Gas Liquified Natural Gas, 8.294%,
                   3/15/14.........................................       1,087
                                                                     ----------
                                                                          4,461
                                                                     ----------
TOTAL CORPORATE BONDS AND NOTES (Cost $169,739)....................     159,384
                                                                     ----------
MORTGAGE PASS-THROUGH (1.4%)
  COMMERICAL MORTGAGES (1.4%)
          1,751  Aircraft Lease Portfolio Securitization Ltd.,
                   Series 96-1 P1, Class D, 12.75%, 6/15/06........       1,751
         (e)875  FMAC Loan Receivables Trust, Series 96-B, Class C,
                   (Floating Rate), 7.929%, 11/01/18...............         666
                                                                     ----------
TOTAL MORTGAGE PASS THROUGH (Cost $2,508)..........................       2,417
                                                                     ----------

    SHARES
---------------

COMMON STOCKS (0.0%)
  HOTEL/LODGING/RESTUARANTS (0.0%)
     (a,e)1,300  Motels of America, Inc. (Cost $85)................          15
                                                                     ----------


                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

PREFERRED STOCKS (2.0%)
  COMMUNICATIONS (1.2%)
       (a)7,681  Concentric Network Corp...........................  $      726
       (a)1,430  IXC Communications, Inc., Series B, PIK...........       1,380
                                                                     ----------
                                                                          2,106
                                                                     ----------
  MEDIA AND ENTERTAINMENT (0.8%)
         10,719  Paxson Communications Corp., PIK, 13.25%,
                   11/15/06........................................         965
       (e)3,453  Paxson Communications Corp., PIK, 9.75%,
                   12/31/06........................................         345
                                                                     ----------
                                                                          1,310
                                                                     ----------
TOTAL PREFERRED STOCKS (Cost $3,147)...............................       3,416
                                                                     ----------

    NO. OF
   WARRANTS
---------------

  WARRANTS (1.1%)
  COMMUNICATIONS (1.0%)
    (a,e)18,450  American Mobile Satellite Corp., expiring
                   4/01/08.........................................          67
       (a,e)600  Globalstar Telecommunications Ltd., expiring
                   2/15/04.........................................          32
       (a,e)605  Iridium World Communications, Inc., expiring
                   7/15/05.........................................           6
    (a,e)12,900  Onepoint Communications Corp......................           1
   (a,e)103,400  Rhythms Netconnections............................       1,489
      (a)38,700  Wam!Net, Inc., expiring 3/01/05...................          88
                                                                     ----------
                                                                          1,683
                                                                     ----------
  MEDIA (0.0%)
     (a,e)1,024  Paxson Communications Corp., expiring 6/30/03.....          --
                                                                     ----------
  SOVERIGN & EMERGING MARKETS (0.1%)
 (a,e)6,394,240  NSM Steel Ltd., Inc., expiring 2/01/08............           6
    (a,e)91,000  Occidente y Caribe Cellular, expiring 3/15/04.....         154
                                                                     ----------
                                                                            160
                                                                     ----------
TOTAL WARRANTS (Cost $0)...........................................       1,843
                                                                     ----------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENTS (0.2%)
  PROMISSORY NOTE (0.0%)
$             1  Capital Gaming International, Inc. (Cost $0)......          --
                                                                     ----------
  REPURCHASE AGREEMENT (0.2%)
            451  Chase Securities, Inc. 4.55%, dated 6/30/99, due
                   7/01/99, to be repurchased at $451,
                   collateralized by U.S. Treasury Bonds, 7.25% due
                   5/15/06, valued at $467.........................         451
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $451)...........................         451
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                VALUE
                                                                (000)
------------------------------------------------------------------------

TOTAL INVESTMENTS (96.4%) (Cost $175,930)...................  $  167,526
                                                              ----------
OTHER ASSETS (4.6%)
  Receivable for Investment Sold................  $    4,700
  Interest Receivable...........................       3,207
  Receivable for Portfolio Shares Sold..........          67
  Other.........................................           6       7,980
                                                  ----------
LIABILITIES (-1.0%)
  Bank Overdraft Payable........................      (1,408)
  Investment Advisory Fees Payable..............        (179)
  Distribution Fees Payable.....................         (26)
  Administrative Fees Payable...................         (24)
  Directors' Fees & Expenses Payable............         (11)
  Custodian Fees Payable........................          (4)
  Other Liabilities.............................         (73)     (1,725)
                                                  ----------  ----------
NET ASSETS (100%)...........................................  $  173,781
                                                              ----------
                                                              ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  185,186
Undistributed Net Investment Income...........................       1,253
Accumulated Net Realized Loss.................................      (4,254)
Unrealized Depreciation on Investments........................      (8,404)
                                                                ----------
NET ASSETS....................................................  $  173,781
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $133,966
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,411,992 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $10.79
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $39,815
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,698,339 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $10.77
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1999. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1999.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Rate Instruments      98.4%
Other                        1.6%

PERFORMANCE COMPARED TO THE LEHMAN
7-YEAR MUNICIPAL BOND INDEX(1)
------------------------------------------------

                                         TOTAL RETURNS(2)
                           ---------------------------------------------
                                            ONE         AVERAGE ANNUAL
                              YTD          YEAR        SINCE INCEPTION
                           ----------  -------------  ------------------
PORTFOLIO -- CLASS A.....      -1.38%        1.86%             5.31%
INDEX....................      -0.87         2.92              6.55

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the six months ended June 30, 1999, the Portfolio had a total return of -1.38% for the Class A shares compared to a total return of -0.87% for the Lehman 7-Year Municipal Bond Index (the "Index"). For the one year period ended June 30, 1999, the Portfolio had a total return of 1.86% for the Class A shares compared to 2.92% for the Index. For the period since inception on January 18, 1995 through June 30, 1999, the average annual total return was 5.31% for Class A shares compared to 6.55% for the Index. As of June 30, 1999 the Portfolio had a SEC 30-day yield of 4.33% for the Class A shares.

The Portfolio outperformed the Index during the second quarter but still lags behind the Index year-to-date. The high concentration of premium coupon bonds and housing bonds, which tend to perform relatively well when interest rates are rising, helped the performance of the Portfolio during the second quarter. The Portfolio remains defensively structured, with a focus on maintaining a high level of current income.

A calm first quarter of 1999 in the municipal bond market gave way to a turbulent second quarter, during which municipal bonds managed to slightly outperform U.S. Treasuries. This relative outperformance was mainly due to investor inertia and a very light municipal supply calendar. The quarter saw a dramatic shift on the demand side by institutional and retail investors. Institutions, particularly crossover buyers such as property and casualty insurance companies, decreased their allocation to municipal bonds in favor of taxable fixed income products. At the same time, individual investors entered the market en masse, lured by the availability of bonds at higher interest rates. With new issue volume low, individual investors were slowly but surely able to absorb primary and secondary market positions. With supply and demand basically kept in check during a quarter of rising interest rates, the municipal market was able to hold its own awaiting the "July effect" -- when a strong influx of bond maturities and coupon payments historically have flowed into the municipal market.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

                                      137
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONT.)

During the second quarter, the U.S. fixed income markets displayed high volatility fueled by much uncertainty. Interest rates moved higher during the quarter in reaction to both disappointing inflation data and concerns regarding potential monetary policy actions by the Federal Reserve. The key economic release during the quarter was the 0.4% rise in April's core (i.e., ex-food & energy) component of the Consumer Price Index, which renewed concerns about inflation risks in a buoyant economy. This coupled with torrid consumer spending triggered a sharp sell-off, which worsened when the market learned of the Fed's adoption in mid-May of a policy bias in favor of a tighter monetary policy. This was soon followed by a series of unambiguous comments from various Fed officials that clearly foreshadowed the widely anticipated 25 basis point rise in the target federal funds rate announced in late June. The Fed's tightening action could be interpreted as a withdrawal of one of the three, 25 basis point easing moves initiated in late 1998, all of which were driven by concerns regarding global financial conditions. The Fed's own words accompanying its recent rate hike serve as evidence as to how far we have come over the past nine months:
"Financial strain has eased, foreign economies have firmed, and economic activity in the United States has moved forward at a brisk pace." We expect the Fed will be closely scrutinizing economic releases over the next few months. Further signs of economic strength accompanied by inflationary pressures could lead to further tightening of monetary policy during the second half of 1999.

Year-to-date municipal new issue volume of $115 million is down 23% from 1998's level. New money issuance was down slightly from last year. The real drop in issuance came from significantly reduced refunding volume due to higher interest rates. California was the busiest state issuer in the first half of 1999, followed by New York, Texas and Pennsylvania.

Looking ahead, we continue to be cautious in light of the recent bond market volatility and the Federal Reserve's June rate hike. That said, favorable technicals in the municipal market should help to dampen any further increase in rates due to actual or perceived further Fed intervention. We will continue to maintain our current investment strategy. We see value in premium coupon noncallable bonds in the 11-15 year range, especially in specialty state names. Trading activity will continue to be hampered by the large unrealized capital gains in the Portfolio.

Lori A. Cohane
PORTFOLIO MANAGER

July 1999

--------------------------------------------------------------------------------
Municipal Bond Portfolio

                                      138
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (98.4%)
  FIXED RATE INSTRUMENTS (98.4%)
$   250    Bernalillo County, New Mexico, Revenue Bonds,
             5.00%, 4/01/12.................................  $    247
    500    California Housing Finance Agengy, Revenue Bonds,
             Series A, 5.05%, 8/01/17.......................       501
  1,220    City of Dallas, Texas, General Obligation Bonds,
             6.00%, 2/15/06.................................     1,308
  1,500    Connecticut State, General Obligation Bonds,
             Series E, 6.00%, 3/15/12.......................     1,634
    525    Delaware Transit Authority 5.75%, 7/01/08........       549
    500    Fairfax County, Virginia, Water Authority Revenue
             Bonds, 6.00%, 4/01/22 Prerefunded 4/01/07 at
             102............................................       548
  1,500    Florida State Board of Education, Capital Outlay,
             Public Education, General Obligation Bonds,
             6.40%, 6/01/19.................................     1,586
    160    Georgia State, General Obligation Bonds, Series
             B, 6.00%, 3/01/12..............................       174
    500    Georgia State, General Obligation Bonds, Series
             F, 6.50%, 12/01/06.............................       558
  1,000    Gwinnett County, Georgia, General Obligation
             Bonds, 6.00%, 1/01/11..........................     1,062
  1,000    Hawaii State, General Obligation Bonds, Series
             CJ, Revenue Bonds, Prerefunded 4/01/07 at 102
             6.20%, 1/01/12 Series CJ, 6.20%, 1/01/12
             Prerefunded 1/01/05 at 100.....................     1,079
    570    Huntsville, Alabama, General Obligation Bonds,
             Series A, 5.50%, 2/01/20.......................       573
  1,000    Kentucky State Housing Corp., Revenue Bonds,
             Series A, 6.00%, 7/01/10.......................     1,046
  1,625    Michigan State Housing Development Authority,
             Revenue Bonds, Series A, 6.75%, 12/01/14.......     1,724
  1,400    Mississippi State, General Obligation Bonds,
             6.00%, 2/01/09, Prerefunded 2/01/05 at 100.....     1,495
    500    Municipal Assistance Corp. for City of New York,
             NY, Revenue Bonds, 6.00%, 7/01/04..............       533
    200    New York, New York, Municipal Water Finance
             Authority, Water & Sewer System Revenue Bonds,
             Series C, 3.70%, 6/15/22.......................       200
    750    New York, New York Series B-2, General Obligation
             Bonds, 4.00%, 8/15/21..........................       750
    150    New York, New York Series B-3
             4.00%, 8/15/17.................................       150
    960    Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue Bonds, Series A-1, 6.20%,
             9/01/14........................................     1,018
  1,000    Orlando, Florida, Utilities Commission Water &
             Electric, Revenue Bonds, Series D, 6.75%,
             10/01/17.......................................     1,161
    300    Saint Lucie County, Florida, Pollution Control
             Revenue Bonds, 3.35%, 1/01/26..................       300


 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------
$   600    Salt Lake City, Utah, General Obligation Bonds,
             6.375%, 6/15/11................................  $    623
  1,385    Shelby County, Tennessee, General Obligation
             Bonds, Series B, 5.50%, 8/01/10................     1,442
  1,500    Texas State, Public Finance Authority, Series A,
             5.95%, 10/01/15, Prerefunded 4/01/05 at 100....     1,601
    500    Triborough Bridge & Tunnel Authority, New York,
             Revenue Bonds, Series Y, 6.00%, 1/01/12........       541
  1,000    Utah State, Housing Finance Agency, Single Family
             Mortgage Revenue Bonds, Series G-1, Class I,
             5.50%, 7/01/16.................................     1,004
    500    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.60%, 1/01/12.................................       529
  1,000    Washington State, General Obligation Bonds,
             Series B, 6.40%, 6/01/17.......................     1,131
  1,115    Wisconsin State, General Obligation Bonds, Series
             2, 5.125%, 11/01/11............................     1,121
                                                              --------
  TOTAL FIXED RATE INSTRUMENTS (Cost $25,569)...............    26,188
                                                              --------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $25,569).................    26,188
                                                              --------
TOTAL INVESTMENTS (98.4%) (Cost $25,569)....................    26,188
                                                              --------

OTHER ASSETS (1.7%)
  Cash..............................................  $    27
  Interest Receivable...............................      439
  Receivable from Investment Adviser................        5         471
                                                      -------
LIABILITIES ( - 0.1%)
  Administrative Fees Payable.......................       (6)
  Director's Fees & Expenses Payable................       (4)
  Custodian Fees Payable............................       (1)
  Other Liabilities.................................      (22)        (33)
                                                      -------   ---------
NET ASSETS (100%)............................................   $  26,626
                                                                ---------
                                                                ---------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  25,366
Undistributed Net Investment Income...........................        153
Accumulated Net Realized Gain.................................        488
Unrealized Appreciation on Investments........................        619
                                                                ---------
NET ASSETS....................................................  $  26,626
                                                                ---------
                                                                ---------

CLASS A:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,644,718 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $10.07
                                                                ---------
                                                                ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

                                      139
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--------------------------------------------------------------------------------
INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

------------------------------------------------------------
   SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                          VALUE     PERCENT OF
STATE                                     (000)     NET ASSETS
---------------------------------------------------------------
Alabama................................  $    573          2.2%
California.............................       501          1.9
Connecticut............................     1,634          6.1
Delaware...............................       549          2.1
Florida................................     3,047         11.5
Georgia................................     1,794          6.7
Hawaii.................................     1,079          4.1
Kentucky...............................     1,046          3.9
Michigan...............................     1,724          6.5
Mississippi............................     1,495          5.6
New Mexico.............................       247          0.9
New York...............................     2,174          8.2
Ohio...................................     1,018          3.8
Tennessee..............................     1,442          5.4
Texas..................................     2,909         10.9
Utah...................................     1,627          6.1
Virginia...............................     1,077          4.1
Washington.............................     1,131          4.2
Wisconsin..............................     1,121          4.2
                                         --------          ---
                                         $ 26,188         98.4%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

                                      140
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bank Notes                                 5.8%
Commercial Paper                          66.0%
Corporate Fixed Rate Notes                 3.4%
Corporate Floating Rate Notes              3.0%
Certificates of Deposit                   12.4%
U.S. Government & Agency Obligations       4.2%
Other                                      5.2%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Money Market Portfolio      IBC Money Fund
                     30-day yields   Comparable Yields
Jan.                         4.65%               4.58%
Feb.                         4.52%               4.47%
Mar.                         4.48%               4.44%
Apr.                         4.43%               4.41%
May                          4.35%               4.39%
Jun.                         4.47%               4.40%

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 1999 were 4.52% and 4.57%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

Driven by strong consumer demand, the U.S. economy continued to surge ahead during the first six months of 1999. Despite a large drag from weak export demand, real gross domestic product soared by a 4.3% annual rate in the first quarter of 1999, following the rapid 6% gain posted in the fourth quarter of 1998. Most measures of manufacturing activity continue to gain momentum as solid domestic demand has offset weak export demand from financially troubled economies. Sales of motor vehicles remain at a record-setting pace. Despite a larger than expected increase in the Consumer Price Index (CPI) for April 1999, inflation has remained remarkably well behaved. On a year-over-year change basis, CPI is now up 2.1% with the core component up only 2.0% through May 1999.

Following a five-month period of rather stable short-term interest rates from January through May 1999, upward yield pressure began to manifest itself in June culminating in the Federal Reserve Board's action on June 30, 1999 to lift its target for Federal funds trading by 25 basis points to 5.00%. At the same time, the Federal Open Market Committee (FOMC) chose to switch to a directive that has no predilection as to near-term policy action. Such a posture is normal after changing the target level for Funds trading and doesn't preclude the FOMC from changing the target again without the step of announcing a change in its bias.

We believe that the FOMC would be more comfortable if the real rate of economic growth in the U.S. were to slow from the 4% area to a more sustainable rate of 2.5% to 3.0%. Therefore, unless the economy

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

                                      141
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)
soon shows signs of slowing on its own, we expect that further upward rate pressure could surface within the next nine months.

On June 30, 1999, approximately 66 percent of the Portfolio was invested in high quality commercial paper, 3 percent in fixed-rate U.S. Federal agency obligations, 5 percent in overnight repurchase agreements, 4 percent in floating-rate obligations and 18 percent in fixed rate short-term bank notes and negotiable certificates of deposit of financially strong commercial banks. At June 30, 1999, the Portfolio's weighted average maturity was 63 days and 78% of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity.

As always, we try to operate the Portfolio in a conservative style without the use of derivatives or structured notes, which might fluctuate excessively as interest rates change. The Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

Looking ahead, at this time we anticipate no major adverse surprises in the rate of inflation. The continuing strong pace of U.S. economic activity combined with the recent Federal Reserve Board action should produce moderately higher net yields for the Portfolio during the months ahead.

July 1999

--------------------------------------------------------------------------------
Money Market Portfolio

                                      142
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS (94.8%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.2%)
     AGENCY FLOATING RATE NOTES (0.8%)
$13,000    Federal National Mortgage Assoc. 5.17%,
             7/26/99........................................  $    12,999
                                                              -----------
     AGENCY DISCOUNT NOTES (3.4%)
 25,000    Federal Home Loan Bank 4.77%, 3/16/00............       24,142
 35,000    Federal Home Loan Bank 5.01%, 4/28/00............       34,987
                                                              -----------
                                                                   59,129
                                                              -----------
  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $72,128)..........................................       72,128
                                                              -----------
  BANK NOTES (5.8%)
     BANKS (5.8%)
 35,000    FCC National Bank 4.96%, 9/23/99.................       35,000
 45,000    Nationbank N.A. 4.90%, 10/01/99..................       45,000
 20,000    Nationbank N.A. 5.20%, 9/22/99...................       20,000
                                                              -----------
  TOTAL BANK NOTES (Cost $100,000)..........................      100,000
                                                              -----------
  COMMERCIAL PAPER (66.0%)
     AUTOMOTIVE (16.0%)
 32,000    American Honda Finance Corp. 4.85%, 7/08/99......       31,970
 20,000    American Honda Finance Corp. 5.01%, 7/16/99......       19,958
 24,000    Daimler Benz North America Corp. 4.81%,
             7/29/99........................................       23,910
 20,000    Daimler Benz North America Corp. 4.88%,
             8/30/99........................................       19,837
 28,000    Daimler Benz North America Corp. 4.95%,
             9/09/99........................................       27,730
 20,000    Ford Motor Credit Corp. 4.77%, 7/09/99...........       19,979
 20,000    Ford Motor Credit Corp. 4.74%, 7/13/99...........       19,968
 28,000    Ford Motor Credit Corp. 4.98%, 7/20/99...........       27,926
 30,000    General Motors Acceptance Corp. 4.81%, 8/11/99...       29,836
 30,000    General Motors Acceptance Corp. 4.87%, 8/25/99...       29,777
 25,920    Toyota Motor Credit Corp. 5.23%, 7/08/99.........       25,894
                                                              -----------
                                                                  276,785
                                                              -----------
     BANKING (4.9%)
 40,000    Bank of New York 4.90%, 8/02/99..................       39,826
 20,000    Bank of New York 5.07%, 9/20/99..................       19,772
 25,000    J.P. Morgan & Co. 4.82%, 7/06/99.................       24,983
                                                              -----------
                                                                   84,581
                                                              -----------
     CONSUMER FINANCE (10.1%)
 50,000    America Express Credit Corp. 4.86%, 7/07/99......       49,960
 45,000    Household Finance, Inc. 4.88%, 7/07/99...........       44,963
 60,000    New Center Asset Trust Corp. 4.81%, 9/02/99......       59,495
 20,000    Norwest Financial Corp. 4.81%, 8/05/99...........       19,906
                                                              -----------
                                                                  174,324
                                                              -----------
     COMPUTER HARDWARE (1.7%)
 30,000    IBM Credit Corp. 5.02%, 8/10/99..................       29,833
                                                              -----------


 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
     DIVERSIFIED FINANCIAL SERVICES (7.2%)
$30,000    Associates First Capital Corp. 4.86%, 7/22/99....  $    29,916
 22,000    Associates First Capital Corp. 4.93%, 8/03/99....       21,901
 25,000    General Electric Capital Corp. 4.80%, 7/09/99....       24,973
 20,000    General Electric Capital Corp. 4.86%, 1/19/00....       19,455
 28,000    General Electric Capital Corp. 5.00%, 1/26/00....       27,187
                                                              -----------
                                                                  123,432
                                                              -----------
     FINANCE-CORPORATE (3.5%)
 25,000    Ciesco LP Corp. 5.22%, 7/28/99...................       24,902
 35,000    Ciesco LP Corp. 5.03%, 8/12/99...................       34,795
                                                              -----------
                                                                   59,697
                                                              -----------
     FOOD & BEVERAGE (1.4%)
 25,000    Nestle Capital Corp. 4.98%, 7/01/99..............       25,000
                                                              -----------
     INSURANCE (1.2%)
 20,000    Prudential Funding Corp. 4.75%, 7/13/99..........       19,968
                                                              -----------
     INTERNATIONAL BANKS (6.4%)
 22,000    Abbey National Corp. 4.81%, 7/12/99..............       21,968
 25,000    National Australia Funding Capital Corp. 4.80%,
             9/15/99........................................       24,746
 20,000    UBS Finance, Inc. 4.76%, 8/09/99.................       19,896
 20,000    UBS Finance, Inc. 4.81%, 10/12/99................       19,725
 25,000    UBS Finance, Inc. 4.93%, 12/21/99................       24,408
                                                              -----------
                                                                  110,743
                                                              -----------
     INVESTMENT BANKERS/BROKERS/SERVICES (5.1%)
 63,000    Goldman Sachs & Co. 5.50%, 7/01/99...............       63,000
 25,000    Merrill Lynch & Co. 4.79%, 7/16/99...............       24,950
                                                              -----------
                                                                   87,950
                                                              -----------
     RENTAL/LEASING COMPANIES (4.2%)
 21,300    International Lease Finance Corp.
             4.78%, 7/19/99.................................       21,249
 23,000    International Lease Finance Corp.
             4.76%, 8/02/99.................................       22,903
 28,000    International Lease Finance Corp.
             4.90%, 8/05/99.................................       27,867
                                                              -----------
                                                                   72,019
                                                              -----------
     UTILITIES (4.3%)
 35,000    Duke Energy Corp. 5.65%, 7/01/99.................       35,000
 40,000    National Rural Utilities Cooperative Finance
             Corp. 4.84%, 8/26/99...........................       39,699
                                                              -----------
                                                                   74,699
                                                              -----------
  TOTAL COMMERCIAL PAPER (Cost $1,139,031)..................    1,139,031
                                                              -----------
  CORPORATE FIXED RATE NOTES (3.4%)
     BANKS (2.9%)
 50,000    Norwest Corp. 5.55%, 8/31/99.....................       49,996
                                                              -----------
     FINANCE (0.5%)
  9,000    CIT Group Holdings, Inc., 6.10%, 8/09/99.........        9,009
                                                              -----------
  TOTAL CORPORATE FIXED RATE NOTES (Cost $59,005)...........       59,005
                                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
  CORPORATE FLOATING RATE NOTES (3.0%)
     AUTOMOTIVE (0.7%)
$12,000    General Motors Acceptance Corp.
             4.96%, 8/26/99.................................  $    11,999
                                                              -----------
     BANKS (1.0%)
 17,000    Bank One Columbus 5.04%, 10/25/99................       17,003
                                                              -----------
     CONSUMER GOODS (1.3%)
 23,000    Pepsico, Inc., Series MTN 4.84%, 8/19/99.........       22,997
                                                              -----------
  TOTAL CORPORATE FLOATING RATE NOTES (Cost $51,999)........       51,999
                                                              -----------
  CERTIFICATES OF DEPOSIT (12.4%)
     BANKS (12.4%)
 50,000    Bank of Austria, New York 5.04%, 1/12/00.........       49,992
 20,000    Canadian Imperial Bank, New York
             4.97%, 8/27/99.................................       20,000
 25,000    Commerzbank AG, New York 5.09%, 2/16/00..........       24,998
 34,550    Deutsche Bank, New York 5.02%, 1/12/00...........       34,545
 13,000    Deutsche Bank, New York 5.10%, 2/17/99...........       12,998
  5,700    Rabobank Nederland N.V. (Yankee) 5.58%,
             8/18/99........................................        5,704
 47,000    U.S. Bank 4.92%, 9/29/99.........................       47,000
 20,000    Westdeutsche Landesbank, 4.88%, 7/12/99..........       20,000
                                                              -----------
  TOTAL CERTIFICATES OF DEPOSIT (Cost $215,237).............      215,237
                                                              -----------
TOTAL MONEY MARKET INSTRUMENTS (Cost $1,637,400)............    1,637,400
                                                              -----------
SHORT TERM INVESTMENT (5.0%)
  REPURCHASE AGREEMENT (5.0%)
 86,130    Goldman Sachs & Co., 4.76%, dated 6/30/99, due
             7/01/99, to be repurchased at $86,141,
             collateralized by U.S. Treasury Bonds, 8.25%
             due 5/15/05, valued at $51,711 and 11.875% due
             11/15/03, valued at $36,712 (Cost $86,130).....       86,130
                                                              -----------


                                                                AMORTIZED
                                                                  COST
                                                                  (000)
--------------------------------------------------------------------------

TOTAL INVESTMENTS (99.8%) (Cost $1,723,530)..................  $ 1,723,530
                                                               -----------

OTHER ASSETS ( 0.5%)
  Cash.............................................  $       51
  Interest Receivable..............................       7,957
  Other............................................          16         8,024
                                                     ----------
LIABILITIES ( - 0.3%)
  Dividend Payable.................................      (3,048)
  Investment Advisory Fees Payable.................      (1,375)
  Administrative Fees Payable......................        (241)
  Directors' Fees & Expenses Payable...............        (102)
  Custodian Fees Payable...........................         (29)
  Other Liabilities................................         (73)       (4,868)
                                                     ----------   -----------
NET ASSETS (100%)..............................................   $ 1,726,686
                                                                  -----------
                                                                  -----------


                                                                    AMOUNT
                                                                     (000)
                                                                  -----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................   $ 1,726,977
Undistributed Net Investment Income...........................             4
Accumulated Net Realized Loss.................................          (295)
                                                                 -----------
NET ASSETS....................................................   $ 1,726,686
                                                                 -----------
                                                                 -----------

NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
  Applicable to 1,727,165,887 outstanding $0.001 par value
  shares (authorized 4,000,000,000 shares)....................         $1.00
                                                                 -----------
                                                                 -----------

------------------------------------------------------------

MTN   --  Medium Term Note
Floating Rate -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1999.
Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Interest rates disclosed for Commercial Paper and Agency Discount Notes represent yields at June 30, 1999.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                25.1%
Daily Variable Rate Bonds       30.6%
Notes                            9.2%
Weekly Variable Rate Bonds      37.8%
Other                           -2.7%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Municipal Money Market      IBC Municipal Money
            Portfolio 30-day yields   Fund Comparable yields
Jan.                          2.61%                    2.72%
Feb.                          2.33%                    2.19%
Mar.                          2.44%                    2.46%
Apr.                          2.67%                    2.54%
May                           2.79%                    2.94%
Jun.                          2.75%                    2.72%

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE COMPANY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THIS PORTFOLIO. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. The Investment Advisor and Sub-Advisor seek to achieve these objectives by investing in high quality municipal money market instruments which earn interest exempt from Federal income tax and by maintaining high levels of liquidity. The Portfolio will purchase only securities having a remaining maturity of 397 days or less. Typically, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. The Portfolio will not invest in municipal obligations that pay subject to alternative minimum tax. Interest on tax-exempt municipal securities may be subject to state and local taxes. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Municipal Money Market Portfolio as of June 30, 1999, were 3.15% and 3.20%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at June 30, 1999, assuming Federal income tax rate of 39.6% (maximum rate) were 5.22% and 5.30%, respectively. The seven day yields are not necessarily indicative of future performance.

Tax-free money market yields adjusted upward during the first half of 1999 following the lead of the taxable money market. The move toward higher yields reversed the trend of the latter half of 1998 and reflected the market's response to the persistent strength in the U.S. economy. The steady release of robust economic data prompted the Federal Reserve Board to adopt a bias toward higher short-term interest rates in mid-May. The anticipated Fed tightening became reality at the end of June when the target for the federal funds rate was increased from 4.75% to 5.00%. At the same time, however, the Fed reverted to a neutral stance that appeared to make prospects for another rate hike less likely over the near term. This had a stabilizing effect on the fixed income markets.

Within the municipal money market, the trend of interest rates was most apparent among securities maturing in six months to one year. Early in the year, one year yields declined moderately as demand for

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
securities outstripped supply, but from late February through the end of the first half, yields moved more or less steadily higher along with taxable money market yields. THE BOND BUYER One Year Note Index, a benchmark indicator for the longest maturities in the tax-free money market sector, registered a net increase of 35 basis points from 3.04% at the end of December 1998 to 3.39% in late June 1999. Nevertheless, on a year-over-year basis, one year yields as measured by the Index were still 20 basis points lower this June. The ratio of the One Year Note Index to the yield for one-year U.S. Treasury bills was 66 percent at the end of June, unchanged from a year earlier. A stable ratio means that performance of securities in this sector of the municipal market has tracked the performance of Treasuries with comparable maturities.

At the short end of the tax-free money market, interest rates fluctuated in a wider pattern. Yields for variable rate demand obligations (VRDOs) with daily and weekly rate changes were driven primarily by changing cash flows and fluctuated more widely than yields for longer maturities. Yields for weekly VRDOs moved over a 180 basis point range from a low of 2.20% in early February when cash inflows were strong to a high of 4.00% during tax season in April. However, during periods when supply and demand were in balance, the municipal money market yield curve was flat with little difference between one year note yields and yields for daily or weekly VRDOs. The average yield for weekly VRDOs was approximately 3.10% for the first half of 1999. This was comparable to the average yield for one year notes over the same period.

Assets of the Portfolio increased $23 million to $1,013 million during the first six months of 1999. Asset allocation shifted in favor of daily and weekly variable rate issues which have shorter effective maturities and satisfy the Portfolio's need for liquidity. At the end of June these instruments accounted for over 60% of investments. The remainder of the Portfolio's investments consisted of longer fixed rate instruments including tax-exempt commercial paper, municipal notes and short-term municipal bonds. The flatness of the yield curve and anticipation of further action by the Federal Reserve Board reduced the incentive to extend portfolio maturity. The weighted average maturity of the Portfolio remained relatively short throughout the first six months of the year ranging from 23 to 38 days and at the close of June stood at 33 days.

July 1999

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (102.7%)
  FIXED RATE INSTRUMENTS (34.3%)
     NOTES (9.2%)
$ 8,765    Dallas, Texas, Refg & Impr, 4.00%, 2/15/00.......  $     8,831
  1,750    Dallas County, Texas, 5.50%, 8/15/99.............        1,754
 10,000    Idaho, Series 1999 TANS, 4.25%, 6/30/00..........       10,082
  6,050    Indianapolis Local Public Improvement Bond Bank,
             Indiana, Series 1999 D Notes, 4.00%, 1/10/00...        6,075
  1,950    Intermountain Power Agency, Utah, Series A 7.00%,
             7/01/21 Prerefunded 7/01/99 at 102.............        1,989
 10,000    Iowa School Corporations, Warrant Certificates
             Series 1999-00 A (FSA), 4.00%, 6/23/00.........       10,074
 10,000    Kentucky Asset/Liability Commission,
             Series 1999 A TRANS, 4.25%, 6/28/00............       10,084
  1,000    Los Angeles Convention & Exhibition Center
             Authority, Series A COPS, 6.50%, 8/15/21
             Prerefunded 8/15/99 at 100.....................        1,004
  1,000    Maryland, Series 1986, 6.70%, 7/15/99............        1,001
  3,315    Montgomery County, Maryland, Cons Pub Impr,
             Series 1989 B, 6.80%, 11/01/00.................        3,422
  2,000    New Mexico Severance Tax, Series B, 4.50%,
             7/01/99........................................        2,000
 10,000    New Mexico, Series 1999-2000 TRANS, 4.00%,
             6/30/00........................................       10,074
  1,460    Scottsdale, Arizona, Water & Sewer Series 1989 E,
             4.50%, 7/01/99.................................        1,460
 10,000    Texas, Series 1999 A TRANS, 4.50%, 8/31/99.......       10,020
 10,000    Utah County, Utah Environmental Impr USX Corp.
             Series 1995, 3.10%, 11/04/99...................       10,000
  3,100    Wake County, North Carolina, Pub Impr, 4.50%,
             3/01/00........................................        3,133
           Washington Suburban Sanitation District,
             Maryland,
  1,000    General Construction, 6.60%, 12/01/00 Prerefunded
             12/01/99 at 102................................        1,035
  1,095    Second Series, 8.00%, 1/01/00....................        1,121
                                                              -----------
                                                                   93,159
                                                              -----------
     COMMERCIAL PAPER (25.1%)
           Baltimore County, Maryland, Cons Series 1995,
 10,000    2.90%, 8/11/99...................................       10,000
  5,000    2.85%, 8/11/99...................................        5,000
  7,900    Becker, Minnesota, Northern States Power Co.
             Series 1993 A, 3.10%, 8/24/99..................        7,900
  1,800    Georgia Municipal Gas Authority, Southern
             Portfolio Series D,
             3.10%, 7/14/99.................................        1,800
  4,100    Honolulu City & County, Hawaii, Series 1998 BANS,
             3.15%, 7/13/99.................................        4,100
           Houston, Texas
  2,000    Series 1993 A, 3.10%, 8/19/99....................        2,000


 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
$10,000    Series 1993 A, 3.15%, 8/19/99....................  $    10,000
  7,000    Series 1996 B, 3.15%, 7/20/99....................        7,000
 13,000    Series 1996 B, 3.15%, 7/28/99....................       13,000
  9,000    Illinois Educational Facility Authority, Pooled
             Financing, 3.15%, 8/25/99......................        9,000
 10,000    Indiana State Office Building Commission, Hoosier
             Notes Series A, 3.10%, 9/27/99.................       10,000
           Jacksonville Electric Authority, Florida, Series
             C
 10,600    3.10%, 7/09/99...................................       10,600
  4,000    3.15%, 7/09/99...................................        4,000
  8,000    Jefferson County, Kentucky, Louisville Gas &
             Electric Co., Series A, 3.10%, 9/02/99.........        8,000
 10,000    King County, Washington, Sewer Series A BANS,
             3.00%, 7/14/99.................................       10,000
           Las Vegas Valley Water District, Nevada, Water
             Series 1999 A
 10,000    3.05%, 8/05/99...................................       10,000
  6,000    3.10%, 7/07/99...................................        6,000
 10,000    3.10%, 9/14/99...................................       10,000
 12,500    New York City Municipal Water Finance Authority,
             New York, Series #4, 3.20%, 7/08/99............       12,500
  6,000    Ohio Air Quality Development Authority, Cleveland
             Electric Illuminating Co. Series 1998 B FGIC,
             3.10%, 7/08/99.................................        6,000
  5,000    Oklahoma City Industrial & Cultural Facilities
             Trust, SSM Healthcare Series 1998 B (MBIA),
             3.10%, 9/08/99.................................        5,000
  4,000    Petersburg, Indiana, Indianapolis Power & Light
             Co. Series 1991, 3.05%, 8/09/99................        4,000
 10,000    Platte River Power Authority, Colorado, Electric
             Sub Lien S-1, 3.10%, 9/13/99...................       10,000
           Rochester, Minnesota, Mayo Foundation/ Mayo
             Medical Center
  1,500    Series 1992 A, 3.10%, 10/7/99....................        1,500
  6,000    Series 1992 C, 3.10%, 10/7/99....................        6,000
  2,250    Seattle, Washington, Municipal Light & Power
             Series 1990, 3.10%, 7/15/99....................        2,250
           South Carolina Public Service Authority, Santee
             Cooper Series 1998
 10,000    3.15%, 8/05/99...................................       10,000
  5,000    3.15%, 8/12/99...................................        5,000
  4,000    3.30%, 9/09/99...................................        4,000
  4,900    St. Lucie County, Florida, Florida Power & Light
             Co. Series 1992, 3.10%, 7/08/99................        4,900
  4,125    Sunshine State Governmental Financing Commission,
             Florida, Series A,
             3.10%, 7/09/99.................................        4,125
  5,000    Sweetwater County, Wyoming, Pacificorp Series
             1988 A, 3.05%, 8/09/99.........................        5,000
           Tennessee School Board Authority
  4,000    3.15%, 7/27/99...................................        4,000
  4,000    3.15%, 8/12/99...................................        4,000
 10,000    Texas, Series 1997 B TRANS, 2.95%, 8/10/99.......       10,000
  4,183    Texas A&M University, Series 1993 B, 3.15%,
             8/03/99........................................        4,183

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

  FIXED RATE INSTRUMENTS (CONT.)
     COMMERCIAL PAPER (CONT.)

           Wisconsin State, 1997
$ 7,624    Series A, 3.05%, 7/21/99.........................  $     7,624
  2,300    Series B, 3.10%, 7/22/99.........................        2,300
  3,737    Wisconsin Transportation Notes,
             3.10%, 7/07/99.................................        3,737
                                                              -----------
                                                                  254,519
                                                              -----------
TOTAL FIXED RATE INSTRUMENTS................................      347,678
                                                              -----------
  VARIABLE/FLOATING RATE INSTRUMENTS (68.4%)
     DAILY VARIABLE RATE BONDS (30.6%)
  6,500    California Economic Development Financing
             Authority, California Independent System
             Operator Corp., Series 1998 C, 3.30%,
             4/01/08........................................        6,500
  2,000    California Pollution Control Financing Authority,
             Southern California Edison Co., Series 1986 C,
             3.35%, 2/28/08.................................        2,000
 16,500    Collier County Health Facilities Authority,
             Florida, Cleveland Clinic Health System Series
             1999, 3.85%, 1/01/33...........................       16,500
 15,800    Cuyahoga County, Ohio, Cleveland Clinic
             Foundation Series 1997 D, 3.50%, 1/01/26.......       15,800
  1,700    Delta County Economic Development Corporation,
             Michigan, Mead-Escanaba Paper Co. Series 1985
             C, 3.70%, 12/01/23.............................        1,700
 20,500    East Baton Rouge Parish, Louisiana, Exxon Corp.
             Series 1993, 3.45%, 3/01/22....................       20,500
  4,400    Farmington, New Mexico, Arizona Public Service
             Co. Series 1994 A, 3.40%, 5/01/24..............        4,400
  7,000    Forsyth, Montana, Pacificorp, 3.45%, 1/01/18.....        7,000
  5,000    Hapeville Development Authority, Georgia,
             Hapeville Ltd. Series 85, 3.70%, 11/01/15......        5,000
           Harris County Health Facilities Development
             Corporation, Texas
    400    Methodist Hospital Series 1994,
               3.50%, 12/01/25..............................          400
 12,900    St. Luke's Episcopal Hospital,
               Series 1997 A, 3.85%, 2/15/27................       12,900
           Harris County, Industrial Development
             Corporation, Texas
  7,900    Exxon Corp. Series 1984 A & B,
               3.45%, 3/01/24...............................        7,900
  8,700    Shell Oil Co. Series 1997, 3.35%, 4/01/27........        8,700
  5,700    Hurley, New Mexico, Kennecott Sante Fe Corp.
             Series 85, 3.40%, 12/01/15.....................        5,700
  2,000    Irvine Ranch Water District, California, Cons
             Refg Series 1985 B,
             3.15%, 10/01/09................................        2,000
  3,200    Jackson County, Mississippi, Chevron USA Inc.
             Series 1993, 3.40%, 6/01/23....................        3,200

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
$ 8,700    Jacksonville Pollution Control Financing
             Authority, Florida, Power & Light Co. Series
             1995, 3.95%, 5/01/29...........................  $     8,700
  7,100    Lehigh County General Purpose Authority, Lehight
             Valley Health Series 1999 B, 3.85%, 7/01/29....        7,100
 10,300    Lincoln County, Wyoming, Exxon Corp. Series 1984
             B & D, 3.80%, 11/01/14.........................       10,300
  3,380    Long Island Power Authority, New York, Electric
             System Sub-series 6, 3.85%, 5/01/33............        3,380
 13,000    Maricopa County, Arizona, Arizona Public Service
             Co. Series 1994 C & F, 3.45%, 5/01/29..........       13,000
 15,000    Massachusetts Health & Educational Facilities
             Authority, Capital Asset Series B (MBIA),
             3.70%, 1/01/35.................................       15,000
           Missouri Health & Educational Facilities
             Authority
  8,000    Cox Health System Ser 1997 (MBIA), 3,45%,
             6/01/15........................................        8,000
  7,600    Washington University Series 1996 B & C, 3.45%,
             9/01/30........................................        7,600
  2,800    Montour County, Pennsylvaia, Penn State Geisinger
             Health System, Series 1998 B, 3.45%, 8/15/28...        2,800
    100    Newport Beach, California, Hoag Memorial Hospital
             Presbyterian Series 1992, 3.15%, 10/01/22......          100
  4,000    New York City Cultural Resources Trust, New York,
             Solomon R. Guggenheim Foundation, Series 1990
             B,
             3.35%, 12/01/15................................        4,000
  3,650    New York City, New York, Fiscal Series 1994 A,
             Sub-series A-4,
             3.35%, 8/01/22,................................        3,650
 10,000    New York City Municipal Water Finance Authority,
             New York, Series 1994 C (FGIC), 3.70%,
             6/15/23........................................       10,000
  5,100    New York State Dormitory Authority, Cornell
             University, Series 1990 B, 3.40%, 7/01/25......        5,100
  2,700    Nueces River Authority, Texas, Reynolds Metals
             Co. Series 1985, 3.75%, 12/01/99...............        2,700
           Ohio Air Quality Development Authority,
             Cincinnati Gas and Electric Co.
  3,200    Series 1985 A, 3.50%, 12/01/15...................        3,200
  4,100    Series 1985 B, 3.35%, 9/01/30....................        4,100
  2,400    Peninsula Ports Authority of Virginia, Dominion
             Terminal Assn. Series 1987 D, 3.45%, 7/01/16...        2,400
           Pennsylvania Higher Education Facilities
             Authority
  5,000    Carnegie Mellon University, Series 1995 C, 3.45%,
             11/01/29.......................................        5,000
  3,215    Temple University Series 1984-1, 3.35%,
             10/01/09.......................................        3,215

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)

$ 9,800    Philadelphia Hospitals & Higher Education
             Facilities Authority, Pennsylvania, The
             Children's Hospital of Philadelphia Series 1996
             A, 3.45%, 3/01/27..............................  $     9,800
  5,200    Roanoke Industrial Development Authority,
             Virginia, Carilion Health System, Series 1997
             A, 3.50%, 7/01/27..............................        5,200
 12,700    St. Lucie County, Florida Power & Light Co.
             Series 1993, 3.35%, 1/01/26....................       12,700
  7,900    Salt Lake County, Utah, Service Station Holdings
             British Petroleum Series 1994 B, 3.50%,
             8/01/07........................................        7,900
  5,200    South Carolina Jobs Economic Development
             Authority, St. Francis Hospital Series 1990,
             3.60%, 7/01/29.................................        5,200
  4,400    Southwest Higher Education Authority, Texas,
             Southern Methodist University Series 1985,
             3.45%, 7/01/15.................................        4,400
  4,100    Tempe, Arizona, Excise Tax Series 1998, 3.55%,
             7/01/23........................................        4,100
  7,700    Texas Water Development Board, Revolving Fund,
             Series 1992 A, 3.50%, 3/01/15..................        7,700
 13,300    Wake County Industrial & Pollution Control
             Facilities Authority, North Carolina, Carolina
             Power & Light Series 1990 A, 3.85%, 6/15/14....       13,300
                                                              -----------
                                                                  309,845
                                                              -----------
     WEEKLY VARIABLE RATE BONDS (37.8%)
  1,900    Alaska Housing Finance Corporation, Series 1991
             C, 3.30%, 6/01/26..............................        1,900
    300    Arkansas Development Finance Authority, Sister of
             Mercy Health System Series 1989 B, 3.50%,
             6/01/12........................................          300
  3,500    Ascension Parish, Louisiana, Borden Inc. Series
             1992, 3.30%, 12/01/09..........................        3,500
  1,000    Baltimore, Maryland, SCM Plants Inc. Series 1993,
             3.55%, 2/01/00.................................        1,000
           Beaver County Industrial Development Authority,
             Pennsylvania Duquesne Light Co.,
  1,000    Beaver Valley, Series 1990 A, 3.40%, 8/01/20.....        1,000
  1,000    Mansfield, Series 1990 B, 3.40%, 8/01/09.........        1,000
 10,380    Burke County Development Authority, Georgia,
             Oglethorpe Power Co. Series 1993 A, 3.30%,
             1/01/16........................................       10,380
  5,500    Charlotte, North Carolina, Airport Series 1993 A
             (MBIA), 3.30%, 7/01/16.........................        5,500
           Clark County, Nevada, Airport Impr
 18,500    Refg, Series 1993 A, 3.30%, 7/01/12..............       18,500
  2,575    Sub Lien Series 1995 A-1, 3.30%, 7/01/25.........        2,575
  2,500    Columbia, Missouri, Special Series 1988, 3.30%,
             6/01/08........................................        2,500

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
           Connecticut
$ 7,315    Series 1997 B, 3.60%, 5/15/14....................  $     7,315
  6,400    Second Lien Special Tax Series 1, 3.45%,
             12/01/10.......................................        6,400
 11,700    Connecticut Health & Educational Facilities
             Authority, Charity Obligated Group-St.
             Vincent's Medical Center/Hall Brooke Series
             1999 B, 3.25%, 11/01/29........................       11,700
           Connecticut Health & Educational Facilities
             Authority, Yale University
 20,000    Series T-1 3.60%, 7/01/29........................       20,000
 27,655    Series T-2, 3.60%, 7/01/27.......................       27,655
  4,600    Cook County, Illinois, Series 1996,
             3.45%, 12/01/01................................        4,600
 10,500    Dade County, Florida, Water & Sewer System Series
             1994 (FGIC),
             3.50%, 10/05/22................................       10,500
  1,800    Dade County Health Facilities Authority, Florida,
             Miami Children's Hospital Series 1995, 3.30%,
             09/01/25.......................................        1,800
  1,900    Dade County Industrial Development Authority,
             Florida, Dolphins Stadium Series 1985 D, 3.30%,
             01/01/16.......................................        1,900
  4,000    Foothill/Eastern Transportation Corridor Agency,
             California, Toll Road Series 1995 C, TRANS,
             3.30%, 1/02/35.................................        4,000
  2,000    Franklin County, Ohio, Holy Cross Health System
             Series 1995, 3.65%, 6/01/16....................        2,000
           Georgia Municipal Gas Authority, Gas Portfolio II
  7,800    Series 1997 C, 3.30%, 1/01/08....................        7,800
 10,755    Series 1977 B, 3.30%, 9/01/07....................       10,755
           Georgia Municipal Electric Authority
  3,000    Sub-series 1985 C, 3.50%, 3/01/20................        3,000
  4,000    Sub-series 1994 E, 3.50%, 1/01/26................        4,000
  2,400    Glynn Brunswick Memorial Hospital Authority,
             Georgia, Series 1996,
             3.30%, 8/01/16.................................        2,400
           Harris County, Texas, Toll Road Unlimited Tax Sub
             Lien,
    900    Series 1994 D, 3.45%, 8/01/15....................          900
 10,000    Series 1994 G & H, 3.50%, 8/01/20................       10,000
           Illinois Development Finance Authority
  3,500    Chicago Symphony, 3.65%, 6/01/31.................        3,500
  5,000    Museum of Contemporary Art, 3.60%, 2/01/29.......        5,000
  5,000    Con Edison Co. Series C, 3.65%, 3/01/09..........        5,000
  6,400    Indiana Health Facilities Authority, Charity
             Obligated Group Daughters of Charity National
             Health System Series 1997 E, 3.30%, 11/01/26...        6,400
 15,850    Jacksonville Health Facilities Authority,
             Florida, Charity Obligated Group, Series 1997 C
             (MBIA), 3.70%, 8/15/19.........................       15,850

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)

$ 4,000    Jefferson Parish, Louisiana, Hospital Service
             District No. 001, West Jefferson Medical
             Center, Series 1986, 3.15% 1/01/26.............  $     4,000
    800    Lehigh County Industrial Development Authority,
             Pennsylvania, Allegheny Electric Coop, Inc.
             Series 1985 A, 3.75%, 12/01/15.................          800
  5,885    Louisiana Public Facilities Authority, College &
             University Equipment Series A, 3.50%,
             9/01/10........................................        5,885
  1,900    Maryland Health & Educational Facilities, John
             Hopkins Hospital Series 1997 A, 3.30%,
             7/01/27........................................        1,900
           Massachusetts Health & Educational Facilities
             Authority
  2,400    Capital Asset Series G-1, 3.25%, 1/01/19.........        2,400
  1,900    Havard University Series 1985 L, 3.25%,
             2/01/16........................................        1,900
  8,900    Massachusetts, Series 1997 B, 3.25%, 8/01/15.....        8,900
  3,900    Mayfield, Kentucky, League of Cities Funding
             Trust, 3.60%, 7/01/26..........................        3,900
  2,400    Meckenburg County, North Carolina, Series C,
             3.70%, 3/01/15.................................        2,400
  2,600    Midlothian Industrial Development Corporation,
             Texas, Box-Crow Cement Co., 3.45%, 12/01/09....        2,600
  1,000    Minnetonka, Minnesota, Multifamily Cliffs
             Ridgedale Series 1995, 3.70%, 9.15/25..........        1,000
           Missouri Health & Educational Facilities
             Authority,
  3,300    Sisters of Mercy Health System Series 1995 B,
             3.50%, 12/01/16................................        3,300
  2,200    Washington University Series 1984, 3.45%,
             9/01/09........................................        2,200
 25,000    New Jersey Educational Facilities Authority,
             College of New Jersey Series 1999 A (AMBAC),
             3.25%, 7/01/29.................................       25,000
  2,900    New York City, New York, Fiscal Series 1993 A,
             Subseries A-1,
             3.70%, 8/01/19.................................        2,900
  5,000    New York City Transitional Finance Authority, New
             York, Fiscal Series 1999 A, Sub-series A-1,
             3.70%, 11/15/28................................        5,000
  5,000    New York State Housing Finance Agency, Series
             1998 A, 3.45%, 3/15/28.........................        5,000
           New York State Local Government Assistance
             Corporation
  2,900    Series 1995 D, 3.60%, 4/01/25....................        2,900
  5,000    Series 1995 G, 3.00%, 4/01/25....................        5,000
    800    North Carolina Educational Facilities & Finance
             Agency, Bowman Gray School of Medicine Series
             1996, 3.65%, 9/01/26...........................          800

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
$ 1,750    North Carolina Medical Care, Commission Pooled
             Financing Series 1985, 3.50%, 12/01/25.........  $     1,750
  3,900    Nueces County Health Facilities Developmental
             Corporation, Texas, Driscoll Childrens'
             Foundation Series 1985, 3.55%, 7/01/15.........        3,900
  4,200    Ohio State University, General Receipts, Series
             1997, 3.50%, 12/01/07..........................        4,200
  2,640    Person County Industrial Facilities & Pollution
             Control Financing Authority, North Carolina,
             Carolina Power & Light Co. Series 1992 A,
             3.55%, 11/01/19................................        2,640
  4,300    Port of Corpus Christi Authority, Texas, Marine
             Terminal Reynolds Metals Co. Series 1985,
             3.75%, 9/01/14.................................        4,300
    500    Putnam County Development Authority, Florida,
             Seminole Electric Co-op Inc., Series 1984 H1
             (NRU-CFC-GTD), 3.55%, 3/15/14..................          500
  1,100    San Antonio Higher Education Authority, Texas,
             Trinity University Series 1993, 3.75%,
             4/01/04........................................        1,100
  1,900    Seattle, Washington, Municipal Light & Power
             Series 1996, 3.65%, 6/01/21....................        1,900
  2,400    Tennessee, Series 1998 C BANS, 3.30%, 7/02/01....        2,400
  7,900    Texas State Veterans Housing Assistance-Fund I,
             Series 1995, 3.30%, 12/01/16...................        7,900
 15,750    University of Alabama, Hospital
           Series 1997 A & B, 3.30%, 10/01/07...............       15,750
  3,000    University of Delaware, Series 1998,
             3.45%, 11/01/23................................        3,000
  4,000    University of Minnesota Regents, Series 1999 A,
             3.50%, 1/01/34.................................        4,000
  1,100    University of North Carolina, Chapel Hill
             Foundation Inc. COPS, 3.55%, 10/01/09..........        1,100
  1,960    University of Utah, Auxiliary & Campus
             Facilities, Series A, 3.45%, 4/01/27...........        1,960
  2,200    University of Wisconsin, Hospitals & Clinics,
             Series 1997, 3.50%, 4/01/26....................        2,200
 11,300    Washington, Series 1996 B, 3.40%, 6/01/20........       11,300
  5,045    Washington Public Power Supply System, Series
             1A-2 & Series 1A-3, 3.40%, 7/01/17.............        5,045
                                                              -----------
                                                                  383,360
                                                              -----------
  TOTAL VARIABLE/FLOATING RATE INSTRUMENTS..................      693,205
                                                              -----------
  TOTAL TAX-EXEMPT INSTRUMENTS (Cost $1,040,883)............    1,040,883
                                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                               AMORTIZED
                                                                 COST
                                                                 (000)
-------------------------------------------------------------------------

TOTAL INVESTMENTS (102.7%) (Cost $1,040,883).................  $1,040,883
                                                               ----------
OTHER ASSETS (0.5%)
  Cash...........................................  $       51
  Interest Receivable............................       4,738
  Other..........................................           5       4,794
                                                   ----------
LIABILITIES ( - 3.2%)
  Payable for Investments Purchased..............     (30,240)
  Dividends Payable..............................      (1,173)
  Investment Advisory Fees Payable...............        (775)
  Administrative Fees Payable....................        (142)
  Directors' Fees & Expenses Payable.............         (60)
  Custodian Fees Payable.........................         (19)
  Other Liabilities..............................         (47)    (32,456)
                                                   ----------  ----------


                                                                 AMOUNT
                                                                 (000)
                                                               ----------

NET ASSETS (100%)............................................  $1,013,221
                                                               ----------
                                                               ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $1,013,313
Accumulated Net Realized Loss.................................         (92)
                                                                ----------
NET ASSETS....................................................  $1,013,221
                                                                ----------
                                                                ----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,013,300,265 outstanding $0.001 par value
  shares (authorized 4,000,000,000 shares)....................       $1.00
                                                                ----------
                                                                ----------

------------------------------------------------------------

AMBAC  -- American Municipal Bond Assurance Company
BANS  --  Bond Anticipation Notes
COPS  --  Certificates of Participation
FGIC  --  Financial Guaranty Insurance Corporation
FSA   --  Financial Security Assurance
MBIA  --  Municipal Bond Insurance Corporation
NRU-CFC-GTD  -- National Rural Utilities Cooperative Finance Corporation
          Guaranteed
RANS  --  Revenue Anticipation Notes
TRANS  -- Tax & Revenue Anticipation Notes
Variable/Floating Rate Instruments. The Interest rate changes on these instruments are based on changes upon a designated base rate. These instruments are payable on demand.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid form monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

------------------------------------------------------------

                                         AMORTIZED
                                            COST      PERCENT OF
STATE                                      (000)      NET ASSETS
-----------------------------------------------------------------
Alabama................................  $  15,750           1.5%
Alaska.................................      1,900           0.2
Arizona................................     18,560           1.8
Arkansas...............................        300            --
California.............................     41,604           4.1
Colorado...............................     10,000           1.0
Connecticut............................     73,070           7.2
Delaware...............................      3,000           0.3
Florida................................     92,075           9.1
Georgia................................     45,135           4.5
Hawaii.................................      4,100           0.4
Idaho..................................     10,082           1.0
Illinois...............................     27,100           2.7
Indiana................................     26,475           2.6
Iowa...................................     10,074           1.0
Kentucky...............................     21,984           2.2
Louisiana..............................     33,885           3.3
Maryland...............................     22,323           2.2
Massachusetts..........................     28,200           2.8
Michigan...............................      1,700           0.2
Minnesota..............................     20,400           2.0
Mississippi............................      3,200           0.3
Missouri...............................     23,600           2.3
Montana................................      7,000           0.7
Nevada.................................     21,075           2.1
New Jersey.............................     25,000           2.5
New Mexico.............................     22,174           2.2
New York...............................     59,430           5.9
North Carolina.........................     30,623           3.0
Ohio...................................     35,300           3.5
Oklahoma...............................      5,000           0.5
Pennsylvania...........................     20,915           2.0
Philadelphia...........................      9,800           1.0
South Carolina.........................     24,200           2.4
Tennesse...............................     10,400           1.0
Texas..................................    142,188          14.0
Utah...................................     21,849           2.2
Virginia...............................      7,600           0.7
Washington.............................     32,651           3.2
Wisconsin..............................     15,861           1.6
Wyoming................................     15,300           1.5
                                         ----------   -----------
                                         $1,040,883        102.7%
                                         ----------   -----------
                                         ----------   -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                             ACTIVE
                                      INTERNATIONAL        ASIAN          ASIAN    EMERGING    EUROPEAN       EUROPEAN       GLOBAL
                                         ALLOCATION       EQUITY    REAL ESTATE     MARKETS      EQUITY    REAL ESTATE       EQUITY
                                          PORTFOLIO    PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO    PORTFOLIO
                                              (000)        (000)          (000)       (000)       (000)          (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                          $        4,719   $      755   $         47   $  10,018   $   2,711   $        463   $    3,213
  Interest                                    2,293            6             13       2,135         104              1          203
  Less: Foreign Taxes Withheld                 (537)         (47)            (3)       (563)       (332)           (49)        (312)
                                            -------   ----------         ------   ---------   ---------          -----   ----------
    Total Income                              6,475          714             57      11,590       2,483            415        3,104
                                            -------   ----------         ------   ---------   ---------          -----   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                     1,195          246             15       5,591         601             97          891
    Less: Fees Waived                          (200)        (177)           (15)         --        (117)           (64)         (76)
                                            -------   ----------         ------   ---------   ---------          -----   ----------
  Investment Advisory Fees -- Net               995           69             --       5,591         484             33          815
  Administrative Fees                           318           53              7         697         126             24          179
  Custodian Fees                                 94          101             19         868          77             28           56
  Directors' Fees and Expenses                    6            1             --          17           5              1            5
  Filing and Registration Fees                   26           21             15          34          25             15           21
  Foreign Tax Expense                            --           --             --          89          --             --           --
  Insurance                                       8            1             --          23           6              1            4
  Interest Expense                               --           --             --          66          --             --           --
  Professional Fees                              23           20             12          71          17             13           22
  Shareholder Reports                             5           40             12          68           6              4           14
  Distribution Fees on Class B
    Shares                                        1            2              1          10           5              3           24
  Other Expenses                                 68           31              1         134          77             38            4
  Expenses Reimbursed by Adviser                 --           --            (48)         --          --             --           --
                                            -------   ----------         ------   ---------   ---------          -----   ----------
    Total Expenses                            1,544          339             19       7,668         828            160        1,144
                                            -------   ----------         ------   ---------   ---------          -----   ----------
NET INVESTMENT INCOME                         4,931          375             38       3,922       1,655            255        1,960
                                            -------   ----------         ------   ---------   ---------          -----   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                            9,706        5,456            312      (2,585)      4,431           (384)       7,894
  Foreign Currency Transactions              (3,116)         126             --      (1,653)       (129)           (92)         (44)
  Futures Contracts                           5,936           --             --          --          --             --           --
  Swaps                                          --           --             --        (768)         --             --           --
                                            -------   ----------         ------   ---------   ---------          -----   ----------
    Total Net Realized Gain (Loss)           12,526        5,582            312      (5,006)      4,302           (476)       7,850
                                            -------   ----------         ------   ---------   ---------          -----   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                  (763)      20,069            669     324,341*     (8,860)           480       (2,992)
  Foreign Currency Translations              (1,547)        (313)            (1)     (8,705)        (82)            --          672
  Futures                                     1,252           --             --          --          --             --           --
  Swaps                                          --           --             --          (9)         --             --           --
                                            -------   ----------         ------   ---------   ---------          -----   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)            (1,058)      19,756            668     315,627      (8,942)           480       (2,320)
                                            -------   ----------         ------   ---------   ---------          -----   ----------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             11,468       25,338            980     310,621      (4,640)             4        5,530
                                            -------   ----------         ------   ---------   ---------          -----   ----------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                     $       16,399   $   25,713   $      1,018   $ 314,543   $  (2,985)  $        259   $    7,490
                                            -------   ----------         ------   ---------   ---------          -----   ----------
                                            -------   ----------         ------   ---------   ---------          -----   ----------

---------------

*    Net of foreign tax of $7 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                      INTERNATIONAL    INTERNATIONAL    INTERNATIONAL    JAPANESE       LATIN
                                             EQUITY           MAGNUM        SMALL CAP      EQUITY    AMERICAN
                                          PORTFOLIO        PORTFOLIO        PORTFOLIO   PORTFOLIO   PORTFOLIO
                                              (000)            (000)            (000)       (000)       (000)
-------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                          $       56,953   $        3,153   $        4,599   $     223   $     385
  Interest                                    4,886              465              177          43          11
  Less: Foreign Taxes Withheld               (6,698)            (343)            (538)        (34)         (1)
                                     --------------          -------   --------------   ---------   ---------
    Total Income                             55,141            3,275            4,238         232         395
                                     --------------          -------   --------------   ---------   ---------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                    14,816              926            1,226         217         110
    Less: Fees Waived                           (62)            (133)            (101)        (64)        (81)
                                     --------------          -------   --------------   ---------   ---------
  Investment Advisory Fees -- Net            14,754              793            1,125         153          29
  Administrative Fees                         2,878              192              209          48          20
  Custodian Fees                                487              100               82          10          57
  Filing and Registration Fees                   28               16               16          17          21
  Insurance                                      46                5                6           1           1
  Directors' Fees and Expenses                   73                6                6           1           1
  Foreign Tax Expense                            --               52               --          --           3
  Professional Fees                             127               20               23          14          36
  Shareholder Reports                           131               14               15          25           4
  Distribution Fees on Class B
    Shares                                       27               30               --           2           1
  Other Expenses                                 57               22                5           5           4
                                     --------------          -------   --------------   ---------   ---------
    Total Expenses                           18,608            1,250            1,487         276         177
                                     --------------          -------   --------------   ---------   ---------
NET INVESTMENT INCOME (LOSS)                 36,533            2,025            2,751         (44)        218
                                     --------------          -------   --------------   ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                          148,792             (119)           2,878      (2,647)        530
  Foreign Currency Transactions              (8,901)          (1,419)            (167)        745         (33)
  Futures                                        --            2,694               --          --          --
                                     --------------          -------   --------------   ---------   ---------
    Total Net Realized Gain (Loss)          139,891            1,156            2,711      (1,902)        497
                                     --------------          -------   --------------   ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                94,764            9,123           30,881*     14,310       5,724
  Foreign Currency Translations             (17,143)            (150)             (76)        421          (2)
  Futures                                        --             (607)              --          --          --
                                     --------------          -------   --------------   ---------   ---------
    Total Net Change in Unrealized
      Appreciation                           77,621            8,366           30,805      14,731       5,722
                                     --------------          -------   --------------   ---------   ---------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                            217,512            9,522           33,516      12,829       6,219
                                     --------------          -------   --------------   ---------   ---------
    Net Increase in Net Assets
      Resulting from Operations      $      254,045   $       11,547   $       36,267   $  12,785   $   6,437
                                     --------------          -------   --------------   ---------   ---------
                                     --------------          -------   --------------   ---------   ---------

---------------

*    Net of foreign tax of $25 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                       AGGRESSIVE    EMERGING       EQUITY                  U.S. EQUITY    U.S. REAL        VALUE
                                           EQUITY      GROWTH       GROWTH    TECHNOLOGY           PLUS       ESTATE       EQUITY
                                        PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                            (000)       (000)        (000)         (000)          (000)        (000)        (000)
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                        $        331   $     104   $    2,617   $        12   $        187   $    7,990   $      471
    Interest                                   84          28          690            14              8          233           29
    Less: Foreign Taxes Withheld               --          --           --            --             --          (11)          --
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
    Total Income                              415         132        3,307            26            195        8,212          500
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                     550         199        2,781           136             80        1,181          124
    Less: Fees Waived                         (59)        (48)         (49)          (51)           (80)         (30)         (38)
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
  Investment Advisory Fees -- Net             491         151        2,732            85             --        1,151           86
  Administrative Fees                         107          35          719            25             32          230           42
  Custodian Fees                               17          21           55             9             30           18           11
  Filing and Registration Fees                 22          16           38            23             25           33           19
  Insurance                                     7           1           15            --              1            6            2
  Directors' Fees and Expenses                  4           1           19            --              1            6            1
  Professional Fees                            19          14           41            14             13           22           13
  Shareholder Reports                          16           5           82            --             28            6           --
  Distribution Fees on Class B
    Shares                                     22           2          161             2              2           17            1
  Other Expenses                               15           4           12             2             13            8           16
  Expenses Reimbursed by Adviser               --          --           --            --             (1)          --           --
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
    Total Expenses                            720         250        3,874           160            144        1,497          191
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
NET INVESTMENT INCOME (LOSS)                 (305)       (118)        (567)         (134)            51        6,715          309
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                         36,111      11,518       65,039        10,550          8,906        1,046        6,698
  Securities Sold Short                        (1)         --           --            81             --           --           --
  Written Options                              --          --           --           225             --           --           --
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
    Total Net Realized Gain                36,110      11,518       65,039        10,856          8,906        1,046        6,698
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                              (6,057)     (1,528)      71,424          (262)        (6,451)      15,964        2,497
  Foreign Currency Translations                --          --           --            --             --            3           --
  Written Options                              --          --           --           176             --           --           --
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)          (6,057)     (1,528)      71,424           (86)        (6,451)      15,967        2,497
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
TOTAL NET REALIZED GAIN AND CHANGE
  IN UNREALIZED APPRECIATION
  (DEPRECIATION)                           30,053       9,990      136,463        10,770          2,455       17,013        9,195
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
    Net Increase in Net Assets
      Resulting from Operations      $     29,748   $   9,872   $  135,896   $    10,636   $      2,506   $   23,728   $    9,504
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------
                                     ------------   ---------   ----------   -----------   ------------   ----------   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

                                                                        GLOBAL                                           MUNICIPAL
                                                            FIXED        FIXED                 MUNICIPAL        MONEY        MONEY
                                            EMERGING       INCOME       INCOME   HIGH YIELD         BOND       MARKET       MARKET
                                        MARKETS DEBT    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                     PORTFOLIO (000)        (000)        (000)        (000)        (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                        $            59   $       --   $       --   $       --   $       --   $       --   $       --
    Interest                                   3,744        6,259          919        8,831          815       48,264       15,878
    Less: Foreign Taxes Withheld                  --           --           (6)          --           --           --           --
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Income                               3,803        6,259          913        8,831          815       48,264       15,878
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                        272          361           80          355           56        2,904        1,537
    Less: Fees Waived                             --         (126)         (64)          --          (56)          --           --
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
  Investment Advisory Fees -- Net                272          235           16          355           --        2,904        1,537
  Administrative Fees                             45          164           36          147           32        1,523          817
  Custodian Fees                                  20            9            7           21            2          134           61
  Filing and Registration Fees                     8           17           20           24           16           62           22
  Insurance                                        3            4            1            4            1           41           17
  Directors' Fees and Expenses                     2            5            1            5            1           36           21
  Professional Fees                               24           19           14           20           24           47           28
  Shareholder Reports                              7            8            4           10            2           56           23
  Distribution Fees on Class B
    shares                                         1            2           --           60           --           --           --
  Other Expenses                                  21           10            1            3            3           25            2
  Expenses Reimbursed by Adviser                  --           --           --           --           (8)          --           --
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Expenses                               403          473          100          649           73        4,828        2,528
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
NET INVESTMENT INCOME                          3,400        5,786          813        8,182          742       43,436       13,350
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                                36         (983)          80       (3,514)         328          113          (66)
  Foreign Currency Translations                 (935)          58          214           --           --           --           --
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Net Realized Gain (Loss)              (899)        (925)         294       (3,514)         328          113          (66)
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                  3,867       (9,321)      (3,947)       2,845       (1,432)          --           --
  Foreign Currency Translations                   14          (13)        (242)          --           --           --           --
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)              3,881       (9,334)      (4,189)       2,845       (1,432)          --           --
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                               2,982      (10,259)      (3,895)        (669)      (1,104)         113          (66)
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                     $         6,382   $   (4,473)  $   (3,082)  $    7,513   $     (362)  $   43,549   $   13,284
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------
                                              ------   ----------   ----------   ----------   ----------   ----------   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       ACTIVE INTERNATIONAL
                                                       ALLOCATION PORTFOLIO                    ASIAN EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED           YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999         DECEMBER 31,
                                                     (UNAUDITED)                1998         (UNAUDITED)                 1998
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     4,931         $     4,405           $     375            $     957
  Net Realized Gain (Loss)                                12,526              11,443               5,582              (37,634)
  Change in Unrealized Appreciation
    (Depreciation)                                        (1,058)             20,189              19,756               28,122
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             16,399              36,037              25,713               (8,555)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (6,441)                 --               (2,750)
  In Excess of Net Investment Income                          --                (899)                 --                   --
  Net Realized Gain                                           --              (4,946)                 --                   --
  CLASS B:
  Net Investment Income                                       --                  (4)                 --                  (54)
  In Excess of Net Investment Income                          --                  (1)                 --                   --
  Net Realized Gain                                           --                  (3)                 --                   --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (12,294)                 --               (2,804)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             207,324             161,798              87,640              252,272
  Distributions Reinvested                                    --              10,598                  --                2,543
  Redeemed                                               (59,903)            (67,945)            (67,862)            (277,895)
  CLASS B:
  Subscribed                                               2,800                 589                  --                2,253
  Distributions Reinvested                                    --                   8                  --                   43
  Redeemed                                                  (966)               (544)                (46)              (2,007)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         149,255             104,504              19,732              (22,791)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                165,654             128,247              45,445              (34,150)
NET ASSETS:
  Beginning of Period                                    266,928             138,681              52,821               86,971
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   432,582         $   266,928           $  98,266            $  52,821
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $     4,031         $      (900)          $     355            $     (20)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      17,314              13,999               9,993               32,484
   Shares Issued on Distributions Reinvested                  --                 891                  --                  365
   Shares Redeemed                                        (4,956)             (5,822)             (8,076)             (35,507)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          12,358               9,068               1,917               (2,658)
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         222                  50                  --                  270
   Shares Issued on Distributions Reinvested                  --                   1                  --                    6
   Shares Redeemed                                           (78)                (44)                 (6)                (246)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             144                   7                  (6)                  30
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    ASIAN REAL ESTATE PORTFOLIO              EMERGING MARKETS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED          YEAR ENDED   SIX MONTHS ENDED     YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,      JUNE 30, 1999   DECEMBER 31,
                                                     (UNAUDITED)                1998        (UNAUDITED)           1998
                                                           (000)               (000)              (000)          (000)
----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $        38         $       107      $       3,922    $    13,506
  Net Realized Gain (Loss)                                   312              (2,520)            (5,006)      (325,435)
  Change in Unrealized Appreciation
    (Depreciation)                                           668                 848            315,627        (93,796)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              1,018              (1,565)           314,543       (405,725)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                      (25)               (131)                --         (9,772)
  CLASS B:
  Net Investment Income                                       (7)                (32)                --            (70)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (32)               (163)                --         (9,842)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                 530               8,754            193,877        444,841
  Distributions Reinvested                                     6                  24                 --          7,825
  Redeemed                                                  (141)             (6,950)          (175,678)      (769,586)
  CLASS B:
  Subscribed                                                 100                 976              2,202          6,023
  Distributions Reinvested                                     7                  32                 --             56
  Redeemed                                                  (112)               (285)            (2,062)        (5,330)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                             390               2,551             18,339       (316,171)
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  1,376                 823            332,882       (731,738)
NET ASSETS:
  Beginning of Period                                      3,208               2,385            779,314      1,511,052
----------------------------------------------------------------------------------------------------------------------
  End of Period                                      $     4,584         $     3,208      $   1,112,196    $   779,314
----------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $        44         $        38      $       1,423    $    (2,499)
----------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                          71               1,147             17,599         38,129
   Shares Issued on Distributions Reinvested                   1                   4                 --            825
   Shares Redeemed                                           (18)             (1,083)           (16,010)       (73,920)
----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                              54                  68              1,589        (34,966)
----------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          16                 154                196            515
   Shares Issued on Distributions Reinvested                   1                   5                 --              6
   Shares Redeemed                                           (17)                (45)              (194)          (513)
----------------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares Outstanding                 --                 114                  2              8
----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     EUROPEAN EQUITY PORTFOLIO         EUROPEAN REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1999          YEAR ENDED       JUNE 30, 1999           YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1998         (UNAUDITED)    DECEMBER 31, 1998
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     1,655         $     4,028           $     255            $     584
  Net Realized Gain (Loss)                                 4,302              28,924                (476)              (4,748)
  Change in Unrealized Appreciation
    (Depreciation)                                        (8,942)            (17,787)                480                  (63)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             (2,985)             15,165                 259               (4,227)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (3,856)                (34)                (951)
  In Excess of Net Investment Income                          --                  --                  --                 (548)
  Net Realized Gain                                           --             (33,843)                 --                   --
  CLASS B:
  Net Investment Income                                       --                 (98)                 (4)                 (61)
  In Excess of Net Investment Income                          --                  --                  --                  (35)
  Net Realized Gain                                           --              (1,006)                 --                   --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (38,803)                (38)              (1,595)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              34,867             225,179               1,954               61,829
  Distributions Reinvested                                    --              35,750                  51                1,356
  Redeemed                                               (91,130)           (312,976)            (19,231)             (39,580)
  CLASS B:
  Subscribed                                                 125              14,897                 100                4,054
  Distributions Reinvested                                    --               1,064                   3                   77
  Redeemed                                                (2,095)            (13,905)               (597)              (1,927)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (58,233)            (49,991)            (17,720)              25,809
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (61,218)            (73,629)            (17,499)              19,987
NET ASSETS:
  Beginning of Period                                    173,893             247,522              35,953               15,966
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   112,675         $   173,893           $  18,454            $  35,953
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $     1,530         $      (125)          $    (366)           $    (583)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       2,248              11,087                 206                5,703
   Shares Issued on Distributions Reinvested                  --               2,120                   5                  140
   Shares Redeemed                                        (5,919)            (16,019)             (2,034)              (3,950)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (3,671)             (2,812)             (1,823)               1,893
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                           8                 687                  11                  368
   Shares Issued on Distributions Reinvested                  --                  63                  --                    8
   Shares Redeemed                                          (136)               (680)                (63)                (196)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                            (128)                 70                 (52)                 180
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      GLOBAL EQUITY PORTFOLIO              INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS
                                                SIX MONTHS ENDED          YEAR ENDED            ENDED     YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,    JUNE 30, 1999   DECEMBER 31,
                                                     (UNAUDITED)                1998      (UNAUDITED)           1998
                                                           (000)               (000)            (000)          (000)
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     1,960         $     1,803      $    36,533    $    43,563
  Net Realized Gain                                        7,850               8,351          139,891        325,415
  Change in Unrealized Appreciation
    (Depreciation)                                        (2,320)              4,227           77,621        153,574
--------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                             7,490              14,381          254,045        522,552
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (1,782)              --        (63,695)
  Net Realized Gain                                           --              (3,135)              --       (280,825)
  CLASS B:
  Net Investment Income                                       --                 (78)              --           (232)
  Net Realized Gain                                           --                (173)              --         (1,128)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --              (5,168)              --       (345,880)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               8,698             164,605          867,763        754,615
  Distributions Reinvested                                    --               4,794               76        318,874
  Redeemed                                               (35,886)            (57,202)        (465,191)      (672,650)
  CLASS B:
  Subscribed                                              10,056              10,547           10,013         19,050
  Distributions Reinvested                                    --                 256               --          1,208
  Redeemed                                                (3,056)             (4,326)          (1,541)        (6,169)
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (20,188)            118,674          411,120        414,928
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (12,698)            127,887          665,165        591,600
NET ASSETS:
  Beginning of Period                                    241,871             113,984        3,417,574      2,825,974
--------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   229,173         $   241,871      $ 4,082,739    $ 3,417,574
--------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $     1,954         $        (6)     $    29,371    $    (7,162)
--------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                         423               7,765           46,568         38,932
   Shares Issued on Distributions Reinvested                  --                 231                4         17,612
   Shares Redeemed                                        (1,777)             (2,801)         (24,827)       (34,708)
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (1,354)              5,195           21,745         21,836
--------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         487                 518              535          1,010
   Shares Issued on Distributions Reinvested                  --                  13               --             67
   Shares Redeemed                                          (149)               (215)             (84)          (319)
--------------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares Outstanding                338                 316              451            758
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                      159
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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   INTERNATIONAL MAGNUM PORTFOLIO          INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS ENDED           YEAR ENDED     SIX MONTHS ENDED           YEAR ENDED
                                                   JUNE 30, 1999         DECEMBER 31,        JUNE 30, 1999         DECEMBER 31,
                                                     (UNAUDITED)                 1998          (UNAUDITED)                 1998
                                                           (000)                (000)                (000)                (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                $   2,025            $   3,307            $   2,751            $   3,380
  Net Realized Gain (Loss)                                 1,156               (2,008)               2,711               11,403
  Change in Unrealized Appreciation
    (Depreciation)                                         8,366                4,622               30,805              (15,446)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             11,547                5,921               36,267                 (663)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --               (2,016)                  --               (3,853)
  Net Realized Gain                                           --                   --                   --              (12,840)
  CLASS B:
  Net Investment Income                                       --                 (217)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --               (2,233)                  --              (16,693)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              57,309              191,743                7,854               85,121
  Distributions Reinvested                                    --                1,549                   --               15,445
  Redeemed                                              (135,900)             (84,923)             (19,081)             (61,654)
  Transaction Fees                                            --                   --                  247                  991
  CLASS B:
  Subscribed                                               8,217               19,773                   --                   --
  Distributions Reinvested                                    --                  216                   --                   --
  Redeemed                                                (9,726)             (23,394)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (80,100)             104,964              (10,980)              39,903
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (68,553)             108,652               25,287               22,547
NET ASSETS:
  Beginning of Period                                    295,965              187,313              252,642              230,095
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $ 227,412            $ 295,965            $ 277,929            $ 252,642
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets               $   2,776            $     751            $   2,912            $     161
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       4,915               15,688                  491                4,724
   Shares Issued on Distributions Reinvested                  --                  125                   --                  990
   Shares Redeemed                                       (11,830)              (7,128)              (1,195)              (3,893)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (6,915)               8,685                 (704)               1,821
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         697                1,697                   --                   --
   Shares Issued on Distributions Reinvested                  --                   17                   --                   --
   Shares Redeemed                                          (835)              (2,049)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Class B Shares Outstanding               (138)                (335)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                      160
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      JAPANESE EQUITY PORTFOLIO                LATIN AMERICAN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                    JUNE 30, 1999         DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                      (UNAUDITED)                 1998         (UNAUDITED)                1998
                                                            (000)                (000)               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                         $      (44)          $       18           $     218           $     800
  Net Realized Gain (Loss)                                 (1,902)             (12,255)                497             (20,619)
  Change in Unrealized Appreciation
    (Depreciation)                                         14,731               16,272               5,722              (9,182)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              12,785                4,035               6,437             (29,001)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        --               (2,322)                 --                (212)
  In Excess of Net Realized Gain                               --                   --                  --                (315)
  CLASS B:
  Net Investment Income                                        --                  (58)                 --                  --
  In Excess of Net Realized Gain                               --                   --                  --                 (44)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          --               (2,380)                 --                (571)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               30,504               80,573               6,813              26,531
  Distributions Reinvested                                     --                2,130                  --                 512
  Redeemed                                                (41,370)            (103,699)             (5,745)            (59,398)
  CLASS B:
  Subscribed                                                  797                1,559                   6               4,016
  Distributions Reinvested                                     --                   58                  --                  42
  Redeemed                                                   (136)              (2,227)                (66)             (5,876)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          (10,205)             (21,606)              1,008             (34,173)
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                   2,580              (19,951)              7,445             (63,745)
NET ASSETS:
  Beginning of Period                                      58,838               78,789              16,160              79,905
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                           $61,418              $58,838           $  23,605           $  16,160
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets               $      115               $  159           $     680           $     462
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                        4,602               13,223                 840               2,606
   Shares Issued on Distributions Reinvested                   --                  353                  --                  62
   Shares Redeemed                                         (6,371)             (17,312)               (708)             (7,153)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           (1,769)              (3,736)                132              (4,485)
------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          120                  253                   1                 400
   Shares Issued on Distributions Reinvested                   --                   10                  --                   4
   Shares Redeemed                                            (21)                (376)                 (9)               (856)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                               99                 (113)                 (8)               (452)
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                      161
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    AGGRESSIVE EQUITY PORTFOLIO              EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                     (UNAUDITED)                1998         (UNAUDITED)                1998
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                         $    (305)          $     (31)          $    (118)          $     720
  Net Realized Gain (Loss)                                36,110              (3,311)             11,518              13,214
  Change in Unrealized Appreciation
    (Depreciation)                                        (6,057)             17,623              (1,528)              3,438
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                            29,748              14,281               9,872              17,372
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --                  --                  --                (665)
  Net Realized Gain                                           --              (4,714)                 --             (11,952)
  In Excess of Net Realized Gain                              --              (4,038)                 --                  --
  CLASS B:
  Net Investment Income                                       --                  --                  --                  (9)
  Net Realized Gain                                           --                (488)                 --                (215)
  In Excess of Net Realized Gain                              --                (417)                 --                  --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --              (9,657)                 --             (12,841)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              18,133             103,224               3,116              44,542
  Distributions Reinvested                                    --               8,162                  --              12,498
  Redeemed                                               (61,041)           (139,466)            (46,926)            (46,040)
  CLASS B:
  Subscribed                                               1,349               9,123                 688               1,050
  Distributions Reinvested                                    --                 910                  --                 219
  Redeemed                                                (2,295)            (12,525)               (597)             (1,332)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (43,854)            (30,572)            (43,719)             10,937
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (14,106)            (25,948)            (33,847)             15,468
NET ASSETS:
  Beginning of Period                                    147,416             173,364              74,558              59,090
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $ 133,310           $ 147,416           $  40,711           $  74,558
----------------------------------------------------------------------------------------------------------------------------
  Accumulated net investment loss included in
    end of period net assets                           $    (313)          $      (8)          $    (123)          $      (5)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                         930               5,958                 371               5,229
   Shares Issued on Distributions Reinvested                  --                 468                  --               1,612
   Shares Redeemed                                        (3,158)             (8,784)             (5,710)             (5,237)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (2,228)             (2,358)             (5,339)              1,604
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          68                 525                  76                 120
   Shares Issued on Distributions Reinvested                  --                  52                  --                  29
   Shares Redeemed                                          (121)               (781)                (68)               (160)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             (53)               (204)                  8                 (11)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      EQUITY GROWTH PORTFOLIO                  TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED          YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                   JUNE 30, 1999        DECEMBER 31,       JUNE 30, 1999        DECEMBER 31,
                                                     (UNAUDITED)                1998         (UNAUDITED)                1998
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                        $     (567)          $   1,591         $      (134)        $      (269)
  Net Realized Gain                                       65,039              15,027              10,856               2,659
  Change in Unrealized Appreciation
    (Depreciation)                                        71,424             104,466                 (86)              7,927
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                           135,896             121,084              10,636              10,317
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (1,285)                 --                  --
  Net Realized Gain                                           --             (26,081)                 --                (106)
  In Excess of Net Realized Gain                              --             (17,331)                 --                  --
  CLASS B:
  Net Investment Income                                       --                (122)                 --                  --
  Net Realized Gain                                           --              (2,705)                 --                  (3)
  In Excess of Net Realized Gain                              --              (1,798)                 --                  --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (49,322)                 --                (109)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             179,961             323,851               5,298              13,187
  Distributions Reinvested                                    --              41,645                  --                  84
  Redeemed                                              (214,220)           (240,110)            (12,515)            (27,423)
  CLASS B:
  Subscribed                                              84,494              78,567               1,432                 600
  Distributions Reinvested                                     5               4,058                  --                   3
  Redeemed                                               (17,095)            (31,546)               (239)             (2,485)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          33,145             176,465              (6,024)            (16,034)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                169,041             248,227               4,612              (5,826)
NET ASSETS:
  Beginning of Period                                    867,895             619,668              28,356              34,182
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                       $1,036,936           $ 867,895         $    32,968         $    28,356
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                        $     (415)          $     152         $      (138)        $        (4)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       8,797              17,219                 246                 977
   Shares Issued on Distributions Reinvested                  --               2,193                  --                   5
   Shares Redeemed                                       (10,518)            (13,173)               (601)             (2,162)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (1,721)              6,239                (355)             (1,180)
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                       4,176               4,267                  65                  46
   Shares Issued on Distributions Reinvested                  --                 215                  --                  --
   Shares Redeemed                                          (844)             (1,739)                (12)               (203)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                           3,332               2,743                  53                (157)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     U.S. EQUITY PLUS PORTFOLIO                U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                    JUNE 30, 1999           YEAR ENDED        JUNE 30, 1999           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1998          (UNAUDITED)    DECEMBER 31, 1998
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                 $      51            $     337           $    6,715           $   10,540
  Net Realized Gain (Loss)                                  8,906               (1,252)               1,046               (6,534)
  Change in Unrealized Appreciation
    (Depreciation)                                         (6,451)               8,042               15,967              (48,907)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               2,506                7,127               23,728              (44,901)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        --                 (263)              (3,515)             (10,426)
  In Excess of Net Investment Income                           --                   --                   --               (2,345)
  Net Realized Gain                                            --                  (52)                  --               (5,094)
  CLASS B:
  Net Investment Income                                        --                   (3)                (148)                (578)
  Net Realized Gain                                            --                   --                   --                 (136)
  In Excess of Net Realized Gain                               --                   (2)                  --                 (295)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          --                 (320)              (3,663)             (18,874)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                1,240               59,080              125,339              137,342
  Distributions Reinvested                                     --                  260                2,605               15,418
  Redeemed                                                (54,048)             (20,302)             (92,177)            (194,533)
  CLASS B:
  Subscribed                                                   --                2,297                4,344                8,511
  Distributions Reinvested                                     --                    2                  136                  947
  Redeemed                                                   (151)              (1,089)              (4,207)             (13,578)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          (52,959)              40,248               36,040              (45,893)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 (50,453)              47,055               56,105             (109,668)
NET ASSETS:
  Beginning of Period                                      68,071               21,016              273,112              382,780
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $  17,618            $  68,071           $  329,217           $  273,112
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets                $     125            $      74           $    5,226           $    2,174
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                           97                5,038                9,597                9,934
   Shares Issued on Distributions Reinvested                   --                   21                  216                1,131
   Shares Redeemed                                         (4,295)              (1,727)              (7,246)             (14,151)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           (4,198)               3,332                2,567               (3,086)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                           --                  203                  339                  616
   Shares Issued on Distributions Reinvested                   --                   --                   11                   70
   Shares Redeemed                                            (12)                 (98)                (335)                (982)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                              (12)                 105                   15                 (296)
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            VALUE EQUITY                          EMERGING MARKETS DEBT
                                                              PORTFOLIO                                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                    JUNE 30, 1999           YEAR ENDED        JUNE 30, 1999           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1998          (UNAUDITED)    DECEMBER 31, 1998
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                 $     309            $   1,201           $    3,400           $   16,351
  Net Realized Gain (Loss)                                  6,698               15,254                 (899)             (98,483)
  Change in Unrealized Appreciation
    (Depreciation)                                          2,497              (10,706)               3,881                4,411
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               9,504                5,749                6,382              (77,721)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                      (179)              (1,194)                  --              (15,290)
  In Excess of Net Investment Income                           --                   --                   --                 (265)
  Net Realized Gain                                            --              (18,063)                  --                   --
  CLASS B:
  Net Investment Income                                        (3)                 (25)                  --                 (328)
  In Excess of Net Investment Income                           --                   --                   --                   (6)
  Net Realized Gain                                            --                 (384)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (182)             (19,666)                  --              (15,889)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               21,125               42,549               21,075              124,573
  Distributions Reinvested                                    148               17,591                   --               11,412
  Redeemed                                                (28,951)             (75,102)             (16,197)            (140,330)
  CLASS B:
  Subscribed                                                  107                1,072                   25                3,809
  Distributions Reinvested                                      3                  386                   --                  297
  Redeemed                                                   (685)              (2,291)                (297)              (3,393)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           (8,253)             (15,795)               4,606               (3,632)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                   1,069              (29,712)              10,988              (97,242)
NET ASSETS:
  Beginning of Period                                      58,588               88,300               47,421              144,663
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                           $59,657              $58,588              $58,409              $47,421
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                               $142                  $15               $3,129                $(271)
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                        1,738                3,097                7,838               22,907
   Shares Issued on Distributions Reinvested                   13                1,530                   --                4,328
   Shares Redeemed                                         (2,551)              (5,611)              (5,910)             (34,221)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                             (800)                (984)               1,928               (6,986)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                            9                   71                   10                  707
   Shares Issued on Distributions Reinvested                   --                   33                   --                  111
   Shares Redeemed                                            (57)                (172)                (116)                (767)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                              (48)                 (68)                (106)                  51
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            FIXED INCOME                           GLOBAL FIXED INCOME
                                                              PORTFOLIO                                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                    JUNE 30, 1999           YEAR ENDED        JUNE 30, 1999           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1998          (UNAUDITED)    DECEMBER 31, 1998
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                 $   5,786            $  11,666           $      813           $    2,739
  Net Realized Gain (Loss)                                   (925)               4,024                  294                  613
  Change in Unrealized Appreciation
    (Depreciation)                                         (9,334)                  57               (4,189)               3,117
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              (4,473)              15,747               (3,082)               6,469
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                    (4,706)             (11,256)                (231)                (904)
  Net Realized Gain                                            --                 (617)                  --                   --
  CLASS B:
  Net Investment Income                                       (66)                (226)                  (2)                  (5)
  Net Realized Gain                                            --                  (10)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (4,772)             (12,109)                (233)                (909)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               15,594               97,384                  334                8,210
  Distributions Reinvested                                  4,112               10,600                  203                  833
  Redeemed                                                (27,028)             (82,009)              (8,018)             (53,314)
  CLASS B:
  Subscribed                                                   17                1,412                   --                   --
  Distributions Reinvested                                     36                  135                    2                    5
  Redeemed                                                 (1,191)              (2,819)                 (11)                 (49)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           (8,460)              24,703               (7,490)             (44,315)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 (17,705)              28,341              (10,805)             (38,755)
NET ASSETS:
  Beginning of Period                                     216,367              188,026               46,246               85,001
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                          $198,662             $216,367              $35,441              $46,246
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets                   $1,094                  $80                 $752                 $172
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                        1,423                8,841                   28                  689
   Shares Issued on Distributions Reinvested                  380                  962                   17                   74
   Shares Redeemed                                         (2,479)              (7,440)                (663)              (4,687)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                             (676)               2,363                 (618)              (3,924)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                            2                  127                   --                   --
   Shares Issued on Distributions Reinvested                    3                   12                   --                   --
   Shares Redeemed                                           (109)                (254)                  (1)                  (4)
--------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Class B Shares Outstanding                (104)                (115)                  (1)                  (4)
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             HIGH YIELD                              MUNICIPAL BOND
                                                              PORTFOLIO                                 PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                    JUNE 30, 1999           YEAR ENDED        JUNE 30, 1999           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1998          (UNAUDITED)    DECEMBER 31, 1998
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $8,182              $15,934                 $742               $2,095
  Net Realized Gain (Loss)                                 (3,514)               1,964                  328                  736
  Change in Unrealized Appreciation
    (Depreciation)                                          2,845              (15,658)              (1,432)                (372)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               7,513                2,240                 (362)               2,459
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                    (5,251)             (12,571)                (586)              (2,107)
  In Excess of Net Investment Income                           --                   (5)                  --                   --
  Net Realized Gain                                            --               (1,778)                  --                 (565)
  In Excess of Net Realized Gain                               --                 (523)                  --                   --
  Return of Capital                                            --                 (137)                  --                   --
  CLASS B:
  Net Investment Income                                    (1,671)              (3,479)                  --                   --
  In Excess of Net Investment Income                           --                   (2)                  --                   --
  Net Realized Gain                                            --                 (741)                  --                   --
  In Excess of Net Realized Gain                               --                 (217)                  --                   --
  Return of Capital                                            --                  (48)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (6,922)             (19,501)                (586)              (2,672)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               59,092              155,079                5,872               13,129
  Distributions Reinvested                                  4,610               12,501                  592                2,592
  Redeemed                                                (58,468)            (140,600)             (13,697)             (41,242)
  CLASS B:
  Subscribed                                               20,908               80,986                   --                   --
  Distributions Reinvested                                    253                  883                   --                   --
  Redeemed                                                (38,246)             (26,766)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          (11,851)              82,083               (7,233)             (25,521)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 (11,260)              64,822               (8,181)             (25,734)
NET ASSETS:
  Beginning of Period                                     185,041              120,219               34,807               60,541
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $ 173,781            $ 185,041           $   26,626           $   34,807
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                          $   1,253            $      (7)          $      153           $       (3)
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                        5,497               13,382                  564                1,245
   Shares Issued on Distributions Reinvested                  425                1,119                   57                  247
   Shares Redeemed                                         (5,441)             (12,331)              (1,323)              (3,907)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                              481                2,170                 (702)              (2,415)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                        1,911                7,010                   --                   --
   Shares Issued on Distributions Reinvested                   23                   80                   --                   --
   Shares Redeemed                                         (3,532)              (2,418)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                           (1,598)               4,672                   --                   --
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   MONEY MARKET                   MUNICIPAL MONEY MARKET
                                                     PORTFOLIO                           PORTFOLIO
--------------------------------------------------------------------------------------------------------------

                                          SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1999    DECEMBER 31,       JUNE 30, 1999    DECEMBER 31,
                                               (UNAUDITED)            1998         (UNAUDITED)            1998
                                                     (000)           (000)               (000)           (000)
--------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                  $          43,436   $      87,544   $          13,350   $      28,381
  Net Realized Gain (Loss)                             113               3                 (66)             (4)
--------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                 43,549          87,547              13,284          28,377
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                            (43,436)        (87,540)            (13,350)        (28,381)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                     7,386,160      12,812,219           3,802,261       7,506,094
  Distributions Reinvested                          39,094          87,297              12,106          28,978
  Redeemed                                      (7,656,858)    (12,447,556)         (3,791,659)     (7,349,096)
--------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                            (231,604)        451,960              22,708         185,976
--------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                        (231,491)        451,967              22,642         185,972
NET ASSETS:
  Beginning of Period                            1,958,177       1,506,210             990,579         804,607
--------------------------------------------------------------------------------------------------------------
  End of Period                          $       1,726,686   $   1,958,177   $       1,013,221   $     990,579
--------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net
    assets                               $               4   $           4   $              --   $          --
--------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                             7,385,195      12,812,219           3,802,261       7,506,094
   Shares Issued on Distributions
     Reinvested                                     39,108          87,297              12,107          28,978
   Shares Redeemed                              (7,656,857)    (12,447,556)         (3,791,672)     (7,349,096)
--------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                           (232,554)        451,960              22,696         185,976
--------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                      1999      ---------------------------------------------------------
                                               (UNAUDITED)         1998++      1997++        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $    11.90      $   10.39   $   11.44   $   11.63   $   11.65   $   12.21
                                               -----------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.16           0.22        0.18        0.24        0.17        0.19
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.33           1.86        0.80        0.88        1.00       (0.25)
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                  0.49           2.08        0.98        1.12        1.17       (0.06)
                                               -----------      ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                 --          (0.30)      (0.83)      (0.81)      (0.25)      (0.14)
  In Excess of Net Investment Income                    --          (0.04)      (0.02)      (0.02)      (0.10)         --
  Net Realized Gain                                     --          (0.23)      (1.18)      (0.48)      (0.84)      (0.36)
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total Distributions                                 --          (0.57)      (2.03)      (1.31)      (1.19)      (0.50)
                                               -----------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $12.39         $11.90      $10.39      $11.44      $11.63      $11.65
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                          4.12%         20.12%       8.61%       9.71%      10.57%      (0.52)%
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $430,676       $266,832    $138,667    $183,193    $170,663    $182,977
Ratio of Expenses to Average Net Assets (1)           0.83%**        0.80%       0.80%       0.80%       0.80%       0.80%
Ratio of Expenses to Average Net Assets
  Excluding Securities Lending and Interest
  Expense                                             0.80%**         N/A         N/A         N/A         N/A         N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                          2.66%**        1.91%       1.47%       1.22%       1.26%       1.43%
Portfolio Turnover Rate                                 23%            49%         49%         65%         72%         51%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.01          $0.02       $0.03       $0.03       $0.05       $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.94%**        1.03%       1.10%       1.09%       1.18%       1.00%
     Net Investment Income to Average Net
       Assets                                         2.55%**        1.70%       1.18%       0.94%       0.88%       1.23%
-------------------------------------------------------------------------------------------------------------------------

                                                                  CLASS B
                                            ---------------------------------------------------
                                                                                    PERIOD FROM
                                               SIX MONTHS         YEAR ENDED         JANUARY 2,
                                                    ENDED        DECEMBER 31,        1996*** TO
                                            JUNE 30, 1999      -----------------   DECEMBER 31,
                                              (UNAUDITED)       1998++    1997++           1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $12.12       $10.48    $11.44         $11.66
                                                   ------      -------   -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                          0.05         0.22      0.08           0.06
  Net Realized and Unrealized Gain on
    Investments                                      0.36         1.94      0.87           1.00
                                                   ------      -------   -------         ------
    Total from Investment Operations                 0.41         2.16      0.95           1.06
                                                   ------      -------   -------         ------
DISTRIBUTIONS
  Net Investment Income                                --        (0.23)    (0.71)         (0.78)
  In Excess of Net Investment Income                   --        (0.06)    (0.02)         (0.02)
  Net Realized Gain                                    --        (0.23)    (1.18)         (0.48)
                                                   ------      -------   -------         ------
    Total Distributions                                --        (0.52)    (1.91)         (1.28)
                                                   ------      -------   -------         ------
NET ASSET VALUE, END OF PERIOD                     $12.53       $12.12    $10.48         $11.44
                                                   ------      -------   -------         ------
                                                   ------      -------   -------         ------
TOTAL RETURN                                         3.38%       20.71%     8.35%          9.22%
                                                   ------      -------   -------         ------
                                                   ------      -------   -------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $1,906          $96       $14           $633
Ratio of Expenses to Average Net Assets
  (2)                                                1.07%**      1.05%     1.05%          1.05%**
Ratio of Expenses to Average Net Assets
  Excluding Securities Lending and
  Interest Expense                                   1.05%**       N/A       N/A            N/A
Ratio of Net Investment Income to Average
  Net Assets (2)                                     2.78%**      1.80%     0.71%          1.09%**
Portfolio Turnover Rate                                23%          49%       49%            65%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                       $0.00+       $0.03     $0.03          $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                  1.15%**      1.27%     1.32%          1.33%**
     Net Investment Income to Average Net
       Assets                                        2.70%**      1.58%     0.45%          0.82%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the years ended December 31, 1998 and December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                 CLASS A
                                               ---------------------------------------------------------------------------
                                                 SIX MONTHS
                                                      ENDED
                                                   JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                       1999      ---------------------------------------------------------
                                                (UNAUDITED)           1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      8.01      $    9.43   $   18.73   $   19.48   $   21.54   $   26.20
                                               ------------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                     0.04           0.12        0.14        0.17        0.18        0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments                                        3.50          (1.24)      (8.93)       0.50        1.11       (4.15)
                                               ------------      ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                   3.54          (1.12)      (8.79)       0.67        1.29       (4.04)
                                               ------------      ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                  --          (0.30)      (0.00)+     (0.15)      (0.34)      (0.09)
  In Excess of Net Investment Income                     --             --          --       (0.00)+     (0.00)+        --
  Net Realized Gain                                      --             --          --       (1.27)      (3.01)      (0.53)
  In Excess of Net Realized Gain                         --             --       (0.51)         --          --          --
                                               ------------      ---------   ---------   ---------   ---------   ---------
    Total Distributions                                  --          (0.30)      (0.51)      (1.42)      (3.35)      (0.62)
                                               ------------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                  $     11.55      $    8.01   $    9.43   $   18.73   $   19.48   $   21.54
                                               ------------      ---------   ---------   ---------   ---------   ---------
                                               ------------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                          44.20%        (11.38)%    (48.29)%      3.49%       6.87%     (15.81)%
                                               ------------      ---------   ---------   ---------   ---------   ---------
                                               ------------      ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $96,195        $51,334     $85,503    $363,498    $314,884    $276,906
Ratio of Expenses to Average Net Assets (1)            1.07%**        1.19%       1.12%       1.00%       1.00%       1.00%
Ratio of Expenses to Average Net Assets
  Excluding Country Tax, Securities Lending,
  and Interest Expense                                 1.00%**        1.00%       1.00%        N/A         N/A         N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                           1.22%**        1.36%       0.47%       0.74%       0.97%       0.52%
Portfolio Turnover Rate                                 106%           151%        107%         69%         42%         47%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                         $0.02          $0.05       $0.05       $0.05       $0.03       $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets                    1.64%**        1.79%       1.31%       1.25%       1.18%       1.20%
     Net Investment Income to Average Net
       Assets                                          0.65%**        0.76%       0.29%       0.54%       0.79%       0.32%
--------------------------------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                               -------------------------------------------------
                                                SIX MONTHS                           PERIOD FROM
                                                     ENDED         YEAR ENDED         JANUARY 2,
                                                  JUNE 30,        DECEMBER 31,        1996*** TO
                                                      1999      -----------------   DECEMBER 31,
                                               (UNAUDITED)         1998      1997           1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    7.97      $  9.40   $ 18.74      $   19.55
                                               -----------      -------   -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.04         0.07      0.03           0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       3.45        (1.20)    (8.86)          0.46
                                               -----------      -------   -------         ------
    Total from Investment Operations                  3.49        (1.13)    (8.83)          0.57
                                               -----------      -------   -------         ------
DISTRIBUTIONS
  Net Investment Income                                 --        (0.30)    (0.00)+        (0.11)
  Net Realized Gain                                     --           --        --          (1.27)
  In Excess of Net Realized Gain                        --           --     (0.51)            --
                                               -----------      -------   -------         ------
  Total Distributions                                   --        (0.30)    (0.51)         (1.38)
                                               -----------      -------   -------         ------
NET ASSET VALUE, END OF PERIOD                   $   11.46      $  7.97   $  9.40         $18.74
                                               -----------      -------   -------         ------
                                               -----------      -------   -------         ------
Total Return                                         43.79%      (11.53)%  (48.48)%         2.92%
                                               -----------      -------   -------         ------
                                               -----------      -------   -------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $2,071       $1,487    $1,468        $11,002
Ratio of Expenses to Average Net Assets (2)           1.32%**      1.47%     1.37%          1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Country Tax, Securities Lending
  and Interest Expense                                1.25%**      1.25%     1.25%           N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                          0.95%**      1.06%     0.18%          0.58%**
Portfolio Turnover Rate                                106%         151%      107%           %69
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                        $0.02        $0.04     $0.04          $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.92%**      2.07%     1.56%          1.52%**
     Net Investment Income (Loss) to Average
       Net Assets                                     0.37%**      0.46%    (0.01)%         0.37%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                                     CLASS A
                                               ----------------------------------------------------
                                                                                        PERIOD FROM
                                                                                         OCTOBER 1,
                                               SIX MONTHS ENDED        YEAR ENDED          1997* TO
                                                  JUNE 30, 1999      DECEMBER 31,      DECEMBER 31,
                                                    (UNAUDITED)              1998              1997
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   6.63           $  7.94           $ 10.00
                                                         ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                0.06              0.26              0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments                                            1.89             (1.24)            (2.10)
                                                         ------            ------            ------
      Total from Investment Operations                     1.95             (0.98)            (1.99)
                                                         ------            ------            ------
DISTRIBUTIONS
  Net Investment Income                                   (0.06)            (0.33)            (0.07)
                                                         ------            ------            ------
    Total Distributions                                   (0.06)            (0.33)            (0.07)
                                                         ------            ------            ------
NET ASSET VALUE, END OF PERIOD                         $   8.52           $  6.63           $  7.94
                                                         ------            ------            ------
                                                         ------            ------            ------
TOTAL RETURN                                              29.66%           (11.82)%          (19.92)%
                                                         ------            ------            ------
                                                         ------            ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $  3,607           $ 2,447           $ 2,385
Ratio of Expenses to Average Net Assets (1)                1.01%**           1.05%             1.08%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                               1.00%**           1.00%             1.00%**
Ratio of Net Investment Income to Average Net
  Assets (1)                                               2.13%**           2.47%             5.21%**
Portfolio Turnover Rate                                      43%              261%               38%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                             $0.10             $0.36             $0.25
   Ratios before expense limitation:
     Expenses to Average Net Assets                        4.47%**           4.52%            12.95%**
     Net Investment Loss to Average Net
       Assets                                             (1.33)%**         (1.00)%           (6.66)%**
---------------------------------------------------------------------------------------------------

                                                                     CLASS B
                                               ----------------------------------------------------
                                                                                        PERIOD FROM
                                                                                         OCTOBER 1,
                                               SIX MONTHS ENDED        YEAR ENDED          1997* TO
                                                  JUNE 30, 1999      DECEMBER 31,      DECEMBER 31,
                                                    (UNAUDITED)              1998              1997
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   6.66           $  8.03           $ 10.00
                                                         ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                0.07              0.12                --
  Net Realized and Unrealized Gain (Loss) on
    Investments                                            1.89             (1.16)            (1.97)
                                                         ------            ------            ------
    Total from Investment Operations                       1.96             (1.04)            (1.97)
                                                         ------            ------            ------
DISTRIBUTIONS
  Net Investment Income                                   (0.06)            (0.33)               --
                                                         ------            ------            ------
    Total Distributions                                   (0.06)            (0.33)               --
                                                         ------            ------            ------
NET ASSET VALUE, END OF PERIOD                         $   8.56           $  6.66           $  8.03
                                                         ------            ------            ------
                                                         ------            ------            ------
TOTAL RETURN                                              29.60%           (12.53)%          (19.70)%
                                                         ------            ------            ------
                                                         ------            ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $    977           $   761           $     0+
Ratio of Expenses to Average Net Assets (2)                1.26%**           1.38%             1.18%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                               1.25%**           1.25%              N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                               1.85%**           2.39%             4.24%**
Portfolio Turnover Rate                                      43%              261%               38%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                             $0.12             $0.18               N/A
   Ratios before expense limitation:
     Expenses to Average Net Assets                        4.60%**           5.03%              N/A
     Net Investment Loss to Average Net
       Assets                                             (1.50)%**         (1.27)%             N/A

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized
+    Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                                                                    CLASS A
                                              ------------------------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                      1999      ------------------------------------------------------------------
                                               (UNAUDITED)            1998           1997           1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $9.55          $12.97         $14.66         $13.14       $16.30       $19.00
                                              ------------      ----------   ------------   ------------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        0.05            0.16           0.07           0.09         0.08        (0.04)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       3.77           (3.46)         (0.29)          1.51        (2.05)       (1.69)
                                              ------------      ----------   ------------   ------------   ----------   ----------
    Total from Investment Operations                  3.82           (3.30)         (0.22)          1.60        (1.97)       (1.73)
                                              ------------      ----------   ------------   ------------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                                 --           (0.12)         (0.07)         (0.08)       (0.06)          --
  In Excess of Net Investment Income                    --              --          (0.07)            --           --           --
  Net Realized Gain                                     --              --          (0.69)            --        (1.13)       (0.97)
  In Excess of Net Realized Gain                        --              --          (0.64)            --           --           --
                                              ------------      ----------   ------------   ------------   ----------   ----------
    Total Distributions                                 --           (0.12)         (1.47)         (0.08)       (1.19)       (0.97)
                                              ------------      ----------   ------------   ------------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                    $  13.37      $     9.55   $      12.97   $      14.66   $    13.14   $    16.30
                                              ------------      ----------   ------------   ------------   ----------   ----------
                                              ------------      ----------   ------------   ------------   ----------   ----------
TOTAL RETURN                                         40.00%         (25.42)%        (1.03)%        12.19%      (12.77)%      (9.63)%
                                              ------------      ----------   ------------   ------------   ----------   ----------
                                              ------------      ----------   ------------   ------------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $1,102,105        $772,115     $1,501,386     $1,304,006     $876,591     $929,638
Ratio of Expenses to Average Net Assets               1.68%**         1.81%          1.75%          1.74%        1.72%        1.75%
Ratio of Expenses to Average Net Assets
  Excluding Interest and Country Tax Expense           N/A            1.70%           N/A            N/A          N/A          N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  0.88%**         1.04%          0.40%          0.69%        0.60%       (0.26)%
Portfolio Turnover Rate                                 75%             98%            90%            55%          54%          32%
------------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                   -------------------------------------------------------
                                                    SIX MONTHS                                 PERIOD FROM
                                                         ENDED                                  JANUARY 2,
                                                      JUNE 30,      YEAR ENDED DECEMBER 31,     1996*** TO
                                                          1999      -----------------------   DECEMBER 31,
                                                   (UNAUDITED)          1998           1997           1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $9.56        $12.98         $14.66         $13.25
                                                   -----------      --------       --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                   0.03          0.10           0.02           0.04
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           3.78         (3.43)         (0.28)          1.42
                                                   -----------      --------       --------         ------
    Total from Investment Operations                      3.81         (3.33)         (0.26)          1.46
                                                   -----------      --------       --------         ------
DISTRIBUTIONS
  Net Investment Income                                     --         (0.09)         (0.05)         (0.05)
  In Excess of Net Investment Income                        --            --          (0.04)            --
  Net Realized Gain                                         --            --          (0.69)            --
  In Excess of Net Realized Gain                            --            --          (0.64)            --
                                                   -----------      --------       --------         ------
    Total Distributions                                     --         (0.09)         (1.42)         (0.05)
                                                   -----------      --------       --------         ------
NET ASSET VALUE, END OF PERIOD                         $ 13.37       $  9.56        $ 12.98      $   14.66
                                                   -----------      --------       --------         ------
                                                   -----------      --------       --------         ------
TOTAL RETURN                                             39.85%       (25.65)%        (1.31)%        11.04%
                                                   -----------      --------       --------         ------
                                                   -----------      --------       --------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $10,091        $7,199         $9,666        $14,213
Ratio of Expenses to Average Net Assets                   1.93%**       2.06%          2.00%          1.99%**
Ratio of Expenses to Average Net Assets Excluding
  Interest and Country Tax Expense                         N/A          1.95%           N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets                                                  0.63%**       0.80%          0.11%          0.33%**
Portfolio Turnover Rate                                     75%           98%            90%           %55

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                     SIX MONTHS
                                                          ENDED
                                                       JUNE 30,                        YEAR ENDED DECEMBER 31,
                                                           1999      ------------------------------------------------------------
                                                    (UNAUDITED)            1998         1997         1996        1995        1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $15.75          $17.96       $16.70       $13.92      $13.94      $12.91
                                                   ------------      ----------   ----------   ----------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                0.23            0.43         0.39         0.24        0.14        0.08
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           (0.42)           1.08         2.58         2.85        1.37        1.29
                                                   ------------      ----------   ----------   ----------   ---------   ---------
      Total from Investment Operations                    (0.19)           1.51         2.97         3.09        1.51        1.37
                                                   ------------      ----------   ----------   ----------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                      --           (0.42)       (0.37)       (0.25)      (0.15)      (0.09)
  In Excess of Net Investment Income                         --              --           --        (0.02)         --          --
  Net Realized Gain                                          --           (3.30)       (1.34)       (0.04)      (1.38)      (0.25)
                                                   ------------      ----------   ----------   ----------   ---------   ---------
      Total Distributions                                    --           (3.72)       (1.71)       (0.31)      (1.53)      (0.34)
                                                   ------------      ----------   ----------   ----------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                           $15.56          $15.75       $17.96       $16.70      $13.92      $13.94
                                                   ------------      ----------   ----------   ----------   ---------   ---------
                                                   ------------      ----------   ----------   ----------   ---------   ---------
TOTAL RETURN                                              (1.21)%          8.09%       17.88%       22.29%      11.85%      10.88%
                                                   ------------      ----------   ----------   ----------   ---------   ---------
                                                   ------------      ----------   ----------   ----------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $109,560        $168,712     $242,868     $178,356     $69,583     $27,634
Ratio of Expenses to Average Net Assets (1)                1.10%**         1.00%        1.00%        1.00%       1.00%       1.00%
Ratio of Expenses to Average Net Assets Excluding
  Bank Interest Expense                                    1.00%**          N/A          N/A          N/A         N/A         N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                               2.22%**         1.47%        1.96%        1.83%       1.37%       0.87%
Portfolio Turnover Rate                                      48%             52%          43%          24%         13%         79%
---------------
(1) Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income           $0.02           $0.02        $0.02        $0.02       $0.03       $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets                        1.25%**         1.08%        1.09%        1.16%       1.25%       1.62%
     Net Investment Income to Average
       Net Assets                                          2.06%**         1.40%        1.87%        1.67%       1.12%       0.25%
------------------------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                   --------------------------------------------------------
                                                     SIX MONTHS                                 PERIOD FROM
                                                          ENDED                                  JANUARY 2,
                                                       JUNE 30,      YEAR ENDED DECEMBER 31,     1996*** TO
                                                           1999      -----------------------   DECEMBER 31,
                                                    (UNAUDITED)          1998           1997           1996
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $15.74        $17.94         $16.67         $14.05
                                                         ------      --------       --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                0.10          0.33           0.28           0.18
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           (0.31)         1.13           2.66           2.73
                                                         ------      --------       --------         ------
      Total from Investment Operations                    (0.21)         1.46           2.94           2.91
                                                         ------      --------       --------         ------
DISTRIBUTIONS
  Net Investment Income                                      --         (0.36)         (0.33)         (0.23)
  In Excess of Net Investment Income                         --            --             --          (0.02)
  Net Realized Gain                                          --         (3.30)         (1.34)         (0.04)
                                                         ------      --------       --------         ------
      Total Distributions                                    --         (3.66)         (1.67)         (0.29)
                                                         ------      --------       --------         ------
NET ASSET VALUE, END OF PERIOD                           $15.53        $15.74         $17.94         $16.67
                                                         ------      --------       --------         ------
                                                         ------      --------       --------         ------
TOTAL RETURN                                              (1.33)%        7.80%         17.73%         20.76%
                                                         ------      --------       --------         ------
                                                         ------      --------       --------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $3,115        $5,181         $4,654         $2,654
Ratio of Expenses to Average Net Assets (2)                1.35%**       1.25%          1.25%          1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                         1.25%**        N/A            N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                               1.92%**       1.15%          1.55%          1.67%**
Portfolio Turnover Rate                                      48%           52%            43%            24%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income           $0.01         $0.02          $0.02          $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                        1.50%**       1.34%          1.34%          1.40%**
     Net Investment Income to Average Net Assets           1.77%**       1.08%          1.46%          1.52%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                           CLASS A
                                         -------------------------------------------
                                          SIX MONTHS                     PERIOD FROM
                                               ENDED                      OCTOBER 1,
                                            JUNE 30,      YEAR ENDED        1997* TO
                                                1999    DECEMBER 31,    DECEMBER 31,
                                         (UNAUDITED)++          1998            1997
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      9.58    $       9.52    $      10.00
                                         -----------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                     0.10            0.12            0.05
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.18            0.33           (0.52)
                                         -----------          ------          ------
    Total from Investment Operations            0.28            0.45           (0.47)
                                         -----------          ------          ------
DISTRIBUTIONS
  Net Investment Income                        (0.03)          (0.25)          (0.01)
  In Excess of Net Investment Income              --           (0.14)             --
                                         -----------          ------          ------
    Total Distributions                        (0.03)          (0.39)          (0.01)
                                         -----------          ------          ------
NET ASSET VALUE, END OF PERIOD           $      9.83    $       9.58    $       9.52
                                         -----------          ------          ------
                                         -----------          ------          ------
TOTAL RETURN                                    2.90%           4.75%          (4.72)%
                                         -----------          ------          ------
                                         -----------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $16,372         $33,422         $15,177
Ratio of Expenses to Average Net Assets
  (1)                                           1.30%**         1.03%           1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    1.00%**         1.00%            N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                        2.09%**         1.33%           2.08%**
Portfolio Turnover Rate                           11%            119%             47%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                        $0.01           $0.03           $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.84%**         1.43%           3.05%**
     Net Investment Income to Average
      Net Assets                                1.56%**         0.95%           0.03%**
------------------------------------------------------------------------------------

                                                           CLASS B
                                         -------------------------------------------
                                          SIX MONTHS                     PERIOD FROM
                                               ENDED                      OCTOBER 1,
                                            JUNE 30,      YEAR ENDED        1997* TO
                                                1999    DECEMBER 31,    DECEMBER 31,
                                         (UNAUDITED)++          1998            1997
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      9.61    $       9.52    $      10.00
                                         -----------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                     0.11            0.11            0.02
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.15            0.33           (0.50)
                                         -----------          ------          ------
    Total from Investment Operations            0.26            0.44           (0.48)
                                         -----------          ------          ------
DISTRIBUTIONS
  Net Investment Income                        (0.02)          (0.22)             --
  In Excess of Net Investment Income              --           (0.13)             --
                                         -----------          ------          ------
    Total Distributions                        (0.02)          (0.35)             --
                                         -----------          ------          ------
NET ASSET VALUE, END OF PERIOD           $      9.85    $       9.61    $       9.52
                                         -----------          ------          ------
                                         -----------          ------          ------
TOTAL RETURN                                    2.72%           4.60%          (4.76)%
                                         -----------          ------          ------
                                         -----------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $2,082          $2,531            $789
Ratio of Expenses to Average Net Assets
  (2)                                           1.59%**         1.28%           1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    1.25%**         1.25%            N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                        2.36%**         1.15%           1.51%**
Portfolio Turnover Rate                           11%            119%             47%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                        $0.02           $0.04           $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets             2.10%**         1.68%           3.12%**
     Net Investment Income (Loss) to
      Average Net Assets                        1.85%**         0.77%          (0.36)%**

--------------------------------------------------------------------------------

*    Commencement of operations
**   Annualized
++ Per share amounts for the six months ended June 30, 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                               CLASS A
                                               ------------------------------------------------------------------------
                                                 SIX MONTHS
                                                      ENDED
                                                   JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                       1999      ------------------------------------------------------
                                                (UNAUDITED)           1998        1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $20.74         $18.52      $16.24     $14.31     $13.40     $13.87
                                               ------------      ---------   ---------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                            0.19           0.15        0.21       0.23       0.18       0.08
  Net Realized and Unrealized Gain on
    Investments                                        0.60           2.55        3.61       3.02       2.26       0.79
                                               ------------      ---------   ---------   --------   --------   --------
    Total from Investment Operations                   0.79           2.70        3.82       3.25       2.44       0.87
                                               ------------      ---------   ---------   --------   --------   --------
DISTRIBUTIONS
  Net Investment Income                                  --          (0.17)      (0.40)     (0.23)     (0.22)     (0.12)
  Net Realized Gain                                      --          (0.31)      (1.14)     (1.09)     (1.31)     (1.22)
                                               ------------      ---------   ---------   --------   --------   --------
    Total Distributions                                  --          (0.48)      (1.54)     (1.32)     (1.53)     (1.34)
                                               ------------      ---------   ---------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                       $21.53         $20.74      $18.52     $16.24     $14.31     $13.40
                                               ------------      ---------   ---------   --------   --------   --------
                                               ------------      ---------   ---------   --------   --------   --------
TOTAL RETURN                                           3.81%         14.60%      23.75%     22.83%     18.66%      6.95%
                                               ------------      ---------   ---------   --------   --------   --------
                                               ------------      ---------   ---------   --------   --------   --------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $208,343       $228,748    $108,074    $80,297    $91,675    $78,935
Ratio of Expenses to Average Net Assets (1)            1.00%**        1.00%       1.00%      1.00%      1.00%      1.00%
Ratio of Net Investment Income to Average Net
  Assets (1)                                           1.77%**        0.96%       1.07%      1.38%      1.17%      0.87%
Portfolio Turnover Rate                                  19%            39%         30%        26%        28%        12%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                         $0.01          $0.01       $0.02      $0.03      $0.02      $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                    1.07%**        1.07%       1.11%      1.15%      1.13%      1.24%
     Net Investment Income to Average Net
       Assets                                          1.70%**        0.90%       0.96%      1.23%      1.04%      0.63%
-----------------------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                               -------------------------------------------------------
                                                 SIX MONTHS                                PERIOD FROM
                                                      ENDED       YEAR ENDED DECEMBER       JANUARY 2,
                                                   JUNE 30,               31,               1996*** TO
                                                       1999      ----------------------   DECEMBER 31,
                                                (UNAUDITED)          1998          1997           1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $20.63        $18.46        $16.21         $14.36
                                               ------------      --------      --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                            0.18          0.15          0.16           0.13
  Net Realized and Unrealized Gain on
    Investments                                        0.58          2.46          3.60           3.02
                                               ------------      --------      --------         ------
    Total from Investment Operations                   0.76          2.61          3.76           3.15
                                               ------------      --------      --------         ------
DISTRIBUTIONS
  Net Investment Income                                  --         (0.13)        (0.37)         (0.21)
  Net Realized Gain                                      --         (0.31)        (1.14)         (1.09)
                                               ------------      --------      --------         ------
    Total Distributions                                  --         (0.44)        (1.51)         (1.30)
                                               ------------      --------      --------         ------
NET ASSET VALUE, END OF PERIOD                       $21.39        $20.63        $18.46         $16.21
                                               ------------      --------      --------         ------
                                               ------------      --------      --------         ------
TOTAL RETURN                                           3.68%        14.15%        23.37%         22.04%
                                               ------------      --------      --------         ------
                                               ------------      --------      --------         ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $20,830       $13,123        $5,910         $3,928
Ratio of Expenses to Average Net Assets (2)            1.25%**       1.25%         1.25%          1.25%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                           1.61%**       0.68%         0.80%          1.29%**
Portfolio Turnover Rate                                  19%           39%           30%            26%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                         $0.01         $0.01         $0.02          $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                    1.32%**       1.32%         1.36%          1.39%**
     Net Investment Income to Average Net
       Assets                                          1.54%**       0.62%         0.69%          1.15%**

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIO:
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                     CLASS A
                                               ------------------------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                            YEAR ENDED DECEMBER 31,
                                                      1999      -------------------------------------------------------------------
                                               (UNAUDITED)             1998          1997          1996          1995          1994
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $18.25           $17.16        $16.95        $15.15        $15.34        $14.09
                                               -----------      -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.18             0.27          0.30          0.25          0.16          0.16
  Net Realized and Unrealized Gain on
    Investments                                       1.06             2.86          2.01          2.71          1.55          1.54
                                               -----------      -----------   -----------   -----------   -----------   -----------
    Total from Investment Operations                  1.24             3.13          2.31          2.96          1.71          1.70
                                               -----------      -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income                                 --            (0.38)        (0.48)        (0.36)        (0.06)        (0.18)
  Net Realized Gain                                     --            (1.66)        (1.62)        (0.80)        (1.84)        (0.27)
                                               -----------      -----------   -----------   -----------   -----------   -----------
    Total Distributions                                 --            (2.04)        (2.10)        (1.16)        (1.90)        (0.45)
                                               -----------      -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                      $19.49           $18.25        $17.16        $16.95        $15.15        $15.34
                                               -----------      -----------   -----------   -----------   -----------   -----------
                                               -----------      -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                                          6.80%           18.30%        13.91%        19.64%        11.77%        12.39%
                                               -----------      -----------   -----------   -----------   -----------   -----------
                                               -----------      -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $4,055,760       $3,400,498    $2,822,900    $2,264,424    $1,598,530    $1,304,770
Ratio of Expenses to Average Net Assets (1)           1.00%**          1.00%         1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income to Average Net
  Assets (1)                                          1.97%**          1.33%         1.49%         1.64%         1.38%         1.12%
Portfolio Turnover Rate                                 17%              33%           33%           18%           27%           16%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.00+           $0.00+        $0.00+        $0.00        $0.003        $0.004
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.00%**          1.02%         1.02%         1.02%         1.03%         1.03%
     Net Investment Income to Average Net
       Assets                                         1.97%**          1.32%         1.47%         1.61%         1.35%         1.09%
------------------------------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                               -------------------------------------------------------
                                                SIX MONTHS                                 PERIOD FROM
                                                     ENDED                                  JANUARY 2,
                                                  JUNE 30,      YEAR ENDED DECEMBER 31,     1996*** TO
                                                      1999      -----------------------   DECEMBER 31,
                                               (UNAUDITED)          1998           1997           1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  18.22      $  17.13       $  16.93       $  15.24
                                               -----------      --------       --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.17          0.24           0.23           0.23
  Net Realized and Unrealized Gain on
    Investments                                       1.04          2.85           2.02           2.59
                                               -----------      --------       --------         ------
    Total from Investment Operations                  1.21          3.09           2.25           2.82
                                               -----------      --------       --------         ------
DISTRIBUTIONS
  Net Investment Income                                 --         (0.34)         (0.43)         (0.33)
  Net Realized Gain                                     --         (1.66)         (1.62)         (0.80)
                                               -----------      --------       --------         ------
    Total Distributions                                 --         (2.00)         (2.05)         (1.13)
                                               -----------      --------       --------         ------
NET ASSET VALUE, END OF PERIOD                    $  19.43      $  18.22       $  17.13       $  16.93
                                               -----------      --------       --------         ------
                                               -----------      --------       --------         ------
TOTAL RETURN                                          6.64%        18.13%         13.57%         18.58%
                                               -----------      --------       --------         ------
                                               -----------      --------       --------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $26,979       $17,076         $3,074         $5,393
Ratio of Expenses to Average Net Assets (2)           1.25%**       1.25%          1.25%          1.25%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                          1.80%**       0.96%          1.21%          1.68%**
Portfolio Turnover Rate                                 17%           33%            33%            18%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                        $0.00+        $0.00+         $0.00+         $0.00
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.25%**       1.28%          1.27%          1.27%**
     Net Investment Income to Average Net
       Assets                                         1.80%**       0.95%          1.19%          1.66%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                               ---------------------------------------------------------
                                                 SIX MONTHS                                  PERIOD FROM
                                                      ENDED                                    MARCH 15,
                                                   JUNE 30,      YEAR ENDED DECEMBER 31,        1996* TO
                                                       1999      ------------------------   DECEMBER 31,
                                                (UNAUDITED)           1998           1997           1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.57         $10.87         $10.66         $10.00
                                                     ------      ---------      ---------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                            0.12           0.14           0.17           0.06
  Net Realized and Unrealized Gain on
    Investments                                        0.58           0.66           0.54           0.76
                                                     ------      ---------      ---------         ------
    Total from Investment Operations                   0.70           0.80           0.71           0.82
                                                     ------      ---------      ---------         ------
DISTRIBUTIONS
  Net Investment Income                                  --          (0.10)         (0.41)         (0.13)
  In Excess of Net Investment Income                     --             --             --          (0.02)
  Net Realized Gain                                      --             --          (0.09)         (0.01)
                                                     ------      ---------      ---------         ------
    Total Distributions                                  --          (0.10)         (0.50)         (0.16)
                                                     ------      ---------      ---------         ------
NET ASSET VALUE, END OF PERIOD                       $12.27         $11.57         $10.87         $10.66
                                                     ------      ---------      ---------         ------
                                                     ------      ---------      ---------         ------
TOTAL RETURN                                           6.05%          7.33%          6.58%          8.25%
                                                     ------      ---------      ---------         ------
                                                     ------      ---------      ---------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $201,399       $269,814       $159,096        $85,316
Ratio of Expenses to Average Net Assets (1)            1.06%**        1.00%          1.00%          1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Securities Lending and Interest
  Expense                                              1.00%**         N/A            N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                           1.77%**        1.34%          1.44%          0.99%**
Portfolio Turnover Rate                                  38%            39%            41%            18%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                         $0.01          $0.01          $0.02          $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets                    1.17%**        1.13%          1.19%          1.54%**
     Net Investment Income to Average Net
       Assets                                          1.66%**        1.24%          1.25%          0.44%**
--------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                               -------------------------------------------------------
                                                 SIX MONTHS                                PERIOD FROM
                                                      ENDED       YEAR ENDED DECEMBER        MARCH 15,
                                                   JUNE 30,               31,                 1996* TO
                                                       1999      ----------------------   DECEMBER 31,
                                                (UNAUDITED)          1998          1997           1996
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.54        $10.84        $10.63         $10.00
                                                     ------      --------      --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                            0.09          0.14          0.16           0.01
  Net Realized and Unrealized Gain on
    Investments                                        0.59          0.64          0.52           0.78
                                                     ------      --------      --------         ------
    Total from Investment Operations                   0.68          0.78          0.68           0.79
                                                     ------      --------      --------         ------
DISTRIBUTIONS
  Net Investment Income                                  --         (0.08)        (0.38)         (0.13)
  In Excess of Net Investment Income                     --            --            --          (0.02)
  Net Realized Gain                                      --            --         (0.09)         (0.01)
                                                     ------      --------      --------         ------
    Total Distributions                                  --         (0.08)        (0.47)         (0.16)
                                                     ------      --------      --------         ------
NET ASSET VALUE, END OF PERIOD                       $12.22        $11.54        $10.84         $10.63
                                                     ------      --------      --------         ------
                                                     ------      --------      --------         ------
TOTAL RETURN                                           5.89%         7.13%         6.33%          7.90%
                                                     ------      --------      --------         ------
                                                     ------      --------      --------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $26,013       $26,151       $28,217        $23,173
Ratio of Expenses to Average Net Assets (2)            1.31%**       1.25%         1.25%          1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Securities Lending and Interest
  Expense                                              1.25%**        N/A           N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                           1.61%**       1.24%         1.19%          0.60%**
Portfolio Turnover Rate                                  38%           39%           41%            18%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                         $0.01         $0.01         $0.02          $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                    1.42%**       1.37%         1.44%          1.69%**
     Net Investment Income to Average Net
       Assets                                          1.49%**       1.14%         1.00%          0.15%**

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                      1999      ---------------------------------------------------------
                                               (UNAUDITED)           1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   15.25      $   15.61   $   16.83   $   14.94   $   15.15   $   14.64
                                               -----------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.17           0.22        0.25        0.21        0.24        0.14
  Net Realized and Unrealized Gain (Loss) on
    Investments+                                      2.09           0.39       (0.42)       2.29*       0.15*       0.62*
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                  2.26           0.61       (0.17)       2.50        0.39        0.76
                                               -----------      ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                 --          (0.24)      (0.31)      (0.22)      (0.23)      (0.03)
  In Excess of Net Investment Income                    --             --       (0.05)         --          --          --
  Net Realized Gain                                     --          (0.79)      (0.77)      (0.39)      (0.37)      (0.22)
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total Distributions                                 --          (1.03)      (1.13)      (0.61)      (0.60)      (0.25)
                                               -----------      ---------   ---------   ---------   ---------   ---------
TRANSACTION FEES                                      0.02           0.06        0.08          --          --          --
                                               -----------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                   $   17.53      $   15.25   $   15.61   $   16.83   $   14.94   $   15.15
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                         14.95%          4.25%      (0.55)%     16.82%       2.60%       5.25%
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $277,929       $252,642    $230,095    $234,743    $198,669    $160,101
Ratio of Expenses to Average Net Assets (1)           1.15%**        1.15%       1.15%       1.15%       1.15%       1.15%
Ratio of Net Investment Income to Average Net
  Assets (1)                                          2.13%**        1.23%       1.37%       1.29%       1.72%       1.18%
Portfolio Turnover Rate                                 18%            39%         31%         35%         24%          8%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.01          $0.01       $0.01       $0.01       $0.01       $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.23%**        1.21%       1.22%       1.23%       1.24%       1.29%
     Net Investment Income to Average Net
       Assets                                         2.05%**        1.18%       1.30%       1.20%       1.63%       1.04%

--------------------------------------------------------------------------------

  * Reflects a 1% transaction fee on purchases and redemptions of capital shares.
 **  Annualized
  + The amount shown for the year ended December 31, 1998 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                 CLASS A
                                               ---------------------------------------------------------------------------
                                                SIX MONTHS                                                     PERIOD FROM
                                                     ENDED                                                       APRIL 25,
                                                  JUNE 30,                YEAR ENDED DECEMBER 31,                 1994* TO
                                                    1999++      -------------------------------------------   DECEMBER 31,
                                               (UNAUDITED)          1998       1997      1996++        1995           1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   6.18      $   5.89   $   7.96   $    9.27   $    9.83       $  10.00
                                               -----------      --------   --------   ---------   ---------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (1)                     (0.01)         0.04       0.17          --        0.04          (0.01)
Net Realized and Unrealized Gain (Loss) on
  Investments+                                        1.65          0.48      (0.94)      (0.13)      (0.40)         (0.16)
                                               -----------      --------   --------   ---------   ---------   ------------
    Total from Investment Operations                  1.64          0.52      (0.77)      (0.13)      (0.36)         (0.17)
                                               -----------      --------   --------   ---------   ---------   ------------
DISTRIBUTIONS
Net Investment Income                                   --         (0.23)     (1.30)      (0.66)         --             --
In Excess of Net Investment Income                      --            --         --       (0.52)      (0.20)            --
                                               -----------      --------   --------   ---------   ---------   ------------
    Total Distributions                                 --         (0.23)     (1.30)      (1.18)      (0.20)            --
                                               -----------      --------   --------   ---------   ---------   ------------
NET ASSET VALUE, END OF PERIOD                    $   7.82      $   6.18   $   5.89   $    7.96   $    9.27       $   9.83
                                               -----------      --------   --------   ---------   ---------   ------------
                                               -----------      --------   --------   ---------   ---------   ------------
TOTAL RETURN                                         26.54%         8.82%     (9.23)%     (1.40)%     (3.64)%        (1.70)%
                                               -----------      --------   --------   ---------   ---------   ------------
                                               -----------      --------   --------   ---------   ---------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $59,284       $57,755    $77,086    $152,229    $119,278        $50,332
Ratio of Expenses to Average Net Assets (1)           1.01%**       1.11%      1.06%       1.00%       1.00%          1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.00%**       1.00%      1.00%        N/A         N/A            N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                             (0.16)%**      0.03%     (0.21)%     (0.04)%      0.15%         (0.10)%**
Portfolio Turnover Rate                                 16%           66%        40%         38%         52%             1%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
     income (Loss)                                   $0.00+++      $0.01      $0.01       $0.01       $0.06          $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.24%**       1.30%      1.14%       1.07%       1.20%          1.27%**
     Net Investment Loss to Average Net
       Assets                                        (0.39)%**     (0.14)%    (0.28)%     (0.11)%     (0.05)%        (0.37)%**
--------------------------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                               --------------------------------------------------------
                                                SIX MONTHS                                  PERIOD FROM
                                                     ENDED                                   JANUARY 2,
                                                  JUNE 30,      YEAR ENDED DECEMBER 31,      1996*** TO
                                                    1999++      -----------------------    DECEMBER 31,
                                               (UNAUDITED)         1998            1997          1996++
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.13      $  5.87         $  7.94         $  9.25
                                               -----------      -------         -------          ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (2)                     (0.01)       (0.09)           0.09           (0.02)
Net Realized and Unrealized Gain (Loss) on
  Investments                                         1.63         0.58           (0.89)          (0.14)
                                               -----------      -------         -------          ------
    Total from Investment Operations                  1.62         0.49           (0.80)          (0.16)
                                               -----------      -------         -------          ------
DISTRIBUTIONS
Net Investment Income                                   --        (0.23)          (1.27)          (0.64)
In Excess of Net Investment Income                      --           --              --           (0.51)
                                               -----------      -------         -------          ------
    Total Distributions                                 --        (0.23)          (1.27)          (1.15)
                                               -----------      -------         -------          ------
NET ASSET VALUE, END OF PERIOD                     $  7.75      $  6.13         $  5.87         $  7.94
                                               -----------      -------         -------          ------
                                               -----------      -------         -------          ------
TOTAL RETURN                                         26.43%        8.33%          (9.64)%         (1.67)%
                                               -----------      -------         -------          ------
                                               -----------      -------         -------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $ 2,134      $ 1,083         $ 1,703         $ 3,431
Ratio of Expenses to Average Net Assets (2)           1.26%**      1.36%           1.31%           1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.25%**      1.25%           1.25%            N/A
Ratio of Net Investment Loss to Average Net
  Assets (2)                                         (0.40)%**    (0.25)%         (0.53)%         (0.26)%**
Portfolio Turnover Rate                                 16%          66%             40%             38%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income (loss)                                 $0.04        $0.02           $0.01           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.50%**      1.55%           1.38%           1.31%**
     Net Investment Loss to Average Net
       Assets                                        (0.65)%**    (0.42)%         (0.60)%         (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  + The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
 ++ Per share amounts for the six months ended June 30, 1999 and the year ended December 31, 1996 are based on average shares outstanding.
+++  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

--------------------------------------------------------------------------------

                                                                          CLASS A
                                               --------------------------------------------------------------
                                                SIX MONTHS                                        PERIOD FROM
                                                     ENDED                                        JANUARY 18,
                                                  JUNE 30,         YEAR ENDED DECEMBER 31,           1995* TO
                                                      1999      ------------------------------   DECEMBER 31,
                                               (UNAUDITED)        1998++       1997       1996           1995
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $6.74        $10.91     $11.32      $9.06         $10.00
                                               -----------      --------   --------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                    0.08          0.13      (0.01)      0.14           0.05
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       2.55         (4.16)      4.32       4.27          (0.92)
                                               -----------      --------   --------   --------   ------------
    Total from Investment Operations                  2.63         (4.03)      4.31       4.41          (0.87)
                                               -----------      --------   --------   --------   ------------
DISTRIBUTIONS
  Net Investment Income                                 --         (0.09)        --      (0.13)         (0.04)
  Net Realized Gain                                     --         (0.05)     (4.04)     (2.02)            --
  For Excess of Net Realized Gain                       --            --      (0.68)        --             --
  Return of Capital                                     --            --         --         --          (0.03)
                                               -----------      --------   --------   --------   ------------
    Total Distributions                                 --         (0.14)     (4.72)     (2.15)         (0.07)
                                               -----------      --------   --------   --------   ------------
NET ASSET VALUE, END OF PERIOD                       $9.37         $6.74     $10.91     $11.32          $9.06
                                               -----------      --------   --------   --------   ------------
                                               -----------      --------   --------   --------   ------------
TOTAL RETURN                                         39.02%       (37.10)%    41.28%     48.77%         (8.68)%
                                               -----------      --------   --------   --------   ------------
                                               -----------      --------   --------   --------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $22,091       $15,012    $73,196    $30,409        $15,376
Ratio of Expenses to Average Net Assets (1)           1.75%**       1.81%      1.89%      1.70%          1.70%**
Ratio of Expense to Average Net Assets
  Excluding Country Tax and Interest Expense          1.70%**       1.64%      1.70%      1.70%          1.70%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                              2.19%**       1.40%     (0.14)%     1.21%          1.62%**
Portfolio Turnover Rate                                 73%          196%       286%       192%           137%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.03           N/A      $0.01      $0.05          $0.09
   Ratios before expense limitation:
     Expenses to Average Net Assets                   2.56%**        N/A       1.96%      2.18%          3.13%**
     Net Investment Income (Loss) to Average
       Net Assets                                     1.38%**        N/A      (0.21)%     0.75%         (0.48)%**
-------------------------------------------------------------------------------------------------------------

                                                                       CLASS B
                                               --------------------------------------------------------
                                                SIX MONTHS                                  PERIOD FROM
                                                     ENDED                                   JANUARY 2,
                                                  JUNE 30,      YEAR ENDED DECEMBER 31,      1996*** TO
                                                      1999      -----------------------    DECEMBER 31,
                                               (UNAUDITED)        1998++           1997            1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.78      $  10.80       $  11.31         $  9.44
                                               -----------      --------       --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.09          0.12             --            0.09
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       2.53         (4.09)          4.21            3.90
                                               -----------      --------       --------          ------
  Total from Investment Operations                    2.62         (3.97)          4.21            3.99
                                               -----------      --------       --------          ------
DISTRIBUTIONS
  Net Investment Income                                 --            --             --           (0.10)
  Net Realized Gain                                     --         (0.05)         (4.04)          (2.02)
  In Excess of Net Realized Gain                        --            --          (0.68)             --
                                               -----------      --------       --------          ------
    Total Distributions                                 --         (0.05)         (4.72)          (2.12)
                                               -----------      --------       --------          ------
NET ASSET VALUE, END OF PERIOD                     $  9.40      $   6.78       $  10.80         $ 11.31
                                               -----------      --------       --------          ------
                                               -----------      --------       --------          ------
TOTAL RETURN                                         38.64%       (36.86)%        40.37%          42.44%
                                               -----------      --------       --------          ------
                                               -----------      --------       --------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $1,514        $1,148         $6,709          $1,333
Ratio of Expenses to Average Net Assets (2)           2.01%**       2.01%          2.14%           1.95%**
Ratio of Expense to Average Net Assets
  Excluding Country Tax and Interest Expense          1.95%**       1.85%          1.95%           1.95%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets (2)                              1.84%**       1.24%         (0.34)%          0.89%**
Portfolio Turnover Rate                                 73%          196%           286%            192%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                      $  0.04           N/A       $   0.00+        $  0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                   2.82%**        N/A           2.21%           2.43%**
     Net Investment Income (Loss) to Average
       Net Assets                                     1.03%**        N/A          (0.41)%          0.42%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                            CLASS A
                                               -----------------------------------------------------------------
                                                SIX MONTHS                                           PERIOD FROM
                                                     ENDED                                             MARCH 18,
                                                  JUNE 30,           YEAR ENDED DECEMBER 31,            1995* TO
                                                      1999      ---------------------------------   DECEMBER 31,
                                               (UNAUDITED)           1998        1997        1996           1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $17.50         $15.78      $14.43      $12.17         $10.00
                                               -----------      ---------   ---------   ---------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                          (0.05)          0.00+       0.01        0.18           0.15
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       4.25           2.42        4.58        4.73           3.95
                                               -----------      ---------   ---------   ---------   ------------
    Total from Investment Operations                  4.20           2.42        4.59        4.91           4.10
                                               -----------      ---------   ---------   ---------   ------------
DISTRIBUTIONS
  Net Investment Income                                 --             --       (0.01)      (0.17)         (0.15)
  In Excess of Net Investment Income                    --             --       (0.00)+        --             --
  Net Realized Gain                                     --          (0.38)      (3.23)      (2.48)         (1.78)
  In Excess of Net Realized Gain                        --          (0.32)         --          --             --
                                               -----------      ---------   ---------   ---------   ------------
    Total Distributions                                 --          (0.70)      (3.24)      (2.65)         (1.93)
                                               -----------      ---------   ---------   ---------   ------------
NET ASSET VALUE, END OF PERIOD                      $21.70         $17.50      $15.78      $14.43         $12.17
                                               -----------      ---------   ---------   ---------   ------------
                                               -----------      ---------   ---------   ---------   ------------
TOTAL RETURN                                         24.00%         15.35%      33.31%      40.90%         41.25%
                                               -----------      ---------   ---------   ---------   ------------
                                               -----------      ---------   ---------   ---------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $113,789       $130,732    $155,087     $68,480        $28,548
Ratio of Expenses to Average Net Assets (1)           1.02%**        1.01%       1.02%       1.00%          1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.00%**        1.00%       1.00%        N/A            N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                             (0.41)%**       0.01%       0.08%       1.26%          1.64%**
Portfolio Turnover Rate                                 89%           373%        302%        380%           309%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.01          $0.01       $0.01       $0.03          $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.10%**        1.03%       1.08%       1.24%          1.59%**
     Net Investment Income (Loss) to Average
       Net Assets                                    (0.50)%**      (0.01)%      0.02%       1.02%          1.05%**
----------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                               ---------------------------------------------------------------
                                                SIX MONTHS                                         PERIOD FROM
                                                     ENDED                                          JANUARY 2,
                                                  JUNE 30,         YEAR ENDED DECEMBER 31,          1996*** TO
                                                      1999      ------------------------------    DECEMBER 31,
                                               (UNAUDITED)              1998              1997            1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $17.40            $15.72            $14.42          $12.25
                                               -----------            ------            ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                   (0.06)            (0.06)            (0.01)           0.13
  Net Realized and Unrealized Gain on
    Investments                                       4.22              2.44              4.55            4.67
                                               -----------            ------            ------          ------
    Total from Investment Operations                  4.16              2.38              4.54            4.80
                                               -----------            ------            ------          ------
DISTRIBUTIONS
  Net Investment Income                                 --                --             (0.01)          (0.15)
  In Excess of Net Investment Income                    --                --             (0.00)+            --
  Net Realized Gain                                     --             (0.38)            (3.23)          (2.48)
  In Excess of Net Realized Gain                        --             (0.32)               --              --
                                               -----------            ------            ------          ------
    Total Distributions                                 --             (0.70)            (3.24)          (2.63)
                                               -----------            ------            ------          ------
NET ASSET VALUE, END OF PERIOD                     $ 21.56         $   17.40         $   15.72         $ 14.42
                                               -----------            ------            ------          ------
                                               -----------            ------            ------          ------
TOTAL RETURN                                         23.91%            15.15%            32.90%          39.72%
                                               -----------            ------            ------          ------
                                               -----------            ------            ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $19,521           $16,682           $18,277          $8,805
Ratio of Expenses to Average Net Assets (2)           1.27%**           1.26%             1.27%           1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.25%**           1.25%             1.25%            N/A
Ratio of Net Investment Income (Loss) to
  Average Net Assets (2)                             (0.67)%**         (0.26)%           (0.18)%          0.95%**
Portfolio Turnover Rate                                 89%              373%              302%            380%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income (loss)                                 $0.01             $0.00+            $0.00+          $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.35%**           1.28%             1.33%           1.47%**
     Net Investment Income (Loss) to Average
       Net Assets                                    (0.76)%**         (0.28)%           (0.24)%          0.73%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                               CLASS A
                                               -----------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                      1999      ------------------------------------------------------
                                               (UNAUDITED)          1998       1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   8.07      $   7.72   $  13.50   $  21.49   $   16.12   $   16.22
                                               -----------      --------   --------   --------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                   (0.03)         0.09      (0.07)     (0.19)      (0.18)      (0.09)
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       2.37          1.97       1.09       0.89        5.55       (0.01)
                                               -----------      --------   --------   --------   ---------   ---------
    Total from Investment Operations                  2.34          2.06       1.02       0.70        5.37       (0.10)
                                               -----------      --------   --------   --------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                 --         (0.09)        --         --          --          --
  Net Realized Gain                                     --         (1.62)     (6.80)     (8.69)         --          --
                                               -----------      --------   --------   --------   ---------   ---------
    Total Distributions                                 --         (1.71)     (6.80)     (8.69)         --          --
                                               -----------      --------   --------   --------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                    $  10.41      $   8.07   $   7.72   $  13.50   $   21.49   $   16.12
                                               -----------      --------   --------   --------   ---------   ---------
                                               -----------      --------   --------   --------   ---------   ---------
TOTAL RETURN                                         29.00%        27.54%     11.36%      3.72%      33.31%      (0.62)%
                                               -----------      --------   --------   --------   ---------   ---------
                                               -----------      --------   --------   --------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $38,976       $73,276    $57,777    $62,793    $119,378    $117,669
Ratio of Expenses to Average Net Assets (1)           1.25%**       1.25%      1.25%      1.25%       1.25%       1.25%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                             (0.58)%**      1.06%     (0.87)%    (0.88)%     (0.76)%     (0.61)%
Portfolio Turnover Rate                                 99%          331%       228%        33%         25%         24%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment loss        $0.01         $0.01      $0.01      $0.01      $0.003      $0.002
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.49%**       1.35%      1.34%      1.30%       1.26%       1.26%
     Net Investment Income (Loss) to Average
       Net Assets                                    (0.82)%**      0.96%     (0.95)%    (0.92)%     (0.77)%     (0.62)%
----------------------------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                               ----------------------------------------------------------
                                                SIX MONTHS                                    PERIOD FROM
                                                     ENDED                                     JANUARY 2,
                                                  JUNE 30,       YEAR ENDED DECEMBER 31,       1996*** TO
                                                      1999      -------------------------    DECEMBER 31,
                                               (UNAUDITED)          1998             1997            1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  7.93      $   7.63         $  13.45         $ 21.47
                                               -----------      --------         --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                   (0.04)         0.09            (0.06)          (0.15)
  Net Realized and Unrealized Gain on
    Investments                                       2.33          1.90             1.04            0.82
                                               -----------      --------         --------          ------
    Total From Operations                             2.29          1.99             0.98            0.67
                                               -----------      --------         --------          ------
DISTRIBUTIONS
  Net Investment Income                                 --         (0.07)              --              --
  Net Realized Gain                                     --         (1.62)           (6.80)          (8.69)
                                               -----------      --------         --------          ------
    Total Distributions                                 --         (1.69)           (6.80)          (8.69)
                                               -----------      --------         --------          ------
NET ASSET VALUE, END OF PERIOD                     $ 10.22      $   7.93         $   7.63         $ 13.45
                                               -----------      --------         --------          ------
                                               -----------      --------         --------          ------
TOTAL RETURN                                         28.88%        26.86%           11.13%           3.58%
                                               -----------      --------         --------          ------
                                               -----------      --------         --------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $1,735        $1,282           $1,313          $3,997
Ratio of Expenses to Average Net Assets (2)           1.50%**       1.50%            1.50%           1.50%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets (2)                             (0.88)%**      0.88%           (1.12)%         (1.09)%**
Portfolio Turnover Rate                                 99%          331%             228%             33%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment loss        $0.01         $0.01            $0.00+          $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.77%**       1.60%            1.58%           1.54%**
     Net Investment Income (Loss) to Average
       Net Assets                                    (1.14)%**      0.78%           (1.21)%         (1.14)%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                      1999      ---------------------------------------------------------
                                               (UNAUDITED)           1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $19.04         $16.93      $14.94      $14.14      $12.02      $12.14
                                               -----------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                   (0.01)          0.04        0.06        0.17        0.22        0.17
  Net Realized and Unrealized Gain on
    Investments                                       2.96           3.17        4.48        4.07        4.93        0.21
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations                  2.95           3.21        4.54        4.24        5.15        0.38
                                               -----------      ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                 --          (0.03)      (0.06)      (0.17)      (0.28)      (0.13)
  In Excess of Net Investment Income                    --             --       (0.00)+        --          --          --
  Net Realized Gain                                     --          (0.64)      (2.49)      (3.27)      (2.75)      (0.37)
  In Excess of Net Realized Gain                        --          (0.43)         --          --          --          --
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total Distributions                                 --          (1.10)      (2.55)      (3.44)      (3.03)      (0.50)
                                               -----------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $21.99         $19.04      $16.93      $14.94      $14.14      $12.02
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                         15.49%         19.04%      31.32%      30.97%      45.02%       3.26%
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $867,908       $784,565    $591,789    $352,703    $158,112     $97,259
Ratio of Expenses to Average Net Assets (1)           0.80%**        0.80%       0.80%       0.80%       0.80%       0.80%
Ratio of Net Investment Income (Loss) to
  Average Net Assets (1)                             (0.09)%**       0.22%       0.35%       1.12%       1.57%       1.44%
Portfolio Turnover Rate                                 61%           156%        177%        186%        186%        146%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.00+         $0.00+      $0.00+      $0.01       $0.01       $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.81%**        0.80%       0.82%       0.88%       0.88%       0.89%
     Net Investment Income (Loss) to Average
       Net Assets                                    (0.10)%**       0.22%       0.33%       1.04%       1.49%       1.35%
-------------------------------------------------------------------------------------------------------------------------

                                                                         CLASS B
                                               -----------------------------------------------------------
                                                SIX MONTHS                                     PERIOD FROM
                                                     ENDED                                      JANUARY 2,
                                                  JUNE 30,       YEAR ENDED DECEMBER 31,        1996*** TO
                                                      1999      --------------------------    DECEMBER 31,
                                               (UNAUDITED)           1998             1997            1996
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $18.97         $16.91           $14.92          $14.22
                                               -----------      ---------        ---------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                   (0.01)          0.00+            0.04            0.13
  Net Realized and Unrealized Gain on
    Investments                                       2.92           3.15             4.46            3.99
                                               -----------      ---------        ---------          ------
    Total from Investment Operations                  2.91           3.15             4.50            4.12
                                               -----------      ---------        ---------          ------
DISTRIBUTIONS
  Net Investment Income                                 --          (0.02)           (0.02)          (0.15)
  Net Realized Gain                                     --          (0.64)           (2.49)          (3.27)
  In Excess of Net Realized Gain                        --          (0.43)              --              --
                                               -----------      ---------        ---------          ------
    Total Distributions                                 --          (1.09)           (2.51)          (3.42)
                                               -----------      ---------        ---------          ------
NET ASSET VALUE, END OF PERIOD                      $21.88         $18.97           $16.91          $14.92
                                               -----------      ---------        ---------          ------
                                               -----------      ---------        ---------          ------
TOTAL RETURN                                         15.34%         18.71%           31.05%          29.92%
                                               -----------      ---------        ---------          ------
                                               -----------      ---------        ---------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $169,028        $83,330          $27,879          $5,498
Ratio of Expenses to Average Net Assets (2)           1.05%**        1.05%            1.05%           1.05%**
Ratio of Net Investment Income (Loss) to
  Average Net Assets (2)                             (0.31)%**      (0.02)%           0.10%           0.91%**
Portfolio Turnover Rate                                 61%           156%             177%            186%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                        $0.00+         $0.00+           $0.01           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.06%**        1.05%            1.07%           1.12%**
     Net Investment Income (Loss) to Average
       Net Assets                                    (0.32)%**      (0.02)%           0.08%           0.84%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                               ---------------------------------------------------------
                                                SIX MONTHS                                   PERIOD FROM
                                                     ENDED                                 SEPTEMBER 16,
                                                  JUNE 30,      YEAR ENDED DECEMBER 31,         1996* TO
                                                      1999      ------------------------    DECEMBER 31,
                                               (UNAUDITED)         1998++           1997            1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  17.98      $   11.73      $   10.71         $ 10.00
                                               -----------      ---------      ---------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                   (0.11)         (0.13)          0.07           (0.02)
  Net Realized and Unrealized Gain on
    Investments                                       8.00           6.45           3.75            0.73
                                               -----------      ---------      ---------          ------
    Total from Investment Operations                  7.89           6.32           3.82            0.71
                                               -----------      ---------      ---------          ------
DISTRIBUTIONS
  Net Investment Income                                 --             --          (0.26)             --
  Net Realized Gain                                     --          (0.07)         (1.28)             --
  In Excess of Net Realized Gain                        --             --          (1.00)             --
  Return of Capital                                     --             --          (0.26)             --
                                               -----------      ---------      ---------          ------
    Total Distributions                                 --          (0.07)         (2.80)             --
                                               -----------      ---------      ---------          ------
NET ASSET VALUE, END OF PERIOD                    $  25.87      $   17.98      $   11.73         $ 10.71
                                               -----------      ---------      ---------          ------
                                               -----------      ---------      ---------          ------
TOTAL RETURN                                         43.88%         53.90%         37.27%           7.10%
                                               -----------      ---------      ---------          ------
                                               -----------      ---------      ---------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $30,368        $27,506        $31,788          $3,595
Ratio of Expenses to Average Net Assets (1)           1.16%**        1.29%          1.25%           1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                           N/A           1.25%           N/A             N/A
Ratio of Net Investment Loss to Average Net
  Assets (1)                                         (0.97)%**      (0.95)%        (1.07)%         (0.70)%**
Portfolio Turnover Rate                                175%           265%           622%             77%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment loss          N/A          $0.07          $0.08           $0.22
   Ratios before expense limitation:
     Expenses to Average Net Assets                    N/A           1.82%          2.47%           8.51%**
     Net Investment Loss to Average Net
       Assets                                          N/A          (1.47)%        (2.30)%         (7.96)%**
--------------------------------------------------------------------------------------------------------

                                                                        CLASS B
                                               ---------------------------------------------------------
                                                SIX MONTHS                                   PERIOD FROM
                                                     ENDED                                 SEPTEMBER 16,
                                                  JUNE 30,      YEAR ENDED DECEMBER 31,         1996* TO
                                                      1999      ------------------------    DECEMBER 31,
                                               (UNAUDITED)        1998++            1997            1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 17.92      $  11.72        $  10.71         $ 10.00
                                               -----------      --------        --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                    0.04         (0.16)           0.04           (0.02)
  Net Realized and Unrealized Gain on
    Investments                                       7.81          6.43            3.74            0.73
                                               -----------      --------        --------          ------
    Total from Investment Operations                  7.85          6.27            3.78            0.71
                                               -----------      --------        --------          ------
DISTRIBUTIONS
  Net Investment Income                                 --            --           (0.25)             --
  Net Realized Gain                                     --         (0.07)          (1.28)             --
  In Excess of Net Realized Gain                        --            --           (1.00)             --
  Return of Capital                                     --            --           (0.24)             --
                                               -----------      --------        --------          ------
    Total Distributions                                 --         (0.07)          (2.77)             --
                                               -----------      --------        --------          ------
NET ASSET VALUE, END OF PERIOD                     $ 25.77      $  17.92        $  11.72         $ 10.71
                                               -----------      --------        --------          ------
                                               -----------      --------        --------          ------
TOTAL RETURN                                         43.81%        53.52%          36.90%           7.10%
                                               -----------      --------        --------          ------
                                               -----------      --------        --------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $2,600          $850          $2,394          $1,487
Ratio of Expenses to Average Net Assets (2)           1.41%**       1.55%           1.50%           1.50%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                           N/A          1.50%            N/A             N/A
Ratio of Net Investment Loss to Average Net
  Assets (2)                                         (1.20)%**     (1.32)%         (1.41)%         (1.00)%**
Portfolio Turnover Rate                                175%          265%            622%             77%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment loss          N/A         $0.07           $0.04           $0.19
   Ratios before expense limitation:
     Expenses to Average Net Assets                    N/A          2.08%           2.72%           9.14%**
     Net Investment Loss to Average Net
       Assets                                          N/A         (1.84)%         (2.63)%         (8.65)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                               --------------------------------------------
                                                SIX MONTHS                      PERIOD FROM
                                                     ENDED                         JULY 31,
                                                  JUNE 30,        YEAR ENDED       1997* TO
                                                    1999++      DECEMBER 31,   DECEMBER 31,
                                               (UNAUDITED)            1998++         1997++
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 12.43           $ 10.31        $ 10.00
                                               -----------            ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.02              0.09           0.06
  Net Realized and Unrealized Gain on
    Investments                                       1.46              2.10           0.33
                                               -----------            ------         ------
    Total from Investment Operations                  1.48              2.19           0.39
                                               -----------            ------         ------
DISTRIBUTIONS
  Net Investment Income                                 --             (0.05)         (0.05)
  Net Realized Gain                                     --                --          (0.03)
  In Excess of Net Realized Gain                        --             (0.02)            --
                                               -----------            ------         ------
    Total Distributions                                 --             (0.07)         (0.08)
                                               -----------            ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 13.91           $ 12.43        $ 10.31
                                               -----------            ------         ------
                                               -----------            ------         ------
TOTAL RETURN                                         11.91%            21.26%          3.94%
                                               -----------            ------         ------
                                               -----------            ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $16,186           $66,640        $20,914
Ratio of Expenses to Average Net Assets (1)           0.81%**           0.80%          0.80%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          0.80%**            N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                          0.30%**           0.87%          1.32%**
Portfolio Turnover Rate                                 83%              228%            15%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.07             $0.03          $0.07
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.27%**           1.05%          2.37%**
     Net Investment Income (Loss) to Average
       Net Assets                                    (0.15)%**          0.59%         (0.25)%**
-------------------------------------------------------------------------------------------

                                                                 CLASS B
                                               --------------------------------------------
                                                SIX MONTHS                      PERIOD FROM
                                                     ENDED                         JULY 31,
                                                  JUNE 30,        YEAR ENDED       1997* TO
                                                    1999++      DECEMBER 31,   DECEMBER 31,
                                               (UNAUDITED)            1998++         1997++
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 12.42           $ 10.31        $ 10.00
                                               -----------            ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.01              0.06           0.02
  Net Realized and Unrealized Gain on
    Investments                                       1.46              2.10           0.37
                                               -----------            ------         ------
    Total from Investment Operations                  1.47              2.16           0.39
                                               -----------            ------         ------
DISTRIBUTIONS
  Net Investment Income                                 --             (0.03)         (0.05)
  Net Realized Gain                                     --                --          (0.03)
  In Excess of Net Realized Gain                        --             (0.02)            --
                                               -----------            ------         ------
    Total Distributions                                 --             (0.05)         (0.08)
                                               -----------            ------         ------
NET ASSET VALUE, END OF PERIOD                     $ 13.89           $ 12.42        $ 10.31
                                               -----------            ------         ------
                                               -----------            ------         ------
TOTAL RETURN                                         11.84%            20.95%          3.93%
                                               -----------            ------         ------
                                               -----------            ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $1,432            $1,431           $102
Ratio of Expenses to Average Net Assets (2)           1.06%**           1.05%          1.05%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          1.05%**            N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                          0.14%**           0.52%          0.48%**
Portfolio Turnover Rate                                 83%              228%            15%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                        $0.05             $0.03          $0.00+
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.69%**           1.34%          2.63%**
     Net Investment Income to Average Net
       Assets                                        (0.49)%**          0.24%         (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the six months ended June 30, 1999, the year ended December 31, 1998 and the period ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                                            CLASS A
                                               -----------------------------------------------------------------
                                                SIX MONTHS                                           PERIOD FROM
                                                     ENDED                                          FEBRUARY 24,
                                                  JUNE 30,           YEAR ENDED DECEMBER 31,            1995* TO
                                                      1999      ---------------------------------   DECEMBER 31,
                                               (UNAUDITED)           1998        1997        1996           1995
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $12.71         $15.38      $14.41      $11.42         $10.00
                                               -----------      ---------   ---------   ---------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.27           0.47        0.42        0.37           0.26
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.86          (2.32)       3.40        4.02           1.84
                                               -----------      ---------   ---------   ---------   ------------
    Total from Investment Operations                  1.13          (1.85)       3.82        4.39           2.10
                                               -----------      ---------   ---------   ---------   ------------
DISTRIBUTIONS
  Net Investment Income                              (0.16)         (0.49)      (0.43)      (0.39)         (0.24)
  Net Realized Gain                                     --          (0.10)      (2.16)      (1.01)         (0.44)
  In Excess of Net Realized Gain                        --          (0.23)      (0.26)         --             --
                                               -----------      ---------   ---------   ---------   ------------
    Total Distributions                              (0.16)         (0.82)      (2.85)      (1.40)         (0.68)
                                               -----------      ---------   ---------   ---------   ------------
NET ASSET VALUE, END OF PERIOD                      $13.68         $12.71      $15.38      $14.41         $11.42
                                               -----------      ---------   ---------   ---------   ------------
                                               -----------      ---------   ---------   ---------   ------------
TOTAL RETURN                                          9.03%        (12.29)%     27.62%      39.56%         21.07%
                                               -----------      ---------   ---------   ---------   ------------
                                               -----------      ---------   ---------   ---------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $314,472       $259,589    $361,549    $210,368        $69,509
Ratio of Expenses to Average Net Assets (1)           1.00%**        1.00%       1.00%       1.00%          1.00%**
Ratio of Net Investment Income to Average Net
  Assets (1)                                          4.56%**        3.33%       2.72%       3.08%          4.04%**
Portfolio Turnover Rate                                 28%           117%        135%        171%           158%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.00+         $0.00+      $0.01       $0.02          $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.02%**        1.04%       1.04%       1.14%          1.33%**
     Net Investment Income to Average Net
       Assets                                         4.54%**        3.30%       2.68%       2.93%          3.71%**
----------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                               ----------------------------------------------------------------
                                                SIX MONTHS                                          PERIOD FROM
                                                     ENDED                                           JANUARY 2,
                                                  JUNE 30,          YEAR ENDED DECEMBER 31,          1996*** TO
                                                      1999      --------------------------------   DECEMBER 31,
                                               (UNAUDITED)              1998                1997           1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $12.67            $15.34              $14.39         $11.50
                                               -----------            ------              ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.27              0.47                0.47           0.35
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.84             (2.35)               3.29           3.92
                                               -----------            ------              ------         ------
    Total from Investment Operations                  1.11             (1.88)               3.76           4.27
                                               -----------            ------              ------         ------
DISTRIBUTIONS
  Net Investment Income                              (0.15)            (0.46)              (0.39)         (0.37)
  Net Realized Gain                                     --             (0.10)              (2.16)         (1.01)
  In Excess of Net Realized Gain                        --             (0.23)              (0.26)            --
                                               -----------            ------              ------         ------
    Total Distributions                              (0.15)            (0.79)              (2.81)         (1.38)
                                               -----------            ------              ------         ------
NET ASSET VALUE, END OF PERIOD                      $13.63            $12.67              $15.34         $14.39
                                               -----------            ------              ------         ------
                                               -----------            ------              ------         ------
Total Return                                          8.91%           (12.52)%             27.21%         38.23%
                                               -----------            ------              ------         ------
                                               -----------            ------              ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $14,745           $13,523             $21,231         $8,734
Ratio of Expenses to Average Net Assets (2)           1.25%**           1.25%               1.25%          1.25%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                          4.25%**           3.23%               3.49%          2.91%**
Portfolio Turnover Rate                                 28%              117%                135%           171%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.00+            $0.01               $0.00+         $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.27%**           1.29%               1.28%          1.37%**
     Net Investment Income to Average Net
       Assets                                         4.23%**           3.20%               3.46%          2.79%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                               CLASS A
                                               -----------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                     YEAR ENDED DECEMBER 31,
                                                    1999++      ------------------------------------------------------
                                               (UNAUDITED)          1998       1997        1996        1995       1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.78        $13.62     $13.89      $13.94      $11.50     $12.63
                                               -----------      --------   --------   ---------   ---------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.07          0.20       0.35        0.41        0.38       0.40
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       2.20          0.98       3.51        2.27        3.30      (0.55)
                                               -----------      --------   --------   ---------   ---------   --------
    Total from Investment Operations                  2.27          1.18       3.86        2.68        3.68      (0.15)
                                               -----------      --------   --------   ---------   ---------   --------
DISTRIBUTIONS
  Net Investment Income                              (0.04)        (0.21)     (0.35)      (0.41)      (0.47)     (0.40)
  Net Realized Gain                                     --         (3.81)     (3.78)      (2.32)      (0.77)     (0.58)
                                               -----------      --------   --------   ---------   ---------   --------
    Total Distributions                              (0.04)        (4.02)     (4.13)      (2.73)      (1.24)     (0.98)
                                               -----------      --------   --------   ---------   ---------   --------
NET ASSET VALUE, END OF PERIOD                      $13.01        $10.78     $13.62      $13.89      $13.94     $11.50
                                               -----------      --------   --------   ---------   ---------   --------
                                               -----------      --------   --------   ---------   ---------   --------
TOTAL RETURN                                         21.15%         8.79%     29.20%      19.73%      33.69%     (1.29)%
                                               -----------      --------   --------   ---------   ---------   --------
                                               -----------      --------   --------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $59,026       $57,543    $86,054    $106,128    $147,365    $73,406
Ratio of Expenses to Average Net Assets (1)           0.76%**       0.70%      0.70%       0.70%       0.70%      0.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          0.70%**        N/A        N/A         N/A         N/A        N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                          1.25%**       1.36%      2.15%       2.62%       3.01%      3.37%
Portfolio Turnover Rate                                 56%          153%        36%         42%         43%        33%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.01         $0.02      $0.02       $0.01       $0.01      $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.92%**       0.82%      0.80%       0.78%       0.77%      0.80%
     Net Investment Income to Average Net
       Assets                                         1.09%**       1.25%      2.06%       2.55%       2.94%      3.27%
----------------------------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                               ----------------------------------------------------------------
                                                SIX MONTHS                                          PERIOD FROM
                                                     ENDED                                           JANUARY 2,
                                                  JUNE 30,          YEAR ENDED DECEMBER 31,          1996*** TO
                                                    1999++      --------------------------------   DECEMBER 31,
                                               (UNAUDITED)              1998                1997           1996
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.76           $ 13.59             $ 13.89        $ 14.06
                                               -----------            ------              ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.06              0.07                0.28           0.29
  Net Realized and Unrealized Gain on
    Investments                                       2.19              1.08                3.51           2.25
                                               -----------            ------              ------         ------
    Total from Investment Operations                  2.25              1.15                3.79           2.54
                                               -----------            ------              ------         ------
DISTRIBUTIONS
  Net Investment Income                              (0.04)            (0.17)              (0.31)         (0.39)
  Net Realized Gain                                     --             (3.81)              (3.78)         (2.32)
                                               -----------            ------              ------         ------
  Total Distributions                                (0.04)            (3.98)              (4.09)         (2.71)
                                               -----------            ------              ------         ------
NET ASSET VALUE, END OF PERIOD                      $12.97            $10.76              $13.59         $13.89
                                               -----------            ------              ------         ------
                                               -----------            ------              ------         ------
TOTAL RETURN                                         20.91%             8.59%              28.70%         18.57%
                                               -----------            ------              ------         ------
                                               -----------            ------              ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                 $631            $1,045              $2,246         $2,555
Ratio of Expenses to Average Net Assets (2)           1.02%**           0.95%               0.95%          0.95%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          0.95%              N/A                 N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                          1.08%**           1.12%               1.86%          2.33%**
Portfolio Turnover Rate                                 56%              153%                 36%            42%
---------------
(2) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.02             $0.02               $0.01          $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   1.19%**           1.07%               1.04%          1.03%**
     Net Investment Income to Average Net
       Assets                                         0.91%**           1.01%               1.77%          2.26%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the six months ended June 30, 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                                                                                  CLASS A
                                               -----------------------------------------------------------------------------
                                                SIX MONTHS                                                       PERIOD FROM
                                                     ENDED                                                       FEBRUARY 1,
                                                  JUNE 30,                 YEAR ENDED DECEMBER 31,                  1994* TO
                                                   1999 ++      ---------------------------------------------   DECEMBER 31,
                                               (UNAUDITED)           1998        1997        1996        1995           1994
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  2.61      $    5.77   $    7.54   $    8.59   $    8.59      $   10.00
                                               -----------      ---------   ---------   ---------   ---------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.17           1.13        0.74        1.54        1.36           0.50
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.14          (3.19)       0.55        2.79        0.91          (1.91)
                                               -----------      ---------   ---------   ---------   ---------         ------
    Total from Investment Operations                  0.31          (2.06)       1.29        4.33        2.27          (1.41)
                                               -----------      ---------   ---------   ---------   ---------         ------
DISTRIBUTIONS
  Net Investment Income                                 --          (1.08)      (0.71)      (1.17)      (1.86)            --
  In Excess of Net Investment Income                    --          (0.02)         --       (0.01)         --             --
  Net Realized Gain                                     --             --       (2.17)      (4.20)      (0.41)            --
  In Excess of Net Realized Gain                        --             --       (0.08)         --          --             --
  Return of Capital                                     --             --       (0.10)         --          --             --
                                               -----------      ---------   ---------   ---------   ---------         ------
    Total Distributions                                 --          (1.10)      (3.06)      (5.38)      (2.27)            --
                                               -----------      ---------   ---------   ---------   ---------         ------
NET ASSET VALUE, END OF PERIOD                     $  2.92      $    2.61   $    5.77   $    7.54   $    8.59      $    8.59
                                               -----------      ---------   ---------   ---------   ---------         ------
                                               -----------      ---------   ---------   ---------   ---------         ------
TOTAL RETURN                                         11.45%        (35.95)%     18.29%      50.52%      28.23%        (14.10)%
                                               -----------      ---------   ---------   ---------   ---------         ------
                                               -----------      ---------   ---------   ---------   ---------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $57,403        $46,234    $142,382    $152,142    $181,878       $144,949
Ratio of Expenses to Average Net Assets               1.47%**        2.38%       1.60%       2.70%       1.75%          1.49%**
Ratio of Expenses to Average Net Assets
  Excluding Interest and Country Tax Expense           N/A           1.34%        N/A         N/A         N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets                                             12.46%**       11.61%       8.06%      11.66%      14.70%          9.97%**
Portfolio Turnover Rate                                132%           457%        417%        560%        406%           273%
----------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS B
                                               --------------------------------------------------------------
                                                SIX MONTHS                                        PERIOD FROM
                                                     ENDED                                         JANUARY 2,
                                                  JUNE 30,         YEAR ENDED DECEMBER 31,         1996*** TO
                                                   1999 ++      ------------------------------   DECEMBER 31,
                                               (UNAUDITED)              1998              1997           1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  2.66           $  5.77           $  7.53        $  8.68
                                               -----------            ------            ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.16              1.13              0.69           1.01
  Net Realized and Unrealized Gain (Loss) on
    Investments                                       0.13             (3.17)             0.59           3.20
                                               -----------            ------            ------         ------
    Total from Investment Operations                  0.29             (2.04)             1.28           4.21
                                               -----------            ------            ------         ------
DISTRIBUTIONS
  Net Investment Income                                 --             (1.05)            (0.69)         (1.15)
  In Excess of Net Investment Income                    --             (0.02)               --          (0.01)
  Net Realized Gain                                     --                --             (2.17)         (4.20)
  In Excess of Net Realized Gain                        --                --             (0.08)            --
  Return of Capital                                     --                --             (0.10)            --
                                               -----------            ------            ------         ------
    Total Distributions                                 --             (1.07)            (3.04)         (5.36)
                                               -----------            ------            ------         ------
NET ASSET VALUE, END OF PERIOD                     $  2.95           $  2.66           $  5.77        $  7.53
                                               -----------            ------            ------         ------
                                               -----------            ------            ------         ------
TOTAL RETURN                                         10.90%           (35.37)%           18.05%         48.52%
                                               -----------            ------            ------         ------
                                               -----------            ------            ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $1,006            $1,187            $2,281         $4,253
Ratio of Expenses to Average Net Assets               1.72%**           2.62%             1.91%          2.81%**
Ratio of Expenses to Average Net Assets
  Excluding Interest and Country Tax Expense           N/A              1.60%              N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets                                             12.05%**          11.09%             7.87%         11.09%**
Portfolio Turnover Rate                                132%              457%              417%           560%

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the six months ended June 30, 1999 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                                CLASS A
                                               --------------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                      1999      ---------------------------------------------------------
                                               (UNAUDITED)           1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $11.08         $10.88      $10.58      $10.81       $9.82      $11.05
                                               -----------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.30           0.62        0.65        0.67        0.72        0.59
  Net Realized and Unrealized Gain (Loss) on
    Investments                                      (0.53)          0.22        0.33       (0.20)       1.06       (0.92)
                                               -----------      ---------   ---------   ---------   ---------   ---------
  Total from Investment Operations                   (0.23)          0.84        0.98        0.47        1.78       (0.33)
                                               -----------      ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                              (0.25)         (0.61)      (0.68)      (0.70)      (0.79)      (0.53)
  In Excess of Net Investment Income                    --             --       (0.00)+     (0.00)+        --          --
  Net Realized Gain                                     --          (0.03)         --          --          --       (0.37)
  In Excess of Net Realized Gain                        --             --          --          --          --       (0.00)+
                                               -----------      ---------   ---------   ---------   ---------   ---------
    Total Distributions                              (0.25)         (0.64)      (0.68)      (0.70)      (0.79)      (0.90)
                                               -----------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $10.60         $11.08      $10.88      $10.58      $10.81       $9.82
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                         (2.10)%         7.93%       9.54%       4.61%      18.76%      (3.10)%
                                               -----------      ---------   ---------   ---------   ---------   ---------
                                               -----------      ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $196,279       $212,718    $183,192    $130,733    $165,527    $209,331
Ratio of Expenses to Average Net Assets (1)           0.46%**        0.45%       0.45%       0.45%       0.45%       0.45%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          0.45%**         N/A         N/A         N/A         N/A         N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                          5.61%**        5.63%       6.11%       6.30%       6.85%       5.73%
Portfolio Turnover Rate                                 52%           176%        163%        183%        172%        388%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                        $0.01          $0.01       $0.02       $0.02       $0.01       $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.58%**        0.58%       0.60%       0.60%       0.59%       0.58%
     Net Investment Income to Average Net
       Assets                                         5.49%**        5.51%       5.97%       6.15%       6.71%       5.60%
-------------------------------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                               ------------------------------------------------------
                                                SIX MONTHS                                PERIOD FROM
                                                     ENDED         YEAR ENDED DECEMBER     JANUARY 2,
                                                  JUNE 30,                         31,     1996*** TO
                                                      1999      ----------------------   DECEMBER 31,
                                               (UNAUDITED)         1998           1997           1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 11.10      $ 10.89        $ 10.58        $ 10.81
                                               -----------      -------        -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.30         0.61           0.64           0.64
  Net Realized and Unrealized Gain (Loss) on
    Investments                                      (0.54)        0.22           0.33          (0.19)
                                               -----------      -------        -------         ------
    Total from Investment Operations                 (0.24)        0.83           0.97           0.45
                                               -----------      -------        -------         ------
DISTRIBUTIONS
  Net Investment Income                              (0.25)       (0.59)         (0.66)         (0.68)
  Net Realized Gain                                     --        (0.03)            --             --
                                               -----------      -------        -------         ------
    Total Distributions                              (0.25)       (0.62)         (0.66)         (0.68)
                                               -----------      -------        -------         ------
NET ASSET VALUE, END OF PERIOD                     $ 10.61      $ 11.10        $ 10.89        $ 10.58
                                               -----------      -------        -------         ------
                                               -----------      -------        -------         ------
TOTAL RETURN                                         (2.23)%       7.85%          9.48%          4.35%
                                               -----------      -------        -------         ------
                                               -----------      -------        -------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $2,383       $3,649         $4,834         $1,462
Ratio of Expenses to Average Net Assets (2)           0.61%**      0.60%          0.60%          0.60%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          0.60%**       N/A            N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                          5.44%**      5.50%          5.93%          6.15%**
Portfolio Turnover Rate                                 52%         176%           163%           183%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment
       income                                        $0.01        $0.01          $0.02          $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.73%**      0.72%          0.74%          0.74%**
     Net Investment Income to Average Net
       Assets                                         5.32%**      5.38%          5.78%          6.01%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                               CLASS A
                                               ------------------------------------------------------------------------
                                                  SIX MONTHS
                                                       ENDED                     YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1999      -----------------------------------------------------
                                               (UNAUDITED)++       1998++    1997++        1996        1995        1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $12.51       $11.15    $11.30      $11.22      $10.29      $11.68
                                                      ------      -------   -------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                             0.28         0.55      0.56        0.61        0.76        0.70
  Net Realized and Unrealized Gain (Loss) on
    Investments                                        (1.19)        0.98     (0.40)       0.08        1.15       (1.38)
                                                      ------      -------   -------   ---------   ---------   ---------
    Total from Investment Operations                   (0.91)        1.53      0.16        0.69        1.91       (0.68)
                                                      ------      -------   -------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                                (0.08)       (0.17)    (0.31)      (0.61)      (0.98)      (0.40)
  Net Realized Gain                                       --           --        --          --          --       (0.31)
                                                      ------      -------   -------   ---------   ---------   ---------
    Total Distributions                                (0.08)       (0.17)    (0.31)      (0.61)      (0.98)      (0.71)
                                                      ------      -------   -------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                        $11.52       $12.51    $11.15      $11.30      $11.22      $10.29
                                                      ------      -------   -------   ---------   ---------   ---------
                                                      ------      -------   -------   ---------   ---------   ---------
TOTAL RETURN                                           (7.32)%      13.84%     1.50%       6.44%      19.32%      (6.08)%
                                                      ------      -------   -------   ---------   ---------   ---------
                                                      ------      -------   -------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $35,117      $45,884   $84,635    $112,888    $102,852    $130,675
Ratio of Expenses to Average Net Assets (1)             0.50%**      0.50%     0.50%       0.50%       0.50%       0.50%
Ratio of Net Investment Income to Average Net
  Assets (1)                                            4.09%**      4.76%     5.05%       5.50%       6.79%       6.34%
Portfolio Turnover Rate                                   45%         110%      116%        258%        207%        171%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                          $0.02        $0.03     $0.02       $0.02       $0.02       $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                     0.82%**      0.81%     0.71%       0.72%       0.71%       0.66%
     Net Investment Income to Average Net
       Assets                                           3.77%**      4.48%     4.84%       5.29%       6.58%       6.18%
-----------------------------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                               --------------------------------------------------
                                                SIX MONTHS                            PERIOD FROM
                                                     ENDED          YEAR ENDED         JANUARY 2,
                                                  JUNE 30,         DECEMBER 31,        1996*** TO
                                                      1999      ------------------   DECEMBER 31,
                                               (UNAUDITED)++     1998++     1997++           1996
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $12.48       $11.13     $11.29         $11.23
                                               -----------      -------    -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.21         0.53       0.54           0.48
  Net Realized and Unrealized Gain (Loss) on
    Investments                                      (1.14)        0.98      (0.40)          0.18
                                               -----------      -------    -------         ------
    Total from Investment Operations                 (0.93)        1.51       0.14           0.66
                                               -----------      -------    -------         ------
DISTRIBUTIONS
  Net Investment Income                              (0.07)       (0.16)     (0.30)         (0.60)
                                               -----------      -------    -------         ------
    Total Distributions                              (0.07)       (0.16)     (0.30)         (0.60)
                                               -----------      -------    -------         ------
NET ASSET VALUE, END OF PERIOD                      $11.48       $12.48     $11.13         $11.29
                                               -----------      -------    -------         ------
                                               -----------      -------    -------         ------
TOTAL RETURN                                         (7.46)%      13.68%      1.29%          6.12%
                                               -----------      -------    -------         ------
                                               -----------      -------    -------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                 $324         $362       $366         $1,559
Ratio of Expenses to Average Net Assets (2)           0.65%**      0.65%      0.65%          0.65%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                          3.93%**      4.54%      4.88%          5.28%**
Portfolio Turnover Rate                                 45%         110%       116%           258%
---------------
(2) Effect of voluntary expense limitation during the
  period:
     Per share benefit to net investment
       income                                        $0.02        $0.03      $0.02          $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.97%**      0.99%      0.86%          0.86%**
     Net Investment Income to Average Net
       Assets                                         3.61%**      4.26%      4.68%          5.08%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the period ended June 30, 1999 and for the years ended December 31, 1998 and December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                                                                             CLASS A
                                               --------------------------------------------------------------------
                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                    YEAR ENDED DECEMBER 31,
                                                      1999      ---------------------------------------------------
                                               (UNAUDITED)           1998        1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.75         $11.58      $10.91    $10.46     $9.55    $11.16
                                               -----------      ---------   ---------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.47           1.00        1.00      1.03      1.14      0.97
  Net Realized and Unrealized Gain (Loss) on
    Investments                                      (0.03)         (0.66)       0.67      0.47      0.97     (1.40)
                                               -----------      ---------   ---------   -------   -------   -------
    Total from Investment Operations                  0.44           0.34        1.67      1.50      2.11     (0.43)
                                               -----------      ---------   ---------   -------   -------   -------
DISTRIBUTIONS
  Net Investment Income                              (0.40)         (0.98)      (1.00)    (1.05)    (1.20)    (0.97)
  In Excess of Net Investment Income                    --          (0.00)+        --     (0.00)+      --        --
  Net Realized Gain                                     --          (0.14)         --        --        --     (0.21)
  In Excess of Net Realized Gain                        --          (0.04)         --        --        --
  Return of Capital                                     --          (0.01)         --        --        --        --
                                               -----------      ---------   ---------   -------   -------   -------
    Total Distributions                              (0.40)         (1.17)      (1.00)    (1.05)    (1.20)    (1.18)
                                               -----------      ---------   ---------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                      $10.79         $10.75      $11.58    $10.91    $10.46     $9.55
                                               -----------      ---------   ---------   -------   -------   -------
                                               -----------      ---------   ---------   -------   -------   -------
TOTAL RETURN                                          4.14%          3.03%      15.87%    15.01%    23.35%    (4.18)%
                                               -----------      ---------   ---------   -------   -------   -------
                                               -----------      ---------   ---------   -------   -------   -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $133,966       $128,237    $113,006   $95,663   $62,245   $97,223
Ratio of Expenses to Average Net Assets (1)           0.62%**        0.67%       0.69%     0.75%     0.75%     0.75%
Ratio of Net Investment Income to Average Net
  Assets (1)                                          8.70%**        8.70%       8.70%     9.78%    11.09%     9.42%
Portfolio Turnover Rate                                 28%            93%        111%      117%       90%       74%
---------------
(1) Effect of voluntary expense limitation
   during the period:
     Per share benefit to net investment
       income                                          N/A            N/A         N/A     $0.01     $0.01    $0.001
   Ratios before expense limitation:
     Expenses to Average Net Assets                    N/A            N/A         N/A      0.82%     0.83%     0.76%
     Net Investment Income to Average Net
       Assets                                          N/A            N/A         N/A      9.71%    11.01%     9.41%
-------------------------------------------------------------------------------------------------------------------

                                                                    CLASS B
                                               -------------------------------------------------
                                                SIX MONTHS                           PERIOD FROM
                                                     ENDED         YEAR ENDED         JANUARY 2,
                                                  JUNE 30,        DECEMBER 31,        1996*** TO
                                                      1999      -----------------   DECEMBER 31,
                                               (UNAUDITED)         1998      1997           1996
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.73       $11.56    $10.90         $10.49
                                               -----------      -------   -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                           0.45         0.90      0.97           0.98
  Net Realized and Unrealized Gain (Loss) on
    Investments                                      (0.02)       (0.59)     0.65           0.45
                                               -----------      -------   -------         ------
    Total from Investment Operations                  0.43         0.31      1.62           1.43
                                               -----------      -------   -------         ------
DISTRIBUTIONS
  Net Investment Income                              (0.39)       (0.95)    (0.96)         (1.02)
  In Excess of Net Investment Income                    --        (0.00)+      --             --
  Realized Net Gain                                     --        (0.14)       --             --
  In Excess of Net Realized Gain                        --        (0.04)       --             --
  Return of Capital                                     --        (0.01)       --             --
                                               -----------      -------   -------         ------
    Total Distributions                              (0.39)       (1.14)    (0.96)         (1.02)
                                               -----------      -------   -------         ------
NET ASSET VALUE, END OF PERIOD                     $ 10.77      $ 10.73   $ 11.56        $ 10.90
                                               -----------      -------   -------         ------
                                               -----------      -------   -------         ------
TOTAL RETURN                                          4.05%        2.79%    15.48%         14.37%
                                               -----------      -------   -------         ------
                                               -----------      -------   -------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $39,815      $56,804    $7,213         $5,665
Ratio of Expenses to Average Net Assets (2)           0.87%**      0.95%     0.93%          1.00%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                          8.50%**      8.73%     8.48%          9.49%**
Portfolio Turnover Rate                                 28%          93%      111%           117%
---------------
(2) Effect of voluntary expense limitation during the
  periiod:
     Per share benefit to net investment
       income                                          N/A          N/A       N/A          $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                    N/A          N/A       N/A           1.05%**
     Net Investment Income to Average Net
       Assets                                          N/A          N/A       N/A           9.44%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                         CLASS A
                                               -----------------------------------------------------------
                                                SIX MONTHS                                     PERIOD FROM
                                                     ENDED                                     JANUARY 18,
                                                  JUNE 30,        YEAR ENDED DECEMBER 31,         1995* TO
                                                      1999      ---------------------------   DECEMBER 31,
                                               (UNAUDITED)         1998    1997++      1996           1995
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.40       $10.51    $10.25    $10.37         $10.00
                                               -----------      -------   -------   -------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                           0.25         0.50      0.47      0.49           0.44
  Net Realized and Unrealized Gain (Loss) on
    Investments                                      (0.39)        0.07      0.25     (0.12)          0.42
                                               -----------      -------   -------   -------         ------
    Total from Investment Operations                 (0.14)        0.57      0.72      0.37           0.86
                                               -----------      -------   -------   -------         ------
DISTRIBUTIONS
  Net Investment Income                              (0.19)       (0.51)    (0.46)    (0.49)         (0.45)
  In Excess of Net Investment Income                    --           --     (0.00)+      --          (0.00)+
  Net Realized Gain                                     --        (0.17)    (0.00)+      --          (0.04)
  In Excess Of Net Realized Gain                        --           --     (0.00)+      --             --
                                               -----------      -------   -------   -------         ------
    Total Distributions                              (0.19)       (0.68)    (0.46)    (0.49)         (0.49)
                                               -----------      -------   -------   -------         ------
NET ASSET VALUE, END OF PERIOD                      $10.07       $10.40    $10.51    $10.25         $10.37
                                               -----------      -------   -------   -------         ------
                                               -----------      -------   -------   -------         ------
TOTAL RETURN                                         (1.38)%       5.52%     7.25%     3.67%          8.80%
                                               -----------      -------   -------   -------         ------
                                               -----------      -------   -------   -------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $26,626      $34,807   $60,541   $40,227        $45,869
Ratio of Expenses to Average Net Assets (1)           0.46%**      0.45%     0.45%     0.45%          0.45%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                          0.45%**       N/A       N/A       N/A            N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                          4.65%**      4.60%     4.55%     4.77%          4.61%**
Portfolio Turnover Rate                                 40%          44%       80%       45%           180%
---------------
(1) Effect of voluntary expense limitation during the
  period:
     Per share benefit to net investment
       income                                        $0.02        $0.03     $0.02     $0.03          $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets                   0.86%**      0.69%     0.68%     0.73%          0.73%**
     Net Investment Income to Average Net
       Assets                                         4.25%**      4.36%     4.33%     4.50%          4.33%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++ Per Share amounts for the year ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                SIX MONTHS
                                                     ENDED
                                                  JUNE 30,                          YEAR ENDED DECEMBER 31,
                                                      1999      ---------------------------------------------------------------
                                               (UNAUDITED)             1998          1997          1996        1995        1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     1.000      $     1.000   $     1.000   $     1.000   $   1.000   $   1.000
                                               -----------      -----------   -----------   -----------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.020            0.051         0.051         0.049       0.054       0.040
                                               -----------      -----------   -----------   -----------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                             (0.020)          (0.051)       (0.051)       (0.049)     (0.054)     (0.040)
                                               -----------      -----------   -----------   -----------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                 $     1.000      $     1.000   $     1.000   $     1.000   $   1.000   $   1.000
                                               -----------      -----------   -----------   -----------   ---------   ---------
                                               -----------      -----------   -----------   -----------   ---------   ---------
TOTAL RETURN                                          2.24%            5.20%         5.20%         5.03%       5.51%       3.84%
                                               -----------      -----------   -----------   -----------   ---------   ---------
                                               -----------      -----------   -----------   -----------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $1,726,686       $1,958,177    $1,506,210    $1,284,633    $836,693    $690,503
Ratio of Expenses to Average Net Assets               0.50%**          0.49%         0.49%         0.52%       0.51%       0.49%
Ratio of Net Investment Income to Average Net
  Assets                                              4.49%**          5.07%         5.12%         4.92%       5.37%       3.77%

--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                          SIX MONTHS
                                               ENDED
                                            JUNE 30,                       YEAR ENDED DECEMBER 31,
                                                1999      ---------------------------------------------------------
                                         (UNAUDITED)           1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     1.000      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                         -----------      ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.010          0.030       0.031       0.030       0.034       0.020
                                         -----------      ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                       (0.010)        (0.030)     (0.031)     (0.030)     (0.034)     (0.020)
                                         -----------      ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $     1.000      $   1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                         -----------      ---------   ---------   ---------   ---------   ---------
                                         -----------      ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                    1.30%          3.00%       3.17%       3.02%       3.44%       2.44%
                                         -----------      ---------   ---------   ---------   ---------   ---------
                                         -----------      ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $1,013,221       $990,579    $804,607    $721,410    $451,519    $359,444
Ratio of Expenses to Average Net Assets         0.49%**        0.50%       0.50%       0.53%       0.52%       0.51%
Ratio of Net Investment Income to
  Average Net Assets                            2.60%**        2.96%       3.14%       2.98%       3.38%       2.42%

--------------------------------------------------------------------------------

 **  Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of 26 separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). At June 30, 1999, each Portfolio (with the exception of the International Small Cap and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Please refer to the manager's reports included elsewhere in this report for a description of each Portfolio's investment objectives.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statements of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower in the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

9. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

10. SECURITY LENDING: Certain Portfolios may lend investment securities to certain qualified institutional investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the

--------------------------------------------------------------------------------

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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in U.S. Government securities or interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1999 are as follows:

                                  VALUE OF LOANED   VALUE OF
                                    SECURITIES     COLLATERAL
PORTFOLIO                              (000)          (000)
--------------------------------  ---------------  -----------
Active International
 Allocation.....................     $   8,565      $   8,041
International Equity............       320,691        154,731
International Magnum............         8,723          5,265

The Chase Manhattan Bank ("Chase") has earned fees from the following Portfolios for administering the security lending program and the following Portfolios have earned security lending income as follows:

                                  FEES EARNED   FEES EARNED BY
PORTFOLIO                          BY CHASE     THE PORTFOLIO
-------------------------------  -------------  --------------
Active International
 Allocation....................    $  62,988      $  124,241
Asian Equity...................        3,545          25,580
International Equity...........       32,233         930,552
International Magnum...........       12,112         112,348

11. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

12. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

13. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from

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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and forward foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

A transaction fee of one percent is charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and are included in paid in capital.

Settlement and registration of foreign securities transactions may be subject to significant risk not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share register may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser" or "MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual

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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        MAXIMUM
                                                     EXPENSE RATIO
                                               --------------------------
PORTFOLIO                        ADVISORY FEE    CLASS A       CLASS B
-------------------------------  ------------  ------------  ------------
Active International
 Allocation....................        0.65%         0.80%         1.05%
Asian Equity...................        0.80          1.00          1.25
Asian Real Estate..............        0.80          1.00          1.25
Emerging Markets...............        1.25          1.75          2.00
European Equity................        0.80          1.00          1.25
European Real Estate...........        0.80          1.00          1.25
Global Equity..................        0.80          1.00          1.25
International Equity...........        0.80          1.00          1.25
International Magnum...........        0.80          1.00          1.25
International Small Cap........        0.95          1.15           N/A
Japanese Equity................        0.80          1.00          1.25
Latin American.................        1.10          1.70          1.95
Aggressive Equity..............        0.80          1.00          1.25
Emerging Growth................        1.00          1.25          1.50
Equity Growth..................        0.60          0.80          1.05
Technology.....................        1.00          1.25          1.50
U.S. Equity Plus...............        0.45          0.80          1.05
U.S. Real Estate...............        0.80          1.00          1.25
Value Equity...................        0.50          0.70          0.95
Emerging Markets Debt..........        1.00          1.75          2.00
Fixed Income...................        0.35          0.45          0.60
Global Fixed Income............        0.40          0.50          0.65
High Yield.....................        0.375         0.695         0.945
Municipal Bond.................        0.35          0.45           N/A
Money Market...................        0.30          0.55           N/A
Municipal Money Market.........        0.30          0.57           N/A

Effective April 26, 1999 and April 28, 1999, Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") became the sub-adviser ("Sub-Adviser") of the Money Market and Municipal Money Market Portfolios, respectively. As Sub-Adviser, MSDW Advisors is entitled to receive an annual sub-advisory fee from investment advisory fees paid to MSDW Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MSDW Investment Management also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSDW Investment Management and Chase, Chase through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), provides certain administrative services to the Fund. For such services, MSDW Investment Management pays Chase a portion of the fee MSDW Investment Management receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., and an affiliate of MSDW Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTOR'S DEFERRED COMPENSATION PLAN: Each director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at June 30, 1999 totaled $125,519 and are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

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NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

G. PURCHASES AND SALES: During the six months ended June 30, 1999, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                         PURCHASES     SALES
PORTFOLIO                                  (000)       (000)
--------------------------------------  -----------  ---------
Active International Allocation.......   $ 170,009   $  63,313
Asian Equity..........................      83,375      66,804
Asian Real Estate.....................       1,905       1,546
Emerging Markets......................     702,611     663,702
European Equity.......................      68,757     124,133
European Real Estate..................       2,911      27,577
Global Equity.........................      40,265      57,398
International Equity..................     882,370     570,655
International Magnum..................      80,342     128,003
International Small Cap...............      46,156      53,809
Japanese Equity.......................       8,916      18,036
Latin American........................      16,467      14,157
Aggressive Equity.....................     119,887     165,178
Emerging Growth.......................      39,815      82,278
Equity Growth.........................     588,351     560,565
Technology............................      47,538      54,027
U.S. Equity Plus......................      30,290      82,781
U.S. Real Estate......................     121,696      81,726
Value Equity..........................      27,469      34,700
Emerging Markets Debt.................      73,926      67,756
Fixed Income..........................      63,828      46,310
Global Fixed Income...................      12,293      12,806
High Yield............................      50,699      64,648
Municipal Bond........................      12,547      19,989

Purchases and sales during the six months ended June 30, 1999 of long-term U.S. Government securities occurred in the Fixed Income and Global Fixed Income Portfolios as follows:

                                          PURCHASES     SALES
PORTFOLIO                                   (000)       (000)
---------------------------------------  -----------  ---------
Fixed Income...........................   $  42,647   $  67,502
Global Fixed Income....................       1,908       5,650

During the six months ended June 30, 1999, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately:

                                                  BROKERAGE
                                                 COMMISSION
PORTFOLIO                                           (000)
--------------------------------------------  -----------------
Active International Allocation.............      $      11
Asian Equity................................            100
Asian Real Estate...........................              1
Emerging Markets............................            192
European Equity.............................              1
European Real Estate........................              6
Global Equity...............................             12
International Equity........................            111
International Magnum........................             46
International Small Cap.....................              3
Japanese Equity.............................             21
Latin America...............................              1
Aggressive Equity...........................              3
Emerging Growth.............................              7
Equity Growth...............................             95
Value Equity................................             21

H. OTHER: At June 30, 1999, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                             NET APPREC.
                              COST      APPREC.    DEPREC.    (DEPREC.)
PORTFOLIO                     (000)      (000)      (000)       (000)
--------------------------  ---------  ---------  ---------  -----------
Active International
 Allocation...............  $ 396,209  $  39,586  $ (10,138)  $  29,448
Asian Equity..............     76,485     21,928       (786)     21,142
Asian Real Estate.........      3,382      1,232       (104)      1,128
Emerging Markets..........  1,008,925    283,097   (182,779)    100,318
European Equity...........    104,884     12,636     (4,810)      7,826
European Real Estate......     18,366        738       (938)       (200)
Global Equity.............    199,910     36,859     (9,146)     27,713
International Equity......  3,189,896    853,280   (119,700)    733,580
International Magnum......    207,299     25,222     (8,772)     16,450
International Small Cap...    261,392     50,123    (39,114)     11,009
Japanese Equity...........     50,656     12,207     (1,912)     10,295
Latin American............     24,169      4,285     (4,055)        230
Aggressive Equity.........    111,951     21,396     (1,070)     20,326
Emerging Growth...........     31,370      9,945       (673)      9,272
Equity Growth.............    782,157    257,256     (4,613)    252,643
Technology................     24,678      8,488       (638)      7,850
U.S. Equity Plus..........     15,407      2,402       (212)      2,190
U.S. Real Estate..........    309,958     26,900    (11,998)     14,902
Value Equity..............     46,969     13,124       (436)     12,688
Emerging Markets Debt.....     55,364      3,364     (1,662)      1,702
Fixed Income..............    204,177        333     (5,996)     (5,663)
Global Fixed Income.......     36,506        195     (1,965)     (1,770)
High Yield................    175,930      3,600    (12,004)     (8,404)
Municipal Bond............     25,569        674        (55)        619
Money Market..............  1,723,530         --         --          --
Municipal Money Market....  1,040,883         --         --          --

During the six months ended June 30, 1999, the Emerging Markets Portfolio owned shares of affiliated funds for which the Portfolio earned dividend income of approximately $39,000 and realized net gains of approximately $530,000.

At June 30, 1999, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                      EXPIRATION DATE
                                        DECEMBER 31,
                                           (000)
                         ------------------------------------------
PORTFOLIO                  2003       2004       2005       2006       TOTAL
-----------------------  ---------  ---------  ---------  ---------  ---------
Asian Equity...........  $      --  $      --  $  37,963  $  67,603  $ 105,566
Asian Real Estate......         --         --         --      2,577      2,577
Emerging Markets.......         --         --         --    269,895    269,895
European Real Estate...         --         --         40      1,452      1,492
International Magnum...         --         --         --      1,558      1,558
Japanese Equity........      1,668         --     11,123     23,700     36,491
Latin American.........         --         --         --     15,815     15,815
Aggressive Equity......         --         --         --      1,958      1,958
U.S. Real Estate.......         --         --         --      2,006      2,006
Emerging Markets
 Debt..................         --         --         --     89,125     89,125
Global Fixed Income....      1,568         --         --         --      1,568
Money Market...........         --        407         --         --        407
Municipal Money
 Market................         --         22         --          2         24

To the extent that capital loss carryovers are used to offset any future capital gains realized during the

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998 certain Portfolios incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net capital and net currency losses of approximately:

                                            CAPITAL
                                            LOSSES      CURRENCY
PORTFOLIO                                    (000)    LOSSES (000)
-----------------------------------------  ---------  -------------
Active International Allocation..........  $      --    $     112
Asian Real Estate........................         16           --
Emerging Markets.........................     78,013          739
European Equity..........................         --            9
European Real Estate.....................      3,936           --
Japanese Equity..........................      1,665           --
Latin American...........................      5,432           --
Aggressive Equity........................        272           --
Equity Growth............................      9,661           --
U.S. Real Estate.........................      1,053           15
Emerging Markets Debt....................      5,878           11
High Yield...............................        591           --
Municipal Money Market...................          3           --

During the six months ended June 30, 1999, the transactions in written call options were as follows:

COVERED PUT AND CALL OPTIONS:

                                              NO. OF
TECHNOLOGY PORTFOLIO                         CONTRACTS    PREMIUM (000)
-----------------------------------------  -------------  -------------
Options outstanding at December 31,
 1998....................................    $      60      $     225
Options expired during the period........          (60)          (225)
                                                   ---          -----
Options outstanding at June 30, 1999.....    $      --      $      --
                                                   ---          -----
                                                   ---          -----

                                          FACE AMOUNT
EMERGING MARKETS DEBT PORTFOLIO              (000)       PREMIUM (000)
--------------------------------------  ---------------  -------------
Options outstanding at December 31,
 1998.................................     $      --       $      --
Options written during the period.....           105              88
Options expired during the period.....           (37)            (41)
Options closed during the period......           (68)            (47)
                                               -----             ---
Options outstanding at June 30,
 1999.................................     $      --       $      --
                                               -----             ---
                                               -----             ---

At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

I. SUPPLEMENTAL PROXY INFORMATION:
On April 23, 1999, a special meeting of the stockholders of Morgan Stanley Dean Witter Institutional Fund Inc. (the "Fund") was held for the purpose of voting on the following matter:

1. Approval of the investment sub-advisory agreement by and between the Fund and Morgan Stanley Dean Witter Advisors Inc.

   PORTFOLIO                   VOTED
     VOTED       VOTED FOR    AGAINST   ABSTENTIONS  TOTAL SHARES
---------------  ----------  ---------  -----------  ------------
Money Market     945,041,182 9,027,618  98,111,705   1,052,180,505
Municipal Money
 Market          493,248,669 2,868,884  17,280,646    513,398,199

--------------------------------------------------------------------------------

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter
 Investment Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited; Managing Director,
 Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103-2921

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
ASSISTANT TREASURER

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786 OR VISIT OUR WEBSITE AT www.msdw.com/INSTITUTIONAL/INVESTMENTMANAGEMENT.

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